As filed with the SEC on April 7, 2014 .	Registration No. 333-112808
Registration No. 811-05826

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 20

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 121
_____________

PRUCO LIFE
VARIABLE UNIVERSAL ACCOUNT
(Exact Name of Registrant)

PRUCO LIFE INSURANCE COMPANY
(Name of Depositor)

213 Washington Street
Newark, New Jersey 07102
(800) 778-2255
(Address and telephone number of principal executive offices)
_____________

Erin C. Schwerzmann
Vice President and Corporate Counsel
Pruco Life Insurance Company
213 Washington Street
Newark, New Jersey 07102
(Name and address of agent for service)

Copy to:
Christopher E. Palmer, Esq.
Goodwin Procter LLP
901 New York Avenue, N.W.
Washington, D.C. 20001
_____________

It is proposed that this filing will become effective (check appropriate space):

□ immediately upon filing pursuant to paragraph (b) of Rule 485
■ on May 1, 2014 pursuant to paragraph (b) of Rule 485
(date)
□ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
□ on _____________ pursuant to paragraph (a)(1) of Rule 485
(date)

■ This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

PART A:

INFORMATION REQUIRED IN THE PROSPECTUS

PROSPECTUS
May 1, 2014

PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

PruLife® Custom Premier II

This prospectus describes an individual flexible premium variable universal life insurance contract, the PruLife® Custom Premier II Contract (the “Contract”) offered by Pruco Life Insurance Company ("Pruco Life", "us", "we", or "our"), a stock life insurance company.  Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America.

Investment Choices:

PruLife® Custom Premier II offers a wide variety of Variable Investment Options managed by these asset managers.  You may choose to invest your Contract's premiums and its earnings in one or more of the available Variable Investment Options of the Pruco Life Variable Universal Account (the “Account”).  The prospectuses for the Variable Investment Options, including information about their investment objectives, fees, and investment advisers/subadvisers, are printed in the following order after this prospectus.

• Advanced Series Trust	• Hartford Series Fund, Inc.
• American Century Investments®	• Janus Aspen Series
• American Funds Insurance Series	• JPMorgan Insurance Trust
• Dreyfus Investment Portfolios	• MFS® Variable Insurance Trust
• Dreyfus Socially Responsible Growth Fund, Inc.	• Neuberger Berman Advisers Management Trust
• Fidelity Variable Insurance Products Funds	• Prudential Series Fund
• Franklin Templeton Variable Insurance Products Trust	• TOPS – The Optimized Portfolio System®
• Hartford HLS Series Fund II, Inc.

For a complete list of the available Variable Investment Options, see The Funds.

You may also choose to invest your Contract’s premiums and its earnings in the Fixed Rate Option, also referred to as fixed investment option, which pays a guaranteed interest rate.  See The Fixed Rate Option.

Please Read this Prospectus.  Please read this prospectus before purchasing a PruLife® Custom Premier II variable universal life insurance Contract and keep it for future reference.  Current prospectuses for each of the underlying Funds accompany this prospectus.  These prospectuses contain important information about the Funds.  Please read these prospectuses and keep them for reference.

In compliance with US law, Pruco Life delivers this prospectus to contract owners that currently reside outside of the United States.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined that this Contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate.  It is a criminal offense to state otherwise.

The Contract may be purchased through registered representatives located in banks and other financial institutions. Investment in a variable life insurance contract is subject to risk, including the possible loss of your money.  An investment in PruLife® Custom Premier II is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency.

Pruco Life Insurance Company
213 Washington Street
Newark, New Jersey 07102
Telephone: (800) 944-8786

TABLE OF CONTENTS

Page

SUMMARY OF CHARGES AND EXPENSES	1
SUMMARY OF THE CONTRACT AND CONTRACT BENEFITS	8
SUMMARY OF CONTRACT RISKS	11
SUMMARY OF RISKS ASSOCIATED WITH THE VARIABLE INVESTMENT OPTIONS	15
GENERAL DESCRIPTIONS OF PRUCO LIFE INSURANCE COMPANY, THE REGISTRANT, AND THE FUNDS	16
CHARGES AND EXPENSES	24
PERSONS HAVING RIGHTS UNDER THE CONTRACT	29
OTHER GENERAL CONTRACT PROVISIONS	29
RIDERS	30
REQUIREMENTS FOR ISSUANCE OF A CONTRACT	32
PREMIUMS	32
DEATH BENEFITS	36
CONTRACT VALUES	42
LAPSE AND REINSTATEMENT	45
TAXES	46
DISTRIBUTION AND COMPENSATION	48
LEGAL PROCEEDINGS	49
FINANCIAL STATEMENTS	51
ADDITIONAL INFORMATION	51
DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS	52

Appendix A: Contract Variations	Appendix A

Advanced Series Trust:
AST Balanced Asset Allocation Portfolio	Appendix 1
AST BlackRock Global Strategies Portfolio	Appendix 2
AST Cohen & Steers Realty Portfolio	Appendix 3
AST Federated Aggressive Growth Portfolio	Appendix 4
AST Goldman Sachs Mid-Cap Growth Portfolio	Appendix 5
AST Herndon Large-Cap Value Portfolio	Appendix 6
AST J.P. Morgan International Equity Portfolio	Appendix 7
AST J.P. Morgan Strategic Opportunities Portfolio	Appendix 8
AST Large-Cap Value Portfolio	Appendix 9
AST Loomis Sayles Large-Cap Growth Portfolio	Appendix 10
AST MFS Global Equity Portfolio	Appendix 11
AST MFS Growth Portfolio	Appendix 12
AST Neuberger Berman Mid-Cap Growth Portfolio	Appendix 13
AST PIMCO Limited Maturity Bond Portfolio	Appendix 14
AST PIMCO Total Return Bond Portfolio	Appendix 15
AST Preservation Asset Allocation Portfolio	Appendix 16
AST Small-Cap Growth Portfolio	Appendix 17
AST Small-Cap Value Portfolio	Appendix 18
AST T. Rowe Price Large-Cap Growth Portfolio	Appendix 19
AST T. Rowe Price Natural Resources Portfolio	Appendix 20
AST Templeton Global Bond Portfolio	Appendix 21
AST Wellington Management Hedged Equity Portfolio	Appendix 22

American Century Investments®:
American Century VP Mid Cap Value Fund	Appendix 23

American Funds Insurance Series®:
American Funds IS® Growth FundSM	Appendix 24
American Funds IS® Growth-Income FundSM	Appendix 25
American Funds IS® International FundSM	Appendix 26

Dreyfus Investment Portfolios:
Dreyfus MidCap Stock Portfolio	Appendix 27

Dreyfus Socially Responsible Growth Fund, Inc.:
Dreyfus Socially Responsible Growth Fund, Inc.	Appendix 28

Fidelity® Variable Insurance Products:
Fidelity® VIP Contrafund® Portfolio	Appendix 29
Fidelity® VIP Mid Cap Portfolio	Appendix 30

Franklin Templeton Variable Insurance Products Trust:
Franklin Income VIP Fund	Appendix 31
Franklin Mutual Shares VIP Fund	Appendix 32
Templeton Growth VIP Fund	Appendix 33

Hartford HLS Series Fund II, Inc:
Hartford Growth Opportunities HLS Fund	Appendix 34

Hartford Series Fund, Inc:
Hartford Capital Appreciation HLS Fund	Appendix 35
Harford Disciplined Equity HLS Fund	Appendix 36
Harford Dividend and Growth HLS Fund	Appendix 37

Janus Aspen Series:
Janus Aspen Overseas Portfolio	Appendix 38

JPMorgan Insurance Trust:
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio	Appendix 39

MFS® Variable Insurance Trust:
MFS® Research Bond Series	Appendix 40
MFS® Utilities Series	Appendix 41
MFS® Value Series	Appendix 42

Neuberger Berman Advisers Management Trust:
Neuberger Berman AMT Socially Responsive Portfolio	Appendix 43

Prudential Series Fund:
PSF Diversified Bond Portfolio	Appendix 44
PSF Equity Portfolio	Appendix 45
PSF Global Portfolio	Appendix 46
PSF High Yield Bond Portfolio	Appendix 47
PSF Jennison Portfolio	Appendix 48
PSF Jennison 20/20 Focus Portfolio	Appendix 49
PSF Money Market Portfolio	Appendix 50
PSF Natural Resources Portfolio	Appendix 51
PSF Small Capitalization Stock Portfolio	Appendix 52
PSF SP International Growth Portfolio	Appendix 53
PSF SP International Value Portfolio	Appendix 54
PSF SP Prudential US Emerging Growth Portfolio	Appendix 55
PSF SP Small Cap Value Portfolio	Appendix 56
PSF Stock Index Portfolio	Appendix 57
PSF Value Portfolio	Appendix 58

TOPS-The Optimized Portfolio System®:
TOPS® Aggressive Growth ETF Portfolio	Appendix 59
TOPS® Balanced ETF Portfolio	Appendix 60
TOPS® Conservative ETF Portfolio	Appendix 61
TOPS® Growth ETF Portfolio	Appendix 62
TOPS® Managed Risk Balanced ETF Portfolio	Appendix 63
TOPS® Managed Risk Growth ETF Portfolio	Appendix 64
TOPS® Managed Risk Moderate Growth ETF Portfolio	Appendix 65
TOPS® Moderate Growth ETF Portfolio	Appendix 66

SUMMARY OF CHARGES AND EXPENSES

Capitalized terms used in this prospectus are defined where first used or in the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS, which is located at the end of this prospectus.

Contract Variations

Certain versions of PruLife Custom Premier II are no longer sold.  Your Contract features, riders, rates and charges may vary depending on the version you purchased.  Please contact your Pruco Life representative as well as reviewing Appendix A, later in this prospectus, for more information about the particular variations that apply to your Contract form number.  Your Contract form number is located in the lower left hand corner on the first page of your Contract.  If you purchased your contract prior to October 7, 2013, a description of contract variations that may apply to you is contained in the Expenses other than Portfolio Expenses section below and in Appendix A: Contract Variations for VUL-2008 (offered approximately 5/1/2008 - 10/6/2013), VUL-2005 (offered approximately 10/17/2005 - 4/30/2008), and VUL-2004 (offered approximately 5/17/2004 - 10/16/2005). The Contract may have been available in your state past the approximate end date indicated based on when your state approved the Contract.

Expenses other than Portfolio Expenses

The following tables describe the maximum fees and expenses that you could pay when buying, owning, and surrendering the Contract.  Generally, our current fees and expenses are lower than the maximum fees and expenses reflected in the following tables.  For more information about fees and expenses, see CHARGES AND EXPENSES.

The first table describes maximum fees and expenses that we deduct from each premium payment, and maximum fees we charge for transactions and riders.

Table 1: Transaction and Optional Rider Fees (for all Contract Forms)
Charge	When Charge is Deducted	Amount Deducted
Maximum Sales Charge on Premiums (Load)	Deducted from premium payments.	6%
Premium Based Administrative Charge	Deducted from premium payments.	7.5%
Surrender Charge(1) (Percentage of first year Sales Load Target Premium less premiums for riders and extras.)	Upon lapse, surrender, or decrease in Basic Insurance Amount.	Up to 100%
Transfer fee	Each transfer exceeding 12 in any Contract Year.	$25
Withdrawal fee (Based on the withdrawal amount.)	Upon withdrawal.	The lesser of $25 and 2%.
Insurance Amount Change fee	Upon change in Basic Insurance Amount.	$25
Living Needs Benefit Rider fee	When benefit is paid.	$150
Overloan Protection Rider fee (Percentage of the Contract Fund amount.)	One time charge upon exercising the rider benefit.	3.5%

(1)
The maximum surrender charge percentage of 100% applies in the early durations for younger ages.  The percentage varies by Contract form, issue age and duration, and reduces to zero by the end of the 10th year.  For some older ages, the duration is as short as 3 years.  For Contract Form VUL-2004 the maximum surrender charge percentage is 90%.  See CHARGES AND EXPENSES.

The second, third, and fourth tables describe the maximum Contract fees and expenses that you may pay periodically during the time you own the Contract, not including the Funds’ fees and expenses, depending on the Contract Form you purchase.

Table 2: Periodic Contract and Optional Rider Charges Other Than The Fund's Operating Expenses (Contract Form VUL-2013 for Contracts sold 10/7/13 or later, subject to state availability)
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance (“COI”) for the Basic Insurance Amount.
Minimum and Maximum Charges
per $1,000 of the net amount at risk
_____________
Initial COI for a representative Contract Owner, male age 32 in the Non-smoker Plus underwriting class, no riders.
(Charge per $1,000 of the net amount at risk.)
	Monthly	From $.02 to $83.34(1)(2) _____________ $0.09
Mortality and Expense Risk fee (Effective annual rate calculated as a percentage of assets in the Variable Investment Options.)	Daily	0.45%(3)
Additional Mortality fees for risk associated with certain health conditions, occupations, avocations, or aviation risks. (Charged per $1,000 of Basic Insurance Amount.)	Monthly	From $0.10 to $2.08(4)
Net interest on loans(5)	Annually	1% for standard loans. 0.05% for preferred loans.
Administrative fee for Basic Insurance Amount
Minimum and Maximum Charges
(Charge per $1,000 of Basic Insurance Amount plus a flat fee.)
_____________
Initial fee for Basic Insurance Amount for a representative Contract Owner, male age 32 in the Non-smoker Plus underwriting class, no riders.
(Charge per $1,000 of Basic Insurance Amount plus a flat fee.)
	Monthly	$0.07 to $1.09; plus $30 in the first Contract Year and $9 thereafter. _____________ $0.10 plus $30

Administrative fee for an increase to Basic Insurance Amount
Minimum and Maximum Charges
(Charge per $1,000 of increase to the Basic Insurance Amount plus a flat fee per increase segment.)
_____________
Initial fee for increase to Basic Insurance Amount for a representative Contract Owner, male age 32 in the Non-smoker Plus underwriting class, no riders
(Charge per $1,000 of increase to the Basic Insurance Amount plus a flat fee per increase segment.)
	Monthly	$0.07 to $1.09; plus $12 in the first 2 Contract Years and zero thereafter. _____________ $0.10 plus $12
Accidental Death Benefit Rider(6)
Minimum and Maximum Charges per $1,000 of the coverage amount.
_____________
Accidental Death Benefit Rider fee for a representative Contract Owner, male age 32 in the Non-smoker Plus underwriting class.
(Charge per $1,000 of the coverage amount.)
	Monthly	From $0.05 to $0.28(1) _____________ $0.07
Children Level Term Rider(6) (Charge per $1,000 of the coverage amount.)	Monthly	$0.42
Enhanced Disability Benefit Rider(1)(6)
Minimum and Maximum Charges
(Percentage of the greater of: 9% of the policy target premium or the total of monthly deductions.)
_____________
Enhanced Disability Benefit Rider fee for a representative Contract Owner, male age 32 in the Non-smoker Plus underwriting class.
(Percentage of the greater of: 9% of the policy target premium or the total of monthly deductions.)
	Monthly	From 7.08% to 12.17% _____________ 7.52%

(1)
The charge varies based on the individual characteristics of the insured, including such characteristics as: age, sex, and underwriting class.  The charge shown in the table may not be representative of the charge that a particular contract owner will pay.  You may obtain more information about the particular charges that apply to you by contacting your Pruco Life representative.

(2)
For example, the highest COI rate is for an insured who is a male/female age 120. You may obtain more information about the particular COI charges that apply to you by contacting your Pruco Life representative.

(3)	The daily charge is based on the effective annual rate shown.
(4)
The amount and duration of the charge will vary based on individual circumstances including issue age, type of risk, and the frequency of exposure to the risk, and is charged per $1,000 of Basic Insurance Amount. The charge shown in the table may not be representative of the charge that a particular contract owner will pay.  You may obtain more information about the particular charges that apply to you by contacting your Pruco Life representative

(5)
The net interest on loans reflects the net difference between a standard loan with an effective annual interest rate of 2% and an effective annual interest credit equal to 1%.  Preferred loans are charged a lower effective annual interest rate.  See Loans.

(6)	Duration of the charge is limited. See CHARGES AND EXPENSES.

Table 3: Periodic Contract and Optional Rider Charges Other Than The Fund's Operating Expenses (Contract Form VUL-2008)
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance (“COI”) for the Basic Insurance Amount.
Minimum and Maximum Charges
per $1,000 of the net amount at risk
_____________
Initial COI for a representative Contract Owner, male age 32 in the Non-smoker Plus underwriting class, no riders.
(Charge per $1,000 of the net amount at risk.)
	Monthly	From $.02 to $83.34(1)(2) _____________ $0.09
Mortality and Expense Risk fee (Effective annual rate calculated as a percentage of assets in the Variable Investment Options.)	Daily	0.45%(3)
Additional Mortality fees for risk associated with certain health conditions, occupations, avocations, or aviation risks. (Charged per $1,000 of Basic Insurance Amount.)	Monthly	From $0.10 to $2.08(4)
Net interest on loans(5)	Annually	1% for standard loans. 0.10% for preferred loans.
Administrative fee for Basic Insurance Amount
Minimum and Maximum Charges
(Charge per $1,000 of Basic Insurance Amount plus a flat fee.)
_____________
Initial fee for Basic Insurance Amount for a representative Contract Owner, male age 32 in the Non-smoker Plus underwriting class, no riders.
(Charge per $1,000 of Basic Insurance Amount plus a flat fee.)
	Monthly	$0.06 to $1.50; plus $30 in the first Contract Year and $9 thereafter. _____________ $0.13 plus $30
Administrative fee for an increase to Basic Insurance Amount
Minimum and Maximum Charges
(Charge per $1,000 of increase to the Basic Insurance Amount plus a flat fee per increase segment.)
_____________
Initial fee for increase to Basic Insurance Amount for a representative Contract Owner, male age 32 in the Non-smoker Plus underwriting class, no riders
(Charge per $1,000 of increase to the Basic Insurance Amount plus a flat fee per increase segment.)
	Monthly	$0.06 to $1.50; plus $12 in the first 2 Contract Years and zero thereafter. _____________ $0.13 plus $12

Accidental Death Benefit Rider(6)
Minimum and Maximum Charges per $1,000 of the coverage amount.
_____________
Accidental Death Benefit Rider fee for a representative Contract Owner, male age 32 in the Non-smoker Plus underwriting class.
(Charge per $1,000 of the coverage amount.)
	Monthly	From $0.05 to $0.28(1) _____________ $0.07
Children Level Term Rider(6) (Charge per $1,000 of the coverage amount.)	Monthly	$0.42
Enhanced Disability Benefit Rider(1)(6)
Minimum and Maximum Charges
(Percentage of the greater of: 9% of the policy target premium or the total of monthly deductions.)
_____________
Enhanced Disability Benefit Rider fee for a representative Contract Owner, male age 32 in the Non-smoker Plus underwriting class.
(Percentage of the greater of: 9% of the policy target premium or the total of monthly deductions.)
	Monthly	From 7.08% to 12.17% _____________ 7.52%

1)
The charge varies based on the individual characteristics of the insured, including such characteristics as: age, sex, and underwriting class.  The charge shown in the table may not be representative of the charge that a particular contract owner will pay.  You may obtain more information about the particular charges that apply to you by contacting your Pruco Life representative.

2)
For example, the highest COI rate is for an insured who is a male/female age 120. You may obtain more information about the particular COI charges that apply to you by contacting your Pruco Life representative.

3)	The daily charge is based on the effective annual rate shown.
4)
The amount and duration of the charge will vary based on individual circumstances including issue age, type of risk, and the frequency of exposure to the risk, and is charged per $1,000 of Basic Insurance Amount. The charge shown in the table may not be representative of the charge that a particular contract owner will pay.  You may obtain more information about the particular charges that apply to you by contacting your Pruco Life representative.

5)
The net interest on loans reflects the net difference between a standard loan with an effective annual interest rate of 4% and an effective annual interest credit equal to 3%.  Preferred loans are charged a lower effective annual interest rate.  See Loans.

6)	Duration of the charge is limited. See CHARGES AND EXPENSES.

Table 4: Periodic Contract and Optional Rider Charges Other Than The Fund's Operating Expenses (Contract Forms VUL-2004 and VUL-2005)
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance (“COI”) for the Basic Insurance Amount.
Minimum and Maximum Charges
per $1,000 of the net amount at risk.
_____________
Initial COI for a representative Contract Owner, male age 32 in the Non-smoker Plus underwriting class, no riders.
(Charge per $1,000 of the net amount at risk.)
	Monthly	From $.06 to $83.34(1)(2) _____________ $0.13
Cost of Insurance (“COI”) for Target Term Rider coverage.
Minimum and Maximum Charges
per $1,000 of the net amount at risk.
_____________
Initial COI for a representative Contract Owner, male age 32 in the Non-smoker Plus underwriting class.
	Monthly	From $.06 to $83.34(1)(2) _____________ $0.13
Mortality and Expense Risk fee (Calculated as a percentage of assets in Variable Investment Options.)	Daily	0.45%(3)
Additional Mortality fee for risk associated with certain health conditions, occupations, avocations, or aviation risks. (Charged per $1,000 of Basic Insurance Amount.)	Monthly	From $0.10 to $2.08(4)
Net interest on loans(5)	Annually	1% for standard loans. 0.10% for preferred loans.
Administrative fee for Basic Insurance Amount
Minimum and Maximum Charges
(Charge per $1,000 of Basic Insurance Amount plus a flat fee.)
_____________
Initial fee for Basic Insurance Amount for a representative Contract Owner, male age 32 in the Non-smoker Plus underwriting class, no riders.
(Charge per $1,000 of Basic Insurance Amount plus a flat fee.)
	Monthly	$0.04 to $1.40; plus $30 in the first Contract Year and $9 thereafter. _____________ $0.12 plus $30

Administrative fee for an increase to Basic Insurance Amount
Minimum and Maximum Charges
(Charge per $1,000 of increase to the Basic Insurance Amount plus a flat fee per increase segment.)
_____________
Initial fee for increase to Basic Insurance Amount for a representative Contract Owner, male age 32 in the Non-smoker Plus underwriting class, no riders.
(Charge per $1,000 of increase to the Basic Insurance Amount plus a flat fee per increase segment.)
	Monthly	$0.04 to $1.40; plus $12 in the first 2 Contract Years and zero thereafter. _____________ $0.12 plus $12
The Target Term Rider or an increase to the Target Term Rider
Minimum and Maximum Charges per $1,000 of the coverage amount.
_____________
Target Term Rider fee for a representative Contract Owner, male age 32 in the Non-smoker Plus underwriting class.
	Monthly	From $0.05 to $1.41(1) _____________ $0.13
Accidental Death Benefit Rider(6)
Minimum and Maximum Charges per $1,000 of the coverage amount
_____________
Accidental Death Benefit Rider fee for a representative Contract Owner, male age 32 in the Non-smoker Plus underwriting class.
(Charge per $1,000 of the coverage amount.)
	Monthly	From $0.05 to $0.28(1) _____________ $0.07
Children Level Term Rider(6) (Charge per $1,000 of the coverage amount.)	Monthly	$0.42
Enhanced Disability Benefit Rider(1)(6)
Minimum and Maximum Charges
(Percentage of the greater of: 9% of the policy target premium or the total of monthly deductions.)
_____________
Enhanced Disability Benefit Rider fee for a representative Contract Owner, male age 32 in the Non-smoker Plus underwriting class.
(Percentage of the greater of: 9% of the policy target premium or the total of monthly deductions.)
	Monthly	From 7.08% to 12.17%(7) _____________ 7.52%

(1)
The charge varies based on the individual characteristics of the insured, including such characteristics as: age, sex, and underwriting class.  The charge shown in the table may not be representative of the charge that a particular contract owner will pay.  You may obtain more information about the particular charges that apply to you by contacting your Pruco Life representative.

(2)
For example, the highest COI rate is for an insured who is a male/female age 99.  You may obtain more information about the particular COI charges that apply to you by contacting your Pruco Life representative.

(3)	The daily charge is based on the effective annual rate shown.
(4)
The amount and duration of the charge will vary based on individual circumstances including issue age, type of risk, and the frequency of exposure to the risk, and is charged per $1,000 of Basic Insurance Amount.  The charge shown in the table may not be representative of the charge that a particular contract owner will pay.  You may obtain more information about the particular charges that apply to you by contacting your Pruco Life representative.

(5)
The net interest on loans reflects the net difference between a standard loan with an effective annual interest rate of 4% and an effective annual interest credit equal to 3%.  Preferred loans are charged a lower effective annual interest rate.  See Loans.

(6)	Duration of the charge is limited. See CHARGES AND EXPENSES.
(7)	For Contracts issued on Contract Form VUL-2004, the amount deducted is 7.08% to 10.40% of the greater of 9% of the policy target premium or the total of monthly deductions.

Fund Expenses

This table shows the minimum and maximum total operating expenses charged by the Funds that you will pay periodically during the time you own the Contract.  More detail concerning each Fund’s fees and expenses is contained in the prospectus for each of the Funds.

Total Annual Fund Operating Expenses	Minimum	Maximum
(Expenses that are deducted from the Funds’ assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.37%	1.31%

SUMMARY OF THE CONTRACT
AND CONTRACT BENEFITS

Brief Description of the Contract

PruLife® Custom Premier II is a form of variable universal life insurance.  A variable universal life insurance contract is a flexible form of life insurance.  It has a Death Benefit and a Contract Fund, the value of which changes every day according to the investment performance of the investment options to which you have allocated your net premiums.   You may invest net premiums in one or more of the available Variable Investment Options or in the Fixed Rate Option. Although the value of your Contract Fund may increase if there is favorable investment performance in the Variable Investment Options you select, investment returns in the Variable Investment Options are NOT guaranteed.  There is a risk that investment performance will be unfavorable and that the value of your Contract Fund will decrease.  The risk will be different, depending upon which investment options you choose.  You bear the risk of any decrease.  If you select the Fixed Rate Option, we credit your account with a declared rate of interest, but you assume the risk that the rate may change, although it will never be lower than an effective annual rate of 1%.  Please see Appendix A: Contract Variations for information on other Contract Forms. Transfers from the Fixed Rate Option may be restricted. The Contract is designed to be flexible to meet your specific life insurance needs.  Within certain limits, the Contract will provide you with flexibility in determining the amount and timing of your premium payments.  Some Contract forms, features and/or riders described in this prospectus may not be available in all states.  Some Contract forms, features and/or Variable Investment Options described in this prospectus may not be available through all brokers.  Your Contract's form number is located in the lower left hand corner on the first page of your Contract.

Types of Death Benefit Available Under the Contract

There are three types of Death Benefit available.  You may choose a Contract with a Type A (fixed) Death Benefit under which the Death Benefit generally remains at the Basic Insurance Amount you initially chose.  However, the Contract Fund (described below) may grow to a point where the Death Benefit may increase and vary with investment experience.  If you choose a Contract with a Type B (variable) Death Benefit, your Death Benefit will vary with investment experience.  For Contracts with Type A and Type B Death Benefits, as long as the Contract is in-force, the Death Benefit will never be less than the Basic Insurance Amount shown in your Contract.  If you choose a Contract with a Type C (return of premium) Death Benefit, the Death Benefit is generally equal to the Basic Insurance Amount plus the total premiums paid into the Contract, less withdrawals.  The total premiums, less withdrawals, is not accumulated with interest. Please see Appendix A: Contract Variations for information on other Contract Forms. The Death Benefit on a Contract with a Type C Death Benefit is limited to the Basic Insurance Amount plus an amount equal to: the Contract Fund plus the Type C Limiting Amount (the initial Basic Insurance Amount) multiplied by the Type C Death Benefit Factor, both located in the Contract Limitations section of your Contract.

Any type of Death Benefit, described above, may be increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

You may change your Contract’s Death Benefit type after issue, however, if you choose a Contract with a Type A Death Benefit or Type B Death Benefit at issue, you will not be able to change to a Contract with a Type C Death Benefit thereafter.  Also, if you change a Contract with a Type C Death Benefit to a Contract with a Type A Death Benefit or Type B Death Benefit after issue, you will not be able to change back to a Contract with a Type C Death Benefit.  See Types of Death Benefit and Changing the Type of Death Benefit.

No-Lapse Guarantee Information

If you pay one of the three No-Lapse Guarantee Premiums described below, we will guarantee that your Contract will not lapse for the corresponding No-Lapse Guarantee Period as a result of unfavorable investment performance, and a Death Benefit will be paid upon the death of the insured, even if your Contract Fund value drops to zero. The No-Lapse Guarantee is based on your premium payments and is not a benefit you need to elect. Withdrawals and outstanding Contract loans may adversely affect the status of the No-Lapse Guarantee.  See Withdrawals and Loans.

Generally there are three No-Lapse Guarantee Premiums and No-Lapse Guarantee Periods.  The No-Lapse Guarantee Premiums vary by Basic Insurance Amount, definition of life insurance test, issue age, sex, underwriting class, and any substandard or additional mortality risk.  See No-Lapse Guarantee, PREMIUMS, and DEATH BENEFITS.

1.
All Contracts have a Short Term No-Lapse Guarantee period, which has a corresponding Short Term No-Lapse Guarantee Premium.  A Contract with a Type C (return of premium) Death Benefit will only have a Short Term No-Lapse Guarantee available.

2.	All Contracts without a Type C (return of premium) Death Benefit have a second, longer Limited No-Lapse Guarantee period with a corresponding Limited No-Lapse Guarantee Premium.
3.
Additionally, there is a Lifetime No-Lapse Guarantee period with a corresponding Lifetime Guarantee Premium for a Contract with a Type A (fixed) Death Benefit or a Contract with a Type B (variable) Death Benefit that has elected the Cash Value Accumulation Test for definition of life insurance.

Unless a No-Lapse Guarantee is in effect, the Contract will go into default if the Contract Fund less any Contract Debt and less any applicable surrender charges falls to zero or less.  Your Pruco Life representative can tell you the premium amounts you will need to pay to maintain these guarantees.

The Contract Fund

Your Contract Fund value changes daily, reflecting:  (1) increases or decreases in the value of the Variable Investment Options; (2) interest credited on any amounts allocated to the Fixed Rate Option; (3) interest credited on any loan; and (4) the daily asset charge for mortality and expense risks assessed against the Variable Investment Options.  The Contract Fund value also changes to reflect the receipt of premium payments, charges deducted from premium payments, and the monthly deductions described under CHARGES AND EXPENSES, and any added persistency credit.  See Persistency Credit.

Premium Payments

You choose the timing and the amount of premium payments, with the exception of the minimum initial premium.  All subsequent premium payments are subject to a minimum of $25 per payment.  The Contract will remain in-force if the Contract Fund less any applicable surrender charges is greater than zero and more than any Contract Debt.  Paying insufficient premiums, poor investment results, or the taking of loans or withdrawals from the Contract will increase the possibility that the Contract will lapse.  However, if the premiums you paid, accumulated at an effective annual rate of 4%, less withdrawals also accumulated at 4% (“Accumulated Net Payments”) are at least equal to the amounts shown in the Table of No-Lapse Guarantee Values in your Contract Data pages, and there is no Contract Debt, we guarantee that your Contract will not lapse, even if investment experience is very unfavorable and the Contract Fund drops below zero.  The length of time that the guarantee against lapse is available depends on your Contract's Death Benefit type.  See PREMIUMS, No-Lapse Guarantee, and LAPSE AND REINSTATEMENT.

If you pay more premium than permitted under section 7702A of the Internal Revenue Code, your Contract would be classified as a Modified Endowment Contract, which would affect the federal income tax treatment of loans and withdrawals.  For more information, see Tax Treatment of Contract Benefits - Modified Endowment Contracts.

Allocation of Premium Payments

When you apply for the Contract, you tell us how to allocate your premiums. You may change the way in which subsequent premiums are allocated by giving written notice to a Service Office, by our website, provided you are enrolled to use Prudential Online® Account Access, or by telephoning a Service Office, provided you are enrolled to use the Telephone Transfer System.  See The Pruco Life Variable Universal Account and the Allocation of Premiums sections.

On the later of the Contract Date and the end of the Valuation Period in which the initial premium is received, we deduct the charge for sales expenses and the premium based administrative charge from the initial premium.
During the 10 day period following your receipt of the Contract, the remainder of the initial premium and any other net premium will be allocated to the Money Market investment option as of the end of the Valuation Period in which it is received in Good Order at the Payment Office.  After the tenth day, these funds, adjusted for any investment results, will be transferred out of the Money Market investment option and allocated among the Variable Investment Options and/or the Fixed Rate Option according to your current premium allocation.
The charge for sales expenses and the premium based administrative charge will also apply to all subsequent premium payments.  The remainder of each subsequent premium payment will be invested as of the end of the Valuation Period in which it is received in Good Order at the Payment Office, in accordance with the allocation you previously designated.

Investment Choices

You may choose to invest your Contract's premiums and its earnings in one or more of the available Variable Investment Options. You may also invest in the Fixed Rate Option.  See The Funds and The Fixed Rate Option.  You may transfer money among your investment choices, subject to restrictions.  See Transfers/Restrictions on Transfers.

We may add or remove Variable Investment Options in the future.

Increasing or Decreasing Basic Insurance Amount

Subject to conditions determined by us, after the issue of the Contract and after the first Contract Anniversary, you may increase the amount of insurance by increasing the Basic Insurance Amount of the Contract.  When you do this, you create an additional Coverage Segment.  Each Coverage Segment will be subject to its own monthly deductions, surrender charge, and surrender charge period, which begin on that segment’s effective date.  See Increases in Basic Insurance Amount and Surrender Charges.  In addition, if a significant premium is paid in conjunction with an increase, there is a possibility that the Contract will be classified as a Modified Endowment Contract.  See Tax Treatment of Contract Benefits.

Subject to certain limitations, you also have the option of decreasing the Basic Insurance Amount of your Contract after the issue of the Contract.  See Decreases in Basic Insurance Amount.

For Contracts with more than one Coverage Segment, a decrease in Basic Insurance Amount will reduce each Coverage Segment based on the proportion of the Coverage Segment amount to the total of all Coverage Segment amounts in effect just before the change.  A decrease in Basic Insurance Amount may result in a surrender charge. See Surrender Charges.

We may decline a decrease in the Basic Insurance Amount if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code.  In addition, if the Basic Insurance Amount is decreased, there is a possibility that the Contract will be classified as a Modified Endowment Contract.  See Tax Treatment of Contract Benefits.  We may decline a decrease in the Basic Insurance Amount if the Contract Fund value is less than any applicable partial surrender charges.

No administrative processing charge is currently being made in connection with either an increase or a decrease in Basic Insurance Amount.  However, we reserve the right to charge such a fee in an amount of up to $25.  See CHARGES AND EXPENSES.

Access to Contract Values

A Contract may be surrendered for its Cash Surrender Value (the Contract Fund minus any Contract Debt and minus any applicable surrender charge) while the insured is living.  To surrender a Contract, we may require you to deliver or mail the Contract with a written request in a form that meets our needs, to a Service Office.  The Cash Surrender Value of a Contract will be determined as of the end of the Valuation Period in which such a request is received in Good Order in a Service Office.  Surrender of a Contract may have tax consequences. See Surrender of a Contract and Tax Treatment of Contract Benefits.

Under certain circumstances, you may withdraw a part of the Contract's Cash Surrender Value without surrendering the Contract.  The amount withdrawn must be at least $500.  We may charge an administrative processing fee for each withdrawal which is the lesser of: (a) $25 and; (b) 2% of the withdrawal amount.  Currently, we do not charge a fee for withdrawals.  Withdrawal of the Cash Surrender Value may have tax consequences.  See Withdrawals and Tax Treatment of Contract Benefits.

Contract Loans

You may borrow money from us using your Contract as security for the loan, provided the Contract is not in default.  The maximum loan amount is equal to the sum of (1) 99% of the portion of the cash value attributable to the Variable Investment Options and (2) the balance of the cash value, provided the Contract is not in default.  The cash value is equal to the Contract Fund less any surrender charge.  A Contract in default has no loan value.  There is no minimum loan amount.  Please see Appendix A: Contract Variations for information on other Contract Forms.  See Loans.

Persistency Credit Information

If your Contract is not in default, on each Monthly Date on or following at least the 5th Contract Anniversary, we may credit your Contract Fund with an additional amount for keeping your Contract in-force.  See the Persistency Credit section.

Canceling the Contract (“Free-Look”)

Generally, you may return the Contract for a refund within 10 days after you receive it (or within any longer period of time required by state law).  In general, you will receive a refund of all premium payments made, less any applicable federal and/or state income tax withholding.  However, if applicable law permits a market value free-look, you will receive the greater of (1) the Contract Fund (which includes any investment results) plus the amount of any charges that have been deducted or (2) all premium payments made (including premium payments made more than 10 days after you receive the Contract, but within any longer free-look period of time required by state law), less any applicable federal and/or state income tax withholding.  A Contract returned according to this provision shall be deemed void from the beginning.

SUMMARY OF CONTRACT RISKS

Contract Values are Not Guaranteed

Your benefits (including life insurance) are not guaranteed, and may be entirely dependent on the investment performance of the Variable Investment Options you select.  The value of your Contract Fund rises and falls with the performance of the Variable Investment Options you choose and the charges that we deduct.  Poor investment performance or loans could cause your Contract to lapse and you could lose your insurance coverage.   However, payment of the Death Benefit may be guaranteed under the No-Lapse Guarantee feature or may be protected under the Overloan Protection Rider.  See No-Lapse Guarantee and Other Riders - Overloan Protection Rider.

The Variable Investment Options you choose may not perform to your expectations.  Investing in the Contract involves risks including the possible loss of your entire investment.  Only the Fixed Rate Option provides a guaranteed rate of return.  For more detail, please see Risks Associated with the Variable Investment Options and The Fixed Rate Option.

Limitation of Benefits on Certain Riders for Claims Due to War or Service in the Armed Forces

We will not pay a benefit on any Accidental Death Benefit type rider or make payments for any disability type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression.  This restriction includes service in the armed forces of any country at war.

Increase in Charges

In several instances we will use the terms “maximum charge” and “current charge.”  The “maximum charge,” in each instance, is the highest charge that we may make under the Contract.  The “current charge,” in each instance, is the amount that we now charge, which may be lower than the maximum charge.  If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Contract Lapse

Each month we determine the value of your Contract Fund.  The Contract is in default if the Contract Fund, less any applicable surrender charges, is zero or less, unless it remains in-force under the No-Lapse Guarantee.  See No-Lapse Guarantee.  Your Contract will also be in default if at any time the Contract Debt equals or exceeds the Contract Fund less any applicable surrender charges.  Should any event occur that would cause your Contract to lapse, we will notify you of the required payment to prevent your Contract from terminating.  See Loans.  Your payment must be received in Good Order at the Payment Office within the 61-day grace period after the notice of default is mailed or the Contract will end and have no value.  See LAPSE AND REINSTATEMENT.  If you have an outstanding loan when your Contract lapses, you may have taxable income as a result.  See Tax Treatment of Contract Benefits - Pre-Death Distributions.

Risks of Using the Contract as a Short Term Savings Vehicle

The Contract is designed to provide benefits on a long-term basis. Consequently, you should not purchase the Contract as a short-term investment or savings vehicle. Because of the long-term nature of the Contract, you should consider whether purchasing the Contract is consistent with the purpose for which it is being considered.

Because the Contract provides for an accumulation of a Contract Fund as well as a Death Benefit, you may wish to use it for various insurance planning purposes.  Purchasing the Contract for such purposes may involve certain risks.

For example, a life insurance contract could play an important role in helping you to meet the future costs of a child’s education.  The Contract’s Death Benefit could be used to provide for education costs should something happen to you, and its investment features could help you accumulate savings.  However, if the Variable Investment Options you choose perform poorly, if you do not pay sufficient premiums, or if you access the values in your Contract through withdrawals or Contract loans, your Contract may lapse or you may not accumulate the value you need.

Risks of Taking Withdrawals

If your Contract meets certain requirements, you may make withdrawals from your Contract’s Cash Surrender Value while the Contract is in-force.  The amount withdrawn must be at least $500.  The withdrawal amount is limited by the requirement that the Cash Surrender Value after withdrawal may not be less than or equal to zero after deducting any charges associated with the withdrawal and an amount that we estimate will be sufficient to cover the Contract Fund deductions for two Monthly Dates following the date of withdrawal.  We may charge an administrative processing fee for each withdrawal which is the lesser of: (a) $25 and; (b) 2% of the withdrawal amount.  Currently, we do not charge a fee for withdrawals.  Withdrawal of the Cash Surrender Value may have tax consequences.  See Tax Treatment of Contract Benefits.

Whenever a withdrawal is made, the Death Benefit may immediately be reduced by at least the amount of the withdrawal.  Withdrawals under Contracts with a Type B Death Benefit and Type C Death Benefit will not change the Basic Insurance Amount.  However, under a Contract with a Type A Death Benefit, the withdrawal may require a reduction in the Basic Insurance Amount.  A surrender charge may be deducted when any withdrawal causes a reduction in the Basic Insurance Amount.  See CHARGES AND EXPENSES.  No withdrawal will be permitted under a Contract with a Type A Death Benefit if it would result in a Basic Insurance Amount of less than the minimum Basic Insurance Amount.  See REQUIREMENTS FOR ISSUANCE OF A CONTRACT.  It is important to note, however, that if the Basic Insurance Amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract.  Accessing the values in your Contract through withdrawals may significantly affect current and future Contract values or Death Benefit proceeds and may increase the chance that your Contract will lapse.  Before making any withdrawal that causes a decrease in Basic Insurance Amount, you should consult with your tax adviser and your Pruco Life representative.  See Withdrawals and Tax Treatment of Contract Benefits.

Limitations on Transfers

You may, up to 12 times each Contract Year, transfer amounts among the Variable Investment Options or to the Fixed Rate Option.  Additional transfers may be made only with our consent.  Currently, we allow you to make additional transfers.  We may charge up to $25 for each transfer made exceeding 12 in any Contract Year.  Currently, we do not charge a fee for transfers.

For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, by our website, provided you are enrolled to use Prudential Online® Account Access, or by telephone, provided you are enrolled to use the Telephone Transfer System.  We use reasonable procedures to confirm that instructions given by telephone are genuine.  However, we are not liable for following telephone instructions that we reasonably believe to be genuine.  In addition, we cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form that meets our needs, bear an original signature in ink, and are sent to us by U.S. regular mail.  After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax, or electronic means will be rejected, even in the event that it is inadvertently processed.

In addition, you may use our dollar cost averaging feature or our automatic rebalancing feature. Currently, transfers effected systematically under either a dollar cost averaging or an automatic rebalancing program described in this prospectus do not count towards the limit of 12 transfers per Contract Year or the limit of 20 transfers per calendar year.  In the future, we may count such transfers towards the limit.  See Transfers/Restrictions on Transfers, Dollar Cost Averaging, and Auto-Rebalancing.

Multiple transfers that occur during the same day, but prior to the end of the Valuation Period for that day, will be counted as a single transfer.

Generally, only one transfer from the Fixed Rate Option is permitted during each Contract Year.  The maximum amount per Contract you may transfer out of the Fixed Rate Option each year is the greater of:  (a) 25% of the amount in the Fixed Rate Option; and (b) $2,000.

Your Contract may include Funds that are not currently accepting additional investments.  See the section titled The Pruco Life Variable Universal Account.

We may modify your right to make transfers by restricting the number, timing and/or amount of transfers we find to be disruptive to the investment option or to the disadvantage of other Contract Owners.  We also reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract Owner.  We will immediately notify you at the time of a transfer request if we exercise this right.

Transfer restrictions will be applied uniformly and will not be waived.  See Transfers/Restrictions on Transfers.

Charges on Surrender of the Contract

You may surrender your Contract at any time for its Cash Surrender Value while the insured is living.  We deduct a surrender charge from the surrender proceeds. In addition, the surrender of your Contract may have tax consequences.  See Tax Treatment of Contract Benefits.

We will assess a surrender charge if, during the first 10 Contract Years (or during the first 10 years of a Coverage Segment representing an increase in Basic Insurance Amount), the Contract lapses, is surrendered, or the Basic Insurance Amount is decreased (including as a result of a withdrawal or a Death Benefit type change).  The surrender charge varies and is calculated as described in Surrender Charges.  While the amount of the surrender charge decreases over time, it may be a substantial portion or even equal to your Contract Fund.

Risks of Taking a Contract Loan

Accessing the values in your Contract through Contract loans may significantly affect current and future Contract values or Death Benefit proceeds and may increase the chance that your Contract will lapse.  Your Contract will be in default if, at any time, the Contract Debt equals or exceeds the Contract Fund less any applicable surrender charges, even if the No-Lapse Guarantee is in effect.  If the Contract lapses or is surrendered, the amount of unpaid Contract Debt will be treated as a distribution and will be immediately taxable to the extent of the gain in the Contract.  In addition, if your Contract is a Modified Endowment Contract for tax purposes, taking a Contract loan may have tax consequences.  See Tax Treatment of Contract Benefits.

Potential Tax Consequences

Your Contract is structured to meet the definition of life insurance under Section 7702 of the Internal Revenue Code.  At issue, the Contract Owner chooses one of the following definitions of life insurance tests:  (1) Cash Value Accumulation Test or (2) Guideline Premium Test.  Under the Cash Value Accumulation Test, there is a minimum Death Benefit to cash value ratio.  Under the Guideline Premium Test, there is a limit to the amount of premiums that can be paid into the Contract, as well as a minimum Death Benefit to cash value ratio.  Consequently, we reserve the right to refuse to accept a premium payment that would, in our opinion, cause this Contract to fail to qualify as life insurance.  We also have the right to refuse to accept any payment that increases the Death Benefit by more than it increases the Contract Fund.  Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question.  Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract Owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.  We require the Guideline Premium Test as the definition of life insurance if you choose to have the Overloan Protection Rider.  See the Other Riders - Overloan Protection Rider section.

Current federal tax law generally excludes all Death Benefits from the gross income of the beneficiary of a life insurance contract.  However, your Death Benefit could be subject to estate tax.  In addition, you generally are not subject to taxation on any increase in the Contract value until it is withdrawn.  Generally, you are taxed on surrender proceeds and the proceeds of any partial withdrawals only if those amounts, when added to all previous distributions, exceed the total premiums paid.  Amounts received upon surrender or withdrawal (including any outstanding Contract loans) in excess of premiums paid are treated as ordinary income.

Special rules govern the tax treatment of life insurance policies that meet the federal definition of a Modified Endowment Contract.  The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the Basic Insurance Amount is made (or a rider removed).  The addition of a rider or an increase in the Basic Insurance Amount may also cause the Contract to be classified as a Modified Endowment Contract if a significant premium is paid in conjunction with an increase or the addition of a rider.  We will notify you if a premium or a reduction in Basic Insurance Amount would cause the Contract to become a Modified Endowment Contract, and advise you of your options.

Under current tax law, Death Benefit payments under Modified Endowment Contracts, like Death Benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary.  However, amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income.  An assignment of a Modified Endowment Contract is taxable in the same way.  These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.  See Tax Treatment of Contract Benefits.

Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity.  It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

Replacement of the Contract

The replacement of life insurance is generally not in your best interest.  In most cases, if you require additional life insurance coverage, the benefits of your existing contract can be protected by increasing the insurance amount of your existing contract, or by purchasing an additional contract.  If you are considering replacing a contract, you should compare the benefits and costs of supplementing your existing contract with the benefits and costs of purchasing a new contract and you should consult with a tax adviser.

SUMMARY OF RISKS ASSOCIATED WITH
THE VARIABLE INVESTMENT OPTIONS

You may choose to invest your Contract's premiums and its earnings in one or more of the available Variable Investment Options. You may also invest in the Fixed Rate Option.  The Fixed Rate Option is the only investment option that offers a guaranteed rate of return.  See The Funds and The Fixed Rate Option.

Risks Associated with the Variable Investment Options

The Separate Account invests in the shares of one or more open-end management investment companies registered under the Investment Company Act of 1940.  Each Variable Investment Option has its own investment objective and associated risks, which are described in the accompanying Fund prospectuses.  The income, gains, and losses of one Variable Investment Option have no effect on the investment performance of any other Variable Investment Option.

We do not promise that the Variable Investment Options will meet their investment objectives.  Amounts you allocate to the Variable Investment Options may grow in value, decline in value or grow less than you expect, depending on the investment performance of the Variable Investment Options you choose.  You bear the investment risk that the Variable Investment Options may not meet their investment objectives.  It is possible to lose your entire investment in the Variable Investment Options.  Although the Series Fund Money Market Portfolio is designed to be a stable investment option, it is possible to lose money in that Portfolio.  For example, when prevailing short-term interest rates are very low, the yield on the Money Market Portfolio may be so low that, when Separate Account and Contract charges are deducted, you experience a negative return.  See The Funds.

This Contract offers Variable Investment Options that invest in Funds offered through the Advanced Series Trust (“AST”).  These Variable Investment Options have the prefix AST.  The AST Variable Investment Options are also available in variable annuity contracts we offer.  Some of these variable annuity contracts offer optional living benefits that utilize a predetermined mathematical formula (the “formula”) to manage the guarantees offered in connection with those optional benefits.  The formula monitors each contract owner’s account value daily and, if necessary, will systematically transfer amounts among investment options.  The formula transfers funds between the Variable Investment Options for those variable annuity contracts and an AST bond portfolio sub-account (those AST bond portfolios are not available in connection with the life contracts offered through this prospectus). You should be aware that the operation of the formula in those variable annuity contracts may result in large-scale asset flows into and out of the underlying Funds that are available with your Contract. These asset flows could adversely impact the underlying Funds, including their risk profile, expenses and performance. Because transfers between the Variable Investment Options and the AST bond sub-account can be frequent and the amount transferred can vary from day to day, any of the underlying Funds could experience the following effects, among others:

(a)
a Fund’s investment performance could be adversely affected by requiring a subadvisor to purchase and sell securities at inopportune times or by otherwise limiting the subadvisor’s ability to fully implement the Fund’s investment strategy;

(b)
the subadvisor may be required to hold a larger portion of assets in highly liquid securities than it otherwise would hold, which could adversely affect performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held; and

(c)
a Fund may experience higher turnover than it would have experienced without the formula, which could result in higher operating expense ratios and higher transaction costs for the Fund compared to other similar funds.

The efficient operation of the asset flows among Funds triggered by the formula depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one fund to another fund, which in turn could adversely impact performance.

Before you allocate to the Variable Investment Options with the AST Portfolios listed below, you should consider the potential effects on the Funds that are the result of the operation of the formula in the variable annuity contracts that are unrelated to your Contract.  Please work with your financial professional to determine which Variable Investment Options are appropriate for your needs.

Learn More about the Variable Investment Options

Before allocating amounts to the Variable Investment Options, you should read the current Fund prospectuses for detailed information concerning their investment objectives, strategies, and investment risks.

GENERAL DESCRIPTIONS OF PRUCO LIFE INSURANCE COMPANY, THE REGISTRANT, AND THE FUNDS

Pruco Life Insurance Company

Pruco Life Insurance Company ("Pruco Life", “us”, “we”, or “our”) is a stock life insurance company, organized on December 23, 1971 under the laws of the state of Arizona.  It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York.  Our principal Executive Office is located at 213 Washington Street, Newark, New Jersey 07102.

The Pruco Life Variable Universal Account

We have  established a Separate Account, the Pruco Life Variable Universal Account (the "Account", or the "Registrant") to hold the assets that are associated with the Contracts.  The Account was established on April 17, 1989 under Arizona law and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company.  The Account meets the definition of a "Separate Account" under the federal securities laws.  The Account holds assets that are segregated from all of our other assets.

We are the legal owner of the assets in the Account.  We will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Contracts.  In addition to these assets, the Account's assets may include funds contributed by us to commence operation of the Account and may include accumulations of the charges we make against the Account.  From time to time we will transfer capital contributions and earned fees and charges to its general account.  We will consider any possible adverse impact the transfer might have on the Account before making any such transfer.

Income, gains and losses credited to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of our other assets. The assets of the Account may not be charged with liabilities that arise from any other business we conduct.

We are obligated to pay all amounts promised to Contract Owners under the Contract. The obligations to Contract Owners and beneficiaries arising under the Contracts are our general corporate obligations.  Guarantees and benefits within the Contract are subject to our claims paying ability.

You may invest in one or a combination of the available Variable Investment Options, including any investments currently in the AST Neuberger Berman Mid-Cap Growth Portfolio, but only if you are already invested in this portfolio.  When you choose a Variable Investment Option, we purchase shares of a Fund or a separate investment series of a Fund which are held as an investment for that option.  We hold these shares in the Account.  We may remove or add additional Variable Investment Options in the future.

The Funds

Each of these Funds is detailed in separate prospectuses that are provided with this prospectus.  You should read the Fund prospectuses before you decide to allocate assets to the Variable Investment Options.  The Variable Investment Options that you select are your choice – we do not provide investment advice, nor do we recommend any particular Variable Investment Option.  There is no assurance that the investment objectives of the Variable Investment Options will be met.  Please refer to the list below to see which Variable Investment Options you may choose.

The terms “Fund”, “Portfolio”, and “Variable Investment Option” are largely used interchangeably.  Some of the Variable Investment Options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.  Funds of the series type, such as the Prudential Series Fund or Advanced Series Trust, are generally described as a "Fund" consisting of a number of underlying "Portfolios."

Investment Managers for The Prudential Series Fund and the Advanced Series Trust

Prudential Investments LLC serves as the investment manager for The Prudential Series Fund (PSF).  Prudential Investments LLC and AST Investment Services, Inc. serve as co-investment managers of the Advanced Series Trust (AST).

The investment management agreements for PSF and AST provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Fund with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Fund. The Investment Managers must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The chart below reflects the Funds in which the Account invests, their investment objectives, and each Fund’s investment subadvisers.  For Funds with multiple subadvisers, each subadviser manages a portion of the assets for that Fund.  Your Contract may include Funds that are not currently accepting additional investments.  See the section titled The Pruco Life Variable Universal Account.

Variable Investment Option	Investment Objective Summary	Subadviser
Affiliated Funds
THE ADVANCED SERIES TRUST
AST Balanced Asset Allocation Portfolio – Class 1	Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	Quantitative Management Associates, LLC
AST BlackRock Global Strategies Portfolio – Class 1	Seeks a high total return consistent with a moderate level of risk.	BlackRock Investment Management, LLC
AST Cohen & Steers Realty Portfolio – Class 1	Seeks to maximize total return through investment in real estate securities.	Cohen & Steers Capital Management, Inc.
AST Federated Aggressive Growth Portfolio – Class 1	Seeks capital growth.	Federated Equity Management Company of Pennsylvania / Federal Global Investment Management Corp, collectively
AST Goldman Sachs Mid-Cap Growth Portfolio – Class 1	Seeks long-term growth of capital.	Goldman Sachs Asset Management, L.P.
AST Herndon Large-Cap Value Portfolio – Class 1	Seeks maximum growth of capital by investing primarily in the value stocks of larger companies.	Herndon Capital Management, LLC
AST J.P. Morgan International Equity Portfolio – Class 1	Seeks capital growth.	J.P. Morgan Investment Management, Inc.
AST J.P. Morgan Strategic Opportunities Portfolio – Class 1	Seeks to maximize return compared to the benchmark through security selection and tactical asset allocation.	J.P. Morgan Investment Management, Inc.
AST Large-Cap Value Portfolio – Class 1	Seeks current income and long-term growth of income, as well as capital appreciation.	Hotchkis and Wiley Capital Management LLC

Variable Investment Option	Investment Objective Summary	Subadviser
AST Loomis Sayles Large-Cap Growth Portfolio – Class 1	Seeks capital growth.	Loomis, Sayles & Company, L.P.
AST MFS Global Equity Portfolio – Class 1	Seeks capital growth.	Massachusetts Financial Services Company
AST MFS Growth Portfolio – Class 1	Seeks long-term growth of capital and future, rather than current, income.	Massachusetts Financial Services Company
AST Neuberger Berman Mid-Cap Growth Portfolio – Class 1	Seeks capital growth.	Neuberger Berman Management, LLC
AST PIMCO Limited Maturity Bond Portfolio – Class 1	Seeks to maximize total return, consistent with preservation of capital and prudent investment management.	Pacific Investment Management Company LLC
AST PIMCO Total Return Bond Portfolio – Class 1	Seeks to maximize total return, consistent with preservation of capital and prudent investment management.	Pacific Investment Management Company LLC
AST Preservation Asset Allocation Portfolio – Class 1	Seeks to obtain a total return consistent with its specified level of risk tolerance.	Quantitative Management Associates, LLC
AST Small-Cap Growth Portfolio – Class 1	Seeks long-term capital growth.	Eagle Asset Management, Inc. & Emerald Mutual Fund Advisers Trust
AST Small-Cap Value Portfolio – Class 1	Seeks to provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued.	ClearBridge Investments, LLC, J.P. Morgan Investment Management, Inc. & Lee Munder Capital Group, LLC
AST T. Rowe Price Large-Cap Growth Portfolio – Class 1
Seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.
T. Rowe Price Associates, Inc.
AST T. Rowe Price Natural Resources Portfolio – Class 1
Seeks long-term capital growth primarily through investing in the common stocks of companies that own or develop natural resources (such as energy products, precious metals and forest products) and other basic commodities.
T. Rowe Price Associates, Inc.
AST Templeton Global Bond Portfolio – Class 1	Seeks to provide current income with capital appreciation and growth of income.	Franklin Advisers, Inc.
AST Wellington Management Hedged Equity Portfolio – Class 1
Seeks to outperform a mix of 50% Russell 3000® Index, 20% MSCI EAFE Index, and 30% Treasury Bill Index over a full market cycle by preserving capital in adverse markets utilizing an options strategy while maintaining equity exposure to benefit from up markets through investments in Wellington Management’s equity investment strategies.
Wellington Management Company, LLP

Variable Investment Option	Investment Objective Summary	Subadviser
THE PRUDENTIAL SERIES FUND
PSF Diversified Bond Portfolio – Class 1	Seeks a high level of income over a longer term while providing reasonable safety of capital.	Prudential Investment Management, Inc.
PSF Equity Portfolio – Class 1	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Global Portfolio – Class 1	Seeks long-term growth of capital.	Brown Advisory, LLC, LSV Asset Management, Quantitative Management Associates, LLC, T. Rowe Price Associates, Inc. & William Blair & Company LLC
PSF High Yield Bond Portfolio – Class 1	Seeks high total return.	Prudential Investment Management, Inc.
PSF Jennison Portfolio – Class 1	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Jennison 20/20 Focus Portfolio – Class 1	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Money Market Portfolio – Class 1	Seeks maximum current income that is consistent with the stability of capital and the maintenance of liquidity.	Prudential Investment Management, Inc.
PSF Natural Resources Portfolio – Class 1	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Small Capitalization Stock Portfolio – Class 1	Seeks long-term growth of capital.	Quantitative Management Associates, LLC
PSF SP International Growth Portfolio – Class 1	Seeks long-term growth of capital.	Jennison Associates LLC, Neuberger Berman Management, LLC, & William Blair & Company LLC
PSF SP International Value Portfolio – Class 1	Seeks long-term capital appreciation.	LSV Asset Management & Thornburg Investment Management, Inc.
PSF SP Prudential US Emerging Growth Portfolio – Class 1	Seeks long-term capital appreciation.	Jennison Associates LLC
PSF SP Small Cap Value Portfolio – Class 1	Seeks long-term growth of capital.	ClearBridge Investments, LLC & Goldman Sachs Asset Management, L.P.
PSF Stock Index Portfolio – Class 1	Seeks investment results that generally correspond to the performance of publicly-traded common stocks.	Quantitative Management Associates, LLC
PSF Value Portfolio – Class 1	Seeks capital appreciation.	Jennison Associates LLC

Variable Investment Option	Investment Objective Summary	Investment Adviser/Subadviser
Unaffiliated Funds
AMERICAN CENTURY VARIABLE PORTFOLIO, INC.
American Century VP Mid Cap Value Fund - Class 1	Seeks long-term capital growth. Income is a secondary objective.	American Century Investment Management, Inc.
AMERICAN FUNDS INSURANCE SERIES®
American Funds IS® Growth FundSM - Class 2	Seeks to provide growth of capital.	Capital Research and Management Company
American Funds IS® Growth-Income FundSM - Class 2	Seeks to achieve long-term growth of capital and income.	Capital Research and Management Company
American Funds IS® International FundSM - Class 2	Seeks to provide long-term growth of capital while providing current income.	Capital Research and Management Company
DREYFUS INVESTMENT PORTFOLIOS
Dreyfus MidCap Stock Portfolio - Service Shares
Seeks investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor's MidCap 400® Index (S&P 400).
The Dreyfus Corporation
Dreyfus Socially Responsible Growth Fund, Inc. - Service Shares	Seeks capital growth, with current income as a secondary goal.	The Dreyfus Corporation
FIDELITY® VARIABLE INSURANCE PRODUCTS
Fidelity® VIP Contrafund® Portfolio - Service Class 2	Seeks long-term capital appreciation.	Fidelity Management & Research Company/FMR Co., and other Fidelity affiliates
Fidelity® VIP Mid Cap Portfolio - Service Class 2	Seeks long-term growth of capital.	Fidelity Management & Research Company/FMR Co., and other Fidelity affiliates
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Franklin Income VIP Fund - Class 2 (previously Franklin Income Securities Fund)	Seeks to maximize income while maintaining prospects for capital appreciation.	Franklin Advisers, Inc./Templeton Investment Counsel, LLC
Franklin Mutual Shares VIP Fund - Class 2 (previously Mutual Shares Securities Fund)	Seeks capital appreciation, with income as a secondary goal.	Franklin Mutual Advisers, LLC
Templeton Growth VIP Fund - Class 2 (previously Templeton Growth Securities Fund)	Seeks long-term capital growth.	Templeton Global Advisors Limited

Variable Investment Option	Investment Objective Summary	Investment Adviser/Subadviser
HARTFORD HLS SERIES FUND II, INC.
Hartford Growth Opportunities HLS Fund - Class IB	Seeks capital appreciation.	Hartford Funds Management Company, LLC/Wellington Management Company, LLP

HARTFORD SERIES FUND, INC.
Hartford Capital Appreciation HLS Fund - Class IB	Seeks growth of capital.	Hartford Funds Management Company, LLC/Wellington Management Company, LLP
Hartford Disciplined Equity HLS Fund - Class IB	Seeks growth of capital.	Hartford Funds Management Company, LLC/Wellington Management Company, LLP
Hartford Dividend and Growth HLS Fund - Class IB	Seeks a high level of current income consistent with growth of capital.	Hartford Funds Management Company, LLC/Wellington Management Company, LLP
JANUS ASPEN SERIES
Janus Aspen Overseas Portfolio - Service Shares	Seeks long-term growth of capital.	Janus Capital Management LLC
J.P. MORGAN INSURANCE TRUST
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio - Class 1	Seeks long-term capital.	J.P. Morgan Investment Management, Inc.
MFS® VARIABLE INSURANCE TRUST
MFS® Research Bond Series - Initial Class	Seeks total return with an emphasis on current income, but also considering capital appreciation.	Massachusetts Financial Services Company
MFS® Utilities Series - Initial Class	Seeks total return.	Massachusetts Financial Services Company
MFS® Value Series - Initial Class	Seeks capital appreciation.	Massachusetts Financial Services Company
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
Neuberger Berman AMT Socially Responsive Portfolio - Class S	Seeks long-term growth of capital.	Neuberger Berman Management, LLC/Neuberger Berman LLC
TOPS - THE OPTIMIZED PORTFOLIO SYSTEM®
TOPS® Aggressive Growth ETF Portfolio - Class 2	Seeks capital appreciation.	ValMark Advisers, Inc.
TOPS® Balanced ETF Portfolio - Class 2	Seeks income and capital appreciation.	ValMark Advisers, Inc.
TOPS® Conservative ETF Portfolio - Class 2 (previously TOPS® Capital Preservation ETF Portfolio	Seeks to preserve capital and provide moderate income and moderate capital appreciation.	ValMark Advisers, Inc.

Variable Investment Option	Investment Objective Summary	Investment Adviser/Subadviser
TOPS® Growth ETF Portfolio - Class 2	Seeks capital appreciation.	ValMark Advisers, Inc.
TOPS® Managed Risk Balanced ETF Portfolio - Class 2	Seeks to provide income and capital appreciation with less volatility than the fixed income and equity markets as a whole.	ValMark Advisers, Inc./Milliman Inc..
TOPS® Managed Risk Growth ETF Portfolio - Class 2	Seeks capital appreciation with less volatility than the equity markets as a whole.	ValMark Advisers, Inc./Milliman Inc..
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2	Seeks capital appreciation with less volatility than the equity markets as a whole.	ValMark Advisers, Inc./Milliman Inc.
TOPS® Moderate Growth ETF Portfolio - Class 2	Seeks capital appreciation.	ValMark Advisers, Inc.

The investment managers and subadvisers for the Funds charge a daily investment management fee as compensation for their services.  Allocations made to all AST and PSF Funds benefit us financially because fees are paid to us or our affiliates by the AST and PSF Funds.  More detailed information, including a full description of these fees, is available in the attached Fund prospectuses.

The AST Balanced Asset Allocation Portfolio and the AST Preservation Asset Allocation Portfolio each invests primarily in shares of other underlying Fund Portfolios, which are managed by the subadvisers of those Portfolios.

In the future, it may become disadvantageous for Separate Accounts of variable life insurance and variable annuity contracts to invest in the same underlying Funds.  Neither the companies that invest in the Funds nor the Funds currently foresee any such disadvantage.  The Board of Directors for each Fund intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity Contract Owners and to determine what action, if any, should be taken.  Material conflicts could result from such things as:

(1)	changes in state insurance law;
(2)	changes in federal income tax law;
(3)	changes in the investment management of any Variable Investment Option; or
(4)	differences between voting instructions given by variable life insurance and variable annuity Contract Owners.

A Fund or Portfolio may have a similar name, investment objective, or investment policy resembling those of a mutual fund managed by the same investment adviser or subadviser that is sold directly to the public.  Despite such similarities, there can be no assurance that the investment performance of any such Fund or Portfolio will resemble that of the publicly available mutual fund.

Service Fees Payable to Pruco Life

We have entered into agreements with the principal underwriter, transfer agent, investment adviser, distributor and/or other related entities of the underlying Funds.  Under the terms of these agreements, We provide administrative and support services to the Funds, for which it receives an annual fee from the investment adviser, distributor and/or Fund based on the average assets allocated to the Fund.  These agreements, including the fees paid and services provided, can vary for each Fund.

We and/or our affiliates may receive substantial and varying administrative service payments and Rule 12b-1 fees from certain underlying Funds or related parties.  These types of payments and fees are sometimes referred to as “revenue sharing” payments.  Rule 12b-1 fees and administrative service payments partially compensate for distribution, marketing, and/or servicing functions and for providing administrative services with respect to Contract Owners invested indirectly in the Funds, which include duties such as recordkeeping, shareholder services, and the mailing of periodic reports.  We receive administrative services fees with respect to both affiliated underlying Funds and unaffiliated underlying Funds.  The administrative services fees we receive from affiliates originate from the assets of the affiliated Fund itself and/or the assets of the Fund’s investment adviser.  In either case, the existence of administrative services fees may tend to increase the overall cost of investing in the Fund.  The existence of a 12b-1 fee will always increase the overall cost of investing in those Funds.  In addition, because these fees are paid to us, allocations you make to these affiliated underlying Funds may benefit us financially if these fees exceed the costs of the administrative support services.

The 12b-1 fees and administrative services fees that we receive may vary among the different Funds that are part of our investment platform.  Thus, the fees we collect may be greater or smaller, based on the Funds that you select.  In addition, we may consider these payments and fees, among a number of factors, when deciding to add or keep a Fund on the “menu” of Funds that we offer through the product.

As of May 1, 2013, the administrative service fees we receive range from 0.00% to 0.40% of the average assets allocated to the Fund.  The service fees received from each of PSF and AST are 0.05% and 0.40%, respectively.  Some Funds pay a 12b-1 fee instead of, or in addition to, the administrative services fees. The 12b-1 fee we receive will range from 0.10% to 0.25% of the average assets allocated to the Funds indicated below.

The following Funds currently pay a 12b-1 fee of 0.10%:

Affiliated Funds - Portfolio:
AST BlackRock Global Strategies	AST MFS Growth
AST Cohen & Steers Realty	AST Neuberger Berman Mid-Cap Growth
AST Federated Aggressive Growth	AST PIMCO Limited Maturity Bond
AST Goldman Sachs Mid-Cap Growth	AST PIMCO Total Return Bond
AST Herndon Large-Cap Value	AST Small-Cap Growth
AST J.P. Morgan International Equity	AST Small-Cap Value
AST J.P. Morgan Strategic Opportunities	AST T. Rowe Price Large-Cap Growth
AST Large-Cap Value	AST T. Rowe Price Natural Resources
AST Loomis Sayles Large-Cap Growth	AST Templeton Global Bond
AST MFS Global Equity	AST Wellington Management Hedged Equity

The following Funds currently pay a 12b-1 fee of 0.25%:

Unaffiliated Funds - Portfolio:
American Funds Growth Fund	Hartford Disciplined Equity HLS Fund
American Funds Growth-Income Fund	Hartford Dividend and Growth HLS Fund
American Funds International Fund	Janus Aspen Series Overseas Portfolio - Service Shares
Dreyfus MidCap Stock	Neuberger Berman AMT Socially Responsive
Dreyfus Socially Responsible Growth	TOPS® Aggressive Growth ETF Portfolio
Fidelity VIP Contrafund Portfolio	TOPS® Balanced ETF Portfolio
Fidelity VIP Mid Cap Portfolio	TOPS® Conservative ETF Portfolio
Franklin Income Securities Fund	TOPS® Growth ETF Portfolio
Mutual Shares Securities Fund	TOPS® Managed Risk Balanced ETF Portfolio
Templeton Growth Securities Fund	TOPS® Managed Risk Growth ETF Portfolio
Hartford Growth Opportunities HLS Fund	TOPS® Managed Risk Moderate Growth ETF Portfolio
Hartford Capital Appreciation HLS Fund	TOPS® Moderate Growth ETF Portfolio

In addition to the payments that we receive from underlying Funds and/or their affiliates, those same Funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

Voting Rights

We are the legal owner of the shares of the Funds associated with the Variable Investment Options.  However, we vote the shares according to voting instructions we receive from Contract Owners.  We will mail you a proxy, which is a form you need to complete and return to us, to tell us how you wish us to vote.  When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions.  We vote shares for which we do not receive instructions, and any other shares that we own in our own right, in the same proportion as the shares for which instructions are received.  We may change the way your voting instructions are calculated if it is required by federal or state regulation.  We may also elect to vote shares that we own in our own right if the applicable federal securities laws or regulations, or their current interpretation, change so as to permit us to do so.

We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the available Variable Investment Options or to approve or disapprove an investment advisory contract for the Fund.  In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds associated with the available Variable Investment Options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations.  If we disregard Contract Owner voting instructions, we will advise Contract Owners of our action and the reasons for such action in the next available annual or semi-annual report.

Substitution of Variable Investment Options

We may substitute one or more of the available Variable Investment Options.  We may also cease to allow investments in any existing Variable Investment Option.  We will not do this without any necessary Securities and Exchange Commission and/or any necessary state insurance department approvals.  You will be given specific notice in advance of any substitution we intend to make.

The Fixed Rate Option

You may choose to invest, initially or by transfer, all or part of your Contract Fund to the Fixed Rate Option.  This amount becomes part of our general account.  The general account consists of all assets owned by us other than those in the Account and in other Separate Accounts that have been or may be established by us.  Subject to applicable law, we have sole discretion over the investment of the general account assets, and Contract Owners do not share in the investment experience of those assets.  Instead, we guarantee that the part of the Contract Fund allocated to the Fixed Rate Option will accrue interest daily at an effective annual rate that we declare periodically, but not less than a minimum effective annual rate.  The minimum effective annual rate is 1%.  Please see Appendix A: Contract Variations for information on other Contract Forms.  The fulfillment of our guarantee under this benefit is dependent on our claims paying ability. We are not obligated to credit interest at a rate higher than an effective annual rate of 1%, although we may do so.

Transfers out of the Fixed Rate Option are subject to strict limits.  See Transfers/Restrictions on Transfers.  The payment of any Cash Surrender Value attributable to the Fixed Rate Option may be delayed up to six months.  See When Proceeds Are Paid.

If you exercise the Overloan Protection Rider, any remaining unloaned Contract Fund value will be transferred to the Fixed Rate Option, and transfers out of the Fixed Rate Option and into the Variable Investment Options will no longer be permitted.  See Loans.

Because of exemptive and exclusionary provisions, interests in the Fixed Rate Option under the Contract have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940.  Accordingly, interests in the Fixed Rate Option are not subject to the provisions of these Acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Rate Option.  Any inaccurate or misleading disclosure regarding the Fixed Rate Option is subject to certain generally applicable provisions of federal securities laws.

CHARGES AND EXPENSES

This section provides a more detailed description of each charge that is described briefly in the SUMMARY OF CHARGES AND EXPENSES beginning on page 1 of this prospectus.  There are charges and other expenses associated with the Contract that reduce the return on your investment.  These charges and expenses are described below.

The total amount invested in the Contract Fund, at any time, consists of the sum of the amount credited to the Variable Investment Options, the amount allocated to the Fixed Rate Option, plus any interest credited on amounts allocated to the Fixed Rate Option, and the principal amount of any Contract loan plus the amount of interest credited to the Contract upon that loan.  See Loans.  Most charges, although not all, are made by reducing the Contract Fund.

In several instances we use the terms "maximum charge" and "current charge."  The "maximum charge", in each instance, is the highest charge that we may make under the Contract.  The "current charge", in each instance, is the amount that we now charge, which may be lower than maximum charges.  If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Current charges deducted from premium payments and the Contract Fund may change from time to time, subject to maximum charges.  In deciding whether to change any of these current charges, we will periodically consider factors such as mortality, persistency, expenses, taxes and interest and/or investment experience to see if a change in our assumptions is needed.  Premium based administrative charges will be set at one rate for all Contracts like this one.  Changes in other charges will be by class.  We will not recoup prior losses or distribute prior gains by means of these changes.

The charges under the Contract are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Contract. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the Contract. If, as we expect, the charges that we collect from the Contract exceed our total costs in connection with the Contract, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Contract. We may reduce stated fees under particular contracts as to which, due to economies of scale and other factors, our administrative costs are reduced.

Sales Load Charges

We may charge up to 6% of premiums received in all Contract Years.  This charge, often called a “sales load”, is deducted to compensate us for the costs of selling the Contracts, including commissions, advertising and the printing and distribution of prospectuses and sales literature.  Currently, we charge less than 6% and we only deduct the charge for premiums received in the first 10 years of each Coverage Segment.  This charge is made up of two rates.  We apply one percentage on the amount of premium received up to the Sales Load Target Premium and a second percentage on the excess of premium received over the Sales Load Target Premium.  The chart below describes the sales load as a percentage of premiums received (Please see Appendix A: Contract Variations for information on other Contract Forms.):

	Years 1-2	Years 3-4	Years 5-6	Years 7-8	Years 9-10
Up to Sales Load Target Premium	4%	3.5%	2.25%	1.75%	1.25%
In Excess of Sales Load Target Premium	4%	3.5%	2.25%	1.75%	1.25%

The Sales Load Target Premium may vary from the No-Lapse Guarantee Premium, depending on the issue age and rating class of the insured, any extra risk charges, or additional riders.  See PREMIUMS.

Attempting to structure the timing and amount of premium payments to reduce the potential sales load may increase the risk that your Contract will lapse without value.  Delaying the payment of premium amounts to later years will adversely affect the No-Lapse Guarantee if the accumulated premium payments do not reach the No-Lapse Guarantee Values shown on your Contract Data pages.  See No-Lapse Guarantee.  In addition, there are circumstances where payment of premiums that are too large may cause the Contract to be characterized as a Modified Endowment Contract, which could be significantly disadvantageous.  See Tax Treatment of Contract Benefits.

Premium Based Administrative Charge

We may charge up to 7.5% of premiums received for a premium based administrative charge, which includes any federal, state or local income, premium, excise, business tax or any other type of charge (or component thereof) measured by or based upon the amount of premium we receive.

This charge is made up of two parts, which currently equal a total of 3.25%, of the premiums received. Please see Appendix A: Contract Variations for information on other Contract Forms.

The first part is a charge for state and local premium taxes.  The current amount for this first part is 2.5% of the premium and is our estimate of the average burden of state taxes generally.  Tax rates vary from jurisdiction to jurisdiction and generally range from 0% to 5% (but may exceed 5% in some instances).  The rate applies uniformly to all Contract Owners without regard to location of residence.  We may collect more for this charge than we actually pay for state and local premium taxes.

The second part is a charge for federal income taxes measured by premiums. The current amount for this second part is 0.75% of the premium.  Please see Appendix A: Contract Variations for information on other Contract Forms. We believe that this charge is a reasonable estimate of an increase in our federal income taxes resulting from a change in the Internal Revenue Code.  It is intended to recover this increased tax.

Under current law, we may incur state and local taxes (in addition to premium taxes) in several states.  Currently, these taxes are not significant and they are not charged against the Account.  If there is a material change in the applicable state or local tax laws, we may impose a corresponding charge against the Account.

Cost of Insurance

We deduct a monthly cost of insurance ("COI") charge. The charge is determined by multiplying the amount by which the Contract’s Death Benefit exceeds the Contract Fund ("net amount at risk") by a monthly COI rate.  The purpose of this charge is to provide insurance coverage.  When an insured dies, the amount payable to the beneficiary (assuming there is no Contract Debt) is larger than the Contract Fund - significantly larger if the insured dies in the early years of a Contract.  The COI charges collected from all Contract Owners enables us to pay this larger Death Benefit.  The maximum COI charge is determined by multiplying the amount by which the Contract’s Death Benefit exceeds the Contract Fund ("net amount at risk") under a Contract by maximum COI rates.  The COI charge is generally deducted proportionately (or as you directed, see Allocated Charges) from the dollar amounts held in each of the chosen investment options.

The net amount at risk is based on your Death Benefit, and your Contract Fund, therefore it is impacted by such factors as investment performance, premium payments and charges and fees. The current COI rates vary by issue age, sex, underwriting class, contract form, and Coverage Segment amount.  The rates generally increase over time but are never more than the maximum charges listed in the Contract data pages of your Contract.  The maximum COI rates are based upon the 2001 Commissioner's Standard Ordinary ("CSO") Mortality Tables.  Please see Appendix A: Contract Variations for information on other Contract Forms.

Our current COI charges range from $0.01 to $83.34 per $1,000 of net amount at risk.  Please see Appendix A: Contract Variations for information on other Contract Forms. For information regarding COI charges where there are two or more Coverage Segments in effect, see Increases in Basic Insurance Amount.

Monthly Deductions from the Contract Fund

In addition to the COIs, we generally deduct the following monthly charges proportionately from the dollar amount held in each of the chosen investment option[s] or you may select up to two Variable Investment Options from which we deduct your Contract's monthly charges.  See Allocated Charges.

(a)
We deduct an administrative charge for the Basic Insurance Amount.  This charge is made up of two parts and is intended to compensate us for things like processing claims, keeping records, and communicating with Contract Owners.

(1)	Currently, the first part of the charge is a flat monthly fee of $30 per month in the first year and $9 per month thereafter for all Contract Forms.

(2)
The second part of the fee is currently an amount per $1,000 of the Basic Insurance Amount for the first six Contract Years and zero thereafter.  The fee varies by issue age, sex, and smoker/non-smoker status.  Generally, the per $1,000 rate is higher for older issue ages and for higher risk classifications.  The amount of the maximum charge that applies to your particular Contract is shown on the Contract Data pages under the heading “Adjustments to the Contract Fund.”

The following tables provide sample per $1,000 rates (please see Appendix A: Contract Variations for information on other Contract Forms.):

Administrative Charge:  Per $1,000 rates

Issue Age	Male Nonsmoker	Male Smoker	Female Nonsmoker	Female Smoker
35	$0.12	$0.17	$0.10	$0.13
45	$0.20	$0.22	$0.16	$0.19
55	$0.32	$0.39	$0.24	$0.29
65	$0.59	$0.73	$0.47	$0.53

(b)
Similarly, we charge a monthly administrative charge for each Coverage Segment representing an increase in Basic Insurance Amount.  This charge is also made up of two parts.  Currently, the first part of the charge is a flat monthly fee of $12 per segment representing an increase in Basic Insurance Amount for the first two years of the Coverage Segment and zero thereafter.  The second part of the fee is based on the Coverage Segment insurance amount. The sample per $1,000 charges are the same as those shown in (a) above. The amount per $1,000 of increase in Basic Insurance Amount varies by the effective date of the increase.

In either of the instances described above, the highest charge per thousand is $1.09 and applies to male, smokers age 85.  The lowest charge per thousand is $0.07 and applies to ages under 8.  Please see Appendix A: Contract Variations for information on other Contract Forms.

You may add one or more riders to the Contract.  Some riders are charged for separately.  If you add such a rider to the basic Contract, additional charges will be deducted.  See Charges for Optional Rider Coverage.

If an insured is in a substandard risk classification (for example, a person with a health condition), additional charges may be deducted.

The earnings of the Account are taxed as part of our operations.  Currently, no charge is being made to the Account for our federal income taxes, other than the 0.75% charge for federal income taxes measured by premiums. Please see Appendix A: Contract Variations for information on other Contract Forms. See Premium Based Administrative Charge.  We periodically review the question of a charge to the Account for our  federal income taxes.  We may charge such a fee in the future for any federal income taxes that would be attributable to the Contracts.

Daily Deduction from the Variable Investment Options

Each day we deduct a charge from the assets of the Variable Investment Options in an amount equivalent to an effective annual rate of up to 0.45%.  Currently, we charge 0.10%.  This charge is intended to compensate us for assuming mortality and expense risks under the Contract.  The mortality risk we assume is that insureds may live for shorter periods of time than we estimated when mortality charges were determined.  The expense risk we assume is that expenses incurred in issuing and administering the Contract will be greater than we estimated in fixing our administrative charges.  This charge is not assessed against amounts allocated to the Fixed Rate Option.

Surrender Charges

We assess a surrender charge if, during the first 10 Contract Years (or during the first 10 years of a Coverage Segment representing an increase in Basic Insurance Amount), the Contract lapses, is surrendered, or the Basic Insurance Amount is decreased (including as a result of a withdrawal or a Death Benefit type change).  These surrender charges compensate us for costs associated with the Contracts, such as: processing applications, conducting examinations, determining insurability and the insured’s rating class, and establishing records.  The surrender charge is a percentage of the first year’s Sales Load Target Premium, less premiums for riders, and is determined at the time the Contract is issued.  A separate surrender charge is based on the first year’s Sales Load Target Premium for each new Coverage Segment and is determined at the time each new Coverage Segment is issued.  The percentage and duration of a surrender charge vary by issue age.  The surrender charge is reduced to zero by the end of the 10th Contract Year.  While the amount of the surrender charge decreases over time, it may be a substantial portion of, or even equal to, your Contract Fund.

The chart below shows maximum percentages for all ages at the beginning of the first Contract Year and the end of the last Contract Year that a surrender charge may be payable.  We do not deduct a surrender charge from the Death Benefit if the insured dies during this period.  A schedule showing maximum surrender charges for a full surrender occurring each year that a surrender charge may be payable is found in the Contract Data pages of your Contract.  Please see Appendix A: Contract Variations for information on other Contract Forms.

Percentages for Determining Surrender Charges
Issue Age	Percentage of Sales Load Target Premium, less premiums for riders, at start of year 1	Reduces to zero at the end of year
0-49	100%	10
50-60	90%	10
61-65	65%	10
66 and above	55%	10

We will show a surrender charge threshold for each Coverage Segment in the Contract Data pages.  This threshold amount is the segment’s lowest coverage amount since its effective date.  If during the first 10 Contract Years (or during the first 10 years of a Coverage Segment representing an increase in Basic Insurance Amount), the Basic Insurance Amount is decreased (including as a result of a withdrawal or a change in type of Death Benefit), and the new Basic Insurance Amount for any Coverage Segment is below the threshold for that segment, we will deduct a percentage of the surrender charge for that segment.  The percentage will be the amount by which the new Coverage Segment is less than the threshold, divided by the Basic Insurance Amount at issue.  After this transaction, the threshold will be updated and a corresponding new surrender charge schedule will also be determined to reflect that portion of surrender charges deducted in the past.

Transaction Charges

(a)	We may charge a transaction fee of up to $25 for each transfer exceeding 12 in any Contract Year. Currently, we do not charge a fee for transfers.

(b)	We may charge a transaction fee equal to the lesser of $25 and 2% of the withdrawal amount in connection with each withdrawal. We currently do not charge a fee for withdrawals.

(c)	We may charge a transaction fee of up to $25 for any change in Basic Insurance Amount. Currently, we do not charge for a change in the Basic Insurance Amount.

(d)	We charge a transaction fee of 3.5% of your Contract Fund amount for exercising the Overloan Protection Rider.

(e)	We charge a transaction fee of up to $150 for Living Needs Benefit payments.

Allocated Charges

You may select up to two Variable Investment Options from which we deduct your Contract's monthly charges.  Monthly charges include:  (1) monthly administrative charges, (2) COI charges, (3) any rider charges, and (4) any charge for substandard risk classification.  Allocations must be designated in whole percentages and total 100%.  For example, 33% can be selected but 331/3% cannot.  The Fixed Rate Option is not available as one of your allocation options.  See Monthly Deductions from the Contract Fund.

If there are insufficient funds in one or both of your selected Variable Investment Options to cover the monthly charges, the selected Variable Investment Option(s) will be reduced to zero.  Any remaining charge will generally be deducted from your other Variable Investment Options and the Fixed Rate Option in proportion to the dollar amount in each.  Furthermore, if you do not specify an allocation of monthly charges, we will generally deduct monthly charges proportionately from all your Variable Investment Options and the Fixed Rate Option.

Charges After Age 121

Beginning on the first Contract Anniversary on or after the insured’s 121st  birthday, we will no longer accept premiums or deduct monthly charges from the Contract Fund.  Please see Appendix A: Contract Variations for information on other Contract Forms. You may continue the Contract until the insured's death, or until you surrender the Contract for its Cash Surrender Value.  You may continue to make transfers, loans and withdrawals, subject to the limitations on these transactions described elsewhere in this prospectus.  We will continue to make daily deductions for mortality and expense risk charges, and the Funds will continue to charge operating expenses if you have amounts in the Variable Investment Options.  Any Contract loan will remain outstanding and continue to accrue interest until it is repaid.

Fund Charges

The Funds deduct charges from and pay expenses out of the Variable Investment Options as described in the Fund prospectuses.

Charges for Optional Rider Coverage

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Accidental Death Benefit Rider - We deduct a monthly charge for this rider, which provides an additional Death Benefit if the insured’s death is accidental.  The current charge ranges from $0.05 to $0.28 per $1,000 of coverage based on issue age and sex of the insured, and is charged until the first Contract Anniversary on or after the insured’s 100th birthday.

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Children Level Term Rider - We deduct a monthly charge for this rider, which provides term life insurance on all dependent children that are covered under this rider.  The current charge is $0.42 per $1,000 of coverage and is charged until the earliest of: the primary insured’s death, and the first Contract Anniversary on or after the primary insured’s 75th birthday, or you notify us to discontinue the rider coverage.

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Enhanced Disability Benefit Rider - We deduct a monthly charge for this rider, which provides invested premium amounts while the insured is totally disabled.  The current charge is based on issue age, issue date, sex, and underwriting class of the insured.  It ranges from 7.08% to 12.17% of the greater of: 9% of the Contract's Limited No-Lapse Guarantee Premium and the total of all monthly deductions, and is charged until the first Contract Anniversary on or after the insured’s 60th birthday. Please see Appendix A: Contract Variations for information on other Contract Forms.

•	Living Needs Benefit Rider - We deduct a transaction fee of up to $150 for this rider if benefits are paid.

•	Overloan Protection Rider - We deduct a transaction fee of 3.5% of your Contract Fund amount if you exercise this rider.

PERSONS HAVING RIGHTS UNDER THE CONTRACT

Contract Owner

There are circumstances when the Contract Owner is not the insured.  There may also be more than one Contract Owner.  If the Contract Owner is not the insured or there is more than one Contract Owner, they will be named in an endorsement to the Contract.  This ownership arrangement will remain in effect unless you ask us to change it.

You may change the ownership of the Contract by sending us a request in a form that meets our needs.  We may ask you to send us the Contract to be endorsed.  If we receive your request in a form that meets our needs, and the Contract if we ask for it, we will file and record the change, and it will take effect as of the date the request is received in our Service Office.

While the insured is living, the Contract Owner is entitled to any Contract benefit and value.  Only the Contract Owner is entitled to exercise any right and privilege granted by the Contract or granted by us.  For example, the Contract Owner is entitled to surrender the Contract, access Contract values through loans or withdrawals, assign the Contract, and to name or change the beneficiary.

Beneficiary

The beneficiary is entitled to receive any benefit payable on the death of the insured.  You may designate or change a beneficiary by sending us a request in a form that meets our needs.  We may ask you to send us the Contract to be endorsed.  If we receive your request in a form that meets our needs, and the Contract if we ask for it, we will file and record the change and it will take effect as of the date you sign the request.  However, if we make any payment(s) before we receive the request, we will not have to make the payment(s) again.  When we are made aware of an assignment, we will recognize the assignee’s rights before any claim payments are made to the beneficiary.  When a beneficiary is designated, any relationship shown is to the insured, unless otherwise stated.

OTHER GENERAL CONTRACT PROVISIONS

Assignment

This Contract may not be assigned if the assignment would violate any federal, state or local law or regulation prohibiting sex distinct rates for insurance.  Generally, the Contract may not be assigned to an employee benefit plan or program without our consent.  We assume no responsibility for the validity or sufficiency of any assignment.  We will not be obligated to comply with any assignment unless we receive a copy at a Service Office.

Incontestability

We will not contest the Contract after it has been in-force during the insured’s lifetime for two years from the issue date, the reinstatement date, or the effective date of any change made to the Contract that requires our approval and would increase our liability.

Misstatement of Age or Sex

If the insured's stated age or sex or both are incorrect in the Contract, we will adjust the Death Benefit payable and any amount to be paid, as required by law, to reflect the correct age and sex.  Any such benefit will be based on what the most recent deductions from the Contract Fund would have provided at the insured's correct age and sex.

Settlement Options

The Contract grants to most Contract Owners, or to the beneficiary, a variety of optional ways of receiving Contract proceeds.  Under the Contract, the Death Benefit may be paid in a single sum or under one of the optional modes of settlement.  Any Pruco Life representative authorized to sell this Contract can explain these options upon request.

Suicide Exclusion

Generally, if the insured, whether sane or insane, dies by suicide within two years from the Contract Date, the Contract will end and we will return the premiums paid, less any Contract Debt, and less any withdrawals.  Generally, if the insured, whether sane or insane, dies by suicide after two years from the issue date, but within two years of the effective date of an increase in the Basic Insurance Amount, we will pay, as to the increase in amount, no more than the sum of the premiums paid on and after the effective date of an increase.

RIDERS

Contract Owners may be able to obtain extra fixed benefits, which may require additional charges.  These optional insurance benefits will be described in what is known as a "rider" to the Contract.  Charges applicable to the riders will be deducted from the Contract Fund on each Monthly Date, with the exception of the Overloan Protection Rider, and the Living Needs Benefit Rider.  The amounts of these benefits do not depend on the performance of the Account, although they will no longer be available if the Contract lapses, or you choose to keep the Contract in-force under the Overloan Protection Rider.  Certain restrictions may apply and are clearly described in the applicable rider.  A Pruco Life representative can explain all of these extra benefits further.  We will provide samples of the provisions upon receiving a written request.

We will not pay a benefit on any Accidental Death Benefit type rider or make payments for any disability type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression.  This restriction includes service in the armed forces of any country at war.

Overloan Protection Rider - The Overloan Protection Rider guarantees protection against lapse due to loans, even if the Contract Debt exceeds the accumulated Cash Surrender Value of your Contract.  Currently, the rider may be added only at the time your Contract is issued; however, this rider is not available on Contracts that have the Accidental Death Benefit Rider.  There is no charge for adding the Overloan Protection Rider to your Contract, however, a one-time fee will apply when this rider is exercised.

The following eligibility requirements must be met to exercise the rider:

(1)	we must receive a written request in Good Order to exercise the rider benefits;
(2)	Contract Debt must exceed the Basic Insurance Amount. Please see Appendix A: Contract Variations for information on other Contract Forms;
(3)	the Contract must be in-force for the later of 15 years and the Contract Anniversary after the insured’s 75th birthday;
(4)	the Guideline Premium test must be used as the Contract’s definition of life insurance;
(5)	Contract Debt must be a minimum of 95% of the cash value;
(6)	the Cash Surrender Value must be sufficient to pay the cost of exercising the rider; and
(7)	your Contract must not be classified as a Modified Endowment Contract and must not qualify as a Modified Endowment Contract as a result of exercising this rider.

We will send you a notification upon your becoming eligible for this benefit.

We deduct a transaction fee of 3.5% of your Contract Fund amount if you exercise this rider.

When you exercise the rider, the effective date will be the next date that monthly charges are deducted following our receipt of your request in Good Order at a Service Office.  The charges and benefits of other riders available under your Contract will be discontinued, except for the Living Needs Benefit Rider.  Any benefits you may currently be receiving under the Enhanced Disability Benefit Rider will also be discontinued.

Any remaining unloaned Contract Fund value will be transferred to the Fixed Rate Option.  Additionally, fund transfers into or out of any of the Variable Investment Options will no longer be permitted.  Any Auto Rebalance, Dollar Cost Averaging, directed charges, or premium allocation instructions will be discontinued.

Premium payments will no longer be accepted for the Contract.  Instead, all payments received will be applied as loan or loan interest repayments.  We will no longer send any regularly scheduled bills, and Electronic Fund Transfer of Premium Payments will be cancelled.

If you have a Type B Death Benefit, we will change it to a Type A Death Benefit.  You will no longer be permitted to make Death Benefit changes as long as your Contract remains in-force under the Overloan Protection Rider.  The Basic Insurance Amount will be changed to the greater of the Type A Death Benefit and the amount of the Contract Debt multiplied by the Attained Age factor that applies.  The Attained Age factors are shown in your Contract.

Increases and decreases to your Basic Insurance Amount, rating reductions, and withdrawals, will no longer be permitted.

Please note that the Internal Revenue Service may take a position that the outstanding loan balance should be treated as a distribution when the Contract Owner elects the Overloan Protection benefit.  Distributions are subject to income tax.  Were the Internal Revenue Service to take this position, we would take reasonable steps to attempt to avoid this result, including modifying the Contract's loan provisions, but cannot guarantee that such efforts would be successful.  You should consult a tax advisor as to the tax risks associated with exercising the Overloan Protection Rider.

Accidental Death Benefit Rider - The Accidental Death Benefit Rider provides an additional Death Benefit that is payable if the insured's death is accidental, as defined in the benefit provision.  This benefit will end on the earliest of: the end of the day before the first Contract Anniversary on or after the insured’s 100th birthday and the first Monthly Date on or after the date a request to discontinue the Rider is received in Good Order at a Service Office.  This rider is not available on Contracts that have the Overloan Protection Rider.

Children Level Term Rider - The Children Level Term Rider provides term life insurance coverage on the life of the insured's children.  The rider coverage will end on the earliest of: (1) the primary insured’s death, (2) the first Contract Anniversary on or after the primary insured’s 75th birthday, (3) the first Monthly Date on or after the date a request to discontinue the Rider is received in Good Order at a Service Office, (4) the first Contract Anniversary on or after the child’s 25th birthday, and (5) the date a rider is converted to a new Contract.

Enhanced Disability Benefit Rider - The Enhanced Disability Benefit Rider pays certain amounts into the Contract if the insured is totally disabled, as defined in the benefit provision.  This rider is not available on Contracts with a Type C Death Benefit.  The rider coverage will end as of the first Contract Anniversary on or after the insured’s 60th birthday. Please see Appendix A: Contract Variations for information on other Contract Forms.

Living Needs Benefit Rider - The Living Needs BenefitSM Rider may be available on your Contract.  The benefit may vary by state.  There is no charge for adding the benefit to a Contract.  However, when a claim is paid under this rider, a reduction for early payment is applied and a processing fee of up to $150 per Contract will be deducted.  Please see Appendix A: Contract Variations for information on other Contract Forms.

Subject to state regulatory approval, the Living Needs Benefit allows you to elect to receive an accelerated payment of all or part of the Contract's Death Benefit, adjusted to reflect current value, at a time when certain special needs exist.  The adjusted Death Benefit will always be less than the Death Benefit, but will not be less than the Contract’s Cash Surrender Value.  One or both of the following options may be available.  You should consult with a Pruco Life representative about whether additional options may be available.

The Terminal Illness Option is available on the Living Needs Benefit Rider when a licensed physician certifies the insured as terminally ill with a life expectancy of six months or less.  When that evidence is provided and confirmed by us, we will provide an accelerated payment of the portion of the Death Benefit selected by the Contract Owner as a Living Needs Benefit.  The Contract Owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for six months.  If the insured dies before all the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form.

The Nursing Home Option is available on the Living Needs Benefit Rider after the insured has been confined to an eligible nursing home for six months or more.  When a licensed physician certifies that the insured is expected to remain in an eligible nursing home until death, and that is confirmed by us, we will provide an accelerated payment of the portion of the Death Benefit selected by the Contract Owner as a Living Needs Benefit.  The Contract Owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for a specified number of years (not more than 10 nor less than two), depending upon the age of the insured.  If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form in a single sum.

Subject to state approval, all or part of the Contract's Death Benefit may be accelerated under the Living Needs Benefit.  If the benefit is only partially accelerated, a Death Benefit of at least $25,000 must remain under the Contract.  The minimum amount that may be accelerated for a Living Needs Benefit claim is $50,000.  However, we currently have an administrative practice to allow a reduced minimum of $25,000.  We reserve the right to discontinue this administrative practice in a non-discriminatory manner.

No benefit will be payable if you are required to elect it in order to meet the claims of creditors or to obtain a government benefit.  We can furnish details about the amount of Living Needs Benefit that is available to an eligible Contract Owner, and the effect on the Contract if less than the entire Death Benefit is accelerated.

You should consider whether adding this settlement option is appropriate in your given situation.  Adding the Living Needs Benefit to the Contract has no adverse consequences; however, electing to use it could.  With the exception of certain business-related Contracts, the Living Needs Benefit is excluded from income if the insured is terminally ill or chronically ill as defined in any applicable tax law (although the exclusion in the latter case may be limited).  You should consult a tax adviser before electing to receive this benefit.  Receipt of a Living Needs Benefit payment may also affect your eligibility for certain government benefits or entitlements.

Please see Appendix A: Contract Variations for riders available on other Contract Forms.

REQUIREMENTS FOR ISSUANCE OF A CONTRACT

Generally, the Contract may be issued on insureds through age 85 (please see Appendix A: Contract Variations for information on other Contract Forms) for Contracts with Type A (fixed) and Type B (variable) Death Benefits, through age 70 for Contracts with Type C (return of premium) Death Benefit.  Currently, the minimum Basic Insurance Amount is $75,000 ($50,000 for insureds below the issue age of 18, $100,000 for insureds issue ages 76-80, and $250,000 for insureds issue ages 81 and above).  The minimum Basic Insurance Amount for Contracts issued with a Type C (return of premium) Death Benefit is $250,000. See Types of Death Benefit.  Please see Appendix A: Contract Variations for information on other Contract Forms.

We require evidence of insurability, which may include a medical examination, before issuing any Contract. Preferred Best nonsmokers are offered more favorable cost of insurance rates than smokers.  We charge a higher cost of insurance rate and/or an extra amount if an additional mortality risk is involved.  We will not allow a change to your Contract if it will cause the Death Benefit to exceed our retention limits or violate any other underwriting rule.  These are the current underwriting requirements.  We reserve the right to change them on a non-discriminatory basis.

PREMIUMS

Minimum Initial Premium

The Contract offers flexibility in paying premiums.  The minimum initial premium is due on or before the Contract Date.  It is the premium needed to start the Contract.  The minimum initial premium is equal to 9% of the Limited No-Lapse Guarantee Premium, including all extras, riders, and Enhanced Disability Benefit premium for Contracts with Type A (fixed) and Type B (variable) Death Benefits.  The minimum initial premium is equal to 9% of the Short Term No-Lapse Guarantee Premium for Contracts with Type C (return of premium) Death Benefit.  There is no insurance under the Contract unless the minimum initial premium is paid.  Thereafter, you decide when to make premium payments and, subject to a $25 minimum, in what amounts.  Please see Appendix A: Contract Variations for information on other Contract Forms.

We may require an additional premium if adjustments to premium payments exceed the minimum initial premium or there are Contract Fund charges due on or before the payment date.  We reserve the right to refuse to accept any payment that increases the Death Benefit by more than it increases the Contract Fund.  Furthermore, there are circumstances under which the payment of premiums in amounts that are too large may cause the Contract to be characterized as a Modified Endowment Contract, which could be significantly disadvantageous.  If you make a payment that would cause the Contract to be characterized as a Modified Endowment Contract, we will send you a letter to advise you of your options.  Generally, you have 60 days from when we received your payment to remove the excess premiums and any accrued interest.  If you choose not to remove the excess premium and accrued interest, your Contract will become permanently characterized as a Modified Endowment Contract.  We will not accept a premium payment that exceeds the Guideline Premium limit if your Contract uses the Guideline Premium definition of life insurance.  See Tax Treatment of Contract Benefits.

Generally, your initial net premium is applied to your Contract as of the Contract Date.  If we do not receive your initial premium before the Contract Date, we apply the initial premium to your Contract as of the end of the Valuation Period in which it is received in Good Order at the Payment Office.

Available Types of Premium

After the minimum initial premium is paid, no other specific premiums are required and you have a certain amount of flexibility with respect to the amount and timing for future premium payments.  Several suggested patterns of premiums are described below.  Contracts with no riders or extra risk charges will have level premiums for each premium type described below.  Understanding them may help you understand how the Contract works.

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Short Term No-Lapse Guarantee Premiums are premiums that, if paid as described in the No-Lapse Guarantee section, will keep the Contract in-force during the Short Term No-Lapse Guarantee period regardless of investment performance and assuming no loans or withdrawals. All Contracts offer a Short Term No-Lapse Guarantee period.  If you choose to continue a No-Lapse Guarantee beyond this period, you will have to begin paying premiums higher than the Short Term No-Lapse Guarantee Premium.  However, not all Contracts offer a guarantee beyond the Short Term No-Lapse Guarantee period.

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Limited No-Lapse Guarantee Premiums are premiums that, if paid as described in the No-Lapse Guarantee section, will keep the Contract in-force during the Limited No-Lapse Guarantee period regardless of investment performance and assuming no loans or withdrawals.  If you choose to continue the No-Lapse Guarantee beyond this period, you will have to begin paying premiums substantially higher than the Limited No-Lapse Guarantee Premium.  However, not all Contracts offer the No-Lapse Guarantee for this period or beyond.

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Lifetime No-Lapse Guarantee Premiums are premiums that, if paid as described in the No-Lapse Guarantee section, will keep the Contract in-force during the lifetime of the insured, regardless of investment performance and assuming no loans or withdrawals (not applicable to all Contracts).  However, not all Contracts offer the No-Lapse Guarantee for this period.

The No-Lapse Guarantee periods are described under No-Lapse Guarantee on page 38.  The length of the No-Lapse Guarantee depends on your Contract Form, the Contract’s Death Benefit type, and the definition of life insurance test selected at issue.  Please see Appendix A: Contract Variations for information on other Contract Forms. See No-Lapse Guarantee.  When you purchase a Contract, your Pruco Life representative can tell you the Short Term No-Lapse Guarantee, Limited No-Lapse Guarantee, and Lifetime No-Lapse Guarantee Premium amounts.

We can bill you for the amount you select annually, semi-annually, or quarterly.  Because the Contract is a flexible premium Contract, there are no scheduled premium due dates.  When you receive a premium notice, you are not required to pay this amount.  The Contract will remain in-force if:  (1) the Contract Fund, less any applicable surrender charges, is greater than zero and more than any Contract Debt or (2) you have paid sufficient premiums, as described in the No-Lapse Guarantee section, to meet the No-Lapse Guarantee conditions and Contract Debt is not equal to or greater than the Contract Fund, less any applicable surrender charges.  You may also pay premiums automatically through pre-authorized monthly electronic fund transfers from a bank checking account.  If you elect to use this feature, you choose the day of the month on which premiums will be paid and the premium amount.  We will then draft the same amount from your account on the same date each month.  When you apply for the Contract, you and your Pruco Life representative should discuss how frequently you would like to be billed (if at all) and for what amount.

Allocation of Premiums

On the later of the Contract Date and the end of the Valuation Period in which the initial premium is received, we deduct the charge for sales expenses and the premium based administrative charge from the initial premium.  During the 10 day period following your receipt of the Contract, the remainder of the initial premium and any other net premium will be allocated to the Money Market investment option as of the end of the Valuation Period in which it is received in Good Order at the Payment Office.  The first monthly deductions are made after the remainder of the initial premium and any other net premium is allocated to the Money Market investment option.  After the 10th day, these funds, adjusted for any investment results, will be transferred out of the Money Market investment option and allocated among the Variable Investment Options and/or the Fixed Rate Option according to your current premium allocation.  Your Contract may include Funds that are not currently accepting additional investments.  See the section titled The Pruco Life Variable Universal Account.  The transfer from the Money Market investment option on the tenth day following receipt of the Contract will not be counted as one of your 12 free transfers per Contract Year or the 20 transfers per calendar year described under Transfers/Restrictions on Transfers.  If the first premium is received before the Contract Date, there will be a period during which the Contract Owner's initial premium will not be invested.

The charge for sales expenses and the premium based administrative charge will also apply to all subsequent premium payments.  The remainder of each subsequent premium payment will be invested as of the end of the Valuation Period in which it is received in Good Order at the Payment Office, in accordance with the allocation you previously designated.  The “Valuation Period” means the period of time from one determination of the value of the amount invested in a Variable Investment Option to the next.  Such determinations are made when the net asset values of the Variable Investment Options are calculated, which is as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time).  With respect to any initial premium payment received before the contract date and any premium payment that is not in Good Order, we may temporarily hold the premium in a suspense account and we may earn interest on such amount. You will not be credited interest on those amounts during that period. The monies held in the suspense account may be subject to claims of our general creditors. The premium payment will not be reduced nor increased due to market fluctuations during that period.

Provided the Contract is neither in default, nor in-force under the provisions of the Overloan Protection Rider, you may change the way in which subsequent premiums are allocated by giving written notice to a Service Office, by our website, provided you are enrolled to use Prudential Online® Account Access, or by telephoning a Service Office, provided you are enrolled to use the Telephone Transfer System.  There is no charge for reallocating future premiums.  All percentage allocations must be in whole numbers.  For example, 33% can be selected but 33⅓% cannot.  Of course, the total allocation to all selected investment options must equal 100%.

Transfers/Restrictions on Transfers

You may, up to 12 times each Contract Year, transfer amounts among the Variable Investment Options or to the Fixed Rate Option.  Additional transfers may be made only with our consent.  Currently, we will allow you to make additional transfers.  For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, by our website, provided you are enrolled to use Prudential Online® Account Access, or by telephone, provided you are enrolled to use the Telephone Transfer System.  You will automatically be enrolled to use the Telephone Transfer System unless the Contract is jointly owned or you elect not to have this privilege. Telephone transfers may not be available on Contracts that are assigned, depending on the terms of the assignment.  See Assignment.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form that meets our needs, bear an original signature in ink, and are sent to us by U.S. regular mail.  After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax or electronic means will be rejected, even in the event that it is inadvertently processed.

Multiple transfers that occur during the same day, but prior to the end of the Valuation Period for that day, will be counted as a single transfer.

There is no transaction charge for the first 12 transfers per Contract Year among investment options.  We may charge up to $25 for each transfer made exceeding 12 in any Contract Year.  Currently, we do not charge a fee for transfers.

Currently, certain transfers effected systematically under a dollar cost averaging or an automatic rebalancing program do not count towards the limit of 12 transfers per Contract Year or the limit of 20 transfers per calendar year.  In the future, we may count such transfers towards the limit.

Transfers out of the Money Market investment option will not be made until 10 days after you receive the Contract. Such transfers and any transfers due to any fund closures or mergers will not be considered towards the 12 transfers per Contract Year or the 20 transfers per calendar year.

Transfers among Variable Investment Options will take effect as of the end of the Valuation Period in which a transfer request is received in Good Order at a Service Office.  The request may be in terms of dollars, such as a request to transfer $5,000 from one Variable Investment Option to another, or may be in terms of a percentage reallocation among Variable Investment Options.  In the latter case, as with premium reallocations, the percentages must be in whole numbers.

We will use reasonable procedures, such as asking you to provide certain personal information provided on your application for insurance, to confirm that instructions given by telephone are genuine.  We will not be held liable for following telephone instructions that we reasonably believe to be genuine.  We cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

Your Contract may include Funds that are not currently accepting additional investments.  See the section titled The Pruco Life Variable Universal Account.

Only one transfer from the Fixed Rate Option will be permitted during each Contract Year.  The maximum amount per Contract you may transfer out of the Fixed Rate Option each year is the greater of:  (a) 25% of the amount in the Fixed Rate Option; and (b) $2,000.

If you exercise the Overloan Protection Rider, we will then transfer any amounts you have in the Variable Investment Options to the Fixed Rate Option.  The transfer is not counted as one of the 12 transfers we allow per Contract Year and there is no charge.  Transfers out of the Fixed Rate Option and into the Variable Investment Options will not be permitted while your Contract is kept in-force under the Overloan Protection Rider.

The Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers.  Large or frequent transfers among Variable Investment Options in response to short-term fluctuations in markets, sometimes called “market timing”, can make it very difficult for Fund advisers/sub-advisers to manage the Variable Investment Options.  Large or frequent transfers may cause the Fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance to the disadvantage of other Contract Owners.  If we (in our own discretion) believe that a pattern of transfers or a specific transfer request, or group of transfer requests, may have a detrimental effect on the performance of the Variable Investment Options, or we are informed by a Fund (e.g., by the Fund’s adviser/sub-advisers) that the purchase or redemption of shares in the Variable Investment Option must be restricted because the Fund believes the transfer activity to which such purchase or redemption relates would have a detrimental effect on the performance of the affected Variable Investment Option, we may modify your right to make transfers by restricting the number, timing, and amount of transfers.  We reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract Owner.  We will immediately notify you at the time of a transfer request if we exercise this right.

Any restrictions on transfers will be applied in a uniform manner to all persons who own Contracts like this one, and will not be waived.  However, due to the discretion involved in any decision to exercise our right to restrict transfers, it is possible that some Contract Owners may be able to effect transactions that could affect Fund performance to the disadvantage of other Contract Owners.

In addition, Contract Owners who own variable life insurance or variable annuity Contracts that do not impose the transfer restrictions described above, might make more numerous and frequent transfers than Contract Owners who are subject to such limitations.  Contract Owners who are not subject to the same transfer restrictions may have the same underlying Variable Investment Options available to them, and unfavorable consequences associated with such frequent trading within the underlying Variable Investment Option (e.g., greater Portfolio turnover, higher transaction costs, or performance or tax issues) may affect all Contract Owners.

The Funds have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures.  The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted.  Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Contract Owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the excessive trading policies established by the Fund.  In addition, you should be aware that some Funds may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans.  The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants.  The omnibus nature of these orders may limit the Funds in their ability to apply their excessive trading policies and procedures.  In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations.  For these reasons, we cannot guarantee that the Funds (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds.

The Funds may assess a short term trading fee in connection with a transfer out of any available Variable Investment Option if the transfer occurs within a certain number of days following the date of allocation to the Variable Investment Option.  Each Fund determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Fund and is not retained by us.  The fee will be deducted from your Contract Value to the extent allowed by law.  At present, no Fund has adopted a short-term trading fee.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

Dollar Cost Averaging

As an administrative practice, we are currently offering a feature called Dollar Cost Averaging ("DCA").  Under this feature, either fixed dollar amounts or a percentage of the amount designated for use under the DCA option will be transferred periodically from the DCA Money Market investment option into other Variable Investment Options available under the Contract, excluding the Fixed Rate Option and any Funds that are not currently accepting additional investments.  See the section titled The Pruco Life Variable Universal Account.  If DCA allocates money to a Fund at a time when the Fund no longer accepts additional investments, automatic transfers to that Fund will be directed to the Money Market Portfolio.  You may choose to have periodic transfers made monthly or quarterly.  DCA transfers will not begin until the Monthly Date after 10 days following your receipt of the Contract.

Each automatic transfer will take effect as of the end of the Valuation Period on the date coinciding with the periodic timing you designate provided the New York Stock Exchange is open on that date.  If the New York Stock Exchange is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the Valuation Period, which immediately follows that date.  Automatic transfers will continue until: (1) $50 or less remains of the amount designated for Dollar Cost Averaging, at which time the remaining amount will be transferred; or (2) you give us notification of a change in DCA allocation or cancellation of the feature.  Currently, a transfer that occurs under the DCA feature is not counted towards the 20 transfers permitted each calendar year or the 12 free transfers permitted each Contract Year.  We reserve the right to change this practice, modify the requirements, or discontinue the feature.  Dollar cost averaging will not be available on Contracts kept in-force under the provisions of the Overloan Protection Rider.

Auto-Rebalancing

As an administrative practice, we are currently offering a feature called Auto-Rebalancing.  This feature allows you to automatically rebalance Variable Investment Option assets at specified intervals based on percentage allocations that you choose. For example, suppose your initial investment allocation of Variable Investment Options X and Y is split 40% and 60%, respectively, and investment results cause that split to change.  You may instruct that those assets be rebalanced to your original or different allocation percentages.  Auto-Rebalancing is not available until the Monthly Date after 10 days following your receipt of the Contract.

Auto-Rebalancing can be performed on a quarterly, semi-annual, or annual basis.  Each rebalance will take effect as of the end of the Valuation Period on the date coinciding with the periodic timing you designate, provided the New York Stock Exchange is open on that date.  If the New York Stock Exchange is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the Valuation Period immediately following that date.  The Fixed Rate Option cannot participate in this administrative procedure, nor can any Funds that are no longer accepting additional investments.  See the section titled The Pruco Life Variable Universal Account.  If Auto-Rebalancing involves allocating to a Fund that became closed to additional investments, the Auto-Rebalancing feature will be turned off.  Currently, a transfer that occurs under the Auto-Rebalancing feature is not counted towards the 20 transfers permitted each calendar year or the 12 free transfers permitted each Contract Year.  We reserve the right to change this practice, modify the requirements, or discontinue the feature.  Auto-rebalancing will not be available on Contracts kept in-force under the provisions of the Overloan Protection Rider.

DEATH BENEFITS

Contract Date

There is no insurance under this Contract until the minimum initial premium is paid.  If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed.  Under certain circumstances, we may allow the Contract to be backdated up to six months prior to the application date for the purpose of lowering the insured's issue age.  This may be advantageous for some Contract Owners as a lower issue age may result in lower current charges.

When Proceeds Are Paid

Generally, we will pay any Death Benefit, Cash Surrender Value, loan proceeds or withdrawal within seven days after all the documents required for such a payment are received in Good Order at the office designated to receive that request.  Other than the Death Benefit, which is determined as of the date of death, the amount will be determined as of the end of the Valuation Period in which the necessary documents are received in Good Order at a Service Office.  However, we may delay payment of proceeds from the Variable Investment Option[s] and the variable portion of the Death Benefit due under the Contract if the disposal or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.

We have the right to delay payment of the Cash Surrender Value attributable to the Fixed Rate Option for up to six months (or a shorter period if required by applicable law).  We will pay interest of at least 3% per year if such a payment is delayed for more than 30 days (or a shorter period if required by applicable law).

Death Claim Settlement Options

The beneficiary may choose to receive death claim proceeds by any of the settlement options described in the Contract or by payment of a lump sum check.  In addition to the settlement options described in your Contract, currently, in certain circumstances, the beneficiary may choose the payment of death claim proceeds by way of Prudential's Alliance Account settlement option (the "Alliance Account").  If the Alliance Account is selected, Prudential will provide a kit to the beneficiary, which includes: (1) an account confirmation describing the death claim proceeds, the current interest rate, and the terms of the Alliance Account; and (2) a guide that explains how the Alliance Account works.  Amounts in an Alliance Account may be withdrawn by the beneficiary at any time.  Any Pruco Life representative authorized to sell this Contract can explain this option upon request.

Types of Death Benefit

You may select from three types of Death Benefit at issue.  A Contract with a Type A (fixed) Death Benefit has a Death Benefit, which will generally equal the Basic Insurance Amount.  Favorable investment results and additional premium payments will generally increase the Cash Surrender Value and decrease the net amount at risk and result in lower charges. This type of Death Benefit does not vary with the investment performance of the investment options you selected, except when the premiums you pay or favorable investment performance causes the Contract Fund to grow to the point where we may increase the Death Benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance.  Please see Appendix A: Contract Variations for information on other Contract Forms. See How a Contract's Cash Surrender Value Will Vary.

A Contract with a Type B (variable) Death Benefit has a Death Benefit, which will generally equal the Basic Insurance Amount plus the Contract Fund.  Favorable investment performance and additional premium payments will generally increase your Contract's Death Benefit and Cash Surrender Value.  However, the increase in the Cash Surrender Value for a Contract with a Type B Death Benefit may be less than the increase in Cash Surrender Value for a Contract with a Type A Death Benefit because a Type B Death Benefit has a greater cost of insurance charge due to a greater net amount at risk.  As long as the Contract is not in default, there have been no withdrawals, and there is no Contract Debt, the Death Benefit may not fall below the Basic Insurance Amount stated in the Contract.  We may increase the Death Benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance. See How a Contract's Cash Surrender Value Will Vary.

A Contract with a Type C (return of premium) Death Benefit has a Death Benefit.  The Death Benefit is generally equal the Basic Insurance Amount plus the total premiums paid into the Contract less withdrawals.  The total premiums, less withdrawals, is not accumulated with interest.  Please see Appendix A: Contract Variations for information on other Contract Forms. The Death Benefit on a Contract with a Type C Death Benefit is limited to the Basic Insurance Amount plus an amount equal to the: Type C Limiting Amount multiplied by the Type C Death Benefit Factor plus the Contract Fund. See the Contract Limitations section of your Contract.  Within limits, this Death Benefit type allows the beneficiary, in effect, to recover the cost of the Contract, plus a predetermined rate of return, upon the death of the insured.  Favorable investment performance and payment of additional premiums will generally increase the Contract's Cash Surrender Value.  However, the increase in the Cash Surrender Value for a Type C Death Benefit may be less than the increase in Cash Surrender Value for a Contract with a Type A Death Benefit because a Type C Death Benefit has a greater cost of insurance charge due to a greater net amount at risk.  The increase in Cash Surrender Value for a Contract with a Type C Death Benefit may be more or less than the increase in Cash Surrender Value for a Contract with a Type B Death Benefit depending on earnings, the Type C interest rate you chose, and the amount of any withdrawals.  If you take a withdrawal, it is possible for a Contract with a Type C Death Benefit to fall below the Basic Insurance Amount.  We may increase the Death Benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance.  See How a Contract’s Cash Surrender Value Will Vary.

Contract Owners of Contracts with a Type A Death Benefit should note that any withdrawal may result in a reduction of the Basic Insurance Amount and the deduction of any applicable surrender charges.  We will not allow you to make a withdrawal that will decrease the Basic Insurance Amount below the minimum Basic Insurance Amount.  For Contracts with a Type B Death Benefit and Contracts with a Type C Death Benefit, withdrawals will not change the Basic Insurance Amount.  See Withdrawals.

The way in which the Cash Surrender Value and Death Benefit will change depends significantly upon the investment results that are actually achieved.

Changing the Type of Death Benefit

You may change the type of Death Benefit any time after issue and subject to our approval.  We will increase or decrease the Basic Insurance Amount so that the Death Benefit immediately after the change matches the Death Benefit immediately before the change. The Basic Insurance Amount after a change may not be lower than the minimum Basic Insurance Amount applicable to the Contract.  See REQUIREMENTS FOR ISSUANCE OF A CONTRACT.  We may deduct a transaction charge of up to $25 for any change in the Basic Insurance Amount, although we do not currently do so.  A type change that reduces the Basic Insurance Amount may result in the assessment of surrender charges.  See CHARGES AND EXPENSES.

If you are changing your Contract from a Type A Death Benefit to a Type B Death Benefit, we will reduce the Basic Insurance Amount by the amount in your Contract Fund on the date the change takes place.

If you are changing your Contract from a Type B Death Benefit to a Type A Death Benefit, we will increase the Basic Insurance Amount by the amount in your Contract Fund on the date the change takes place.

If you are changing your Contract from a Type C Death Benefit to a Type A Death Benefit, we will change the Basic Insurance Amount by adding the lesser of (a) the total premiums paid minus total withdrawals to this Contract, both accumulated with interest at the rate(s) displayed in your Contract Data pages and (b) the Contract Fund before deduction of any monthly charge due on that date plus the product of the Type C Limiting Amount multiplied by the Type C Death Benefit Factor.  The Type C Limiting Amount and the Type C Death Benefit Factor are both found in the Contract Limitations section of your Contract Data pages.

If you are changing your Contract from a Type C Death Benefit to a Type B Death Benefit, we first find the difference between: (1) the Contract Fund and (2) the lesser of (a) the total premiums paid minus total withdrawals to this Contract both accumulated with interest at the rate(s) displayed in your Contract Data pages and (b) the Contract Fund before deduction of any monthly charge due on that date plus the product of the Type C Limiting Amount multiplied by the Type C Death Benefit Factor.  The Type C Limiting Amount and the Type C Death Benefit Factor are both found in the Contract Limitations section of your Contract Data pages.  If (2) is larger than (1), we will increase the Basic Insurance Amount by that difference.  If (1) is larger than (2), we will reduce the Basic Insurance Amount by that difference.

You may change your Contract’s Death Benefit type after issue, however, if you choose a Type A Death Benefit or a Type B Death Benefit at issue, you will not be able to change to a Type C Death Benefit thereafter.  If you change a Type C Death Benefit to a Type A Death Benefit or a Type B Death Benefit after issue, you will not be able to change back to a Type C Death Benefit. We will not allow a change to your Contract if it will cause the Death Benefit to exceed our retention limits or violate any other underwriting rule.

The following chart illustrates the changes in Basic Insurance Amount with each change of Death Benefit type described above.  The chart assumes a $50,000 Contract Fund and a $300,000 Death Benefit.  For changes from a Type C Death Benefit, the chart assumes $40,000 in total premiums minus total withdrawals and the rate chosen to accumulate premiums is 0%.

Basic Insurance Amount
FROM	TO
Type A $300,000	Type B $250,000	Type C N/A
Type B $250,000	Type A $300,000	Type C N/A
Type C $260,000	Type A $300,000	Type B $250,000

You may request a change in the type of Death Benefit by sending us a request in a form that meets our needs.  If the change is approved, we will recalculate the Contract's charges and appropriate tables and send you new Contract Data pages.  We may require you to send us your Contract before making the change.  There may be circumstances under which a change in the Death Benefit type may cause the Contract to be classified as a Modified Endowment Contract, which could be significantly disadvantageous.  See Tax Treatment of Contract Benefits.

No-Lapse Guarantee

If you pay one of the three No-Lapse Guarantee Premiums as described below, we will guarantee that your Contract will not lapse as a result of unfavorable investment performance, and a Death Benefit will be paid upon the death of the insured, even if your Contract Fund value drops to zero.  The No-Lapse Guarantee is based on premium payments and is not a benefit you need to elect. Withdrawals and outstanding Contract loans may adversely affect the status of the No-Lapse Guarantee. See Withdrawals and Loans.

How We Calculate and Determine if You Have a No-Lapse Guarantee

We calculate your Contract's Accumulated Net Payments on the Contract Date and on each Monthly Date. Accumulated Net Payments equal the premiums you paid, accumulated at an effective annual rate of 4%, less withdrawals accumulated at 4%. For Contracts that had previously lapsed because of excess Contract Debt, also subtract the Contract Debt in effect at the time of lapse accumulated at 4% starting at the date of default. If you have an outstanding Contract loan, a No-Lapse Guarantee will not keep the Contract in-force.

We also calculate No-Lapse Guarantee Values. These are values used solely to determine if a No-Lapse Guarantee is in effect and vary by Basic Insurance Amount, definition of life insurance test, issue age, sex, underwriting class, optional benefits and any additional or substandard mortality risk. These are not cash values that you can realize by surrendering the Contract, nor are they payable Death Benefits.

On each Monthly Date, we will compare your Accumulated Net Payments to the No-Lapse Guarantee Value. If your Accumulated Net Payments equal or exceed the No-Lapse Guarantee Value, and the Contract Debt does not equal or exceed the Contract Fund less any applicable surrender charges, then the Contract is kept in-force, regardless of the amount in the Contract Fund.

No-Lapse Guarantee Premiums and No-Lapse Guarantee Periods Available Under Your Contract

There are three No Lapse Guarantee Premiums that correspond to the No Lapse Guarantee periods; The Short Term No-Lapse Guarantee Premiums, Limited No-Lapse Guarantee Premiums, and Lifetime No-Lapse Guarantee Premiums which are payment levels that are compared to the No-Lapse Guarantee Values. This is a flexible premium payment Contract and you may make payments at any time.  The description below assumes you pay the No Lapse Guarantee Premium at the beginning of each Contract Year.  If you make any premium payments after the beginning of each Contract Year you may need to pay more premiums because the Accumulated Net Payments will be less due to reduced interest accumulation than if you paid at the beginning of the Contract Year.

1) All Contracts have a Short Term No-Lapse Guarantee period.   A Contract with a Type C Death Benefit will only have a Short Term No-Lapse Guarantee available   Payment of the Short Term No-Lapse Guarantee Premium at the beginning of each Contract Year guarantees that your Contract will not lapse during the Short Term No-Lapse Guarantee period, assuming there are no loans or withdrawals.  However, continued payment of the Short Term No-Lapse Guarantee Premium after this period will not assure that your Contract's Accumulated Net Payments will continue to meet the No-Lapse Guarantee Values and prevent the Contract from lapsing.  See PREMIUMS.

2) The Limited No-Lapse Guarantee Period is available for all contracts other than those with a Type C Death Benefit.  If you want a longer No-Lapse Guarantee, paying the Limited No-Lapse Guarantee Premium at the beginning of each Contract Year guarantees your Contract against lapse during the Limited No-Lapse Guarantee period, assuming no loans or withdrawals.  However, payment of the Limited No-Lapse Guarantee Premium after this Limited No-Lapse Guarantee period, will not assure that your Contract's Accumulated Net Payments will continue to meet the No-Lapse Guarantee Values and prevent the Contract from lapsing.

3) The Lifetime No-Lapse Guarantee period is available only for Contracts with Type A or Type B Death Benefits that have elected the Cash Value Accumulation Test for definition of life insurance.   If you want a No-Lapse Guarantee to last the lifetime of the insured, then you should expect to pay at least the Lifetime No-Lapse Guarantee Premium at the start of each Contract Year.  Paying the Lifetime No-Lapse Guarantee Premium at the beginning of each Contract Year guarantees your Contract against lapse for the insured's lifetime, assuming no loans or withdrawals.

The Short Term No-Lapse Guarantee period is 8 years after issue (6 years for ages 60 and older).  The Limited No-Lapse Guarantee period lasts until the later to occur of Attained Age 75 or 10 years after issue.  The Lifetime No-Lapse Guarantee period requires payments of the Lifetime No-Lapse Guarantee Premium to Attained Age 121.  Please see Appendix A: Contract Variations for information on other Contract Forms.

The following tables provide sample Short Term No-Lapse, Limited No-Lapse, and Lifetime No-Lapse Guarantee Premiums (to the nearest dollar).  Please see Appendix A: Contract Variations for information on other Contract Forms.  The examples assume:  (1) the insured is a male, Preferred Best, with no extra risk or substandard ratings; (2) a $250,000 Basic Insurance Amount; (3) no extra benefit riders have been added to the Contract; and (4) the Cash Value Accumulation Test has been elected for definition of life insurance testing.

Illustrative Annual Premiums
Age of insured at issue	Type of Death Benefit Chosen	Short Term No- Lapse Guarantee Premium	Limited No-Lapse Guarantee Premium	Lifetime No-Lapse Guarantee Premium
40	Type A	$1,338	$2,138	$4,765
40	Type B	$1,340	$2,220	$14,185
40	Type C	$1,340	N/A	N/A
60	Type A	$4,878	$6,458	$12,963
60	Type B	$4,900	$6,510	$33,195
60	Type C	$4,900	N/A	N/A
80	Type A	$16,203	$37,385	$47,235
80	Type B	$22,353	$41,788	$83,015
80	Type C	N/A	N/A	N/A

Maintaining the No-Lapse Guarantee

Paying the Short Term No-Lapse, Limited No-Lapse, or Lifetime No-Lapse Guarantee Premiums at the start of each Contract Year is one way of reaching the No-Lapse Guarantee Values; it is certainly not the only way.  The No-Lapse Guarantee allows considerable flexibility as to the timing of premium payments.  Your Pruco Life representative can supply sample illustrations of various premium amount and frequency combinations that correspond to the No-Lapse Guarantee Values.

When determining what premium amounts to pay and the frequency of your payments, you should consider carefully the value of maintaining a No-Lapse Guarantee.  For example, if you desire the Limited No-Lapse Guarantee until the later to occur of the insured's Attained Age 75 or 10 years after issue, you may prefer to pay at least the Limited No-Lapse Guarantee Premium in all years, rather than paying the lower Short Term No-Lapse Guarantee Premium in the first eight years after issue (six years for issue ages 60 and above).  If you pay only the Short Term No-Lapse Guarantee Premium in the first eight years (six years for issue ages 60 and above), you will need to pay more than the Limited No-Lapse Guarantee Premium at the beginning of the 9th year (7th year for issue ages 60 and above) in order to continue the No-Lapse Guarantee.

Similarly, if you desire the Lifetime No-Lapse Guarantee for lifetime protection, you may prefer to pay generally higher premiums in all years, rather than trying to make such payments on an as needed basis.  If you pay only Limited No-Lapse Guarantee Premiums until the end of the Limited No-Lapse Period a substantial amount may be required to meet the subsequent Lifetime No-Lapse Guarantee Values and continue the guarantee.

For example assume: (1) an insured male age 32, Non-Smoker Plus underwriting class with no extra risk or substandard ratings; (2) a $250,000 Basic Insurance Amount; Type B Death Benefit; no extra benefit riders,  (3) no loans; and (4) the Cash Value Accumulation Test has been elected for definition of life insurance testing.   The Limited No-Lapse Guarantee Premium would be $1665, which if paid at the beginning of each year from Contract issue would provide the Limited No-Lapse Guarantee until age 75.  The accumulated premiums at 4% less withdrawals accumulated at 4% would be $189,253. The Lifetime No-Lapse Guarantee premium would be $10,265, which if paid at the beginning of each year from Contract issue would provide the Lifetime No-Lapse Guarantee to age 121. However, if the individual in this example paid $1665 annually from Contract issue to age 75 and then decided he wanted the Lifetime No-Lapse Guarantee, he would have to pay enough premium so that the accumulated premiums at 4% less withdrawals accumulated at 4% would be $1,232,102.  In addition, it is possible that the payment required to continue the guarantee beyond the Limited No-Lapse Guarantee period could exceed the premium payments allowed to be paid without causing the Contract to become a Modified Endowment Contract.  See Tax Treatment of Contract Benefits.

Increases in Basic Insurance Amount

After your first Contract Anniversary, you may increase the amount of insurance by increasing the Basic Insurance Amount of the Contract, thus creating an additional Coverage Segment.  The increase will be subject to the underwriting requirements we determine.

The following conditions must be met:

(1)	you must ask for the change in a form that meets our needs;
(2)	the amount of the increase must be at least equal to the minimum increase in Basic Insurance Amount shown under Contract Limitations in your Contract Data pages;
(3)	you must prove to us that the insured is insurable for any increase;
(4)	the Contract must not be in default;
(5)	we must not be paying premiums into the Contract as a result of the insured's total disability;
(6)	if we ask you to do so, you must send us the Contract to be endorsed; and
(7)	your Contract must not be in-force under the provisions of the Overloan Protection Rider.

If we approve the change, we will send you new Contract Data pages showing the amount and effective date of the change and the recalculated charges, values and limitations.  If the insured is not living on the effective date, the change will not take effect.  Currently, no transaction charge is being made in connection with an increase in Basic Insurance Amount.  However, we reserve the right to charge such a fee in an amount of up to $25.

The Sales Load Target Premium is calculated separately for each Coverage Segment.  When premiums are paid, each payment is allocated to each Coverage Segment based on the proportion of the Sales Load Target Premium in each segment to the total Sales Load Target Premiums of all segments.  The current sales load charges are detailed in the chart in the section titled Sales Load Charges.  We do not apply a sales load charge after the tenth Contract Year.  See the definition of Contract Year for an increase in Basic Insurance Amount under DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS.

Each Coverage Segment will have its own surrender charge period beginning on that segment’s effective date and its own surrender charge threshold.  The surrender charge threshold is the segment’s lowest coverage amount since its effective date.  See Decreases in Basic Insurance Amount and Surrender Charges.

The maximum COI rates for a Coverage Segment representing an increase in Basic Insurance Amount are based upon 2001 CSO Mortality Tables, the age at the effective date of the increase and the number of years since then, sex (except where unisex rates apply), underwriting class, smoker/nonsmoker status, and extra rating class, if any.  Please see Appendix A: Contract Variations for information on other Contract Forms. The net amount at risk for the whole Contract (the Death Benefit minus the Contract Fund) is allocated to each Coverage Segment based on the proportion of its Basic Insurance Amount to the total of all Coverage Segments.  In addition, the Attained Age factor for a Contract with an increase in Basic Insurance Amount is based on the insured's Attained Age for the initial Coverage Segment.

If you elect to increase the Basic Insurance Amount of your Contract, you will receive a "free-look" right that will apply only to the increase in Basic Insurance Amount, not the entire Contract.  This right is comparable to the right afforded to the purchaser of a new Contract, except that, any COI charge for the increase in the Basic Insurance Amount will be returned to the Contract Fund instead of a refund of premium.  Generally, the "free-look" right must be exercised no later than 10 days after receipt of the Contract with an increase.

Payment of a significant premium in conjunction with an increase in Basic Insurance Amount may cause the Contract to be classified as a Modified Endowment Contract.  See Tax Treatment of Contract Benefits.  Therefore, before increasing the Basic Insurance Amount, you should consult with your tax adviser and your Pruco Life representative.

Decreases in Basic Insurance Amount

You have the option of decreasing the Basic Insurance Amount of your Contract without withdrawing any Cash Surrender Value.  If a change in circumstances causes you to determine that your amount of insurance is greater than needed, a decrease will reduce your insurance protection and the monthly deductions for the cost of insurance.

The following conditions must be met:

(1)	the amount of the decrease must be at least equal to the minimum decrease in the Basic Insurance Amount shown under Contract Limitations in your Contract Data pages;
(2)	the Basic Insurance Amount after the decrease must be at least equal to the minimum Basic Insurance Amount shown under Contract Limitations in your Contract Data pages;
(3)	the Contract must not be in default;
(4)	the surrender charge on the decrease, if any, plus any transaction charge for the decrease may not exceed the Contract Fund;
(5)	if we ask you to do so, you must send us the Contract to be endorsed; and
(6)	your Contract must not be in-force under the provisions of the Overloan Protection Rider.

If we approve the decrease, we will send you new Contract Data pages showing the amount and effective date of the change and the recalculated charges, values, and limitations.  Currently, no transaction charge is being made in connection with a decrease in the Basic Insurance Amount.  However, we reserve the right to charge such a fee in an amount of up to $25.

For Contracts with more than one Coverage Segment, a decrease in Basic Insurance Amount will reduce each Coverage Segment based on the proportion of each Coverage Segment amount to the total of all Coverage Segment amounts before the decrease.  Each Coverage Segment will have its own surrender charge threshold equal to the segment’s lowest coverage amount since its effective date.  If the decrease in Basic Insurance Amount reduces a Coverage Segment to an amount less than its surrender charge threshold, we will deduct a surrender charge.  See Surrender Charges.

We may decline a decrease in the Basic Insurance Amount if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code.  See Tax Treatment of Contract Benefits.

It is important to note, however, that if the Basic Insurance Amount is decreased, there is a possibility that the Contract will be classified as a Modified Endowment Contract.  See Tax Treatment of Contract Benefits.  You should consult with your tax adviser and your Pruco Life representative before requesting any decrease in Basic Insurance Amount.

CONTRACT VALUES

Surrender of a Contract

You may surrender your Contract at any time for its Cash Surrender Value (referred to as Net Cash Value in the Contract) while the insured is living.  To surrender your Contract, we may require you to deliver or mail the following items in Good Order to a Service Office; the Contract, a signed request for surrender, and any tax withholding information required under federal or state law.  Generally, we will pay your Contract’s Cash Surrender Value within seven days after all the documents required for such a payment are received in Good Order at a Service Office.  Surrender of a Contract may have tax consequences.  See Tax Treatment of Contract Benefits.

Additional requirements exist if you are exchanging your Contract for a new one at another insurance company.  We specifically require a properly signed assignment to change ownership of your Contract to the new insurer and a request for surrender, signed by an authorized officer of the new insurer.  The new insurer should submit these documents directly to us by sending them in Good Order to our Service Office.  Generally, we will pay your Contract’s Cash Surrender Value to the new insurer within seven days after all the documents required for such a payment are received in Good Order at our Service Office.

How a Contract's Cash Surrender Value Will Vary

The Cash Surrender Value will be determined as of the end of the Valuation Period in which a surrender request is received in Good Order at a Service Office.  The Contract's Cash Surrender Value on any date will be the Contract Fund less any applicable surrender charges and less any Contract Debt.  The Contract Fund value changes daily, reflecting:

(1)	increases or decreases in the value of the Variable Investment Option[s];
(2)	interest credited on any amounts allocated to the Fixed Rate Option;
(3)	interest credited on any loan; and
(4)	the daily asset charge for mortality and expense risks assessed against the Variable Investment Options.

The Contract Fund value also changes to reflect the receipt of premium payments after any charges are deducted and the monthly deductions described under CHARGES AND EXPENSES, and any added persistency credit.  See Persistency Credit, below.  Upon request, we will tell you the Cash Surrender Value of your Contract.  It is possible for the Cash Surrender Value of a Contract to decline to zero because of unfavorable investment performance or outstanding Contract Debt.

Persistency Credit

On each Monthly Date on or following at least your 5th Contract Anniversary, if your Contract is not in default, we may credit your Contract Fund with an additional amount (“persistency credit”) for keeping your Contract in-force.  The persistency credit is based on reduced costs in later Contract Years and applies to Contracts that remain in-force.  This will not increase any charges and expenses applicable to your Contract or riders.  No persistency credit will be calculated on the amount of any Contract loan.

The following chart illustrates an example of a Contract with $100,000 of Contract Fund, net of outstanding loans.  In this example, the persistency credit starts after the 6th Contract Anniversary and is calculated using an annual rate equal to 0.15% of the Contract Fund, net of outstanding loans, but is expressed as a monthly rate to reflect that the amount is credited monthly.  The credited amount will be allocated to the investment options in the same manner as premiums are allocated.

Determination of Sample Persistency Credit
Contract Fund (net of outstanding loans)	$100,000.00
Monthly Credit Rate	0.012491%
Persistency Credit Amount	$12.49
New Contract Fund (net of outstanding loans)	$100,012.49

If your Contract is in default or has lapsed, we will not credit your Contract with the persistency credit.  The calculated amount that would have been credited during the time your Contract was in default or lapsed will not be made up if your Contract is reinstated.  However, if your Contract remains in-force to the next Monthly Date, we will credit your Contract Fund with the calculated monthly amount for that Monthly Date.  The persistency credit amount is not guaranteed, and we reserve the right to change this practice, modify the requirements, or discontinue the feature.

Loans

You may borrow an amount up to the current loan value of your Contract less any existing Contract Debt using the Contract as the only security for the loan.  The loan value at any time is equal to the sum of (1) 99% of the portion of the cash value attributable to the Variable Investment Options and (2) the balance of the cash value, provided the Contract is not in default.  The cash value is equal to the Contract Fund less any surrender charge.  A Contract in default has no loan value.  There is no minimum loan amount.  Please see Appendix A: Contract Variations for information on other Contract Forms.

Interest charged on a loan accrues daily.  We charge interest on the full loan amount, including all unpaid interest.  Interest is due on each Contract Anniversary or when the loan is paid back, whichever comes first.  If interest is not paid when due, we will increase the loan amount by any unpaid interest.  We charge interest at an effective annual rate of 2% for standard loans.   Please see Appendix A: Contract Variations for information on other Contract Forms.

Any amount you borrow on or after the 10th Contract Anniversary will be considered a preferred loan.  On the tenth Contract Anniversary, if the insured is living and the Contract is in force, any existing loan amount will automatically be converted to a preferred loan. Preferred loans are charged interest at an effective annual rate of 1.05%.  Please see Appendix A: Contract Variations for information on other Contract Forms.

When a loan is made, an amount equal to the loan proceeds is transferred out of the Variable Investment Options and/or the Fixed Rate Option, as applicable.  Unless you ask us to take the loan amount from specific Variable Investment Options and we agree, the reduction will be made in the same proportions as the value in each Variable Investment Option and the Fixed Rate Option bears to the total value of the Contract.  While a loan is outstanding, the amount that was transferred will continue to be treated as part of the Contract Fund.  It will be credited with interest at an effective annual rate of 1%.  Please see Appendix A: Contract Variations for information on other Contract Forms. On each Monthly Date, we will increase the portion of the Contract Fund in the investment options by interest credits accrued on the loan since the last Monthly Date.

The Contract Debt is the amount of all outstanding loans plus any interest accrued but not yet due.  If, on any Monthly Date, the Contract Debt equals or exceeds the Contract Fund less any applicable surrender charges, the Contract will go into default.  The No-Lapse Guarantee will not prevent default under those circumstances.  We will notify you of a 61-day grace period, within which time you may repay all or enough of the loan to obtain a positive Cash Surrender Value and thus keep the Contract in-force.  If you send us a payment during the grace period and we receive it after a Monthly Date has occurred, we will credit interest to the Contract Fund from the date your Contract went into default to the date we received your payment, and then return to crediting interest on subsequent Monthly Dates.  If the Contract lapses or is surrendered, the amount of unpaid Contract Debt will be treated as a distribution and will be immediately taxable to the extent of gain in the Contract.  Reinstatement of the Contract after lapse will not eliminate the taxable income, which we are required to report to the Internal Revenue Service.  See LAPSE AND REINSTATEMENT and Tax Treatment of Contract Benefits - Pre-Death Distributions.

If your Contract includes the Overloan Protection Rider and you meet the requirements to exercise the rider, you may have protection against lapse due to excessive Contract Debt.  See the Other Riders - Overloan Protection Rider section.

No persistency credit will be calculated on the amount of any Contract loans.  See the Persistency Credit section.

Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, you should know that the Internal Revenue Service may take the position that the loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and the Contract’s crediting rate.  Distributions are subject to income tax.  Were the Internal Revenue Service to take this position, we would take reasonable steps to attempt to avoid this result, including modifying the Contract’s loan provisions, but cannot guarantee that such efforts would be successful.

A loan will not cause the Contract to lapse as long as Contract Debt does not equal or exceed the Contract Fund, less any applicable surrender charges.  Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income.  See Tax Treatment of Contract Benefits.

Any Contract Debt will directly reduce a Contract's Cash Surrender Value and will be subtracted from the Death Benefit to determine the amount payable.  In addition, even if the loan is fully repaid, it may have an effect on future Death Benefits because the investment results of the selected investment options will apply only to the amount remaining invested under those options.  The longer the loan is outstanding, the greater the effect is likely to be.  The effect could be favorable or unfavorable.  If investment results are greater than the rate being credited on the amount of the loan while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made.  If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.

Loan repayments are applied to reduce the total outstanding Contract Debt, which is equal to the principal plus accrued interest.  Interest accrues daily on the total outstanding Contract Debt, and making a loan repayment will reduce the amount of interest accruing.

Loan repayments will be applied towards the loan according to when they are received.  Loan interest is due 21 days prior to your Contract Anniversary.  If we receive your loan repayment within 21 days prior to your Contract Anniversary, we will apply the repayment towards interest due on a standard loan first, then towards the interest due on a preferred loan, if applicable.  Any loan repayment amount exceeding the interest due is applied towards the existing principal amount of a standard loan first, then towards the principal amount of a preferred loan, if applicable.

If we receive your loan repayment at any time outside of 21 days prior to your Contract Anniversary, we will apply the repayment towards the principal amount of a standard loan first, then to the principal amount of a preferred loan, if applicable.  We will apply the remainder of the loan repayment towards the interest due on a standard loan, then towards the interest due on a preferred loan, if applicable.

When you repay all or part of a loan, we will increase the portion of the Contract Fund in the investment options by the amount of the loan you repay plus interest credits accrued on the loan since the last transaction date.  We will apply the loan repayment to the investment allocation used for future premium payments as of the loan repayment date.  If loan interest is paid when due, it will not change the portion of the Contract Fund allocated to the investment options.  We reserve the right to change the manner in which we allocate loan repayments.

Withdrawals

You may withdraw a portion of the Contract's Cash Surrender Value without surrendering the Contract, subject to the following restrictions:

(a)	We must receive a request for the withdrawal in a form that meets our needs.
(b)	Your Contract’s Cash Surrender Value after the withdrawal may not be less than or equal to zero after deducting any charges associated with the withdrawal.
(c)	The Cash Surrender Value after the withdrawal must be an amount that we estimate will be sufficient to cover two months of Contract Fund deductions.
(d)	The withdrawal amount must be at least $500.
(e)	The Basic Insurance Amount after withdrawals must be at least equal to the minimum Basic Insurance Amount shown in the Contract.
(f)	Your Contract must not be in-force under the provisions of the Overloan Protection Rider.

We may charge an administrative processing fee for each withdrawal which is the lesser of: (a) $25 and; (b) 2% of the withdrawal amount.  Currently, we do not charge a fee for withdrawals.  A withdrawal may not be repaid except as a premium subject to the applicable charges.  Upon request, we will tell you how much you may withdraw.  Withdrawal of the Cash Surrender Value may have tax consequences.  See Tax Treatment of Contract Benefits.

Whenever a withdrawal is made, the Death Benefit may immediately be reduced by at least the amount of the withdrawal.  Withdrawals under Contracts with a Type B Death Benefit and Contracts with a Type C Death Benefit, will not change the Basic Insurance Amount.  However, under Contracts with a Type A Death Benefit, the withdrawal may require a reduction in the Basic Insurance Amount.  If a decrease in Basic Insurance Amount reduces a Coverage Segment below its surrender charge threshold, a surrender charge may be deducted.  See Surrender Charges.  No withdrawal will be permitted under a Contract with a Type A Death Benefit if it would result in a Basic Insurance Amount of less than the minimum Basic Insurance Amount shown under Contract Limitations in your Contract Data pages.  It is important to note, however, that if the Basic Insurance Amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract.  Before making any withdrawal that causes a decrease in Basic Insurance Amount, you should consult with your tax adviser and your Pruco Life representative.  See Tax Treatment of Contract Benefits.

Currently, we will provide an authorization form if your withdrawal request causes a decrease in Basic Insurance Amount that results in your Contract being classified as a Modified Endowment Contract.  The authorization form will confirm that you are aware of your Contract becoming a Modified Endowment Contract if the transaction is completed.  We will complete the transaction and send a confirmation notice after we receive the completed authorization form in Good Order at a Service Office.

When a withdrawal is made, the Contract Fund is reduced by the withdrawal amount and any charges associated with the withdrawal.  An amount equal to the reduction in the Contract Fund will be withdrawn proportionally from the investment options unless you direct otherwise.  Withdrawal of any portion of the Cash Surrender Value increases the risk that the Contract Fund may be insufficient to provide Contract benefits.  If such a withdrawal is followed by unfavorable investment experience, the Contract may go into default.  Withdrawals may also affect whether a Contract is kept in-force under the No-Lapse Guarantee, since withdrawals decrease your Accumulated Net Payments.  See No-Lapse Guarantee.

Generally, we will pay any withdrawal amount within seven days after all the documents required for such a payment are received in Good Order at a Service Office.  See When Proceeds Are Paid.

A Contract returned during the “free-look” period shall be deemed void from the beginning, and not considered a surrender or withdrawal.

LAPSE AND REINSTATEMENT

We will determine the value of the Contract Fund on each Monthly Date.  If the Contract Fund less any applicable surrender charges is zero or less, the Contract is in default unless it remains in-force under a No-Lapse Guarantee, assuming there are no outstanding loans.  See No-Lapse Guarantee.  Separately, if the Contract Debt ever grows to be equal to or more than the Contract Fund less any applicable surrender charges, the Contract will be in default.  Should this happen, we will send you a notice of default setting forth the payment which we estimate will keep the Contract in-force for three months from the date of default.  This payment must be received in Good Order at the Payment Office within the 61-day grace period after the notice of default is mailed or the Contract will end and have no value.  A Contract that lapses with an outstanding Contract loan may have tax consequences.  See Tax Treatment of Contract Benefits.  We reserve the right to change the requirements to reinstate a lapsed Contract.

A Contract that ended in default may be reinstated within five years from the date of default, if the following conditions are met:

(1)	we receive a written request for reinstatement;
(2)	renewed evidence of insurability is provided on the insured;
(3)
submission of certain payments sufficient to bring the Contract up to date plus a premium that we estimate will cover all charges and deductions for three months from the date of reinstatement (Please see Appendix A: Contract Variations for information on other Contract Forms);and

(4)	the Insured is living on the date the Contract is reinstated.

The reinstatement date will be the date we approve your request.  We will deduct all required charges from your payment and the balance will be placed into your Contract Fund.  If we approve the reinstatement, we will credit the Contract Fund with an amount equal to the surrender charge applicable as of the date of reinstatement.

TAXES

Tax Treatment of Contract Benefits

This summary provides general information on the federal income tax treatment of the Contract.  It is not a complete statement of what the federal income taxes will be in all circumstances.  It is based on current law and interpretations, which may change.  It does not cover state taxes or other taxes.  It is not intended as tax advice.  You should consult your own tax adviser for complete information and advice.

Treatment as Life Insurance.  The Contract must meet certain requirements to qualify as life insurance for tax purposes.  These requirements include certain definitional tests and rules for diversification of the Contract’s investments.  For further information on the diversification requirements, see Taxation of the Fund in the statement of additional information for the Series Fund.

In order to meet the definition of life insurance rules for federal income tax purposes, the Contract must satisfy one of the two following tests:  (1) Cash Value Accumulation Test or (2) Guideline Premium Test.  At issue, the Contract Owner chooses which of these two tests will apply to their Contract.  This choice cannot be changed thereafter.

Under the Cash Value Accumulation Test, the Contract must maintain a minimum ratio of Death Benefit to cash value. Therefore, in order to ensure that the Contract qualifies as life insurance, the Contract's Death Benefit may increase as the Contract Fund value increases.  The Death Benefit, at all times, must be at least equal to the Contract Fund multiplied by the applicable Attained Age factor.  A listing of Attained Age factors can be found on your Contract Data pages.

Under the Guideline Premium Test, there is a limit as to the amount of premium that can be paid into the Contract in relation to the Death Benefit.  In addition, there is a minimum ratio of Death Benefit to cash value associated with this test.  This ratio, however, is less than the required ratio under the Cash Value Accumulation Test.  Therefore, the Death Benefit required under this test is generally lower than that of the Cash Value Accumulation Test.

The selection of the definition of life insurance test most appropriate for you is dependent on several factors, including the insured’s age at issue, actual Contract earnings, and whether or not the Contract is classified as a Modified Endowment Contract.  In addition, the Guideline Premium Test is required for the definition of life insurance if you choose to have the Overloan Protection Rider.  See the Other Riders - Overloan Protection Rider section.  You should consult your own tax adviser for complete information and advice with respect to the selection of the definition of life insurance test.

We believe we have taken adequate steps to insure that the Contract qualifies as life insurance for tax purposes.

Generally speaking, this means that:

•	you will not be taxed on the growth of the funds in the Contract, unless you receive a distribution from the Contract, or if the Contract lapses or is surrendered, and

•	the Contract's Death Benefit will generally be income tax free to your beneficiary. However, your Death Benefit may be subject to estate taxes, and

•	we may refuse to accept any payment that increases the Death Benefit by more than it increases the Contract Fund.

Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract Owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.

The contract may not qualify as life insurance under federal tax law after the Insured has attained  age 100 and may be subject to adverse tax consequences. A tax advisor should be consulted before you choose to continue the contract after the insured reaches age 100.

Pre-Death Distributions.  The tax treatment of any distribution you receive before the insured’s death depends on whether the Contract is classified as a Modified Endowment Contract.

Contracts Not Classified as Modified Endowment Contracts

•
If you surrender the Contract or allow it to lapse, you will be taxed on the amount you received in excess of the premiums you paid less the untaxed portion of any prior withdrawals.  For this purpose, you will be treated as receiving any portion of the Cash Surrender Value used to repay Contract Debt. In other words, you will immediately have taxable income to the extent of gain in the Contract.  Reinstatement of the Contract after lapse will not eliminate the taxable income, which we are required to report to the Internal Revenue Service.  The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

•
Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Contract less the untaxed portion of any prior withdrawals.  However, under some limited circumstances, in the first 15 Contract Years, all or a portion of a withdrawal may be taxed if the Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

•	Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Contract for the purposes of determining whether a withdrawal is taxable.

•
Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax.  However, you should know that the Internal Revenue Service may take the position that the preferred loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and Contract’s crediting rate.  Were the Internal Revenue Service to take this position, we would take reasonable steps to avoid this result, including modifying the Contract’s loan provisions.

Modified Endowment Contracts

•
The rules change if the Contract is classified as a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the Basic Insurance Amount is made (or a rider removed).  The addition of a rider or an increase in the Basic Insurance Amount may also cause the Contract to be classified as a Modified Endowment Contract if a significant premium is paid in conjunction with an increase or the addition of a rider.  We will notify you if a premium or a change in Basic Insurance Amount would cause the Contract to become a Modified Endowment Contract, and advise you of your options.  You should first consult a tax adviser and your Pruco Life representative if you are contemplating any of these steps.

•
If the Contract is classified as a Modified Endowment Contract, then amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income.  An assignment of a Modified Endowment Contract is taxable in the same way.  These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

•
Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity.  It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

•	All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.

Investor Control. Treasury Department regulations do not provide specific guidance concerning the extent to which you may direct your investment in the particular Variable Investment Options without causing you, instead of us, to be considered the owner of the underlying assets.  Because of this uncertainty, we reserve the right to make such changes as we deem necessary to assure that the Contract qualifies as life insurance for tax purposes.  Any such changes will apply uniformly to affected Contract Owners and will be made with such notice to affected Contract Owners as is feasible under the circumstances.

Withholding.  You must affirmatively elect that no taxes be withheld from a pre-death distribution.  Otherwise, the taxable portion of any amounts you receive will be subject to withholding.  You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number.  You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Considerations.  If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences.  If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences.  Deductions for interest paid or accrued on Contract Debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied.  Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.

Business-Owned Life Insurance.  If a business, rather than an individual, is the owner of the Contract, there are some additional rules.  Business Contract Owners generally cannot deduct premium payments.  Business Contract Owners generally cannot take tax deductions for interest on Contract Debt paid or accrued after October 13, 1995.  An exception permits the deduction of interest on Contract loans on Contracts for up to 20 key persons.  The interest deduction for Contract Debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person.  The corporate alternative minimum tax also applies to business-owned life insurance.  This is an indirect tax on additions to the Contract Fund or Death Benefits received under business-owned life insurance policies.

For business-owned life insurance coverage issued after August 17, 2006, Death Benefits will generally be taxable as ordinary income to the extent it exceeds cost basis.  Life insurance Death Benefits will continue to be generally income tax free if, prior to Contract issuance, the employer provided a prescribed notice to the proposed insured/employee, obtained the employee's consent to the life insurance, and one of the following requirements is met: (a) the insured was an employee at any time during the 12-month period prior to his or her death; (b) the insured was a director or highly compensated employee or individual (as defined in the Code) at the time the Contract was issued; or (c) the Death Benefits are paid to the insured's heirs or his or her designated beneficiaries (other than the employer), either directly as a Death Benefit or received from the purchase of an equity (or capital or profits) interest in the applicable contract holder.  Annual reporting and record keeping requirements will apply to employers maintaining such business-owned life insurance.

DISTRIBUTION AND COMPENSATION

Pruco Securities, LLC (“Prusec”), an indirect wholly-owned subsidiary of Prudential Financial, acts as the principal underwriter of the Contract.  Prusec, organized on September 22, 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (FINRA). (Prusec is a successor company to Pruco Securities Corporation, established on February 22, 1971.)  Prusec’s principal business address is 751 Broad Street, Newark, New Jersey 07102.  Prusec serves as principal underwriter of the individual variable insurance Contracts issued by us.  The Contract is sold by registered representatives of Prusec who are also our appointed insurance agents under state insurance law.  The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so.  Prusec received gross distribution revenue for its variable life insurance products of $58,142,132 in 2013, $56,178,356 in 2012, and $60,952,205 in 2011.  Prusec passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the Contracts.  However, Prusec does retain a portion of compensation it receives with respect to sales by its representatives.  Prusec retained compensation of $2,192,800 in 2013, $2,168,552 in 2012, and $2,477,021 in 2011.  Prusec offers the Contract on a continuous basis.

Compensation (commissions, overrides, and any expense reimbursement allowance) is paid to broker-dealers that are registered under the Exchange Act and/or entities that are exempt from such registration (“firms”) according to one or more schedules.  The individual representative will receive all or a portion of the compensation, depending on the practice of the firm.   Compensation is based on a premium value referred to as the Commissionable Target Premium.  The Commissionable Target Premium is equal to the first year's surrender charge (which is found in your Contract Data pages) divided by the Percentage of Sales Load Target Premium at start of year one from the table in the Surrender Charges section of this prospectus.  The Commissionable Target Premium will vary by issue age, sex, smoker/nonsmoker, substandard rating class, and any riders selected by the Contract Owner.  For Type B Death Benefit Contracts, the Commissionable Target Premium, Sales Load Target Premium and Surrender Charge Target Premiums will vary from Contracts with Type A or Type C Death Benefit.  Please see Appendix A: Contract Variations for information on other Contract Forms.

Broker-dealers will receive compensation of up to 122% of premiums received in the first 24 months following the Contract Date on total premiums received since issue up to the first year’s Commissionable Target Premium, up to 5% on premiums received in excess of the first year's Commissionable Target Premium.  Broker-dealers will receive compensation up to 6% of the Commissionable Target Premium received in Contract Years two through four and up to 4% of the Commissionable Target Premium received in years five through 10.  Moreover, broker-dealers will receive compensation up to 3% on premiums received in years two through four and up to 2.5% on premiums received in years five through 10 to the extent that premiums paid in any year exceed the Commissionable Target Premium.  Please see Appendix A: Contract Variations for information on other Contract Forms.

If the Basic Insurance Amount is increased, broker-dealers will receive compensation of up to 122% on premiums received up to the Commissionable Target Premium for the increase received in the first 12 months following the effective date of the increase, up to 6% of premiums received in years two through four, and up to 4% on premiums received in years five through 10 up to the Commissionable Target Premium for the increase.  Moreover, broker-dealers will receive compensation of up to 5% on premiums received in year one, and up to 3% on premiums received in years two through four, and up to 2.5% on premiums received in years five through 10 following the effective date of the increase to the extent that premiums paid in any year exceed the Commissionable Target Premium.

Prusec registered representatives who sell the Contract are also our life insurance agents, and may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or our affiliates offer such as conferences, trips, prizes and awards, subject to applicable regulatory requirements.  In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.

In addition, in an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s registered representatives), we or Prusec may enter into compensation arrangements with certain broker-dealer firms authorized by Prusec to sell the Contract, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and/or administrative and/or other services they provide to us or our affiliates.  To the extent permitted by applicable rules, laws, and regulations, Prusec may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation.  These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms.  You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.

A list of the names of the firms (or their affiliated broker/dealers) that we are aware of (as of December 31, 2013) that received payment or accrued a payment amount with respect to variable product business during 2013 may be found in the Statement of Additional Information.  The least amount paid or accrued and the greatest amount paid or accrued during 2013 were $1.96 and $3,967,703, respectively.

While compensation is generally taken into account as an expense in considering the charges applicable to a variable life insurance product, any such compensation will be paid by us, and will not result in any additional charge to you or to the Separate Account.  Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.

LEGAL PROCEEDINGS

Pruco Life is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to Pruco Life and proceedings generally applicable to business practices in the industry in which we operate. Pruco Life is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. Pruco Life is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In some of the pending legal and regulatory actions, plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. In addition, Pruco Life, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of Pruco Life’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain. The following is a summary of certain pending proceedings.

Pruco Life establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed, including matters discussed below. As of December 31, 2013, the aggregate range of reasonably possible losses in excess of accruals established is not currently estimable. Pruco Life reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.

In January 2013, a qui tam action on behalf of the State of Florida, Total Asset Recovery Services v. Met Life Inc., et al., Manulife Financial Corporation, et. al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Insurance Agency, LLC, filed in the Circuit Court of Leon County, Florida, was served on The Prudential Insurance Company of America (“Prudential Insurance”). The complaint alleges that Prudential Insurance failed to escheat life insurance proceeds to the State of Florida in violation of the Florida False Claims Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys’ fees and costs. In March 2013, the Company filed a motion to dismiss the complaint. In August 2013, the court dismissed the complaint with prejudice. In September 2013, plaintiff filed an appeal with Florida’s Circuit Court of the Second Judicial Circuit in Leon County.

In October 2012, the State of West Virginia, through its State Treasurer, filed a lawsuit, State of West Virginia ex. Rel. John D. Perdue v. PRUCO Life Insurance Company, in the Circuit Court of Putnam County, West Virginia. The complaint alleges violations of the West Virginia Uniform Unclaimed Property Fund Act by failing to properly identify and report all unclaimed insurance policy proceeds which should either be paid to beneficiaries or escheated to West Virginia. The complaint seeks to examine the records of Pruco Life to determine compliance with the West Virginia Uniform Unclaimed Property Fund Act, and to assess penalties and costs in an undetermined amount. In April 2013, Pruco Life filed a motion to dismiss the complaint. In December 2013, the Court granted Pruco Life’s  motion and dismissed the complaint with prejudice. In January 2014, the State of West Virginia appealed the decision.

In January 2012, a Global Resolution Agreement entered into by Pruco Life and a third party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased insureds and contractholders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by Pruco Life to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires Pruco Life to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Substantially all other jurisdictions that are not signatories to the Global Resolution Agreement or the Regulatory Settlement Agreement have entered into similar agreements with Pruco Life.

Pruco Life is one of several companies subpoenaed by the New York Attorney General regarding its unclaimed property procedures. Additionally, the New York State Department of Financial Services (“NYDFS”) has requested that 172 life insurers (including Pruco Life) provide data to the NYDFS regarding use of the SSMDF. The New York Office of Unclaimed Funds is conducting an audit of Pruco Life’s compliance with New York’s unclaimed property laws. In February 2012, the Massachusetts Office of the Attorney General requested information regarding Pruco Life’s unclaimed property procedures. In December 2013, this matter was closed without prejudice. In May 2013, Pruco Life entered into a settlement agreement with the Minnesota Department of Commerce, Insurance Division, which requires Pruco Life to take additional steps to identify deceased insureds and contract holders where a valid claim has not been made.

In December 2010, a purported state-wide class action complaint, Phillips v. Prudential Financial, Inc., was filed in state court and removed to the United States District Court for the Southern District of Illinois. The complaint makes allegations under Illinois law, on behalf of a class of Illinois residents whose death benefit claims were settled by retained assets accounts. In March 2011, the complaint was amended to drop Prudential Financial as a defendant and add Pruco Life and The Prudential Insurance Company of America as a defendant. The matter is now captioned Phillips v. Prudential Insurance and Pruco Life Insurance Company. In November 2011, the complaint was dismissed. In December 2011, plaintiff appealed the dismissal. In May 2013, the United States Court of Appeals for the Seventh Circuit affirmed the dismissal of plaintiff’s putative class action complaint. In August 2013, plaintiff’s time to appeal the dismissal expired.

Pruco Life’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that Pruco Life’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Pruco Life’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Pruco Life’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on Pruco Life’s financial position.

FINANCIAL STATEMENTS

Our audited consolidated financial statements are shown in the Statement of Additional Information to this prospectus and should be considered only as bearing upon our ability to meet its obligations under the Contract.

The Account’s audited financial statements are available in the Statement of Additional Information to this prospectus.

ADDITIONAL INFORMATION

We have filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus.  This prospectus does not include all the information set forth in the registration statement.  Certain portions have been omitted pursuant to the rules and regulations of the SEC.  The omitted information may, however, be obtained from the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549, or by telephoning (202) 551-8090, upon payment of a prescribed fee.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household ("householding"), in lieu of sending a copy to each Contract Owner that resides in the household.  You should be aware that you can revoke or "opt out" of householding at any time by calling 1-877-778-5008.

Pursuant to the delivery obligations under Section 5 of the Securities Act of 1933 and Rule 159 thereunder, Pruco Life delivers this prospectus to contract owners that reside outside of the United States.

You may contact us for further information at the address and telephone number inside the front cover of this prospectus. For service or questions about your Contract, please contact our Service Office at the phone number on the back cover or at P.O. Box 7390, Philadelphia, Pennsylvania 19176.

DEFINITIONS OF SPECIAL TERMS
USED IN THIS PROSPECTUS

Accumulated Net Payments - The actual premium payments you make, accumulated at an effective annual rate of 4%, less any withdrawals you make, also accumulated at an effective annual rate of 4%.

Attained Age - The insured's age on the Contract Date plus the number of years since then.  For any Coverage Segment effective after the Contract Date, the insured's Attained Age is the issue age of that segment plus the length of time since its effective date.

Basic Insurance Amount - The total amount of life insurance as shown in the Contract, including any applicable increases, and no riders.

Cash Surrender Value - The amount payable to the Contract Owner upon surrender of the Contract.  It is equal to the Contract Fund minus any Contract Debt and minus any applicable surrender charge.  Also referred to in the Contract as “Net Cash Value.”

Contract - The variable universal life insurance Contract described in this prospectus.

Contract Anniversary - The same date as the Contract Date in each later year.

Contract Date -The date the Contract is effective, as specified in the Contract.

Contract Debt - The principal amount of all outstanding loans plus any interest accrued thereon.

Contract Fund - The total amount credited to a specific Contract.  On any date it is equal to the sum of the amounts in all the Variable Investment Options and the Fixed Rate Option, and the principal amount of any Contract Debt plus any interest earned thereon.

Contract Owner - You.  Unless a different owner is named in the application, the owner of the Contract is the insured.

Contract Year - A year that starts on the Contract Date or on a Contract Anniversary.  For any Coverage Segment representing an increase, “Contract Year” is a year that starts on the effective date of the increase (referred to as “Target year” in the Contract).

Coverage Segment - The Basic Insurance Amount at issue is the first Coverage Segment.  For each increase in Basic Insurance Amount, a new Coverage Segment is created for the amount of the increase.

Death Benefit - If the Contract is not in default, this is the amount we will pay upon the death of the insured, assuming no Contract Debt.

Fixed Rate Option - An investment option under which interest is accrued daily at a rate that we declare periodically, but not less than an effective annual rate of 1%.  Also referred to in the Contract as fixed investment option.

Fund/Portfolio/Variable Investment Options - These are terms that may be used interchangeably and represent the underlying investments held in the Separate Account which you may select for your Contract.

Good Order - An instruction utilizing such forms, signatures, and dating as we require, which is sufficiently clear and complete and for which we do not need to exercise any discretion to follow such instructions.

Limited No-Lapse Guarantee Premiums - Premiums that, if paid at the beginning of each Contract Year, will keep a Type A or a Contract with a Type B (variable) Death Benefit in-force until the insured's Attained Age 75, or if later, during the first 10 Contract Years, regardless of investment performance and assuming no loans or withdrawals.  Please see Appendix A: Contract Variations for information on other Contract Forms.

Lifetime No-Lapse Guarantee Premiums - Premiums that, if paid at the beginning of each Contract Year, will keep a Type A or a Contract with a Type B (variable) Death Benefit in-force for the lifetime of the insured, regardless of investment performance and assuming no loans or withdrawals.

Monthly Date - The Contract Date and the same date in each subsequent month.

No-Lapse Guarantee - Sufficient premium payments, on an accumulated basis, will guarantee that your Contract will not lapse for a specified duration and a Death Benefit will be paid upon the death of the insured, regardless of investment experience and assuming no loans or withdrawals.  See No-Lapse Guarantee.

Payment Office - The office at which we process premium payments, loan payments, and payments to bring your Contract out of default.  Your correspondence will be picked up at the address on your bill to which you are directed to send these payments and then delivered to our Payment Office.  For items required to be sent to our Payment Office, your correspondence is not considered received by us until it is received at our Payment Office.  Where this Prospectus refers to the day when we receive a premium payment, loan payment or a payment to bring your Contract out of default, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in Good Order at our Payment Office.  There are two main exceptions: if the item is received at our Payment Office (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.

Pruco Life Insurance Company - Pruco Life, us, we, our.  The company offering the Contract.

Sales Load Target Premium - A premium that is used to determine sales load based on issue age and rating class of the insured, and any extra risk charges or riders, if applicable.

Separate Account - Amounts under the Contract that are allocated to the Fund held by us in a Separate Account called the Pruco Life Variable Universal Account (the "Account" or the "Registrant").  The Separate Account is set apart from all of our  general assets.

Service Office - The office at which we process allocation change requests, withdrawal requests, surrender requests, transfer requests, ownership change requests and assignment requests.  Correspondence with our Service Office should be sent to P.O. Box 7390, Philadelphia, Pennsylvania 18176. Your correspondence will be picked up at this address and then delivered to our Service Office.  For requests required to be sent to our Service Office, your request is not considered received by us until it is received at our Service Office.  Where this Prospectus refers to the day when we receive a request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in Good Order at our Service Office or via the appropriate telephone number, fax number, or website if the item is a type we accept by those means.  There are two main exceptions: if the request is received (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.

Short Term No-Lapse Guarantee Premiums -Premiums that, if paid at the beginning of each Contract Year, will keep the Contract in-force during the first eight Contract Years (six Contract Years for issue ages 60 and above), regardless of investment performance and assuming no loans or withdrawals.  Please see Appendix A: Contract Variations for information on other Contract Forms.

Valuation Period - The period of time from one determination of the value of the amount invested in a Variable Investment Option to the next. Such determinations are made when the net asset values of the Variable Investment Options are calculated, which would be as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time).

To Learn More About PruLife® Custom Premier II

The Statement of Additional Information (SAI) is legally a part of this prospectus, both of which are filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, Registration No. 333-112808.  The SAI contains additional information about the Pruco Life Variable Universal Account.  All of these filings can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the public reference room may be obtained by calling the Commission at (202) 551-8090.  The SEC also maintains a Web site (http://www.sec.gov) that contains the PruLife® Custom Premier II SAI, material incorporated by reference, and other information about us.  Copies of these materials can also be obtained, upon payment of duplicating fees, from the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549.

You can call us at 1-800-944-8786 to ask us questions, request information about the Contract, and obtain copies of the SAI, and personalized illustrations, without charge, or other documents.  You can also view the SAI located with the prospectus at www.prudential.com/eprospectus, or request a copy by writing to us at:

Pruco Life Insurance Company
213 Washington Street
Newark, New Jersey  07102

Investment Company Act of 1940: Registration No. 811-5826

Appendix A: Contract Variations

Your Contract's options, features, riders and charges may vary depending on the Contract form number. This Appendix reflects Contract variations that differ from the Contract version that may have been in effect at the time your Contract was issued. Please contact your Pruco Life representative for more information about the particular variations that apply to your Contract form number. Your Contract's form number is located in the lower left hand corner on the first page of your Contract. If you purchased your contract prior to October 7, 2013, a description of contract variations that may apply to you is contained in this appendix for VUL-2008 (offered approximately 5/1/2008 - 10/6/2013), VUL-2005 (offered approximately 10/17/2005 - 4/30/2008), and VUL-2004 (offered approximately 5/17/2004 - 10/16/2005). The Contract may have been available in your state past the approximate end date indicated based on when your state approved the Contract.

VUL-2008 Contract

Section Headings	Variation
The Fixed Rate Option	The Fixed Rate Option declared rate of interest will never be lower than an effective annual rate of 3%.
Sales Load Charges	Sales Load charges are:
	Years 1 - 4	Years 5 - 10
Up to Sales Load Target Premium	4%	3%
In Excess of Sales Load Target Premium	3.5%	2.5%
Premium Based Administrative Charge	Currently the charge for Premium Based Administrative Charge is a total of 3.75% of the premiums received. The portion for federal income taxes is currently 1.25% of the premium.
Cost of Insurance	The maximum COI rates are based on the 2001 CSO Mortality Tables. COI charges range from $0.01 to $83.34 per $1,000 of net amount at risk.
Monthly Deductions from the Contract Fund
 (a) (2) The second part of the administrative fee is currently an amount per $1,000 of the Basic Insurance Amount for the first six Contract Years and zero thereafter.  The fee varies by issue age, sex, and smoker/non-smoker status.  It also varies by substandard ratings.

The following tables provide sample per $1,000 rates:

Administrative Charge:  Per $1,000 rates
Issue Age	Male Nonsmoker	Male Smoker	Female Nonsmoker	Female Smoker
35	$0.18	$0.24	$0.14	$0.17
45	$0.29	$0.33	$0.23	$0.28
55	$0.48	$0.58	$0.36	$0.44
65	$0.88	$1.10	$0.70	$0.80

 (b) The highest charge per thousand is $1.50 and applies to male, smokers above age 74 at certain rating classes.  The lowest charge per thousand is $0.06 and applies to females age 0-09.

Currently, no charge is being made to the Account for our federal income taxes, other than the 1.25% charge for federal income taxes measured by premiums.

Charges After Age 121	Beginning on the first Contract Anniversary on or after the insured’s 121st birthday, we will no longer accept premiums or deduct monthly charges from the Contract Fund.
Charges for Optional Rider Coverage
Enhanced Disability Benefit Rider - We deduct a monthly charge for this rider, which provides invested premium amounts while the insured is totally disabled.  The current charge is based on issue age, issue date, sex, and underwriting class of the insured.  It ranges from 7.08% to 12.17%, of the greater of: 9% of the Contract's Limited No-Lapse Guarantee Premium and the total of all monthly deductions, and is charged until the first Contract Anniversary on or after the insured’s 60th birthday.

Target Term Rider	Target Term Rider is not available.
Types of Death Benefit
If you choose a Contract with a Type C (return of premium) Death Benefit, the Death Benefit is generally equal to the Basic Insurance Amount plus the total premiums paid into the Contract, less withdrawals, accumulated at a chosen interest rate.  The interest rate can be between 0% and 8%; in ½% increments.

No-Lapse Guarantee	The Short Term No-Lapse Guarantee period is 8 years after issue (6 years for ages 60 and older). The Limited No-Lapse Guarantee period lasts until the later to occur of Attained Age 75 or 10 years after issue. The Lifetime No-Lapse Guarantee period requires payments of the Lifetime No-Lapse Guarantee Premium to Attained Age 121.

The following table provides sample Short Term No-Lapse, Limited No-Lapse, and Lifetime No-Lapse Guarantee Premiums (to the nearest dollar).  The examples assume:  (1) the insured is a male, Preferred Best, with no extra risk or substandard ratings; (2) a $250,000 Basic Insurance Amount; (3) no extra benefit riders have been added to the Contract; and (4) the Cash Value Accumulation Test has been elected for definition of life insurance testing.

Illustrative Annual Premiums
Age of insured at issue	Type of Death Benefit Chosen	Short Term No- Lapse Guarantee Premium	Limited No-Lapse Guarantee Premium	Lifetime No-Lapse Guarantee Premium
40	Type A	$1,338	$2,138	$4,765
40	Type B	$1,340	$2,220	$14,185
40	Type C	$1,340	N/A	N/A
60	Type A	$4,878	$6,458	$12,963
60	Type B	$4,900	$6,510	$33,195
60	Type C	$4,900	N/A	N/A
80	Type A	$16,203	$37,385	$47,235
80	Type B	$22,353	$41,788	$83,015
80	Type C	N/A	N/A	N/A

Increases in Basic Insurance Amount	The maximum COI rates for a Coverage Segment representing an increase in Basic Insurance Amount are based upon 2001 CSO Mortality Tables.
Loans
There is no minimum loan amount.

We charge interest at an effective annual rate of 4% for standard loans.

A portion of any amount you borrow on or after the 10th Contract Anniversary may be considered a preferred loan. The maximum preferred loan amount is the total amount you may borrow minus the total net premiums paid (net premiums equal premiums paid less total withdrawals, if any).  If the net premium amount is less than zero, we will, for purposes of this calculation, consider it to be zero.  On the 10th Contract Anniversary and each Contract Anniversary thereafter, if the insured is living and the Contract is not in default, any existing loan amount will automatically be converted to a preferred loan to the extent that there is a preferred loan amount available.  Preferred loans are charged interest at an effective annual rate of 3.10%.

While a loan is outstanding, the amount that was transferred will continue to be treated as part of the Contract Fund.  It will be credited with interest at an effective annual rate of 3%.

Distribution and Compensation
Type A, B, and C Death Benefits have the same Commissionable Target Premium, Sales Load Target Premium and Surrender Charge Target Premiums.

Broker-dealers will also receive compensation in years two and beyond of up to 0.25% of the Contract Fund, net of Contract Debt.

VUL-2005 Contracts

Section Headings	Variation
The Fixed Rate Option	The Fixed Rate Option declared rate of interest will never be lower than an effective annual rate of 3%.
Sales Load Charges
	Years 1 - 4	Years 5 - 10
Up to Sales Load Target Premium	4%	3%
In Excess of Sales Load Target Premium	3.5%	2.5%

Paying more than the Sales Load Target Premium in any of the first 10 Contract Years could reduce your total sales load.  For example, assume that a Contract with no riders or extra insurance charges, has a Sales Load Target Premium of $884.00 and the Contract Owner would like to pay 10 premiums.  If you paid $1,768 (two times the amount of the Sales Load Target Premium) in every other Contract Year up to the ninth year (i.e. in years 1, 3, 5, 7, 9), the total sales load charge would be $278.46.  If you paid $884.00 in each of the first 10 Contract Years, the total sales load would be $300.56.

Premium Based Administrative Charge	Currently the charge for Premium Based Administrative Charge is a total of 3.75% of the premiums received. The portion for federal income taxes is currently 1.25% of the premium.
Cost of Insurance	The maximum COI rates are based on the 1980 CSO Mortality Tables. Our current COI charges range from $0.03 to $83.34 per $1,000 of net amount at risk.
Monthly Deductions from the Contract Fund
 (a)  (2) The second part of the administrative fee is currently an amount per $1,000 of the Basic Insurance Amount for the first six Contract Years and zero thereafter.  The fee varies by issue age, sex, and smoker/non-smoker status.  It also varies by substandard ratings.
The following tables provide sample per $1,000 rates:

Administrative Charge:  Per $1,000 rates
Issue Age	Male Nonsmoker	Male Smoker	Female Nonsmoker	Female Smoker
35	$0.16	$0.22	$0.12	$0.15
45	$0.27	$0.31	$0.21	$0.26
55	$0.48	$0.58	$0.36	$0.44
65	$0.88	$1.10	$0.70	$0.80

 (b) The highest charge per thousand is $1.40 and applies to male, smokers above age 74 at certain rating classes.  The lowest charge per thousand is $0.04 and applies to females age 0-14.

Currently, no charge is being made to the Account for our federal income taxes, other than the 1.25% charge for federal income taxes measured by premiums.

Surrender Charges	The chart below shows maximum percentages for all ages at the beginning of the first Contract Year and the end of the last Contract Year that a surrender charge may be payable.

Issue Age	Percentage of Sales Load Target Premium, less premiums for riders, at start of year 1	Reduces to zero at the end of year
0-49	100%	10
50-60	90%	10
61-65	65%	10
66 and above	55%	10
Transaction Charges
In addition to the Transaction Charges described in the prospectus, we may charge a transaction fee of up to $25 for any change in the rider coverage amount for Contracts with Target Term Rider. Currently, we do not charge for a change in the rider coverage amount.

Charges After Age 121	We will no longer accept premiums or deduct monthly charges from the Contract Fund after age 100.

Charges for Optional Rider Coverage
Enhanced Disability Benefit Rider - We deduct a monthly charge for this rider, which provides invested premium amounts while the insured is totally disabled.  The current charge is based on issue age, issue date, sex, and underwriting class of the insured.  It ranges from 7.08% to 12.17%, of the greater of (a) and (b) where (a) is: 9% of the Contract's Limited No-Lapse Guarantee Premium and (b) is the total of all monthly deductions, and is charged until the first Contract Anniversary on or after the insured’s 60th birthday.

Target Term Rider - We may deduct a monthly charge for the administration of this rider, which provides a flexible term insurance benefit to Attained Age 100 on the life of the insured.  We currently deduct a COI charge for this rider, which ranges from $0.01 to $83.34 per $1,000 of rider Death Benefit, which is generally lower than the COI charge per $1,000 deducted for the Basic Insurance Amount, and is based on rider coverage duration, issue age, issue date, sex, and underwriting class of the insured.  We currently do not deduct the monthly charge for the administration of this rider.

Target Term Rider	Target Term Rider is available. See Target Term Rider details below.
Other Riders
In addition to the Rider information described in the prospectus, the following may apply:

Target Term Rider - See Target Term Rider details below.

Overloan Protection Rider - The following eligibility requirement must be met to exercise the Overloan Protection Rider:

Contract Debt must exceed the Basic Insurance Amount (Target Term Rider plus Basic Insurance Amount if you have a Target Term Rider).

Enhanced Disability Rider – The Enhanced Disability Rider is not available on Contracts with the Target Term Rider.

Livings Needs Benefit – The Living Needs Benefit does not apply to the portion of the Death Benefit that is attributable to the Target Term Rider.

Requirements for Issuance of a Contract
In addition to the Requirements for Issuance of a Contract information described in the prospectus, the following may apply:

Currently, the minimum Basic Insurance Amount for Contracts without a Target Term Rider is $75,000 ($50,000 for insureds below the issue age of 18, $100,000 for insureds issue ages 76-80, and $250,000 for insureds issue ages 81 and above).

Premiums
In addition to the Premiums information described in the prospectus, the following may apply:

Minimum Initial Premium

The minimum initial premium is equal to 9% of the Limited No-Lapse Guarantee Premium, including all extras, riders, and Enhanced Disability Benefit premium for Contracts with Type A (fixed) and Type B (variable) Death Benefits without the Target Term Rider.  The minimum initial premium is equal to 9% of the Short Term No-Lapse Guarantee Premium for Contracts with Type A (fixed) and Type B (variable) Death Benefits with the Target Term Rider benefit and all Contracts with Type C (return of premium) Death Benefit.

Types of Death Benefit
In addition to the Types of Death Benefit information described in the prospectus, the following may apply: Contract Owners of Contracts with a Type A Death Benefit should note that any withdrawal may result in a reduction of the Basic Insurance Amount, a reduction in the Target Term Rider coverage amount, and the deduction of any applicable surrender charges.

If you choose a Contract with a Type C (return of premium) Death Benefit, the Death Benefit is generally equal to the Basic Insurance Amount plus the total premiums paid into the Contract, less withdrawals, accumulated at a chosen interest rate.  The interest rate can be between 0% and 8%; in ½% increments.

In addition to the Types of Death Benefit information described in the prospectus, the following may apply: The Type C Limiting Amount would be the sum of the initial Basic Insurance Amount plus any initial Target Term Rider coverage amount.

No-Lapse Guarantee
 The Short Term No-Lapse Guarantee period is 7 years after issue (5 years for ages 60 and older).  The Limited No-Lapse Guarantee period is the later to occur of Attained Age 70 or 10 years after issue.  The Lifetime No-Lapse Guarantee period requires premium payments to Attained Age 100.

In addition to the No-Lapse Guarantee information described in the prospectus, the following may apply: A Contract with a Target Term Rider will only have a Short Term No-Lapse Guarantee available.

The following table provides sample Short Term No-Lapse, Limited No-Lapse, and Lifetime No-Lapse Guarantee Premiums (to the nearest dollar).  The examples assume:  (1) the insured is a male, Preferred Best, with no extra risk or substandard ratings; (2) a $250,000 Basic Insurance Amount; (3) no extra benefit riders have been added to the Contract; and (4) the Cash Value Accumulation Test has been elected for definition of life insurance testing.

Illustrative Annual Premiums
Age of insured at issue	Type of Death Benefit Chosen	Short Term No- Lapse Guarantee Premium	Limited No-Lapse Guarantee Premium	Lifetime No-Lapse Guarantee Premium
40	Type A	$1,338	$2,138	$4,765
40	Type B	$1,340	$2,220	$14,185
40	Type C	$1,340	N/A	N/A
60	Type A	$4,878	$6,458	$12,963
60	Type B	$4,900	$6,510	$33,195
60	Type C	$4,900	N/A	N/A
80	Type A	$16,203	$37,385	$47,235
80	Type B	$22,353	$41,788	$83,015
80	Type C	N/A	N/A	N/A

Increases in Basic Insurance Amount	The maximum COI rates for a Coverage Segment representing an increase in Basic Insurance Amount are based upon 1980 CSO Mortality Tables.
Loans
The minimum loan amount you may borrow is generally $500, but may be lower in some states.

We charge interest at an effective annual rate of 4% for standard loans.

A portion of any amount you borrow on or after the 10th Contract Anniversary may be considered a preferred loan. The maximum preferred loan amount is the total amount you may borrow minus the total net premiums paid (net premiums equal premiums paid less total withdrawals, if any).  If the net premium amount is less than zero, we will, for purposes of this calculation, consider it to be zero.  On the 10th Contract Anniversary and each Contract Anniversary thereafter, if the insured is living and the Contract is not in default, any existing loan amount will automatically be converted to a preferred loan to the extent that there is a preferred loan amount available.  Preferred loans are charged interest at an effective annual rate of 3.10%.

While a loan is outstanding, the amount that was transferred will continue to be treated as part of the Contract Fund.  It will be credited with interest at an effective annual rate of 3%.

Lapse and Reinstatement
Any Contract Debt must be restored with interest to date, or paid back. If the Contract Debt is restored and the debt with interest would exceed the loan value of the reinstated Contract, the excess must be paid to us before reinstatement;

Distribution and Compensation
In addition to the Distribution and Compensation information described in the prospectus, the following may apply: The Commissionable Target Premium is equal to the first year's surrender charge (which is found in your Contract Data pages) divided by the Percentage of Sales Load Target Premium at start of year one from the table in the Surrender Charges section of this prospectus, plus the premium for any riders other than the Target Term Rider.  The Commissionable Target Premium will vary by issue age, sex, smoker/nonsmoker, substandard rating class, and any riders selected by the Contract Owner, with the exception of the Target Term Rider.

Type A, B, and C Death Benefits have the same Commissionable Target Premium, Sales Load Target Premium and Surrender Charge Target Premiums.

In addition to the Distribution and Compensation information described in the prospectus, the following may apply: We pay significantly lower compensation on a Contract with a Target Term Rider than on a Contract without the Target Term Rider that has the same initial Death Benefit and premium payments because the Target Term Rider is not used in the determination of the Commissionable Target Premium.

Broker-dealers will also receive compensation in years two and beyond of up to 0.25% of the Contract Fund, net of Contract Debt.

Riders

Target Term Rider (Available only with Contract Form VUL-2004 and Contract Form VUL-2005).

The Target Term Rider (TTR) provides a flexible term insurance benefit to Attained Age 100 on the life of the insured and cannot be added after the contract is issued.  TTR is only available if your contract has a Basic Insurance Amount of $100,000 of more.  If you elect to have the TTR, you specify the amount of TTR coverage you desire.  The minimum amount is $5,000 and the maximum amount is four times the Contract's Basic Insurance Amount at issue or at the time of a TTR increase.  This amount is called the rider coverage amount and is the maximum Death Benefit payable under the rider.  The Basic Insurance Amount and the rider death benefit, combined, must be equal to a minimum total insurance amount of $250,000.  For example, if your contract has a Basic Insurance Amount of $100,000, the rider coverage amount must be at least $150,000.  After issue, while the rider is in-force, you may increase the rider coverage amount, subject to a minimum increase amount of $25,000 and underwriting requirements we determine.  You may also decrease your rider coverage amount after issue, subject to a minimum amount of $10,000 per decrease.  However, we will not reduce the rider coverage amount below $5,000, unless you request to discontinue your TTR coverage.

At issue, the rider coverage amount and the rider death benefit are the same.  However, the rider death benefit fluctuates as the base Contract's Death Benefit changes under the circumstances described below.  If the Contract Fund has grown to the point where the base Contract’s Death Benefit begins to vary as required by the Internal Revenue Code's definition of life insurance, the rider death benefit will decrease (or increase) dollar for dollar as the base Contract’s Death Benefit increases (or decreases).

In the graph below, the rider coverage amount is $500,000 until year 16.
•	From year 1 to 9, the rider death benefit is $500,000 and the Basic Insurance amount is $500,000, so the total coverage amount is $1,000,000.
•
In year 10, the rider death benefit drops to $450,000 as the Basic Insurance Amount rises to $550,000 and the total coverage amount remains $1,000,000.  The rider death benefit will never increase beyond the rider coverage amount.

•	In year 16, the rider death benefit drops to $0 and the Basic Insurance Amount starts to increase.
•	By year 20, the Basic Insurance amount and total coverage amount have increased to $1,464,000 in this example and the rider death benefit is $0.

 If you have a Type A Death Benefit and you take a withdrawal, the rider coverage amount may require a reduction, if the Death Benefit was increased to meet the definition of life insurance.

Some of the factors outlined below impact the financial performance of a Contract, including the amount of the Contract's cash value and Death Benefit.  It is important that you ask your Pruco Life representative to provide illustrations based on different combinations of Basic Insurance Amount and rider coverage amount.  You and your Pruco Life representative can then discuss how these combinations may address your objectives.

•	We do not apply a surrender charge to the TTR.
•	We currently do not deduct the monthly administrative charge for the TTR.
•	The Sales Load Target Premium is lower for a Contract with a TTR than for a Contract without TTR if it has the same Death Benefit, and this results in a lower current sales expense charge.
•	The current Cost of Insurance charge per $1,000 for the TTR is generally lower than the Cost of Insurance charge per $1,000 for the Basic Insurance Amount.
•
A Contract with a TTR offers the potential for lower cash values and Death Benefits than a Contract without TTR that has the same total Death Benefit if we raise our current charges to the maximum contractual level.

•	The No-Lapse Guarantee for Contracts issued with a TTR is limited to seven years (five years for issue ages of 60 or above).
•	The Accidental Death Benefit and the Living Needs Benefit does not apply to any portion of the Death Benefit attributable to TTR.
•	The Enhanced Disability Benefit is unavailable on Contracts with a TTR.
•	We pay significantly lower commissions on a Contract with a TTR than on a Contract without TTR that has the same initial Death Benefit and premium payments.

VUL-2004 Contracts

The variations for VUL-2004 Contracts are the same as VUL-2005 Contracts except for the following:

Section Headings	Variation
Sales Load Charges
Years 1 - 10
Up to Sales Load Target Premium 4%
In Excess of Sales Load Target Premium 2%

Paying more than the Sales Load Target Premium in any of the first 10 Contract Years could reduce your total sales load. For example, assume that a Contract with no riders or extra insurance charges, has a Sales Load Target Premium of $884.00 and the Contract Owner would like to pay 10 premiums. If you paid $1,768 (two times the amount of the Sales Load Target Premium) in every other Contract Year up to the ninth year (i.e. in years 1, 3, 5, 7, 9), the total sales load charge would be $265.20. If you paid $884.00 in each of the first 10 Contract Years, the total sales load would be $353.60.

Surrender Charges	The chart below shows maximum percentages for all ages at the beginning of the first Contract Year and the end of the last Contract Year that a surrender charge may be payable.

Issue Age	Percentage of Sales Load Target Premium, less premiums for riders, at start of year 1	Reduces to zero at the end of year
0-45	90%	10
46-48	90%	9
49	90%	8
50-52	75%	8
53-55	75%	7
56-60	75%	5
61-63	45%	5
64-65	45%	4
66-67	40%	4
68 and above	40%	3

Charges for Optional Rider Coverage
Enhanced Disability Benefit Rider - We deduct a monthly charge for this rider, which provides invested premium amounts while the insured is totally disabled.  The current charge is based on issue age, issue date, sex, and underwriting class of the insured.  It ranges from 7.08% to 10.40%, of the greater of (a) and (b) where (a) is: 9% of the Contract's Limited No-Lapse Guarantee Premium and (b) is the total of all monthly deductions, and is charged until the first Contract Anniversary on or after the insured’s 60th birthday.

Target Term Rider - We may deduct a monthly charge for the administration of this rider, which provides a flexible term insurance benefit to Attained Age 100 on the life of the insured.  We currently deduct a COI charge for this rider, which ranges from $0.02 to $83.34 per $1,000 of rider Death Benefit, which is generally lower than the COI charge per $1,000 deducted for the Basic Insurance Amount, and is based on rider coverage duration, issue age, issue date, sex, and underwriting class of the insured.  We currently do not deduct the monthly charge for the administration of this rider.

Requirements for Issuance of a Contract	The Contract may be issued on insureds through age 90 for Contracts with Type A (fixed) and Type B (variable) Death Benefits.
No-Lapse Guarantee	The following table provides sample Short Term No-Lapse, Limited No-Lapse, and Lifetime No-Lapse Guarantee Premiums (to the nearest dollar). The examples assume: (1) the insured is a male, Preferred Best, with no extra risk or substandard ratings; (2) a $250,000 Basic Insurance Amount; (3) no extra benefit riders have been added to the Contract; and (4) the Cash Value Accumulation Test has been elected for definition of life insurance testing.

Illustrative Annual Premiums
Age of insured at issue	Type of Death Benefit Chosen	Short Term No-Lapse Guarantee Premium	Limited No-Lapse Guarantee Premium	Lifetime No-Lapse Guarantee Premium
40	Type A	$1,125	$2,138	$4,765
40	Type B	$1,210	$2,220	$14,185
40	Type C	$1,210	N/A	N/A
60	Type A	$3,363	$7,158	$12,963
60	Type B	$4,415	$7,218	$33,195
60	Type C	$4,415	N/A	N/A
80	Type A	$16,203	$39,345	$47,235
80	Type B	$22,353	$43,980	$83,015
80	Type C	N/A	N/A	N/A

PART B:

INFORMATION REQUIRED IN THE STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

Pruco Life Variable Universal Account
Pruco Life Insurance Company

PruLife® Custom Premier II

VARIABLE UNIVERSAL LIFE INSURANCE CONTRACTS

This Statement of Additional Information is not a prospectus.  Please review the PruLife® Custom Premier II prospectus (the “prospectus”), which contains information concerning the Contracts described above.  You may obtain a copy of the prospectus without charge by calling us at 1-800-944-8786.  You can also view the Statement of Additional Information located with the prospectus at www.prudential.com/eprospectus, or request a copy by writing to us.

The defined terms used in this Statement of Additional Information are as defined in the prospectus.

Pruco Life Insurance Company
213 Washington Street
Newark, New Jersey 07102

The Date of this Statement of Additional Information and of the related prospectus is May 1, 2014.

TABLE OF CONTENTS
Page
GENERAL INFORMATION AND HISTORY	1
Description of Pruco Life Insurance Company	1
Control of Pruco Life Insurance Company	1
State Regulation	1
Records	1
Services and Third Party Administration Agreements	1

INITIAL PREMIUM PROCESSING	2

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS	3
Legal Considerations Relating to Sex-Distinct Premiums and Benefits	3
How a Type A (Fixed) Contract's Death Benefit Will Vary	3
How a Type B (Variable) Contract's Death Benefit Will Vary	4
How a Type C (Return of Premium) Contract’s Death Benefit Will Vary	5
Reports to Contract Owners	6

UNDERWRITING PROCEDURES	6

ADDITIONAL INFORMATION ABOUT CHARGES	7
Charges for Increases in Basic Insurance Amount	7

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT	7

DISTRIBUTION AND COMPENSATION	7

EXPERTS	9

PERFORMANCE DATA	9
Average Annual Total Return	9
Non-Standard Total Return	9
Money Market Subaccount Yield	10

FINANCIAL STATEMENTS	10

GENERAL INFORMATION AND HISTORY

Description of Pruco Life Insurance Company

Pruco Life Insurance Company ("Pruco Life", “us”, “we”, or “our”) is a stock life insurance company, organized on December 23, 1971 under the laws of the State of Arizona.  It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York.  Pruco Life’s principal Executive Office is located at 213 Washington Street, Newark, New Jersey 07102.

Control of Pruco Life Insurance Company

Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a New Jersey stock life insurance company that has been doing business since October 13, 1875.  Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company for financial services businesses offering a wide range of insurance, investment management, and other financial products and services.  The Principal Executive Office of Prudential and Prudential Financial is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102.

As Pruco Life’s ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Pruco Life and Prudential.  However, neither Prudential Financial, Prudential, nor any other related company has any legal responsibility to pay amounts that Pruco Life may owe under the Contract.

State Regulation

Pruco Life is subject to regulation and supervision by the Department of Insurance of the State of Arizona, which periodically examines its operations and financial condition.  It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Pruco Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Pruco Life is required to file with Arizona and other jurisdictions, a separate statement with respect to the operations of all of its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

Records

We maintain all records and accounts relating to the Account at our Principal Executive Office.  As presently required by the Investment Company Act of 1940, as amended, and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to you semi-annually at your last address known to us.

Services and Third Party Administration Agreements

Pruco Life and Prudential have entered into a Service Agreement pursuant to which Prudential furnishes to Pruco Life various services, including preparation, maintenance, and filing of accounts, books, records, and other documents required under federal or state law, and various other accounting, administrative, and legal services, which are customarily performed by the officers and employees of Prudential.  Pruco Life reimburses Prudential for its costs in providing such services.  Under this Agreement, Pruco Life has reimbursed Prudential $46,570,355 in 2013, $35,198,133 in 2012, and $34,382,740 in 2011, of which the life business accounted for $5,619,900,, $4,197,463, and $9,835,417 respectively.

Under this Agreement, Prudential furnishes Pruco Life the same administrative support services that it provides in the operation of its own business with regard to the payment of death claim proceeds by way of Prudential’s Alliance Account.  As soon as the Pruco Life death claim is processed, the beneficiaries are furnished with an information kit that describes the settlement option and a check book on which they may write checks.

Our individual life reinsurance treaties covering PruLife® Custom Premier II Contracts provide for the reinsurance of the mortality risk on a Yearly Renewable Term basis.  Reinsurance is on a first-dollar quota share basis, with Pruco Life retaining 10% of the face amount, up to a limit of $100,000 per Contract, and the remainder is reinsured by Prudential.  Prudential then reinsures some portion of this business with various reinsurers.

1

On June 30, 2011, Regulus Group, LLC ("Regulus"), a billing and payment services provider for Prudential, Pruco Life Insurance Company ("Pruco Life"), and Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"), was acquired by Columbus Acquisition Corporation which is a subsidiary of Cerberus Capital Management, L.P.  In connection with this acquisition and subsequent rebranding initiative, Regulus is renamed as TransCentra, Inc. ("TransCentra") effective as of December 22, 2011.  Regulus began performing administrative services for Prudential in 2009 under a temporary arrangement with Prudential and First Tennessee Bank National Association (“First Express”), which had been previously supplying such services.  The services provided and the administrative Agreement between Prudential and Regulus, dated December 23, 2010 (“Agreement”), is unaffected by the Regulus acquisition.   On August 16, 2013, Prudential and Regulus amended the Agreement to update remittance processing requirements in support of Prudential’s Rule 22c1 compliance and related quarterly attestation by Regulus.  Regulus received $1,857,429 in 2013, $2,043,400 in 2012, and $2,249,075 in 2011 from Prudential for services rendered.  TransCentra's principal business address is 4855 Peachtree Industrial Blvd, STE 245, Norcross, GA 30092.

INITIAL PREMIUM PROCESSING

In general, the invested portion of the minimum initial premium will be placed in the Contract Fund as of the later of the Contract Date and the date we receive the premium in Good Order.

Upon receipt of a request for life insurance from a prospective Contract owner, Pruco Life will follow certain insurance underwriting (i.e., evaluation of risk) procedures designed to determine whether the proposed Insured is insurable.  The process may involve such verification procedures as medical examinations and may require that further information be provided by the proposed Insured before a determination can be made.  A Contract cannot be issued, (i.e., physically issued through Pruco Life’s computerized issue system) until this underwriting procedure has been completed.

These processing procedures are designed to provide temporary life insurance coverage to every prospective Contract owner who pays the minimum initial premium at the time the request for coverage is submitted, subject to the terms of the Limited Insurance Agreement.  Since a Contract cannot be issued until after the underwriting process has been completed, we will provide temporary life insurance coverage through use of the Limited Insurance Agreement. This coverage is for the total Death Benefit applied for, up to the maximum described by the Limited Insurance Agreement.

The Contract Date is the date specified in the Contract.  This date is used to determine the insurance age of the proposed insured.  It represents the first day of the Contract year and therefore determines the Contract Anniversary and Monthly Dates.  It also represents the commencement of the suicide and contestable periods for purposes of the basic insurance amount.

If the minimum initial premium is paid with the application and no medical examination is required, the Contract Date will ordinarily be the date of the application.  If a delay is encountered (e.g., if a request for further information is not met promptly), generally, the Contract Date will be 21 days prior to the date on which the Contract is physically issued.  If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed, subject to the same qualification as that noted above.

If the premium paid with the application is less than the minimum initial premium, the Contract Date will be determined as described above.  The balance of the minimum initial premium amount will be applied as of the later of the Contract Date and the date premiums were received in Good Order.

If no premium is paid with the application, the Contract Date will be the Contract Date stated in the Contract, which will generally be the date the minimum initial premium is received in Good Order from the Contract owner and the Contract is delivered.

There is one principal variation from the foregoing procedure.  If permitted by the insurance laws of the state in which the Contract is issued, the Contract may be backdated up to six months.   The Contract may not be backdated before the product introduction date.

2

In situations where the Contract Date precedes the date that the minimum initial premium is received, charges due prior to the initial premium receipt date will be deducted immediately after the net premium has been applied to the Contract Fund.

ADDITIONAL INFORMATION ABOUT
OPERATION OF CONTRACTS

Legal Considerations Relating to Sex-Distinct Premiums and Benefits

The Contract generally employs mortality tables that distinguish between males and females.  Thus, premiums and benefits differ under Contracts issued on males and females of the same age.  However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on male rates, whether the insureds are male or female.  In addition, employers and employee organizations considering purchase of a Contract should consult their legal advisers to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.

How a Type A (Fixed) Contract's Death Benefit Will Vary

There are three types of Death Benefit available under the Contract:  (1) Type A, a generally fixed Death Benefit; (2) Type B, a variable Death Benefit; and (3) Type C, a return of premium Death Benefit.  A Type C (return of premium) Death Benefit generally varies by the amount of premiums paid, a Type B (variable) Death Benefit varies with investment performance, and a Type A (fixed) Death Benefit does not vary unless it must be increased to comply with the Internal Revenue Code's definition of life insurance.

Under the Type A (fixed) Contract, the Death Benefit is generally equal to the basic insurance amount, before the reduction of any Contract Debt.  If the Contract is kept in-force for several years, depending on how much premium you pay, and/or if investment performance is reasonably favorable, the Contract Fund may grow to the point where we will increase the Death Benefit in order to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

Assuming no Contract Debt, the Death Benefit of a Type A (fixed) Contract will always be the greater of:

(1)	the basic insurance amount; and

(2)	the Contract Fund before the deduction of any monthly charges due on that date, multiplied by the attained age factor that applies.

A listing of attained age factors can be found on your Contract Data pages.  The latter provision ensures that the Contract will always have a Death Benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law.  Before the Contract is issued, the Contract owner may choose between two methods that we use to determine the tax treatment of the Contract.

The following table illustrates at different ages how the attained age factor affects the Death Benefit for different Contract Fund amounts.  The table assumes a $250,000 Type A (fixed) Contract was issued when the insured was a male nonsmoker, age 35, and there is no Contract Debt.

3

Type A (Fixed) Death Benefit

If		Then
The insured is age	and the Contract Fund is	the attained age factor is**	the Contract Fund multiplied by the attained age factor is	and the Death Benefit is
40 40 40	$ 25,000 $ 75,000 $100,000	4.04 4.04 4.04	101,000 303,000 404,000	$250,000 $303,000* $404,000*
60 60 60	$ 75,000 $125,000 $150,000	2.11 2.11 2.11	158,250 263,750 316,500	$250,000 $263,750* $316,500*
80 80 80	$150,000 $200,000 $225,000	1.32 1.32 1.32	198,000 264,000 297,000	$250,000 $264,000* $297,000*
*  Note that the Death Benefit has been increased to comply with the Internal Revenue Code’s definition of life insurance.
** Assumes the Contract owner selected the Cash Value Accumulation Test.  These figures are based on the 2001
   Commissioner's Standard Ordinary ("CSO") Mortality Tables.

This means, for example, that if the insured has reached the age of 60, and the Contract Fund is $150,000, the Death Benefit will be $316,500, even though the basic insurance amount is $250,000.  In this situation, for every $1 increase in the Contract Fund, the Death Benefit will be increased by $2.11.  We reserve the right to refuse to accept any premium payment that increases the Death Benefit by more than it increases the Contract Fund.  If we exercise this right, in certain situations it may result in the loss of the No-Lapse Guarantee.

How a Type B (Variable) Contract's Death Benefit Will Vary

Under the Type B (variable) Contract, while the Contract is in-force, the Death Benefit will never be less than the basic insurance amount, before the reduction of any Contract Debt, but will also vary immediately after it is issued, with the investment results of the selected Variable Investment Options.  The Death Benefit may be increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

Assuming no Contract Debt, the Death Benefit of a Type B (variable) Contract will always be the greater of:

(1)	the basic insurance amount plus the Contract Fund before the deduction of any monthly charges due on that date; and

(2)	the Contract Fund before the deduction of any monthly charges due on that date, multiplied by the attained age factor that applies.

For purposes of computing the Death Benefit, if the Contract Fund is less than zero, we will consider it to be zero.  A listing of attained age factors can be found on your Contract Data pages.  The latter provision ensures that the Contract will always have a Death Benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law.  Before the Contract is issued, the Contract owner may choose between two methods that we use to determine the tax treatment of the Contract.

The following table illustrates various attained age factors and Contract Funds and the corresponding Death Benefits. The table assumes a $250,000 Type B (variable) Contract was issued when the insured was a male nonsmoker, age 35, and there is no Contract Debt.

4

Type B (Variable) Death Benefit

If		Then
The insured is age	and the Contract Fund is	the attained age factor is**	the Contract Fund multiplied by the attained age factor is	and the Death Benefit is
40 40 40	$ 25,000 $ 75,000 $100,000	4.04 4.04 4.04	101,000 303,000 404,000	$275,000 $375,000 $404,000*
60 60 60	$ 75,000 $125,000 $150,000	2.11 2.11 2.11	158,250 263,750 316,500	$325,000 $375,000 $400,000
80 80 80	$150,000 $200,000 $225,000	1.32 1.32 1.32	198,000 264,000 297,000	$400,000 $450,000 $475,000
*  Note that the Death Benefit has been increased to comply with the Internal Revenue Code’s definition of life insurance.
** Assumes the Contract owner selected the Cash Value Accumulation Test.  These figures are based on the 2001
   Commissioner's Standard Ordinary ("CSO") Mortality Tables.

This means, for example, that if the insured has reached the age of 40, and the Contract Fund is $100,000, the Death Benefit will be $404,000, even though the basic insurance amount is $250,000.  In this situation, for every $1 increase in the Contract Fund, the Death Benefit will be increased by $4.04.  We reserve the right to refuse to accept any premium payment that increases the Death Benefit by more than it increases the Contract Fund.  If we exercise this right, in certain situations it may result in the loss of the No-Lapse Guarantee.

How a Type C (Return of Premium) Contract’s Death Benefit Will Vary

For Contracts issued on Contract Form VUL-2004, Contract Form VUL-2005, and Contract Form VUL-2008, under the Type C (return of premium) Contract, while the Contract is in-force, the Death Benefit will vary by the amount of premiums paid, less any withdrawals, both accumulated with interest at the rate(s) chosen by the Contract owner and shown in the Contract Data pages.  The interest rate will range from 0% to 8%; in ½% increments.  For Type C Contracts issued on Contract Form VUL-2013, the total premiums, less withdrawals, is not accumulated with interest.  For all Contracts, the Death Benefit on a Type C Contract is limited to the basic insurance amount plus an amount equal to: the Contract Fund plus the Type C Limiting Amount (the sum of the initial basic insurance amount plus any initial Target Term Rider coverage amount) multiplied by the Type C Death Benefit Factor, both located in the Contract Limitations section of your Contract.  The Death Benefit may be increased to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance.  Unlike Type A and Type B Contracts, the Death Benefit of a Type C Contract may be less than the basic insurance amount in the event total withdrawals are greater than total premiums paid.

Assuming no Contract Debt, the Death Benefit of a Type C (return of premium) Contract will always be the lesser of:

(1)
the basic insurance amount plus the total premiums paid into the Contract less any withdrawals, both accumulated with interest at the rate(s) displayed in the Contract Data pages (for Contracts issued on Contract Form VUL-2013, the rate is zero and is not displayed in the contract data pages); and

(2)
the basic insurance amount plus the Contract Fund before deduction of any monthly charges due on that date plus the product of the Type C Limiting Amount multiplied by the Type C Death Benefit Factor, both found in the Contract Limitations section of the Contract Data pages.

However, if the product of the Contract Fund, before any monthly charges, multiplied by the attained age factor is greater than either (1) or (2), described above, then it will become the Death Benefit.

A listing of attained age factors can be found on your Contract Data pages.  The latter provision ensures that the Contract will always have a Death Benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law.  Before the Contract is issued, the Contract owner may choose between two methods that we use to determine the tax treatment of the Contract.

5

The following table illustrates various attained age factors and Contract Funds and the corresponding Death Benefits. The table assumes a $250,000 Type C (return of premium) Contract was issued when the insured was a male nonsmoker, age 35, and there is no Contract Debt.

Type C (Return of Premium) Death Benefit

If			Then
the insured is age	and the Contract Fund is	and the premium paid less any withdrawals is	the attained age factor is**	the Contract Fund multiplied by the attained age factor is	and the Death Benefit is
40 40 40	$25,000 $75,000 $100,000	$15,000 $60,000 $80,000	4.04 4.04 4.04	101,000 303,000 404,000	$265,000 $310,000 $404,000*
60 60 60	$75,000 $125,000 $150,000	$ 60,000 $100,000 $125,000	2.11 2.11 2.11	158,250 263,750 316,500	$310,000 $350,000 $375,000
80 80 80	$150,000 $200,000 $225,000	$125,000 $150,000 $175,000	1.32 1.32 1.32	198,000 264,000 297,000	$375,000 $400,000 $425,000
* Note that the Death Benefit has been increased to comply with the Internal Revenue Code’s definition of life insurance.
** Assumes the Contract owner selected the Cash Value Accumulation Test.  These figures are based on the 2001
   Commissioner's Standard Ordinary ("CSO") Mortality Tables.

This means, for example, that if the insured has reached the age of 40, and the premiums paid less any withdrawals equals $80,000, the Death Benefit will be $404,000, even though the basic insurance amount is $250,000.  In this situation, for every $1 increase in the Contract Fund, the Death Benefit will be increased by $4.04.  We reserve the right to refuse to accept any premium payment that increases the Death Benefit by more than it increases the Contract Fund.  If we exercise this right, in certain situations it may result in the loss of the No-Lapse Guarantee.

Reports to Contract Owners

Once each year, we will send you a statement that provides certain information pertinent to your Contract.  This statement will detail values, transactions made, and specific Contract data that apply only to your particular Contract.

You will also be sent annual and semi-annual reports of the Funds showing the financial condition of the portfolios and the investments held in each portfolio.

UNDERWRITING PROCEDURES

When you express interest in obtaining insurance from us, you may apply for coverage in one of two ways, via a paper application or through our Worksheet process.  When using the paper application, a registered representative completes a full application and submits it to our underwriting unit to commence the underwriting process.  A registered representative may be an agent/broker who is a representative of Pruco Securities, LLC (“Prusec”), a broker dealer affiliate of Prudential, or in some cases, a broker dealer not directly affiliated with Prudential.

When using the Worksheet process, a registered representative typically collects enough applicant information to start the underwriting process.  The representative will submit the information to our New Business Department to begin processing, which includes scheduling a direct call to the applicant to obtain medical information, and to confirm other data.

6

Regardless of which of the two underwriting processes is followed, once we receive the necessary information, which may include doctors’ statements, medical examinations from physicians or paramedical vendors, test results, and other information, we will make a decision regarding our willingness to accept the risk, and the price at which we will accept the risk.  We will issue the Contract when the risk has been accepted and priced.

ADDITIONAL INFORMATION ABOUT CHARGES

Charges for Increases in Basic Insurance Amount

Each time you increase your basic insurance amount, we will send you new Contract Data pages showing the amount and effective date of the change and the recomputed charges, values, and limitations.  No transaction charge is currently being made in connection with an increase in basic insurance amount.  However, we reserve the right to make such a charge in an amount of up to $25.

The Sales Load Target Premium is calculated separately for each Coverage Segment.  When premiums are paid, each payment is allocated to each Coverage Segment based on the proportion of the Sales Load Target Premium in each segment to the total Sales Load Target Premiums of all segments.  Currently, the sales load charge for each Coverage Segment is equal to 4% of premiums paid in Contract years one through four and 3% in Contract years five though 10 of the premiums paid in each Contract year up to the Sales Load Target Premium and 3.5% of premiums paid in excess of this amount in Contract years one through four and 2.5% in Contract years five through 10.

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT

When your Contract is in default, no part of your Contract Fund is available to you.  Consequently, you are not able to take any loans, partial withdrawals or surrenders, or make any transfers among the investment options.  In addition, during any period in which your Contract is in default, you may not change the way in which subsequent premiums are allocated or increase the amount of your insurance by increasing the basic insurance amount of the Contract.

DISTRIBUTION AND COMPENSATION

In an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s registered representatives), we or Prusec may enter into compensation arrangements with certain broker-dealer firms authorized by Prusec to sell the Contract, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and / or administrative and / or other services they provide to us or our affiliates.  To the extent permitted by applicable rules, laws, and regulations, Prusec may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation.  These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms.  You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.

Pruco Life makes these promotional payments directly to or in sponsorship of the firm (or its affiliated broker/dealers).  Examples of arrangements under which such payments may be made currently include, but are not limited to, sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives.  The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope.

The list below provides the names of the firms (or their affiliated broker/dealers) that we are aware of (as of December 31, 2013) that received payment or accrued a payment amount with respect to variable product business during 2013.  The least amount paid or accrued and the greatest amount paid or accrued during 2013 were $1.96 and $3,967,703, respectively.

Name of Firms:

1st Global Capital Corp; 3 Mark Equities Inc; Allied Beacon Partners Inc; Allstate Financial Services LLC; American Equity Investment Corporation; American Independent Securities Group LLC; American Investors Co; American

7

Portfolios Financial Services Inc; Ameriprise Financial Services; Ameritas Investment Corp; AON Consulting Inc; Arlington Securities Inc; Arvest Investments, Inc; Askar Corporation; Associated Securities Corp; Ausdal Financial Partners Inc; AXA Network LLC; BB&T Investments Services Inc; BBVA Compass Investment Solutions Inc; BCG Securities Inc; Beaconsfield Financial Service; Benefit Funding Services LLC; Berthel Fisher & Company Financial Services Inc.; BG Worldwide Securities; Broker Dealer Financial Services Corporation; Brokers International Financial Services; Cadaret Grant & Co Inc; Cambridge Investment Research; Capital Financial Services Inc; Capital Investment Group Inc; Capital Management Systems LLC; Capital Synergy Partners Inc; CBIZ Financial Solutions Inc; CCO Investment Services Corp; Centara Capital Securities Inc; Centaurus Financial Inc; Centerre Capital LLC; Cetera Advisor Networks LLC; Cetera Advisors, LLC; Cetera Financial Specialists, LLC; Cetera Investment Services LLC; CFD Investments Inc; Citigroup Global Markets Inc; Clark Securities Inc; Client One Securities LLC; CMS Investment Resources Inc; Comerica Securities Inc; Commonwealth Financial Network; Comprehensive Asset Management & Services; Coordinated Capital Securities; Country Capital Management Company; CPS Financial & Insurance Services Inc; Crown Capital Securities LP; Curtis Securities LLC; Cuso Financial Services Inc; Cutter & Company Brokerage Inc; Delta Trust Investment Inc; Dempsey Financial Network Inc; Dewaay Financial Network, LLC; Edward Jones & Company LP; Edwin C Blitz Investments Inc; Enterprise Securities Company; Equity Services Inc; Essex Financial Services Inc; Executive Services Securities; Farmers Financial Solutions; FBL Marketing Services LLC; Fifth Third Securities Inc; Financial Network Investment Corporation; Financial Telesis Inc; Financial West Group; Fintegra LLC; First Allied Securities Inc; First Asset Financial Inc; First Brokerage America LLC; First Dakota Inc; First Heartland Capital Inc; First State Financial Mgmt Inc; FNBB Capital Markets LLC; Foothill Securities Inc; Fortune Securities Inc; Founders Financial Securities; FSC Securities; GA Financial Inc; Geneos Wealth Management Inc; Genworth Financial Securities; Girard Securities Inc; Global Link Securities Inc; GWN Securities Inc; H Beck Inc; H&R Block Financial Advisors INC; Hancock Securities Group LLC; Hantz Financial Services, Inc.; Harbor Financial Services LLC; Harbour Investments Inc; HD Vest Investment Securities Inc; Herndon Plant Oakley Limited; Horan Securities Inc; Hornor Townsend & Kent; Huntington Investment Company; Huntleigh Securities Corp; IMS Securities Inc; Independent Financial Group Inc; ING Financial Partners; Interlink Securities Corp; Intervest International Equities; Invest Financial Corporation; Investacorp Inc.; Investment Center Inc;  Investment Centers Of America; Investment Professionals Inc; Investors Capital Corporation; Investors Security Company Inc; J J B Hilliard W L Lyons LLC; J P Turner & Company LLC; J W Cole Financial Inc; J.P. Morgan Securities LLC; Janney Montgomery Scott LLC; KCD Financial Inc; KCG Securities LLC; Key West Investments Llc; KFG Enterprises Inc; KMS Financial Services; Kovack Securities Inc; L M Kohn & Co; La Salle Street Securities Inc; Larson Financial Group LLC; Leaders Group Inc; Legend Equities Corp; Lifemark Securities Corp; Lincoln Financial Advisors Corp; Lincoln Financial Sec Corp; Lincoln Investment Planning Inc; LPL Financial Corporation; Lsy Inc Dba American Investors; M Financial Securities; M Holdings Securities Inc; M&T Securities Inc; MAFG Ria Services Inc; Marsh Executive Benefits Inc; Marsh Insurance & Investments; Mercap Securities LLC; Meridien Financial Group Inc; Merrill Lynch Pierce Fenner & Smith Inc; Metlife Securities Inc; MFAS Corp; Mid Atlantic Capital Corporation; Midamerica Financial Services; MMC Securities Corp; MML Investors Services Inc; Money Concepts Capital Corp; Montage Securities LLC; Morgan Keegan & Co Inc; Morgan Stanley Smith Barney LLC; MTL Equity Products Inc; Multi Financial Sec Corp; Mutual Service Corporation; Mutual Trust Company Of America Securities; MWA Financial Services Inc; National Planning Corp; Network Agency Inc; New England Securities; Newport Group Securities Inc; Next Financial Group; NFP Securities Inc; Northland Securities Inc; Northwestern Mutual Invest Services; NPB Financial Group LLC; NyLife Securities LLC; OBS Brokerage Services Inc; One America Securities Inc; Oppenheimer & Co., Inc.; Packerland Brokerage Services; Park Avenue Securities; PJ Robb Variable Corp; Planmember Securities Corp; Preferred Product Network Inc; Primevest Financial Services; Princor Financial Services Corporation; Proequities Inc; Prospera Financial Services; Purshe Kaplan Sterling Invest; Quest Capital Strategies Inc; Questar Capital Corporation; RA Bench; Rampart Financial Services Inc; Raymond James & Associates Inc; RBC Capital Markets Corporation; Resource Horizons Group Llc; Robert W Baird & Co Inc; Royal Alliance Associates Inc; Rydex Distributors Inc; Sagepoint Financial Inc; Sammons Securities Co LLC; Sanders Morris Harris, Inc.; SCF Securities Inc; Securian Financial Svs Inc; Securities America Inc; Securities Service Network Inc; Sigma Financial Corp; Signal Securities Inc; Signator Financial Services Inc; SII Investments Inc; Smith Brown & Groover Inc; Sorrento Pacific Financial LLC; Spire Securities, LLC; Ssi Equity Services Inc; St Bernard Financial Services; Stanley Laman Group Securities; Stephens Inc; Sterne Agee Financial Services; Stifel Nicholaus & Co Inc; Summit Brokerage Services, Inc; Summit Equities Inc; Sunset Financial Services Inc; SWS Financial Services Inc; Syndicated Capital Inc; TFS Securities Inc; The On Equity Sales Company; The Strategic Financial Alliance Inc; Thoroughbred Financial Services LLC; Tower Square Securities Inc; Trading Services Corp; Transamerica Financial Advisor Inc; Triad Advisors Inc; Trustmont Financial Group Inc; UBS Financial Services; United Planners Financial Services; Univest Insurance Inc; US Bancorp Investments Inc; USA Financial Securities Corp; USI Securities Inc; Uvest Investment Services Inc; Valic Financial Advisors, Inc.; Valmark Securities Inc; VFIC Securities Inc; VSR Financial Services Inc; W S Griffith Sec Inc; Waddell & Reed Inc; Wall Street Financial Group Inc; Walnut Street Securities Inc; Wells Fargo Advisors; Western Equity Group Inc; Western International Securities Inc; Wilbanks Securities Inc; Windham Financial Services Inc; Woodbury Fin Services Inc; World Capital Brokerage Inc; World Equity Group Inc; Worth Financial Group Inc; WRP Investments Inc.

8

Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

EXPERTS

The consolidated financial statements of Pruco Life Insurance Company and its subsidiaries as of December 31, 2013 and 2012 and for each of the three years in the period ended December 31, 2013 and the financial statements of Pruco Life Variable Universal Account as of December 31, 2013 and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 300 Madison Avenue, New York, New York, 10017.

Actuarial matters included in this Statement of Additional Information have been examined by Michael LeBoeuf, FSA, MAAA, Vice President and Actuary of Prudential.

PERFORMANCE DATA

Average Annual Total Return

The Account may advertise average annual total return information calculated according to a formula prescribed by the U.S. Securities and Exchange Commission (“SEC”).  Average annual total return shows the average annual percentage increase, or decrease, in the value of a hypothetical contribution allocated to a Subaccount from the beginning to the end of each specified period of time.  The SEC standardized version of this performance information is based on an assumed contribution of $1,000 allocated to a Subaccount at the beginning of each period and full withdrawal of the value of that amount at the end of each specified period.  This method of calculating performance further assumes that (i) a $1,000 contribution was allocated to a Subaccount and (ii) no transfers or additional payments were made.  Premium taxes are not included in the term “charges” for purposes of this calculation.  Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical contribution that would compare the Unit Value on the first day of a specified period to the ending redeemable value at the end of the period according to the following formula:

P(1+T)n = ERV

Where T equals average annual total return, where ERV (the ending redeemable value) is the value at the end of the applicable period of a hypothetical contribution of $1,000 made at the beginning of the applicable period, where P equals a hypothetical contribution of $1,000, and where n equals the number of years.

Non-Standard Total Return

In addition to the standardized average annual total return information described above, we may present total return information computed on bases different from that standardized method.  The Account may also present aggregate total return figures for various periods, reflecting the cumulative change in value of an investment in the Account for the specified period.

For the periods prior to the date the Subaccounts commenced operations, non-standard performance information for the Contracts will be calculated based on the performance of the Funds and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Funds, with the level of Contract charges that were in effect at the inception of the Subaccounts (this is referred to as “hypothetical performance data”).  Standard and non-standard average annual return calculations include the mortality and expense risk charge under the Contract, but do not reflect other life insurance Contract charges (sales, administration, and actual cost of insurance) nor any applicable surrender or lapse charges, which would significantly lower the returns.  Information stated for any given period does not indicate or represent future performance.

9

Money Market Subaccount Yield

The “total return” figures for the Money Market Subaccount are calculated using historical investment returns of the Money Market Portfolio of The Prudential Series Fund, Inc. as if  PruLife® Custom Premier II had been investing in that subaccount during a specified period.  Fees associated with the Series Fund are reflected; however, all fees, expenses, and charges associated with PruLife® Custom Premier II are not reflected.

The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Money Market Subaccount at the beginning of a specified period, subtracting a hypothetical charge reflecting deductions from Contract owner accounts, and dividing the difference by the value of the subaccount at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting figure carried to the nearest ten-thousandth of 1%.  The effective yield is obtained by taking the base period return, adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield ([base period return + 1] 365/7)-1.

The yields on amounts held in the Money Market Subaccount will fluctuate on a daily basis.  Therefore, the stated yields for any given period are not an indication of future yields.

FINANCIAL STATEMENTS

The financial statements of the Account should be distinguished from the consolidated financial statements of Pruco Life and its subsidiaries, which should be considered only as bearing upon the ability of Pruco Life to meet its obligations under the Contracts.

10

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2013

	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
ASSETS
Investment in the portfolios, at fair value	$223,182,228	$113,452,910	$78,835,986	$13,502,447	$8,722,467

Net Assets	$223,182,228	$113,452,910	$78,835,986	$13,502,447	$8,722,467

NET ASSETS, representing:
Accumulation units	$223,182,228	$113,452,910	$78,835,986	$13,502,447	$8,722,467

	$223,182,228	$113,452,910	$78,835,986	$13,502,447	$8,722,467

Units outstanding	136,945,346	37,128,001	35,072,547	6,393,530	3,238,082

Portfolio shares held	22,318,223	10,304,533	2,201,508	632,433	422,805
Portfolio net asset value per share	$10.00	$11.01	$35.81	$21.35	$20.63
Investment in portfolio shares, at cost	$223,182,228	$115,581,007	$50,979,588	$10,343,579	$6,741,418

STATEMENTS OF OPERATIONS For the year ended December 31, 2013
	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013
INVESTMENT INCOME
Dividend income	$3,631	$4,429,557	$0	$0	$0

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	1,014,684	497,665	202,326	101,420	36,655

NET INVESTMENT INCOME (LOSS)	(1,011,053)	3,931,892	(202,326)	(101,420)	(36,655)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	3,085,064	0	0	0
Realized gain (loss) on shares redeemed	0	270,058	1,716,133	552,666	313,655
Net change in unrealized gain (loss) on investments	0	(8,613,915)	18,309,286	1,754,544	923,878

NET GAIN (LOSS) ON INVESTMENTS	0	(5,258,793)	20,025,419	2,307,210	1,237,533

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,011,053)	$(1,326,901)	$19,823,093	$2,205,790	$1,200,878

The accompanying notes are an integral part of these financial statements.

A1

SUBACCOUNTS (Continued)
Prudential Value Portfolio	Prudential High Yield Bond Portfolio	Prudential Natural Resources Portfolio	Prudential Stock Index Portfolio	Prudential Global Portfolio	Prudential Government Income Portfolio	Prudential Jennison Portfolio	Prudential Small Capitalization Stock Portfolio

$73,523,622	$34,573,663	$8,792,052	$282,641,256	$26,997,427	$130,464,179	$88,026,992	$31,154,622

$73,523,622	$34,573,663	$8,792,052	$282,641,256	$26,997,427	$130,464,179	$88,026,992	$31,154,622

$73,523,622	$34,573,663	$8,792,052	$282,641,256	$26,997,427	$130,464,179	$88,026,992	$31,154,622

$73,523,622	$34,573,663	$8,792,052	$282,641,256	$26,997,427	$130,464,179	$88,026,992	$31,154,622

9,138,560	13,934,112	969,308	111,276,004	14,975,682	34,539,644	47,989,460	4,393,363

3,057,115	6,535,664	235,775	6,011,086	1,083,799	11,545,503	2,369,502	1,190,926
$24.05	$5.29	$37.29	$47.02	$24.91	$11.30	$37.15	$26.16
$52,001,601	$32,520,394	$8,752,634	$183,352,577	$19,190,098	$137,677,531	$48,188,348	$19,499,446

SUBACCOUNTS (Continued)
Prudential Value Portfolio	Prudential High Yield Bond Portfolio	Prudential Natural Resources Portfolio	Prudential Stock Index Portfolio	Prudential Global Portfolio	Prudential Government Income Portfolio	Prudential Jennison Portfolio	Prudential Small Capitalization Stock Portfolio
01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013

$0	$2,112,493	$0	$0	$0	$2,362,415	$0	$0

196,739	85,571	12,976	1,063,548	72,926	794,564	211,064	220,433

(196,739)	2,026,922	(12,976)	(1,063,548)	(72,926)	1,567,851	(211,064)	(220,433)

0	0	0	0	0	4,047,274	0	0
962,358	245,243	(44,544)	11,362,221	313,220	(34,291)	1,985,276	6,626,631

17,336,040	(44,926)	840,529	61,465,337	5,378,411	(9,507,772)	22,149,665	6,578,067

18,298,398	200,317	795,985	72,827,558	5,691,631	(5,494,789)	24,134,941	13,204,698

$18,101,659	$2,227,239	$783,009	$71,764,010	$5,618,705	$(3,926,938)	$23,923,877	$12,984,265

The accompanying notes are an integral part of these financial statements.

A2

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2013

	SUBACCOUNTS
	T. Rowe Price International Stock Portfolio	Janus Aspen Janus Portfolio – Institutional Shares	MFS® Growth Series – Initial Class	VP Value Fund	FTVIP Franklin Small-Mid Cap Growth Securities Fund – Class 2
ASSETS
Investment in the portfolios, at fair value	$37,033,098	$2,694,774	$3,747,015	$6,233,289	$5,170,377

Net Assets	$37,033,098	$2,694,774	$3,747,015	$6,233,289	$5,170,377

NET ASSETS, representing:
Accumulation units	$37,033,098	$2,694,774	$3,747,015	$6,233,289	$5,170,377

	$37,033,098	$2,694,774	$3,747,015	$6,233,289	$5,170,377

Units outstanding	24,474,152	2,386,720	2,773,190	2,313,292	3,636,469

Portfolio shares held	2,355,795	78,795	95,905	737,667	190,367
Portfolio net asset value per share	$15.72	$34.20	$39.07	$8.45	$27.16
Investment in portfolio shares, at cost	$35,554,184	$1,777,745	$2,202,822	$4,987,845	$3,542,347

STATEMENTS OF OPERATIONS For the year ended December 31, 2013
	SUBACCOUNTS
	T. Rowe Price International Stock Portfolio	Janus Aspen Janus Portfolio – Institutional Shares	MFS® Growth Series – Initial Class	VP Value Fund	FTVIP Franklin Small-Mid Cap Growth Securities Fund – Class 2
	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013
INVESTMENT INCOME
Dividend income	$303,794	$19,113	$7,597	$95,688	$0

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	71,462	18,246	19,301	37,150	21,450

NET INVESTMENT INCOME (LOSS)	232,332	867	(11,704)	58,538	(21,450)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	24,065	0	295,706
Realized gain (loss) on shares redeemed	120,767	111,824	194,728	160,405	125,257
Net change in unrealized gain (loss) on investments	982,175	522,889	810,025	1,327,206	1,072,226

NET GAIN (LOSS) ON INVESTMENTS	1,102,942	634,713	1,028,818	1,487,611	1,493,189

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,335,274	$635,580	$1,017,114	$1,546,149	$1,471,739

The accompanying notes are an integral part of these financial statements.

A3

SUBACCOUNTS (Continued)
American Century VP Income & Growth Fund	Dreyfus Investment Portfolios, MidCap Stock Portfolio – Initial Shares	Dreyfus Variable Investment Fund, Opportunistic Small Cap Portfolio – Initial Shares	Prudential SP Small Cap Value Portfolio	Prudential Jennison 20/20 Focus Portfolio	Goldman Sachs Structured Small Cap Equity Fund	Invesco V.I. Utilities Fund	Invesco V.I. Technology Fund

$1,370,619	$357,440	$5,287,902	$67,383,353	$5,950,107	$2,340,380	$83,033	$708,530

$1,370,619	$357,440	$5,287,902	$67,383,353	$5,950,107	$2,340,380	$83,033	$708,530

$1,370,619	$357,440	$5,287,902	$67,383,353	$5,950,107	$2,340,380	$83,033	$708,530

$1,370,619	$357,440	$5,287,902	$67,383,353	$5,950,107	$2,340,380	$83,033	$708,530

782,902	147,777	5,746,595	23,749,538	414,376	968,877	57,861	1,530,931

149,468	17,127	112,437	3,578,510	287,584	155,301	4,876	36,485
$9.17	$20.87	$47.03	$18.83	$20.69	$15.07	$17.03	$19.42
$978,412	$240,957	$3,320,377	$42,409,366	$4,309,649	$1,842,682	$77,473	$510,798

SUBACCOUNTS (Continued)
American Century VP Income & Growth Fund	Dreyfus Investment Portfolios, MidCap Stock Portfolio – Initial Shares	Dreyfus Variable Investment Fund, Opportunistic Small Cap Portfolio – Initial Shares	Prudential SP Small Cap Value Portfolio	Prudential Jennison 20/20 Focus Portfolio	Goldman Sachs Structured Small Cap Equity Fund	Invesco V.I. Utilities Fund	Invesco V.I. Technology Fund
01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013

$26,377	$4,721	$0	$0	$0	$21,050	$2,363	$0

2,332	665	8,783	136,849	4,934	4,009	157	1,309

24,045	4,056	(8,783)	(136,849)	(4,934)	17,041	2,206	(1,309)

0	0	0	0	0	265,701	1,645	56,616
69,975	11,239	28,014	1,006,750	75,939	44,342	1,056	14,159

261,131	82,070	1,695,032	17,381,372	1,211,203	280,436	2,576	77,178

331,106	93,309	1,723,046	18,388,122	1,287,142	590,479	5,277	147,953

$355,151	$97,365	$1,714,263	$18,251,273	$1,282,208	$607,520	$7,483	$146,644

The accompanying notes are an integral part of these financial statements.

A4

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2013

	SUBACCOUNTS
	Janus Aspen Enterprise Portfolio – Service Shares	Janus Aspen Balanced Portfolio – Service Shares	Oppenheimer Discovery Mid- Cap Growth Fund/VA Service Shares	Janus Aspen Janus Portfolio – Service Shares	Prudential SP Prudential U.S. Emerging Growth Portfolio
ASSETS
Investment in the portfolios, at fair value	$3,723,288	$2,996,094	$71,405	$4,223,758	$75,183,337

Net Assets	$3,723,288	$2,996,094	$71,405	$4,223,758	$75,183,337

NET ASSETS, representing:
Accumulation units	$3,723,288	$2,996,094	$71,405	$4,223,758	$75,183,337

	$3,723,288	$2,996,094	$71,405	$4,223,758	$75,183,337

Units outstanding	2,969,154	1,385,061	75,276	2,708,648	27,948,771

Portfolio shares held	65,551	94,454	989	125,185	6,942,136
Portfolio net asset value per share	$56.80	$31.72	$72.22	$33.74	$10.83
Investment in portfolio shares, at cost	$2,364,536	$2,458,853	$42,204	$2,634,479	$50,618,862

STATEMENTS OF OPERATIONS For the year ended December 31, 2013
	SUBACCOUNTS
	Janus Aspen Enterprise Portfolio – Service Shares	Janus Aspen Balanced Portfolio – Service Shares	Oppenheimer Discovery Mid- Cap Growth Fund/VA Service Shares	Janus Aspen Janus Portfolio – Service Shares	Prudential SP Prudential U.S. Emerging Growth Portfolio
	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013
INVESTMENT INCOME
Dividend income	$11,639	$36,924	$0	$24,544	$0

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	6,408	5,526	132	9,213	153,009

NET INVESTMENT INCOME (LOSS)	5,231	31,398	(132)	15,331	(153,009)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	148,950	0	0	0
Realized gain (loss) on shares redeemed	128,106	14,815	4,204	57,541	1,043,427
Net change in unrealized gain (loss) on investments	758,168	298,395	15,977	893,279	15,565,860

NET GAIN (LOSS) ON INVESTMENTS	886,274	462,160	20,181	950,820	16,609,287

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$891,505	$493,558	$20,049	$966,151	$16,456,278

The accompanying notes are an integral part of these financial statements.

A5

SUBACCOUNTS (Continued)
Janus Aspen Overseas Portfolio – Service Shares	Prudential SP International Growth Portfolio	Prudential SP International Value Portfolio	M Large Cap Growth Fund	M Capital Appreciation Fund	M International Equity Fund	M Large Cap Value Fund	ProFund VP Asia 30

$10,564,228	$21,337,875	$38,377,717	$2,491,916	$2,065,618	$1,323,876	$2,085,453	$1,737

$10,564,228	$21,337,875	$38,377,717	$2,491,916	$2,065,618	$1,323,876	$2,085,453	$1,737

$10,564,228	$21,337,875	$38,377,717	$2,491,916	$2,065,618	$1,323,876	$2,085,453	$1,737

$10,564,228	$21,337,875	$38,377,717	$2,491,916	$2,065,618	$1,323,876	$2,085,453	$1,737

4,034,875	10,183,362	19,268,459	102,912	73,488	70,282	93,637	516

258,168	3,386,964	4,827,386	100,724	69,526	100,675	151,449	31
$40.92	$6.30	$7.95	$24.74	$29.71	$13.15	$13.77	$55.98
$10,123,993	$19,129,269	$35,375,443	$1,912,137	$1,679,324	$1,297,290	$1,756,581	$1,641

SUBACCOUNTS (Continued)
Janus Aspen Overseas Portfolio – Service Shares	Prudential SP International Growth Portfolio	Prudential SP International Value Portfolio	M Large Cap Growth Fund	M Capital Appreciation Fund	M International Equity Fund	M Large Cap Value Fund	ProFund VP Asia 30
01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013

$280,124	$0	$0	$10,465	$0	$29,363	$46,756	$1

14,383	34,227	73,044	0	0	0	0	4

265,741	(34,227)	(73,044)	10,465	0	29,363	46,756	(3)

0	0	0	119,246	173,854	0	162,194	0
(98,060)	(21,054)	(54,787)	123,844	59,499	(39,260)	138,837	285

1,093,013	3,372,595	6,354,995	363,077	337,286	150,026	176,035	(28)

994,953	3,351,541	6,300,208	606,167	570,639	110,766	477,066	257

$1,260,694	$3,317,314	$6,227,164	$616,632	$570,639	$140,129	$523,822	$254

The accompanying notes are an integral part of these financial statements.

A6

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2013

	SUBACCOUNTS
	ProFund VP Basic Materials	ProFund VP Bear	ProFund VP Biotechnology	ProFund VP UltraBull	ProFund VP Consumer Services
ASSETS
Investment in the portfolios, at fair value	$461	$31	$2,412	$346,634	$0

Net Assets	$461	$31	$2,412	$346,634	$0

NET ASSETS, representing:
Accumulation units	$461	$31	$2,412	$346,634	$0

	$461	$31	$2,412	$346,634	$0

Units outstanding	186	110	523	136,818	0

Portfolio shares held	8	3	42	17,658	0
Portfolio net asset value per share	$55.44	$11.37	$57.75	$19.63	$57.10
Investment in portfolio shares, at cost	$401	$31	$1,484	$346,533	$0

STATEMENTS OF OPERATIONS For the year ended December 31, 2013
	SUBACCOUNTS
	ProFund VP Basic Materials	ProFund VP Bear	ProFund VP Biotechnology	ProFund VP UltraBull	ProFund VP Consumer Services
	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013
INVESTMENT INCOME
Dividend income	$4	$0	$0	$0	$0

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	1	22	7	319	0

NET INVESTMENT INCOME (LOSS)	3	(22)	(7)	(319)	0

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	0	750	0
Realized gain (loss) on shares redeemed	0	(5,691)	387	83,626	41
Net change in unrealized gain (loss) on investments	68	3	889	87	0

NET GAIN (LOSS) ON INVESTMENTS	68	(5,688)	1,276	84,463	41

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$71	$(5,710)	$1,269	$84,144	$41

The accompanying notes are an integral part of these financial statements.

A7

SUBACCOUNTS (Continued)
ProFund VP Oil & Gas	ProFund VP Europe 30	ProFund VP Financials	ProFund VP Health Care	ProFund VP Internet	ProFund VP Japan	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value

$13,907	$38,259	$13,815	$8,082	$0	$11,586	$3,865	$1,330

$13,907	$38,259	$13,815	$8,082	$0	$11,586	$3,865	$1,330

$13,907	$38,259	$13,815	$8,082	$0	$11,586	$3,865	$1,330

$13,907	$38,259	$13,815	$8,082	$0	$11,586	$3,865	$1,330

3,814	17,456	11,628	3,532	0	6,218	1,394	473

260	1,479	494	156	0	613	77	35
$53.48	$25.87	$27.98	$51.71	$80.58	$18.90	$50.03	$38.26
$12,659	$31,825	$12,392	$7,408	$0	$8,334	$3,116	$1,005

SUBACCOUNTS (Continued)
ProFund VP Oil & Gas	ProFund VP Europe 30	ProFund VP Financials	ProFund VP Health Care	ProFund VP Internet	ProFund VP Japan	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value
01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013

$68	$499	$59	$36	$0	$0	$0	$5

39	84	35	24	1	25	8	4

29	415	24	12	(1)	(25)	(8)	1

600	0	0	0	0	0	0	0
1,416	1,685	2,693	2,224	129	1,469	148	111
1,260	4,664	870	607	19	2,391	694	307

3,276	6,349	3,563	2,831	148	3,860	842	418

$3,305	$6,764	$3,587	$2,843	$147	$3,835	$834	$419

The accompanying notes are an integral part of these financial statements.

A8

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2013

	SUBACCOUNTS
	ProFund VP Money Market	ProFund VP NASDAQ-100	ProFund VP Pharmaceuticals	ProFund VP Precious Metals	ProFund VP Real Estate
ASSETS
Investment in the portfolios, at fair value	$1,368,292	$105,361	$5,183	$10,979	$34,939

Net Assets	$1,368,292	$105,361	$5,183	$10,979	$34,939

NET ASSETS, representing:
Accumulation units	$1,368,292	$105,361	$5,183	$10,979	$34,939

	$1,368,292	$105,361	$5,183	$10,979	$34,939

Units outstanding	1,274,644	34,774	3,183	8,820	16,643

Portfolio shares held	1,368,292	3,457	152	466	685
Portfolio net asset value per share	$1.00	$30.48	$34.19	$23.55	$51.03
Investment in portfolio shares, at cost	$1,368,292	$80,204	$5,117	$19,928	$36,667

STATEMENTS OF OPERATIONS For the year ended December 31, 2013
	SUBACCOUNTS
	ProFund VP Money Market	ProFund VP NASDAQ-100	ProFund VP Pharmaceuticals	ProFund VP Precious Metals	ProFund VP Real Estate
	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013
INVESTMENT INCOME
Dividend income	$331	$0	$132	$0	$617

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	4,014	229	19	33	100

NET INVESTMENT INCOME (LOSS)	(3,683)	(229)	113	(33)	517

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	356	0	0
Realized gain (loss) on shares redeemed	0	10,909	1,116	(418)	(1,856)
Net change in unrealized gain (loss) on investments	0	16,326	27	(6,583)	(2,464)

NET GAIN (LOSS) ON INVESTMENTS	0	27,235	1,499	(7,001)	(4,320)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(3,683)	$27,006	$1,612	$(7,034)	$(3,803)

The accompanying notes are an integral part of these financial statements.

A9

SUBACCOUNTS (Continued)
ProFund VP Rising Rates Opportunity	ProFund VP Short NASDAQ-100	ProFund VP Short Small-Cap	ProFund VP Small-Cap	ProFund VP Small-Cap Growth	ProFund VP Small-Cap Value	ProFund VP Technology	ProFund VP Telecommunications

$0	$0	$0	$101,208	$8,416	$2,806	$484	$5,679

$0	$0	$0	$101,208	$8,416	$2,806	$484	$5,679

$0	$0	$0	$101,208	$8,416	$2,806	$484	$5,679

$0	$0	$0	$101,208	$8,416	$2,806	$484	$5,679

0	0	0	36,304	2,695	1,012	207	3,400

0	0	0	2,542	196	67	21	648
$8.13	$4.85	$4.29	$39.81	$43.02	$41.78	$22.91	$8.77
$0	$0	$0	$67,448	$6,865	$2,670	$406	$5,223

SUBACCOUNTS (Continued)
ProFund VP Rising Rates Opportunity	ProFund VP Short NASDAQ-100	ProFund VP Short Small-Cap	ProFund VP Small-Cap	ProFund VP Small-Cap Growth	ProFund VP Small-Cap Value	ProFund VP Technology	ProFund VP Telecommunications
01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013

$0	$0	$0	$0	$0	$0	$0	$135

0	15	9	225	20	4	1	14

0	(15)	(9)	(225)	(20)	(4)	(1)	121

0	0	0	2,129	420	0	0	203
(30)	(2,235)	(2,984)	4,243	794	213	0	202
0	0	0	21,849	1,498	136	96	65

(30)	(2,235)	(2,984)	28,221	2,712	349	96	470

$(30)	$(2,250)	$(2,993)	$27,996	$2,692	$345	$95	$591

The accompanying notes are an integral part of these financial statements.

A10

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2013

	SUBACCOUNTS
	ProFund VP U.S. Government Plus	ProFund VP UltraMid-Cap	ProFund VP UltraNASDAQ-100	ProFund VP UltraSmall-Cap	ProFund VP Bull
ASSETS
Investment in the portfolios, at fair value	$0	$16,916	$186,162	$50,758	$53,038

Net Assets	$0	$16,916	$186,162	$50,758	$53,038

NET ASSETS, representing:
Accumulation units	$0	$16,916	$186,162	$50,758	$53,038

	$0	$16,916	$186,162	$50,758	$53,038

Units outstanding	0	3,796	36,702	13,417	26,217

Portfolio shares held	0	315	3,614	2,038	1,400
Portfolio net asset value per share	$17.71	$53.64	$51.51	$24.90	$37.88
Investment in portfolio shares, at cost	$0	$16,916	$186,162	$50,758	$42,559

STATEMENTS OF OPERATIONS For the year ended December 31, 2013
	SUBACCOUNTS
	ProFund VP U.S. Government Plus	ProFund VP UltraMid-Cap	ProFund VP UltraNASDAQ-100	ProFund VP UltraSmall-Cap	ProFund VP Bull
	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013
INVESTMENT INCOME
Dividend income	$4	$0	$0	$0	$0

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	17	37	171	73	121

NET INVESTMENT INCOME (LOSS)	(13)	(37)	(171)	(73)	(121)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	13,018	0	0	0	522
Realized gain (loss) on shares redeemed	(11,116)	9,716	52,187	27,118	1,681
Net change in unrealized gain (loss) on investments	189	0	(92)	0	10,434

NET GAIN (LOSS) ON INVESTMENTS	2,091	9,716	52,095	27,118	12,637

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,078	$9,679	$51,924	$27,045	$12,516

The accompanying notes are an integral part of these financial statements.

A11

SUBACCOUNTS (Continued)
ProFund VP Utilities	AST T. Rowe Price Large-Cap Growth Portfolio	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio	AST Herndon Large-Cap Value Portfolio	AST Federated Aggressive Growth Portfolio	AST Small-Cap Value Portfolio	AST Goldman Sachs Mid-Cap Growth Portfolio

$416	$27,325,720	$5,197,761	$5,285,026	$5,346,614	$4,404,836	$6,336,608	$4,685,967

$416	$27,325,720	$5,197,761	$5,285,026	$5,346,614	$4,404,836	$6,336,608	$4,685,967

$416	$27,325,720	$5,197,761	$5,285,026	$5,346,614	$4,404,836	$6,336,608	$4,685,967

$416	$27,325,720	$5,197,761	$5,285,026	$5,346,614	$4,404,836	$6,336,608	$4,685,967

165	1,488,754	314,427	335,830	322,338	221,471	309,206	205,596

12	1,325,848	686,626	338,784	416,728	324,840	309,103	675,211
$35.08	$20.61	$7.57	$15.60	$12.83	$13.56	$20.50	$6.94
$418	$15,894,926	$4,400,523	$4,562,996	$3,968,803	$3,028,540	$4,019,513	$3,426,078

SUBACCOUNTS (Continued)
ProFund VP Utilities	AST T. Rowe Price Large-Cap Growth Portfolio	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio	AST Herndon Large-Cap Value Portfolio	AST Federated Aggressive Growth Portfolio	AST Small-Cap Value Portfolio	AST Goldman Sachs Mid-Cap Growth Portfolio
01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013

$58	$0	$0	$0	$0	$0	$0	$0

1	52,526	5,022	6,670	4,387	3,430	5,254	3,872

57	(52,526)	(5,022)	(6,670)	(4,387)	(3,430)	(5,254)	(3,872)

0	0	0	0	0	0	0	0
10	696,090	113,803	63,713	65,510	46,939	98,887	70,044

0	7,427,472	(15,753)	396,359	1,232,739	1,150,301	1,549,874	1,006,834

10	8,123,562	98,050	460,072	1,298,249	1,197,240	1,648,761	1,076,878

$67	$8,071,036	$93,028	$453,402	$1,293,862	$1,193,810	$1,643,507	$1,073,006

The accompanying notes are an integral part of these financial statements.

A12

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2013

	SUBACCOUNTS
	AST Large-Cap Value Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio	AST Neuberger Berman Mid-Cap Growth Portfolio	AST Small-Cap Growth Portfolio
ASSETS
Investment in the portfolios, at fair value	$24,781,186	$14,368,537	$2,394,322	$350,786	$18,387,275

Net Assets	$24,781,186	$14,368,537	$2,394,322	$350,786	$18,387,275

NET ASSETS, representing:
Accumulation units	$24,781,186	$14,368,537	$2,394,322	$350,786	$18,387,275

	$24,781,186	$14,368,537	$2,394,322	$350,786	$18,387,275

Units outstanding	1,919,733	920,245	127,072	16,127	995,013

Portfolio shares held	1,247,794	492,410	156,799	10,837	600,303
Portfolio net asset value per share	$19.86	$29.18	$15.27	$32.37	$30.63
Investment in portfolio shares, at cost	$18,923,032	$9,819,605	$1,628,122	$213,667	$10,696,722

STATEMENTS OF OPERATIONS For the year ended December 31, 2013
	SUBACCOUNTS
	AST Large-Cap Value Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio	AST Neuberger Berman Mid-Cap Growth Portfolio	AST Small-Cap Growth Portfolio
	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013
INVESTMENT INCOME
Dividend income	$0	$0	$0	$0	$0

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	48,040	20,039	1,832	315	36,126

NET INVESTMENT INCOME (LOSS)	(48,040)	(20,039)	(1,832)	(315)	(36,126)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	0	0	0
Realized gain (loss) on shares redeemed	317,194	237,264	38,277	8,131	391,905
Net change in unrealized gain (loss) on investments	6,502,418	3,526,034	543,642	81,104	4,306,350

NET GAIN (LOSS) ON INVESTMENTS	6,819,612	3,763,298	581,919	89,235	4,698,255

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,771,572	$3,743,259	$580,087	$88,920	$4,662,129

The accompanying notes are an integral part of these financial statements.

A13

SUBACCOUNTS (Continued)
AST PIMCO Limited Maturity Bond Portfolio	AST T. Rowe Price Natural Resources Portfolio	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio	Neuberger Berman Adviser’s Management Trust Socially Responsive Portfolio – Service Shares	American Century VP Mid Cap Value Fund – Class 1 Shares	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio – Class 1 Shares

$1,984,058	$12,660,547	$3,397,679	$5,435,009	$1,954,387	$260,571	$2,291,374	$978,557

$1,984,058	$12,660,547	$3,397,679	$5,435,009	$1,954,387	$260,571	$2,291,374	$978,557

$1,984,058	$12,660,547	$3,397,679	$5,435,009	$1,954,387	$260,571	$2,291,374	$978,557

$1,984,058	$12,660,547	$3,397,679	$5,435,009	$1,954,387	$260,571	$2,291,374	$978,557

147,702	774,918	161,946	352,469	139,390	17,466	128,343	57,958

191,696	556,997	224,269	212,222	181,466	11,975	124,059	40,039
$10.35	$22.73	$15.15	$25.61	$10.77	$21.76	$18.47	$24.44
$2,024,960	$12,275,618	$2,571,049	$4,383,934	$2,013,844	$216,432	$1,831,948	$761,469

SUBACCOUNTS (Continued)
AST PIMCO Limited Maturity Bond Portfolio	AST T. Rowe Price Natural Resources Portfolio	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio	Neuberger Berman Adviser’s Management Trust Socially Responsive Portfolio – Service Shares	American Century VP Mid Cap Value Fund – Class 1 Shares	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio – Class 1 Shares
01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013

$0	$0	$0	$0	$0	$980	$19,926	$4,675

1,872	11,166	2,506	4,726	1,807	141	1,175	536

(1,872)	(11,166)	(2,506)	(4,726)	(1,807)	839	18,751	4,139

0	0	0	0	0	0	19,493	0
(2,997)	(33,344)	48,302	57,681	(6,898)	4,033	18,811	7,033
(39,068)	1,651,449	555,689	637,598	(58,894)	37,240	350,727	175,213

(42,065)	1,618,105	603,991	695,279	(65,792)	41,273	389,031	182,246

$(43,937)	$1,606,939	$601,485	$690,553	$(67,599)	$42,112	$407,782	$186,385

The accompanying notes are an integral part of these financial statements.

A14

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2013

	SUBACCOUNTS
	The Dreyfus Socially Responsible Growth Fund – Service Shares	Dreyfus Investment Portfolios, MidCap Stock Portfolio – Service Shares	MFS® Utilities Series – Initial Class	AST Schroders Multi-Asset World Strategies Portfolio	AST PIMCO Total Return Bond Portfolio
ASSETS
Investment in the portfolios, at fair value	$215,005	$561,638	$2,967,852	$2,083,487	$63,362,250

Net Assets	$215,005	$561,638	$2,967,852	$2,083,487	$63,362,250

NET ASSETS, representing:
Accumulation units	$215,005	$561,638	$2,967,852	$2,083,487	$63,362,250

	$215,005	$561,638	$2,967,852	$2,083,487	$63,362,250

Units outstanding	13,521	33,513	210,614	121,200	5,396,390

Portfolio shares held	4,913	26,963	93,094	131,783	5,155,594
Portfolio net asset value per share	$43.76	$20.83	$31.88	$15.81	$12.29
Investment in portfolio shares, at cost	$163,952	$421,526	$2,526,447	$1,814,555	$61,489,715

STATEMENTS OF OPERATIONS For the year ended December 31, 2013
	SUBACCOUNTS
	The Dreyfus Socially Responsible Growth Fund – Service Shares	Dreyfus Investment Portfolios, MidCap Stock Portfolio – Service Shares	MFS® Utilities Series – Initial Class	AST Schroders Multi-Asset World Strategies Portfolio	AST PIMCO Total Return Bond Portfolio
	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013
INVESTMENT INCOME
Dividend income	$1,630	$4,103	$61,615	$0	$0

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	167	408	2,405	4,061	163,306

NET INVESTMENT INCOME (LOSS)	1,463	3,695	59,210	(4,061)	(163,306)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	49,191	0	0
Realized gain (loss) on shares redeemed	5,082	7,605	52,512	19,803	310,143
Net change in unrealized gain (loss) on investments	40,999	105,318	259,741	203,175	(1,581,734)

NET GAIN (LOSS) ON INVESTMENTS	46,081	112,923	361,444	222,978	(1,271,591)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$47,544	$116,618	$420,654	$218,917	$(1,434,897)

The accompanying notes are an integral part of these financial statements.

A15

SUBACCOUNTS (Continued)
AST T. Rowe Price Asset Allocation Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST First Trust Balanced Target Portfolio	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio	AST Schroders Global Tactical Portfolio

$3,590,566	$58,697,418	$97,708,024	$21,960,679	$1,920,952	$2,714,657	$2,397,647	$1,898,582

$3,590,566	$58,697,418	$97,708,024	$21,960,679	$1,920,952	$2,714,657	$2,397,647	$1,898,582

$3,590,566	$58,697,418	$97,708,024	$21,960,679	$1,920,952	$2,714,657	$2,397,647	$1,898,582

$3,590,566	$58,697,418	$97,708,024	$21,960,679	$1,920,952	$2,714,657	$2,397,647	$1,898,582

193,716	3,903,822	6,619,219	1,641,875	108,828	149,750	126,838	99,555

161,156	4,895,531	7,080,292	1,668,745	163,625	226,978	170,287	135,613
$22.28	$11.99	$13.80	$13.16	$11.74	$11.96	$14.08	$14.00
$3,064,816	$42,513,974	$74,730,350	$19,070,147	$1,655,179	$2,336,002	$2,027,328	$1,556,290

SUBACCOUNTS (Continued)
AST T. Rowe Price Asset Allocation Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST First Trust Balanced Target Portfolio	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio	AST Schroders Global Tactical Portfolio
01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013

$0	$0	$0	$0	$0	$0	$0	$0

6,548	85,947	161,011	44,713	3,589	4,865	4,565	3,723

(6,548)	(85,947)	(161,011)	(44,713)	(3,589)	(4,865)	(4,565)	(3,723)

0	0	0	0	0	0	0	0
32,613	837,483	1,106,004	257,740	20,010	11,575	19,787	18,079

377,844	8,968,619	13,223,431	1,527,457	197,520	308,807	258,282	228,819

410,457	9,806,102	14,329,435	1,785,197	217,530	320,382	278,069	246,898

$403,909	$9,720,155	$14,168,424	$1,740,484	$213,941	$315,517	$273,504	$243,175

The accompanying notes are an integral part of these financial statements.

A16

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2013

	SUBACCOUNTS
	AST RCM World Trends Portfolio	AST BlackRock Global Strategies Portfolio	TOPS Aggressive Growth ETF Portfolio	TOPS Balanced ETF Portfolio	TOPS Capital Preservation ETF Portfolio
ASSETS
Investment in the portfolios, at fair value	$1,315,480	$146,159,157	$634,258	$510,144	$71,070

Net Assets	$1,315,480	$146,159,157	$634,258	$510,144	$71,070

NET ASSETS, representing:
Accumulation units	$1,315,480	$146,159,157	$634,258	$510,144	$71,070

	$1,315,480	$146,159,157	$634,258	$510,144	$71,070

Units outstanding	80,036	12,774,610	41,778	40,584	6,060

Portfolio shares held	114,489	12,764,992	51,692	44,322	6,443
Portfolio net asset value per share	$11.49	$11.45	$12.27	$11.51	$11.03
Investment in portfolio shares, at cost	$1,139,732	$128,124,137	$559,475	$476,859	$70,445

STATEMENTS OF OPERATIONS For the year ended December 31, 2013
	SUBACCOUNTS
	AST RCM World Trends Portfolio	AST BlackRock Global Strategies Portfolio	TOPS Aggressive Growth ETF Portfolio	TOPS Balanced ETF Portfolio	TOPS Capital Preservation ETF Portfolio
	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013
INVESTMENT INCOME
Dividend income	$0	$0	$3,271	$4,819	$954

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	2,826	256,824	363	332	69

NET INVESTMENT INCOME (LOSS)	(2,826)	(256,824)	2,908	4,487	885

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	636	0	642
Realized gain (loss) on shares redeemed	7,986	933,305	7,091	1,285	1,902
Net change in unrealized gain (loss) on investments	127,744	13,294,895	63,487	23,040	(1,073)

NET GAIN (LOSS) ON INVESTMENTS	135,730	14,228,200	71,214	24,325	1,471

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$132,904	$13,971,376	$74,122	$28,812	$2,356

The accompanying notes are an integral part of these financial statements.

A17

SUBACCOUNTS (Continued)
TOPS Growth ETF Portfolio	TOPS Moderate Growth ETF Portfolio	TOPS Managed Risk Balanced ETF Portfolio	TOPS Managed Risk Growth ETF Portfolio	TOPS Managed Risk Moderate Growth ETF Portfolio	American Funds Growth Fund – Class 2	American Funds Growth-Income Fund – Class 2	American Funds International Fund – Class 2

$856,303	$755,656	$786,652	$1,744,520	$965,085	$49,953	$15,873	$7,953

$856,303	$755,656	$786,652	$1,744,520	$965,085	$49,953	$15,873	$7,953

$856,303	$755,656	$786,652	$1,744,520	$965,085	$49,953	$15,873	$7,953

$856,303	$755,656	$786,652	$1,744,520	$965,085	$49,953	$15,873	$7,953

54,703	56,424	67,487	139,620	80,170	4,653	1,448	747

65,617	64,641	68,583	148,977	81,100	641	315	376
$13.05	$11.69	$11.47	$11.71	$11.90	$77.94	$50.40	$21.15
$751,850	$685,641	$729,621	$1,559,225	$864,397	$48,957	$15,740	$7,829

SUBACCOUNTS (Continued)
TOPS Growth ETF Portfolio	TOPS Moderate Growth ETF Portfolio	TOPS Managed Risk Balanced ETF Portfolio	TOPS Managed Risk Growth ETF Portfolio	TOPS Managed Risk Moderate Growth ETF Portfolio	American Funds Growth Fund – Class 2	American Funds Growth-Income Fund – Class 2	American Funds International Fund – Class 2
01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	01/01/2013 to 12/31/2013	10/7/2013* to 12/31/2013	10/7/2013* to 12/31/2013	10/7/2013* to 12/31/2013

$5,338	$6,135	$5,326	$12,325	$6,549	$120	$9	$3

556	546	1,498	2,914	1,595	3	0	0

4,782	5,589	3,828	9,411	4,954	117	9	3

36	2,086	0	0	0	0	0	0
10,067	4,297	8,919	9,011	4,286	4	0	0

81,448	53,085	35,174	155,717	77,728	996	132	124

91,551	59,468	44,093	164,728	82,014	1,000	132	124

$96,333	$65,057	$47,921	$174,139	$86,968	$1,117	$141	$127

*	Date subaccount became available for investment

The accompanying notes are an integral part of these financial statements.

A18

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2013

	SUBACCOUNTS
	Fidelity VIP Contrafund Portfolio – Service Class 2	Fidelity VIP MidCap Portfolio – Service Class 2	Franklin Income Securities Fund – Class 2	Mutual Shares Securities Fund – Class 2	Templeton Growth Securities Fund – Class 2
ASSETS
Investment in the portfolios, at fair value	$10,793	$26,727	$9,058	$2,064	$597

Net Assets	$10,793	$26,727	$9,058	$2,064	$597

NET ASSETS, representing:
Accumulation units	$10,793	$26,727	$9,058	$2,064	$597

	$10,793	$26,727	$9,058	$2,064	$597

Units outstanding	990	2,455	861	193	56

Portfolio shares held	320	751	564	95	39
Portfolio net asset value per share	$33.77	$35.60	$16.07	$21.63	$15.23
Investment in portfolio shares, at cost	$10,497	$28,367	$9,011	$2,026	$588

STATEMENTS OF OPERATIONS For the year ended December 31, 2013
	SUBACCOUNTS
	Fidelity VIP Contrafund Portfolio – Service Class 2	Fidelity VIP MidCap Portfolio – Service Class 2	Franklin Income Securities Fund – Class 2	Mutual Shares Securities Fund – Class 2	Templeton Growth Securities Fund – Class 2
	10/7/2013* to 12/31/2013	10/7/2013* to 12/31/2013	10/7/2013* to 12/31/2013	10/7/2013* to 12/31/2013	10/7/2013* to 12/31/2013
INVESTMENT INCOME
Dividend income	$77	$65	$0	$0	$0

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	1	3	0	0	0

NET INVESTMENT INCOME (LOSS)	76	62	0	0	0

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	3	2,836	0	0	0
Realized gain (loss) on shares redeemed	1	(19)	0	0	0
Net change in unrealized gain (loss) on investments	296	(1,640)	47	38	8

NET GAIN (LOSS) ON INVESTMENTS	300	1,177	47	38	8

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$376	$1,239	$47	$38	$8

*	Date subaccount became available for investment

The accompanying notes are an integral part of these financial statements.

A19

SUBACCOUNTS (Continued)
Hartford Capital Appreciation HLS Fund – Class IB	Hartford Disciplined Equity HLS Fund – Class IB	Hartford Dividend and Growth HLS Fund – Class IB	Hartford Growth Opportunities HLS Fund – Class IB	MFS Research Bond – Initial Class	MFS Value Series – Initial Class

$12,915	$85	$14,461	$8,173	$948	$18,226

$12,915	$85	$14,461	$8,173	$948	$18,226

$12,915	$85	$14,461	$8,173	$948	$18,226

$12,915	$85	$14,461	$8,173	$948	$18,226

1,185	8	1,322	762	94	1,651

218	5	536	205	72	945
$59.18	$18.27	$26.99	$39.79	$13.13	$19.28
$12,651	$84	$14,425	$7,860	$948	$17,454

SUBACCOUNTS (Continued)
Hartford Capital Appreciation HLS Fund – Class IB	Hartford Disciplined Equity HLS Fund – Class IB	Hartford Dividend and Growth HLS Fund – Class IB	Hartford Growth Opportunities HLS Fund – Class IB	MFS Research Bond – Initial Class	MFS Value Series – Initial Class
10/7/2013* to 12/31/2013	10/7/2013* to 12/31/2013	10/7/2013* to 12/31/2013	10/7/2013* to 12/31/2013	10/7/2013* to 12/31/2013	10/7/2013* to 12/31/2013

$33	$0	$87	$0	$0	$0

1	0	0	1	0	2

32	0	87	(1)	0	(2)

13	0	28	0	0	0
1	0	(1)	(2)	0	15
263	1	37	313	0	773

277	1	64	311	0	788

$309	$1	$151	$310	$0	$786

*	Date subaccount became available for investment

The accompanying notes are an integral part of these financial statements.

A20

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

	SUBACCOUNTS
	Prudential Money Market Portfolio		Prudential Diversified Bond Portfolio		Prudential Equity Portfolio
	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012
OPERATIONS
Net investment income (loss)	$(1,011,053)	$(899,395)	$3,931,892	$4,386,376	$(202,326)	$167,690
Capital gains distributions received	0	0	3,085,064	4,796,676	0	0
Realized gain (loss) on shares redeemed	0	0	270,058	614,714	1,716,133	853,834
Net change in unrealized gain (loss) on investments	0	0	(8,613,915)	899,707	18,309,286	6,390,988

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,011,053)	(899,395)	(1,326,901)	10,697,473	19,823,093	7,412,512

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	36,717,780	24,054,031	5,520,513	5,524,661	6,376,157	6,484,567
Policy loans	(708,940)	(778,294)	(1,094,269)	(1,151,886)	(1,529,941)	(1,293,419)
Policy loan repayments and interest	958,450	407,886	306,488	303,777	368,682	399,903
Surrenders, withdrawals and death benefits	(8,605,893)	(7,108,544)	(2,133,431)	(2,812,853)	(2,889,886)	(2,213,103)
Net transfers between other subaccounts or fixed rate option	(13,362,992)	19,572,438	215,074	29,184	(972,691)	(2,748,311)
Other charges	(5,741,301)	(5,554,635)	(3,629,346)	(3,733,705)	(3,069,782)	(3,055,413)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	9,257,104	30,592,882	(814,971)	(1,840,822)	(1,717,461)	(2,425,776)

TOTAL INCREASE (DECREASE) IN NET ASSETS	8,246,051	29,693,487	(2,141,872)	8,856,651	18,105,632	4,986,736

NET ASSETS
Beginning of period	214,936,177	185,242,690	115,594,782	106,738,131	60,730,354	55,743,618

End of period	$223,182,228	$214,936,177	$113,452,910	$115,594,782	$78,835,986	$60,730,354

Beginning units	134,236,349	117,231,900	38,478,588	38,049,993	35,374,345	35,904,461

Units issued	27,665,888	35,825,219	7,106,482	5,792,428	4,856,564	5,055,219
Units redeemed	(24,956,891)	(18,820,770)	(8,457,069)	(5,363,833)	(5,158,362)	(5,585,335)

Ending units	136,945,346	134,236,349	37,128,001	38,478,588	35,072,547	35,374,345

The accompanying notes are an integral part of these financial statements.

A21

SUBACCOUNTS (Continued)
Prudential Flexible Managed Portfolio		Prudential Conservative Balanced Portfolio		Prudential Value Portfolio		Prudential High Yield Bond Portfolio
01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012

$(101,420)	$100,151	$(36,655)	$135,227	$(196,739)	$359,858	$2,026,922	$1,987,530
0	0	0	0	0	0	0	0
552,666	61,341	313,655	350,155	962,358	180,477	245,243	149,599
1,754,544	901,105	923,878	375,372	17,336,040	6,630,026	(44,926)	1,707,747

2,205,790	1,062,597	1,200,878	860,754	18,101,659	7,170,361	2,227,239	3,844,876

2,076,939	2,129,206	764,149	605,451	5,523,696	5,754,361	3,449,855	3,239,879
(4,232)	(1,800)	(18,449)	(5,926)	(1,448,989)	(1,118,663)	(821,057)	(572,955)
2,813	3,239	3,284	2,991	404,397	334,791	348,125	182,422
(866,230)	(16,885)	(475,277)	(5,959)	(2,629,568)	(3,970,964)	(1,431,716)	(1,374,341)
(526,421)	1,288,613	(202,040)	(1,329,612)	1,529,373	(2,398,499)	796,760	1,681,959
(665,855)	(554,521)	(512,894)	(422,577)	(2,566,015)	(2,602,957)	(1,744,836)	(1,710,076)

17,014	2,847,852	(441,227)	(1,155,632)	812,894	(4,001,931)	597,131	1,446,888

2,222,804	3,910,449	759,651	(294,878)	18,914,553	3,168,430	2,824,370	5,291,764

11,279,643	7,369,194	7,962,816	8,257,694	54,609,069	51,440,639	31,749,293	26,457,529

$13,502,447	$11,279,643	$8,722,467	$7,962,816	$73,523,622	$54,609,069	$34,573,663	$31,749,293

6,829,820	5,029,876	3,748,860	4,738,060	9,379,331	10,597,331	13,745,375	13,159,400

910,617	2,108,018	323,737	452,340	994,559	927,205	2,632,878	2,854,510
(1,346,907)	(308,074)	(834,515)	(1,441,540)	(1,235,330)	(2,145,205)	(2,444,141)	(2,268,535)

6,393,530	6,829,820	3,238,082	3,748,860	9,138,560	9,379,331	13,934,112	13,745,375

The accompanying notes are an integral part of these financial statements.

A22

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

	SUBACCOUNTS
	Prudential Natural Resources Portfolio		Prudential Stock Index Portfolio		Prudential Global Portfolio
	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012
OPERATIONS
Net investment income (loss)	$(12,976)	$21,246	$(1,063,548)	$2,946,323	$(72,926)	$253,245
Capital gains distributions received	0	615,509	0	689,321	0	0
Realized gain (loss) on shares redeemed	(44,544)	(189,915)	11,362,221	2,915,056	313,220	112,821
Net change in unrealized gain (loss) on investments	840,529	(721,955)	61,465,337	25,324,934	5,378,411	2,678,537

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	783,009	(275,115)	71,764,010	31,875,634	5,618,705	3,044,603

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,995,079	1,956,092	13,764,499	14,090,165	1,987,309	1,990,901
Policy loans	(152,067)	(70,944)	(3,308,819)	(3,179,944)	(400,590)	(324,288)
Policy loan repayments and interest	49,315	30,889	1,551,569	1,008,645	99,345	114,254
Surrenders, withdrawals and death benefits	(349,499)	(251,072)	(6,628,071)	(4,465,450)	(749,862)	(635,413)
Net transfers between other subaccounts or fixed rate option	(7,391)	(168,713)	(22,983,554)	(9,085,088)	681,389	(696,612)
Other charges	(975,961)	(1,016,641)	(7,620,604)	(7,724,134)	(831,850)	(862,414)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	559,476	479,611	(25,224,980)	(9,355,806)	785,741	(413,572)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,342,485	204,496	46,539,030	22,519,828	6,404,446	2,631,031

NET ASSETS
Beginning of period	7,449,567	7,245,071	236,102,226	213,582,398	20,592,981	17,961,950

End of period	$8,792,052	$7,449,567	$282,641,256	$236,102,226	$26,997,427	$20,592,981

Beginning units	892,546	804,376	114,869,690	117,458,907	14,649,802	14,827,547

Units issued	333,242	352,923	12,748,445	12,850,852	1,900,053	1,755,636
Units redeemed	(256,480)	(264,753)	(16,342,131)	(15,440,069)	(1,574,173)	(1,933,381)

Ending units	969,308	892,546	111,276,004	114,869,690	14,975,682	14,649,802

The accompanying notes are an integral part of these financial statements.

A23

SUBACCOUNTS (Continued)
Prudential Government Income Portfolio		Prudential Jennison Portfolio		Prudential Small Capitalization Stock Portfolio		T. Rowe Price International Stock Portfolio
01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012

$1,567,851	$2,026,286	$(211,064)	$(85,299)	$(220,433)	$7,255	$232,332	$40,417
4,047,274	4,392,128	0	0	0	1,766,454	0	0
(34,291)	338,242	1,985,276	1,272,221	6,626,631	421,154	120,767	60,899
(9,507,772)	(2,663,161)	22,149,665	7,634,569	6,578,067	2,743,108	982,175	968,801

(3,926,938)	4,093,495	23,923,877	8,821,491	12,984,265	4,937,971	1,335,274	1,070,117

7,591	0	6,608,120	6,587,417	369,511	312,306	178,893	155,941
(195,018)	(182,197)	(1,778,196)	(1,538,070)	(126,426)	(17,408)	(2,968)	(8,865)
143,232	135,474	518,886	399,919	105,134	10,582	9,052	8,553
(68,186)	(822,579)	(3,301,571)	(2,645,235)	(1,319,375)	(94,014)	(58,372)	(228,916)
(204,520)	(6,925,746)	1,182,647	(327,201)	(16,553,992)	(2,139,794)	29,249,640	(1,090,657)
(1,067,948)	(1,083,798)	(2,985,704)	(3,108,849)	(418,773)	(356,357)	(187,605)	(187,303)

(1,384,849)	(8,878,846)	244,182	(632,019)	(17,943,921)	(2,284,685)	29,188,640	(1,351,247)

(5,311,787)	(4,785,351)	24,168,059	8,189,472	(4,959,656)	2,653,286	30,523,914	(281,130)

135,775,966	140,561,317	63,858,933	55,669,461	36,114,278	33,460,992	6,509,184	6,790,314

$130,464,179	$135,775,966	$88,026,992	$63,858,933	$31,154,622	$36,114,278	$37,033,098	$6,509,184

34,897,926	37,217,434	48,043,156	48,480,266	7,361,410	7,913,878	5,199,188	6,293,324

235,906	82,374	6,088,279	6,005,768	1,035,230	258,557	20,239,720	799,692
(594,188)	(2,401,882)	(6,141,975)	(6,442,878)	(4,003,277)	(811,025)	(964,756)	(1,893,828)

34,539,644	34,897,926	47,989,460	48,043,156	4,393,363	7,361,410	24,474,152	5,199,188

The accompanying notes are an integral part of these financial statements.

A24

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

	SUBACCOUNTS
	Janus Aspen Janus Portfolio – Institutional Shares		MFS® Growth Series – Initial Class		VP Value Fund
	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012
OPERATIONS
Net investment income (loss)	$867	$(3,986)	$(11,704)	$(15,465)	$58,538	$82,572
Capital gains distributions received	0	54,391	24,065	0	0	0
Realized gain (loss) on shares redeemed	111,824	182,232	194,728	103,922	160,405	(409,262)
Net change in unrealized gain (loss) on investments	522,889	196,557	810,025	311,061	1,327,206	1,076,140

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	635,580	429,194	1,017,114	399,518	1,546,149	749,450

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	81,169	133,295	87,732	123,966	143,669	198,841
Policy loans	0	(9,379)	(9,541)	(2,873)	0	(363)
Policy loan repayments and interest	0	14,495	15,116	5,993	304	646
Surrenders, withdrawals and death benefits	(195,813)	(157,217)	(316,429)	(26,972)	(528,498)	(49,110)
Net transfers between other subaccounts or fixed rate option	(39,879)	(883,258)	95,250	341,120	(45,604)	(2,552,600)
Other charges	(85,655)	(104,349)	(105,204)	(156,043)	(186,201)	(198,492)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(240,178)	(1,006,413)	(233,076)	285,191	(616,330)	(2,601,078)

TOTAL INCREASE (DECREASE) IN NET ASSETS	395,402	(577,219)	784,038	684,709	929,819	(1,851,628)

NET ASSETS
Beginning of period	2,299,372	2,876,591	2,962,977	2,278,268	5,303,470	7,155,098

End of period	$2,694,774	$2,299,372	$3,747,015	$2,962,977	$6,233,289	$5,303,470

Beginning units	2,633,485	3,659,715	3,000,826	2,705,299	2,598,176	4,057,427

Units issued	171,509	245,508	287,988	580,719	339,485	125,649
Units redeemed	(418,274)	(1,271,738)	(515,624)	(285,192)	(624,369)	(1,584,900)

Ending units	2,386,720	2,633,485	2,773,190	3,000,826	2,313,292	2,598,176

The accompanying notes are an integral part of these financial statements.

A25

SUBACCOUNTS (Continued)
FTVIP Franklin Small-Mid Cap Growth Securities Fund – Class 2		American Century VP Income & Growth Fund		Dreyfus Investment Portfolios, MidCap Stock Portfolio – Initial Shares		Dreyfus Variable Investment Fund, Opportunistic Small Cap Portfolio – Initial Shares
01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012

$(21,450)	$(19,221)	$24,045	$18,056	$4,056	$754	$(8,783)	$(6,509)
295,706	285,654	0	0	0	0	0	0
125,257	36,861	69,975	7,766	11,239	6,341	28,014	223
1,072,226	88,655	261,131	101,070	82,070	45,155	1,695,032	590,735

1,471,739	391,949	355,151	126,892	97,365	52,250	1,714,263	584,449

63,530	87,865	15,932	15,039	2,946	7,268	34,179	16,888
(3,623)	(4,826)	0	0	0	(41,823)	(25,666)	(10,879)
0	2,926	0	0	186	0	24,660	13,958
(340,545)	(33,639)	(14,521)	(43,268)	(37,403)	0	(17,219)	(15,454)
(9,825)	(77,105)	41,918	38,227	31,044	(5,294)	132,721	20,267
(88,343)	(97,581)	(23,762)	(19,576)	(8,183)	(9,493)	(46,007)	(46,963)

(378,806)	(122,360)	19,567	(9,578)	(11,410)	(49,342)	102,668	(22,183)

1,092,933	269,589	374,718	117,314	85,955	2,908	1,816,931	562,266

4,077,444	3,807,855	995,901	878,587	271,485	268,577	3,470,971	2,908,705

$5,170,377	$4,077,444	$1,370,619	$995,901	$357,440	$271,485	$5,287,902	$3,470,971

3,952,058	4,071,513	771,054	778,931	151,215	178,684	5,591,847	5,638,555

119,236	112,862	203,735	88,899	17,789	4,629	335,296	222,725
(434,825)	(232,317)	(191,887)	(96,776)	(21,227)	(32,098)	(180,548)	(269,433)

3,636,469	3,952,058	782,902	771,054	147,777	151,215	5,746,595	5,591,847

The accompanying notes are an integral part of these financial statements.

A26

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

	SUBACCOUNTS
	Prudential SP Small Cap Value Portfolio		Prudential Jennison 20/20 Focus Portfolio		Goldman Sachs Structured Small Cap Equity Fund
	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012
OPERATIONS
Net investment income (loss)	$(136,849)	$99,662	$(4,934)	$(3,587)	$17,041	$15,958
Capital gains distributions received	0	0	0	124,788	265,701	0
Realized gain (loss) on shares redeemed	1,006,750	458,925	75,939	46,539	44,342	14,134
Net change in unrealized gain (loss) on investments	17,381,372	6,279,985	1,211,203	177,584	280,436	162,195

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	18,251,273	6,838,572	1,282,208	345,324	607,520	192,287

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	4,581,863	4,785,654	1,694,970	1,507,991	145,250	141,785
Policy loans	(1,692,901)	(1,325,943)	(169,120)	(81,797)	0	0
Policy loan repayments and interest	527,019	485,855	11,904	51,164	0	0
Surrenders, withdrawals and death benefits	(2,071,127)	(2,597,236)	(167,648)	(193,129)	(23,206)	0
Net transfers between other subaccounts or fixed rate option	814,115	(707,592)	92,427	230,533	(13,946)	30,799
Other charges	(2,137,408)	(2,128,002)	(817,350)	(753,012)	(137,128)	(127,261)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	21,561	(1,487,264)	645,183	761,750	(29,030)	45,323

TOTAL INCREASE (DECREASE) IN NET ASSETS	18,272,834	5,351,308	1,927,391	1,107,074	578,490	237,610

NET ASSETS
Beginning of period	49,110,519	43,759,211	4,022,716	2,915,642	1,761,890	1,524,280

End of period	$67,383,353	$49,110,519	$5,950,107	$4,022,716	$2,340,380	$1,761,890

Beginning units	23,910,006	24,674,676	363,505	292,253	987,247	961,770

Units issued	2,731,945	2,949,813	154,758	183,928	65,116	99,684
Units redeemed	(2,892,413)	(3,714,483)	(103,887)	(112,676)	(83,486)	(74,207)

Ending units	23,749,538	23,910,006	414,376	363,505	968,877	987,247

The accompanying notes are an integral part of these financial statements.

A27

SUBACCOUNTS (Continued)
Invesco V.I. Utilities Fund		Invesco V.I. Technology Fund		Janus Aspen Enterprise Portfolio – Service Shares		Janus Aspen Balanced Portfolio – Service Shares
01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012

$2,206	$3,971	$(1,309)	$(1,161)	$5,231	$(5,577)	$31,398	$58,560
1,645	4,820	56,616	0	0	0	148,950	170,763
1,056	1,621	14,159	13,700	128,106	32,226	14,815	7,035
2,576	(9,117)	77,178	39,048	758,168	394,299	298,395	53,184

7,483	1,295	146,644	51,587	891,505	420,948	493,558	289,542

7,940	15,402	19,240	17,561	138,505	137,167	38,227	35,443
0	0	(11,113)	(8,405)	(57,235)	(51,883)	0	0
0	0	2	0	103,988	40,547	0	1,381
(11,587)	(16,502)	0	0	(82,512)	(1,354)	(3,548)	0
10,959	(64,759)	22,927	316	(132,754)	80,157	(69,152)	110,482
(1,434)	(2,259)	(11,689)	(10,948)	(162,463)	(170,989)	(35,493)	(37,094)

5,878	(68,118)	19,367	(1,476)	(192,471)	33,645	(69,966)	110,212

13,361	(66,823)	166,011	50,111	699,034	454,593	423,592	399,754

69,672	136,495	542,519	492,408	3,024,254	2,569,661	2,572,502	2,172,748

$83,033	$69,672	$708,530	$542,519	$3,723,288	$3,024,254	$2,996,094	$2,572,502

53,666	108,698	1,463,933	1,476,220	3,178,006	3,152,610	1,421,987	1,358,902

13,688	12,033	211,503	220,922	240,685	278,605	19,320	97,276
(9,493)	(67,065)	(144,505)	(233,209)	(449,537)	(253,209)	(56,246)	(34,191)

57,861	53,666	1,530,931	1,463,933	2,969,154	3,178,006	1,385,061	1,421,987

The accompanying notes are an integral part of these financial statements.

A28

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

	SUBACCOUNTS
	Oppenheimer Discovery Mid-Cap Growth Fund/VA Service Shares		Janus Aspen Janus Portfolio – Service Shares		Prudential SP Prudential U.S. Emerging Growth Portfolio
	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012
OPERATIONS
Net investment income (loss)	$(132)	$(137)	$15,331	$6,138	$(153,009)	$95,532
Capital gains distributions received	0	0	0	54,517	0	3,975,739
Realized gain (loss) on shares redeemed	4,204	2,716	57,541	65,249	1,043,427	853,388
Net change in unrealized gain (loss) on investments	15,977	7,406	893,279	387,005	15,565,860	3,597,238

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	20,049	9,985	966,151	512,909	16,456,278	8,521,897

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	0	0	296,128	326,892	6,238,009	6,348,339
Policy loans	0	0	(74,933)	(85,696)	(1,615,658)	(1,640,291)
Policy loan repayments and interest	0	0	22,144	22,358	491,331	412,964
Surrenders, withdrawals and death benefits	(7,796)	(14)	(130,724)	(135,575)	(2,965,029)	(3,463,321)
Net transfers between other subaccounts or fixed rate option	0	0	18,258	(135,646)	1,135,405	(682,694)
Other charges	(7,505)	(7,150)	(117,734)	(117,712)	(2,797,680)	(2,907,409)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(15,301)	(7,164)	13,139	(125,379)	486,378	(1,932,412)

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,748	2,821	979,290	387,530	16,942,656	6,589,485

NET ASSETS
Beginning of period	66,657	63,836	3,244,468	2,856,938	58,240,681	51,651,196

End of period	$71,405	$66,657	$4,223,758	$3,244,468	$75,183,337	$58,240,681

Beginning units	95,116	105,605	2,697,698	2,802,706	28,003,137	28,886,933

Units issued	0	7	274,696	322,398	3,507,079	3,757,117
Units redeemed	(19,840)	(10,496)	(263,746)	(427,406)	(3,561,445)	(4,640,913)

Ending units	75,276	95,116	2,708,648	2,697,698	27,948,771	28,003,137

The accompanying notes are an integral part of these financial statements.

A29

SUBACCOUNTS (Continued)
Janus Aspen Overseas Portfolio – Service Shares		Prudential SP International Growth Portfolio		Prudential SP International Value Portfolio		M Large Cap Growth Fund
01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012

$265,741	$36,455	$(34,227)	$71,570	$(73,044)	$704,275	$10,465	$677
0	852,212	0	0	0	0	119,246	0
(98,060)	(132,992)	(21,054)	(349,922)	(54,787)	(776,675)	123,844	45,224
1,093,013	160,523	3,372,595	3,485,800	6,354,995	4,602,627	363,077	203,841

1,260,694	916,198	3,317,314	3,207,448	6,227,164	4,530,227	616,632	249,742

1,338,657	1,266,446	2,277,699	2,371,013	3,234,285	3,362,087	34,472	59,873
(116,110)	(61,231)	(539,255)	(335,983)	(820,704)	(598,083)	(184,845)	(303)
58,277	42,334	141,652	116,217	425,605	299,379	188,144	74
(127,935)	(264,951)	(813,847)	(2,341,509)	(1,152,468)	(2,980,393)	(37,734)	(141,935)
346,839	100,176	1,605,069	(177,829)	2,246,497	(1,081,952)	452,463	142,690
(688,387)	(722,709)	(974,628)	(1,017,284)	(1,366,774)	(1,414,266)	(115,631)	(106,008)

811,341	360,065	1,696,690	(1,385,375)	2,566,441	(2,413,228)	336,869	(45,609)

2,072,035	1,276,263	5,014,004	1,822,073	8,793,605	2,116,999	953,501	204,133

8,492,193	7,215,930	16,323,871	14,501,798	29,584,112	27,467,113	1,538,415	1,334,282

$10,564,228	$8,492,193	$21,337,875	$16,323,871	$38,377,717	$29,584,112	$2,491,916	$1,538,415

3,599,802	3,624,268	10,121,531	10,935,832	18,735,666	20,563,498	86,502	89,514

893,273	519,547	1,950,508	1,936,998	3,051,701	2,820,664	39,138	22,446
(458,200)	(544,013)	(1,888,677)	(2,751,299)	(2,518,908)	(4,648,496)	(22,728)	(25,458)

4,034,875	3,599,802	10,183,362	10,121,531	19,268,459	18,735,666	102,912	86,502

The accompanying notes are an integral part of these financial statements.

A30

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

	SUBACCOUNTS
	M Capital Appreciation Fund		M International Equity Fund		M Large Cap Value Fund
	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012
OPERATIONS
Net investment income (loss)	$0	$4,448	$29,363	$15,098	$46,756	$10,311
Capital gains distributions received	173,854	90,003	0	0	162,194	0
Realized gain (loss) on shares redeemed	59,499	7,320	(39,260)	(147,646)	138,837	5,588
Net change in unrealized gain (loss) on investments	337,286	118,699	150,026	290,447	176,035	177,199

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	570,639	220,470	140,129	157,899	523,822	193,098

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	32,197	44,802	28,817	858	61,448	40,091
Policy loans	(78,685)	(1,000)	(78,817)	(775)	(185,885)	0
Policy loan repayments and interest	78,617	2,449	78,357	0	188,056	0
Surrenders, withdrawals and death benefits	(27,592)	(147,526)	(51,665)	(99,361)	(35,789)	(217)
Net transfers between other subaccounts or fixed rate option	149,359	(1,916)	495,831	(293,816)	78,494	465,717
Other charges	(90,744)	(75,296)	(54,941)	(55,997)	(107,672)	(92,661)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	63,152	(178,487)	417,582	(449,091)	(1,348)	412,930

TOTAL INCREASE (DECREASE) IN NET ASSETS	633,791	41,983	557,711	(291,192)	522,474	606,028

NET ASSETS
Beginning of period	1,431,827	1,389,844	766,165	1,057,357	1,562,979	956,951

End of period	$2,065,618	$1,431,827	$1,323,876	$766,165	$2,085,453	$1,562,979

Beginning units	70,910	80,829	47,314	78,800	94,193	67,641

Units issued	14,441	10,172	46,016	2,802	29,538	33,954
Units redeemed	(11,863)	(20,091)	(23,048)	(34,288)	(30,094)	(7,402)

Ending units	73,488	70,910	70,282	47,314	93,637	94,193

The accompanying notes are an integral part of these financial statements.

A31

SUBACCOUNTS (Continued)
ProFund VP Asia 30		ProFund VP Basic Materials		ProFund VP Bear		ProFund VP Biotechnology
01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012

$(3)	$(3)	$3	$0	$(22)	$(47)	$(7)	$(2)
0	0	0	0	0	0	0	0
285	76	0	(13)	(5,691)	(573)	387	260
(28)	148	68	12	3	(14)	889	31

254	221	71	(1)	(5,710)	(634)	1,269	289

160	154	36	72	0	26	36	73
0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0
(247)	0	0	0	0	(2,062)	0	0
(1,273)	2,382	0	26	5,680	220	851	(114)
(76)	(64)	(17)	(18)	(115)	(353)	(198)	(77)

(1,436)	2,472	19	80	5,565	(2,169)	689	(118)

(1,182)	2,693	90	79	(145)	(2,803)	1,958	171

2,919	226	371	292	176	2,979	454	283

$1,737	$2,919	$461	$371	$31	$176	$2,412	$454

994	89	176	150	456	6,424	165	145

1,326	1,726	17	712	2,983,280	7,093,081	682	1,245
(1,804)	(821)	(7)	(686)	(2,983,626)	(7,099,049)	(324)	(1,225)

516	994	186	176	110	456	523	165

The accompanying notes are an integral part of these financial statements.

A32

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

	SUBACCOUNTS
	ProFund VP UltraBull		ProFund VP Consumer Services		ProFund VP Oil & Gas
	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012
OPERATIONS
Net investment income (loss)	$(319)	$(177)	$0	$(2)	$29	$(17)
Capital gains distributions received	750	0	0	0	600	846
Realized gain (loss) on shares redeemed	83,626	61,596	41	226	1,416	411
Net change in unrealized gain (loss) on investments	87	(22)	0	(53)	1,260	(925)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	84,144	61,397	41	171	3,305	315

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,084	1,083	0	0	4,350	0
Policy loans	0	0	0	0	(17,630)	(12,360)
Policy loan repayments and interest	0	0	0	0	13,968	12,327
Surrenders, withdrawals and death benefits	0	0	0	(5)	0	(138)
Net transfers between other subaccounts or fixed rate option	242,121	(262,800)	(31)	(2,326)	(1,302)	1,448
Other charges	(694)	(548)	(10)	(55)	(799)	(1,219)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	242,511	(262,265)	(41)	(2,386)	(1,413)	58

TOTAL INCREASE (DECREASE) IN NET ASSETS	326,655	(200,868)	0	(2,215)	1,892	373

NET ASSETS
Beginning of period	19,979	220,847	0	2,215	12,015	11,642

End of period	$346,634	$19,979	$0	$0	$13,907	$12,015

Beginning units	13,219	187,912	0	1,572	4,078	4,056

Units issued	6,444,330	6,988,273	757	821	5,840	5,626
Units redeemed	(6,320,731)	(7,162,966)	(757)	(2,393)	(6,104)	(5,604)

Ending units	136,818	13,219	0	0	3,814	4,078

The accompanying notes are an integral part of these financial statements.

A33

SUBACCOUNTS (Continued)
ProFund VP Europe 30		ProFund VP Financials		ProFund VP Health Care		ProFund VP Internet
01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012

$415	$1,506	$24	$(10)	$12	$3	$(1)	$0
0	0	0	0	0	0	0	0
1,685	(1,748)	2,693	645	2,224	724	129	(92)
4,664	6,208	870	889	607	(91)	19	(19)

6,764	5,966	3,587	1,524	2,843	636	147	(111)

621	423	5,507	1,154	4,420	72	0	0
0	0	(17,630)	(12,770)	(17,630)	(12,791)	0	0
0	0	13,968	12,327	13,968	12,327	0	0
(1,237)	(4,668)	0	0	0	0	0	0
168	(11,766)	2,586	0	2,386	43	(1,401)	1,430
(1,982)	(3,377)	(1,431)	(913)	(1,216)	(506)	(55)	(10)

(2,430)	(19,388)	3,000	(202)	1,928	(855)	(1,456)	1,420

4,334	(13,422)	6,587	1,322	4,771	(219)	(1,309)	1,309

33,925	47,347	7,228	5,906	3,311	3,530	1,309	0

$38,259	$33,925	$13,815	$7,228	$8,082	$3,311	$0	$1,309

18,782	30,487	8,015	8,149	2,017	2,519	434	0

6,659	11,018	23,976	16,148	10,208	10,870	564	938
(7,985)	(22,723)	(20,363)	(16,282)	(8,693)	(11,372)	(998)	(504)

17,456	18,782	11,628	8,015	3,532	2,017	0	434

The accompanying notes are an integral part of these financial statements.

A34

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

	SUBACCOUNTS
	ProFund VP Japan		ProFund VP Mid-Cap Growth		ProFund VP Mid-Cap Value
	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012
OPERATIONS
Net investment income (loss)	$(25)	$(26)	$(8)	$(4)	$1	$(9)
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	1,469	(299)	148	192	111	(595)
Net change in unrealized gain (loss) on investments	2,391	2,209	694	82	307	1,794

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,835	1,884	834	270	419	1,190

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	222	192	72	146	72	144
Policy loans	0	0	0	0	0	0
Policy loan repayments and interest	0	0	0	0	0	0
Surrenders, withdrawals and death benefits	(409)	(2,995)	(1,298)	0	0	(9,837)
Net transfers between other subaccounts or fixed rate option	(239)	1,567	1,157	1,198	0	0
Other charges	(742)	(1,090)	(272)	(224)	(800)	(1,610)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(1,168)	(2,326)	(341)	1,120	(728)	(11,303)

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,667	(442)	493	1,390	(309)	(10,113)

NET ASSETS
Beginning of period	8,919	9,361	3,372	1,982	1,639	11,752

End of period	$11,586	$8,919	$3,865	$3,372	$1,330	$1,639

Beginning units	7,078	9,110	1,584	1,071	769	6,413

Units issued	2,344	5,086	1,106	1,959	30	71
Units redeemed	(3,204)	(7,118)	(1,296)	(1,446)	(326)	(5,715)

Ending units	6,218	7,078	1,394	1,584	473	769

The accompanying notes are an integral part of these financial statements.

A35

SUBACCOUNTS (Continued)
ProFund VP Money Market		ProFund VP NASDAQ-100		ProFund VP Pharmaceuticals		ProFund VP Precious Metals
01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012

$(3,683)	$(4,247)	$(229)	$(280)	$113	$37	$(33)	$(54)
0	0	0	0	356	0	0	0
0	0	10,909	12,425	1,116	795	(418)	(113)
0	0	16,326	9,049	27	(346)	(6,583)	(3,324)

(3,683)	(4,247)	27,006	21,194	1,612	486	(7,034)	(3,491)

3,610	11,212	306	275	4,414	72	0	0
(3,142)	(394,130)	0	0	(17,630)	(12,811)	0	0
2,562	2,440	0	0	13,968	12,327	0	0
(2,903)	(186,148)	(375)	(1,433)	0	0	0	(340)
(408,060)	518,798	1,058	(44,770)	0	(2,171)	0	123
(26,149)	(31,547)	(4,980)	(7,828)	(457)	(500)	(716)	(2,063)

(434,082)	(79,375)	(3,991)	(53,756)	295	(3,083)	(716)	(2,280)

(437,765)	(83,622)	23,015	(32,562)	1,907	(2,597)	(7,750)	(5,771)

1,806,057	1,889,679	82,346	114,908	3,276	5,873	18,729	24,500

$1,368,292	$1,806,057	$105,361	$82,346	$5,183	$3,276	$10,979	$18,729

1,677,681	1,750,367	36,402	58,893	2,642	5,284	9,314	10,386

23,272,167	19,366,174	18,881	18,464	12,174	13,124	0	1,193
(23,675,204)	(19,438,860)	(20,509)	(40,955)	(11,633)	(15,766)	(494)	(2,265)

1,274,644	1,677,681	34,774	36,402	3,183	2,642	8,820	9,314

The accompanying notes are an integral part of these financial statements.

A36

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

	SUBACCOUNTS
	ProFund VP Real Estate		ProFund VP Rising Rates Opportunity		ProFund VP Short NASDAQ-100
	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012
OPERATIONS
Net investment income (loss)	$517	$899	$0	$(42)	$(15)	$(26)
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	(1,856)	8,652	(30)	(22,549)	(2,235)	(2,210)
Net change in unrealized gain (loss) on investments	(2,464)	(2,405)	0	20,120	0	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(3,803)	7,146	(30)	(2,471)	(2,250)	(2,236)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,084	1,083	0	4	2	0
Policy loans	0	0	0	0	0	0
Policy loan repayments and interest	0	0	0	0	0	0
Surrenders, withdrawals and death benefits	0	(5,240)	0	0	0	0
Net transfers between other subaccounts or fixed rate option	2,542	337	30	(22,998)	2,248	2,267
Other charges	(2,648)	(4,214)	0	(147)	0	(31)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	978	(8,034)	30	(23,141)	2,250	2,236

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,825)	(888)	0	(25,612)	0	0

NET ASSETS
Beginning of period	37,764	38,652	0	25,612	0	0

End of period	$34,939	$37,764	$0	$0	$0	$0

Beginning units	17,962	21,487	0	79,248	0	0

Units issued	351,019	228,203	4,323	4,614	3,209,061	6,488,180
Units redeemed	(352,338)	(231,728)	(4,323)	(83,862)	(3,209,061)	(6,488,180)

Ending units	16,643	17,962	0	0	0	0

The accompanying notes are an integral part of these financial statements.

A37

SUBACCOUNTS (Continued)
ProFund VP Short Small-Cap		ProFund VP Small-Cap		ProFund VP Small-Cap Growth		ProFund VP Small-Cap Value
01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012

$(9)	$(14)	$(225)	$(257)	$(20)	$(12)	$(4)	$0

0	0	2,129	1,959	420	0	0	0

(2,984)	415	4,243	5,780	794	532	213	0

0	0	21,849	6,287	1,498	80	136	0

(2,993)	401	27,996	13,769	2,692	600	345	0

5	8	0	71	847	563	0	0
0	0	0	0	0	0	0	0

0	0	0	0	0	0	0	0

0	0	0	(1,344)	(1,967)	0	0	(1)

2,988	(409)	33	(38,088)	(1,015)	107	2,565	0
0	0	(4,917)	(7,375)	(268)	(351)	(104)	0

2,993	(401)	(4,884)	(46,736)	(2,403)	319	2,461	(1)

0	0	23,112	(32,967)	289	919	2,806	(1)

0	0	78,096	111,063	8,127	7,208	0	1

$0	$0	$101,208	$78,096	$8,416	$8,127	$2,806	$0

0	0	38,333	62,400	3,646	3,628	0	1

1,729,892	3,519,773	6,985	2,875	2,587	10,304	2,931	0
(1,729,892)	(3,519,773)	(9,014)	(26,942)	(3,538)	(10,286)	(1,919)	(1)

0	0	36,304	38,333	2,695	3,646	1,012	0

The accompanying notes are an integral part of these financial statements.

A38

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

	SUBACCOUNTS
	ProFund VP Technology		ProFund VP Telecommunications		ProFund VP U.S. Government Plus
	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012
OPERATIONS
Net investment income (loss)	$(1)	$(35)	$121	$138	$(13)	$(713)
Capital gains distributions received	0	0	203	0	13,018	52,435
Realized gain (loss) on shares redeemed	0	2,157	202	140	(11,116)	37,989
Net change in unrealized gain (loss) on investments	96	1,090	65	259	189	(80,458)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	95	3,212	591	537	2,078	9,253

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	37	71	1,119	1,156	508	10,258
Policy loans	0	0	0	0	0	0
Policy loan repayments and interest	0	0	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	0	0	(6,553)	(328,248)
Net transfers between other subaccounts or fixed rate option	0	(21,592)	(17)	19	(2,504)	29,898
Other charges	(18)	(145)	(561)	(519)	(663)	(2,841)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	19	(21,666)	541	656	(9,212)	(290,933)

TOTAL INCREASE (DECREASE) IN NET ASSETS	114	(18,454)	1,132	1,193	(7,134)	(281,680)

NET ASSETS
Beginning of period	370	18,824	4,547	3,354	7,134	288,814

End of period	$484	$370	$5,679	$4,547	$0	$7,134

Beginning units	198	11,087	3,043	2,609	3,582	146,052

Units issued	18	728	1,564	3,029	840,917	454,613
Units redeemed	(9)	(11,617)	(1,207)	(2,595)	(844,499)	(597,083)

Ending units	207	198	3,400	3,043	0	3,582

The accompanying notes are an integral part of these financial statements.

A39

SUBACCOUNTS (Continued)
ProFund VP UltraMid-Cap		ProFund VP UltraNASDAQ-100		ProFund VP UltraSmall-Cap		ProFund VP Bull
01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012

$(37)	$(21)	$(171)	$(94)	$(73)	$(40)	$(121)	$(109)
0	0	0	0	0	0	522	0
9,716	7,010	52,187	15,408	27,118	14,038	1,681	5,617
0	0	(92)	93	0	0	10,434	(2,271)

9,679	6,989	51,924	15,407	27,045	13,998	12,516	3,237

0	0	0	5	0	0	646	574
0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0
0	0	0	0	0	0	(901)	(670)
7,248	(6,989)	118,818	(87,053)	23,713	(13,988)	(396)	2,121
(11)	0	0	(30)	0	(10)	(2,476)	(3,753)

7,237	(6,989)	118,818	(87,078)	23,713	(13,998)	(3,127)	(1,728)

16,916	0	170,742	(71,671)	50,758	0	9,389	1,509

0	0	15,420	87,091	0	0	43,649	42,140

$16,916	$0	$186,162	$15,420	$50,758	$0	$53,038	$43,649

0	0	5,429	40,914	0	0	27,927	30,630

422,863	560,816	1,942,620	1,950,070	1,034,211	1,347,882	29,497	294,395
(419,067)	(560,816)	(1,911,347)	(1,985,555)	(1,020,794)	(1,347,882)	(31,207)	(297,098)

3,796	0	36,702	5,429	13,417	0	26,217	27,927

The accompanying notes are an integral part of these financial statements.

A40

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

	SUBACCOUNTS
	ProFund VP Utilities		AST T. Rowe Price Large-Cap Growth Portfolio		AST Cohen & Steers Realty Portfolio
	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012
OPERATIONS
Net investment income (loss)	$57	$7	$(52,526)	$(43,028)	$(5,022)	$54,332
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	10	40	696,090	279,033	113,803	76,064
Net change in unrealized gain (loss) on investments	0	(140)	7,427,472	2,424,915	(15,753)	391,880

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	67	(93)	8,071,036	2,660,920	93,028	522,276

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	12	72	2,257,282	1,999,389	1,180,691	1,055,429
Policy loans	0	0	(470,800)	(403,487)	(174,239)	(76,389)
Policy loan repayments and interest	0	0	101,868	117,685	25,989	19,268
Surrenders, withdrawals and death benefits	0	0	(1,406,346)	(703,942)	(210,781)	(214,816)
Net transfers between other subaccounts or fixed rate option	(2)	(2,143)	1,636,418	297,714	499,980	224,681
Other charges	(34)	(34)	(1,093,661)	(995,176)	(490,599)	(530,906)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(24)	(2,105)	1,024,761	312,183	831,041	477,267

TOTAL INCREASE (DECREASE) IN NET ASSETS	43	(2,198)	9,095,797	2,973,103	924,069	999,543

NET ASSETS
Beginning of period	373	2,571	18,229,923	15,256,820	4,273,692	3,274,149

End of period	$416	$373	$27,325,720	$18,229,923	$5,197,761	$4,273,692

Beginning units	167	1,152	1,427,492	1,401,511	266,362	235,152

Units issued	820	699	308,798	237,875	121,923	100,057
Units redeemed	(822)	(1,684)	(247,536)	(211,894)	(73,858)	(68,847)

Ending units	165	167	1,488,754	1,427,492	314,427	266,362

The accompanying notes are an integral part of these financial statements.

A41

SUBACCOUNTS (Continued)
AST J.P. Morgan Strategic Opportunities Portfolio		AST Herndon Large-Cap Value Portfolio		AST Federated Aggressive Growth Portfolio		AST Small-Cap Value Portfolio
01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012

$(6,670)	$45,745	$(4,387)	$33,619	$(3,430)	$(2,531)	$(5,254)	$14,645
0	0	0	0	0	0	0	0
63,713	18,451	65,510	(2,812)	46,939	18,060	98,887	52,605
396,359	245,129	1,232,739	347,278	1,150,301	406,133	1,549,874	568,355

453,402	309,325	1,293,862	378,085	1,193,810	421,662	1,643,507	635,605

1,692,227	1,289,517	987,835	846,926	892,797	705,352	994,835	984,766
(165,005)	(18,836)	(82,016)	(46,297)	(71,582)	(55,132)	(189,401)	(87,309)
7,876	11,284	8,560	15,356	15,639	12,129	23,469	15,626
(138,565)	(103,693)	(124,857)	(134,679)	(105,997)	(97,887)	(158,963)	(172,010)
405,780	387,968	158,857	71,420	114,283	32,520	179,596	(58,560)
(730,615)	(626,492)	(398,047)	(401,043)	(360,632)	(362,415)	(432,730)	(478,892)

1,071,698	939,748	550,332	351,683	484,508	234,567	416,806	203,621

1,525,100	1,249,073	1,844,194	729,768	1,678,318	656,229	2,060,313	839,226

3,759,926	2,510,853	3,502,420	2,772,652	2,726,518	2,070,289	4,276,295	3,437,069

$5,285,026	$3,759,926	$5,346,614	$3,502,420	$4,404,836	$2,726,518	$6,336,608	$4,276,295

265,207	195,910	283,989	254,695	192,839	175,646	286,424	271,753

156,941	129,014	98,252	95,394	68,538	63,742	74,715	80,090
(86,318)	(59,717)	(59,903)	(66,100)	(39,906)	(46,549)	(51,933)	(65,419)

335,830	265,207	322,338	283,989	221,471	192,839	309,206	286,424

The accompanying notes are an integral part of these financial statements.

A42

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

	SUBACCOUNTS
	AST Goldman Sachs Mid-Cap Growth Portfolio		AST Large-Cap Value Portfolio		AST Loomis Sayles Large-Cap Growth Portfolio
	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012
OPERATIONS
Net investment income (loss)	$(3,872)	$(2,893)	$(48,040)	$489,918	$(20,039)	$26,774
Capital gains distributions received	0	347,007	0	0	0	0
Realized gain (loss) on shares redeemed	70,044	21,723	317,194	(125,841)	237,264	350,396
Net change in unrealized gain (loss) on investments	1,006,834	122,110	6,502,418	1,971,221	3,526,034	792,998

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,073,006	487,947	6,771,572	2,335,298	3,743,259	1,170,168

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	931,778	759,749	2,664,116	2,387,841	1,423,211	1,446,228
Policy loans	(145,479)	(63,026)	(822,919)	(397,380)	(392,724)	(197,670)
Policy loan repayments and interest	19,303	18,497	312,676	118,834	242,325	45,834
Surrenders, withdrawals and death benefits	(145,899)	(104,630)	(1,254,637)	(719,396)	(443,881)	(2,249,256)
Net transfers between other subaccounts or fixed rate option	209,243	52,684	1,545,547	177,777	1,399,815	(171,521)
Other charges	(425,587)	(400,100)	(1,117,649)	(1,005,287)	(646,843)	(729,892)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	443,359	263,174	1,327,134	562,389	1,581,903	(1,856,277)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,516,365	751,121	8,098,706	2,897,687	5,325,162	(686,109)

NET ASSETS
Beginning of period	3,169,602	2,418,481	16,682,480	13,784,793	9,043,375	9,729,484

End of period	$4,685,967	$3,169,602	$24,781,186	$16,682,480	$14,368,537	$9,043,375

Beginning units	183,648	167,447	1,804,426	1,738,094	783,515	932,663

Units issued	68,655	59,983	445,626	381,560	279,772	142,931
Units redeemed	(46,707)	(43,782)	(330,319)	(315,228)	(143,042)	(292,079)

Ending units	205,596	183,648	1,919,733	1,804,426	920,245	783,515

The accompanying notes are an integral part of these financial statements.

A43

SUBACCOUNTS (Continued)
AST MFS Growth Portfolio		AST Neuberger Berman Mid-Cap Growth Portfolio		AST Small-Cap Growth Portfolio		AST PIMCO Limited Maturity Bond Portfolio
01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012

$(1,832)	$(1,143)	$(315)	$(296)	$(36,126)	$(29,995)	$(1,872)	$16,361
0	0	0	0	0	0	0	43,800
38,277	15,978	8,131	3,710	391,905	295,382	(2,997)	0
543,642	152,135	81,104	30,282	4,306,350	1,156,125	(39,068)	6,368

580,087	166,970	88,920	33,696	4,662,129	1,421,512	(43,937)	66,529

632,352	479,210	14	38	1,778,911	1,707,409	510,607	456,009
(35,117)	(7,401)	(1,954)	(1,336)	(395,805)	(351,009)	(54,178)	(13,473)
4,832	5,198	0	0	95,034	91,067	9,065	20,605
(105,682)	(71,985)	(12,752)	(2,484)	(662,315)	(482,892)	(77,501)	(379,450)
235,168	201,133	(5,649)	(4,948)	431,485	(240,657)	186,840	526,103
(314,783)	(260,375)	(9,136)	(12,639)	(824,402)	(813,897)	(247,957)	(228,187)

416,770	345,780	(29,477)	(21,369)	422,908	(89,979)	326,876	381,607

996,857	512,750	59,443	12,327	5,085,037	1,331,533	282,939	448,136

1,397,465	884,715	291,343	279,016	13,302,238	11,970,705	1,701,119	1,252,983

$2,394,322	$1,397,465	$350,786	$291,343	$18,387,275	$13,302,238	$1,984,058	$1,701,119

101,289	75,005	17,744	19,079	970,911	978,139	123,760	95,343

55,751	53,516	0	0	165,379	161,831	59,871	78,544
(29,968)	(27,232)	(1,617)	(1,335)	(141,277)	(169,059)	(35,929)	(50,127)

127,072	101,289	16,127	17,744	995,013	970,911	147,702	123,760

The accompanying notes are an integral part of these financial statements.

A44

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

	SUBACCOUNTS
	AST T. Rowe Price Natural Resources Portfolio		AST MFS Global Equity Portfolio		AST J.P. Morgan International Equity Portfolio
	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012
OPERATIONS
Net investment income (loss)	$(11,166)	$37,342	$(2,506)	$16,466	$(4,726)	$70,257
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	(33,344)	(273,837)	48,302	8,111	57,681	4,451
Net change in unrealized gain (loss) on investments	1,651,449	588,871	555,689	278,138	637,598	677,957

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,606,939	352,376	601,485	302,715	690,553	752,665

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,644,503	2,796,863	552,056	374,097	1,057,353	1,067,715
Policy loans	(256,218)	(205,791)	(27,065)	(24,856)	(141,835)	(108,371)
Policy loan repayments and interest	76,131	34,984	5,710	7,996	17,727	21,162
Surrenders, withdrawals and death benefits	(377,299)	(1,292,678)	(88,132)	(36,681)	(144,562)	(163,565)
Net transfers between other subaccounts or fixed rate option	16,672	(211,817)	765,384	250,083	37,321	(57,887)
Other charges	(1,030,232)	(1,264,746)	(251,575)	(207,863)	(397,370)	(459,934)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	1,073,557	(143,185)	956,378	362,776	428,634	299,120

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,680,496	209,191	1,557,863	665,491	1,119,187	1,051,785

NET ASSETS
Beginning of period	9,980,051	9,770,860	1,839,816	1,174,325	4,315,822	3,264,037

End of period	$12,660,547	$9,980,051	$3,397,679	$1,839,816	$5,435,009	$4,315,822

Beginning units	704,102	713,574	111,812	87,751	322,558	297,102

Units issued	197,355	229,285	80,371	45,226	92,920	101,383
Units redeemed	(126,539)	(238,757)	(30,237)	(21,165)	(63,009)	(75,927)

Ending units	774,918	704,102	161,946	111,812	352,469	322,558

The accompanying notes are an integral part of these financial statements.

A45

SUBACCOUNTS (Continued)
AST Templeton Global Bond Portfolio		Neuberger Berman Adviser’s Management Trust Socially Responsive Portfolio – Service Shares		American Century VP Mid Cap Value Fund – Class 1 Shares		JPMorgan Insurance Trust Intrepid Mid Cap Portfolio – Class 1 Shares
01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012

$(1,807)	$40,896	$839	$7	$18,751	$19,771	$4,139	$2,188
0	29,643	0	0	19,493	51,062	0	0
(6,898)	(3,311)	4,033	3,061	18,811	9,033	7,033	12,678
(58,894)	18,910	37,240	8,107	350,727	62,682	175,213	27,920

(67,599)	86,138	42,112	11,175	407,782	142,548	186,385	42,786

458,083	392,618	58,630	36,048	318,179	231,592	205,053	104,346
(49,948)	(23,183)	(6,290)	(251)	(13,375)	(4,419)	(79,485)	(2,824)
5,990	5,535	3,362	115	3,083	531	81,021	6,151
(82,553)	(213,472)	(7,118)	(877)	(65,542)	(60,309)	(13,674)	(76,372)
142,994	126,953	127,587	(56,124)	693,128	159,918	341,768	94,685
(180,981)	(214,151)	(27,079)	(22,106)	(158,581)	(124,418)	(76,244)	(46,328)

293,585	74,300	149,092	(43,195)	776,892	202,895	458,439	79,658

225,986	160,438	191,204	(32,020)	1,184,674	345,443	644,824	122,444

1,728,401	1,567,963	69,367	101,387	1,106,700	761,257	333,733	211,289

$1,954,387	$1,728,401	$260,571	$69,367	$2,291,374	$1,106,700	$978,557	$333,733

118,526	113,031	6,383	10,300	80,635	64,480	27,779	20,404

46,892	44,815	14,833	4,577	64,056	32,414	43,637	20,211
(26,028)	(39,320)	(3,750)	(8,494)	(16,348)	(16,259)	(13,458)	(12,836)

139,390	118,526	17,466	6,383	128,343	80,635	57,958	27,779

The accompanying notes are an integral part of these financial statements.

A46

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

	SUBACCOUNTS
	The Dreyfus Socially Responsible Growth Fund – Service Shares		Dreyfus Investment Portfolios, MidCap Stock Portfolio – Service Shares		MFS® Utilities Series – Initial Class
	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012
OPERATIONS
Net investment income (loss)	$1,463	$385	$3,695	$177	$59,210	$103,551
Capital gains distributions received	0	0	0	0	49,191	0
Realized gain (loss) on shares redeemed	5,082	2,218	7,605	5,409	52,512	27,687
Net change in unrealized gain (loss) on investments	40,999	6,015	105,318	31,488	259,741	61,411

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	47,544	8,618	116,618	37,074	420,654	192,649

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	73,438	55,771	87,703	54,755	796,818	535,306
Policy loans	(7,853)	(2,008)	(5,103)	(1,002)	(42,954)	(11,892)
Policy loan repayments and interest	732	1,101	137	3,668	6,091	1,554
Surrenders, withdrawals and death benefits	(1,693)	(2,414)	(7,806)	(9,775)	(117,334)	(76,552)
Net transfers between other subaccounts or fixed rate option	16,888	25,016	168,448	16,261	483,603	116,206
Other charges	(37,239)	(29,868)	(40,560)	(30,824)	(365,891)	(277,137)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	44,273	47,598	202,819	33,083	760,333	287,485

TOTAL INCREASE (DECREASE) IN NET ASSETS	91,817	56,216	319,437	70,157	1,180,987	480,134

NET ASSETS
Beginning of period	123,188	66,972	242,201	172,044	1,786,865	1,306,731

End of period	$215,005	$123,188	$561,638	$242,201	$2,967,852	$1,786,865

Beginning units	10,370	6,291	19,447	16,470	152,664	126,568

Units issued	7,654	7,818	19,300	9,688	117,589	80,537
Units redeemed	(4,503)	(3,739)	(5,234)	(6,711)	(59,639)	(54,441)

Ending units	13,521	10,370	33,513	19,447	210,614	152,664

The accompanying notes are an integral part of these financial statements.

A47

SUBACCOUNTS (Continued)
AST Schroders Multi-Asset World Strategies Portfolio		AST PIMCO Total Return Bond Portfolio		AST T. Rowe Price Asset Allocation Portfolio		AST Wellington Management Hedged Equity Portfolio
01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012

$(4,061)	$19,311	$(163,306)	$1,615,015	$(6,548)	$15,678	$(85,947)	$53,952
0	0	0	712,244	0	12,197	0	0
19,803	1,150	310,143	279,147	32,613	5,831	837,483	490,701
203,175	83,643	(1,581,734)	3,097,154	377,844	129,274	8,968,619	3,974,064

218,917	104,104	(1,434,897)	5,703,560	403,909	162,980	9,720,155	4,518,717

707,222	492,682	4,824,213	4,842,162	1,239,854	791,950	8,375,081	9,001,775
(5,442)	(4,179)	(1,208,547)	(1,060,765)	(21,597)	(7,205)	(948,511)	(1,001,426)
539	59	932,295	487,748	1,051	407	333,827	200,648
(44,722)	(14,049)	(1,784,308)	(2,469,274)	(40,339)	(20,037)	(2,295,177)	(1,992,692)
241,902	169,248	(3,694,543)	(33,806)	748,565	346,061	(264,468)	(786,910)
(311,326)	(245,011)	(2,708,593)	(2,730,813)	(584,485)	(403,815)	(3,414,793)	(3,958,086)

588,173	398,750	(3,639,483)	(964,748)	1,343,049	707,361	1,785,959	1,463,309

807,090	502,854	(5,074,380)	4,738,812	1,746,958	870,341	11,506,114	5,982,026

1,276,397	773,543	68,436,630	63,697,818	1,843,608	973,267	47,191,304	41,209,278

$2,083,487	$1,276,397	$63,362,250	$68,436,630	$3,590,566	$1,843,608	$58,697,418	$47,191,304

84,730	56,927	5,709,814	5,795,467	115,919	69,282	3,776,199	3,655,129

64,811	46,239	718,261	827,574	124,050	75,623	732,053	778,326
(28,341)	(18,436)	(1,031,685)	(913,227)	(46,253)	(28,986)	(604,430)	(657,256)

121,200	84,730	5,396,390	5,709,814	193,716	115,919	3,903,822	3,776,199

The accompanying notes are an integral part of these financial statements.

A48

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

	SUBACCOUNTS
	AST Balanced Asset Allocation Portfolio		AST Preservation Asset Allocation Portfolio		AST First Trust Balanced Target Portfolio
	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012
OPERATIONS
Net investment income (loss)	$(161,011)	$621,993	$(44,713)	$161,274	$(3,589)	$14,297
Capital gains distributions received	0	2,435,738	0	1,040,209	0	0
Realized gain (loss) on shares redeemed	1,106,004	681,890	257,740	131,153	20,010	3,900
Net change in unrealized gain (loss) on investments	13,223,431	4,731,453	1,527,457	322,081	197,520	72,492

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	14,168,424	8,471,074	1,740,484	1,654,717	213,941	90,689

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	14,955,936	14,369,452	3,214,344	2,934,195	647,031	508,835
Policy loans	(1,913,092)	(1,705,649)	(357,141)	(440,883)	(1,073)	(588)
Policy loan repayments and interest	473,227	385,523	125,518	64,554	133	9
Surrenders, withdrawals and death benefits	(4,853,849)	(4,233,810)	(725,928)	(884,286)	(14,404)	(19,238)
Net transfers between other subaccounts or fixed rate option	2,933,950	527,724	1,057,028	767,055	255,110	74,593
Other charges	(6,968,565)	(6,984,639)	(1,520,597)	(1,484,544)	(280,632)	(230,615)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	4,627,607	2,358,601	1,793,224	956,091	606,165	332,996

TOTAL INCREASE (DECREASE) IN NET ASSETS	18,796,031	10,829,675	3,533,708	2,610,808	820,106	423,685

NET ASSETS
Beginning of period	78,911,993	68,082,318	18,426,971	15,816,163	1,100,846	677,161

End of period	$97,708,024	$78,911,993	$21,960,679	$18,426,971	$1,920,952	$1,100,846

Beginning units	6,277,235	6,080,893	1,501,269	1,419,225	71,394	48,466

Units issued	1,393,165	1,367,817	448,338	357,552	60,634	39,932
Units redeemed	(1,051,181)	(1,171,475)	(307,732)	(275,508)	(23,200)	(17,004)

Ending units	6,619,219	6,277,235	1,641,875	1,501,269	108,828	71,394

The accompanying notes are an integral part of these financial statements.

A49

SUBACCOUNTS (Continued)
AST Prudential Growth Allocation Portfolio		AST Advanced Strategies Portfolio		AST Schroders Global Tactical Portfolio		AST RCM World Trends Portfolio
01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012

$(4,865)	$12,439	$(4,565)	$12,018	$(3,723)	$2,417	$(2,826)	$3,043
0	0	0	3,858	0	4,670	0	24,382
11,575	1,416	19,787	7,007	18,079	6,436	7,986	3,460
308,807	100,690	258,282	102,556	228,819	111,217	127,744	45,244

315,517	114,545	273,504	125,439	243,175	124,740	132,904	76,129

1,004,235	617,093	873,314	658,860	621,175	480,991	339,372	301,046
(15,737)	(2,855)	(14,142)	(8,173)	(8,353)	(8,942)	(6,687)	(16,127)
1,156	170	1,233	286	965	270	632	166
(38,570)	(2,019)	(55,899)	(4,197)	(24,514)	(11,365)	(30,725)	(38,962)
345,829	350,916	391,776	202,406	231,832	172,569	118,660	132,892
(401,640)	(299,889)	(433,180)	(316,174)	(309,900)	(267,409)	(200,233)	(161,044)

895,273	663,416	763,102	533,008	511,205	366,114	221,019	217,971

1,210,790	777,961	1,036,606	658,447	754,380	490,854	353,923	294,100

1,503,867	725,906	1,361,041	702,594	1,144,202	653,348	961,557	667,457

$2,714,657	$1,503,867	$2,397,647	$1,361,041	$1,898,582	$1,144,202	$1,315,480	$961,557

96,840	52,653	83,712	48,990	70,657	46,645	65,616	50,105

82,998	64,892	74,384	59,058	50,782	43,507	30,570	30,889
(30,088)	(20,705)	(31,258)	(24,336)	(21,884)	(19,495)	(16,150)	(15,378)

149,750	96,840	126,838	83,712	99,555	70,657	80,036	65,616

The accompanying notes are an integral part of these financial statements.

A50

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

	SUBACCOUNTS
	AST BlackRock Global Strategies Portfolio		TOPS Aggressive Growth ETF Portfolio		TOPS Balanced ETF Portfolio
	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012
OPERATIONS
Net investment income (loss)	$(256,824)	$371,640	$2,908	$77	$4,487	$(52)
Capital gains distributions received	0	0	636	0	0	0
Realized gain (loss) on shares redeemed	933,305	(42,440)	7,091	885	1,285	629
Net change in unrealized gain (loss) on investments	13,294,895	13,121,989	63,487	11,093	23,040	9,406

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	13,971,376	13,451,189	74,122	12,055	28,812	9,983

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	23,043,171	23,859,111	325,309	129,032	165,105	51,818
Policy loans	(3,791,036)	(3,153,269)	(5,857)	(5,954)	(75)	(8)
Policy loan repayments and interest	838,366	740,334	5,712	228	49	4
Surrenders, withdrawals and death benefits	(7,270,558)	(6,937,024)	(6,770)	(12,434)	0	(132)
Net transfers between other subaccounts or fixed rate option	(1,484,989)	(1,340,828)	225,919	103,803	155,694	167,908
Other charges	(9,264,071)	(10,312,299)	(161,280)	(64,543)	(84,017)	(31,053)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	2,070,883	2,856,025	383,033	150,132	236,756	188,537

TOTAL INCREASE (DECREASE) IN NET ASSETS	16,042,259	16,307,214	457,155	162,187	265,568	198,520

NET ASSETS
Beginning of period	130,116,898	113,809,684	177,103	14,916	244,576	46,056

End of period	$146,159,157	$130,116,898	$634,258	$177,103	$510,144	$244,576

Beginning units	12,583,264	12,292,993	14,292	1,403	21,207	4,463

Units issued	2,384,041	2,609,591	41,397	20,911	26,502	19,913
Units redeemed	(2,192,695)	(2,319,320)	(13,911)	(8,022)	(7,125)	(3,169)

Ending units	12,774,610	12,583,264	41,778	14,292	40,584	21,207

The accompanying notes are an integral part of these financial statements.

A51

SUBACCOUNTS (Continued)
TOPS Capital Preservation ETF Portfolio		TOPS Growth ETF Portfolio		TOPS Moderate Growth ETF Portfolio		TOPS Managed Risk Balanced ETF Portfolio
01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012

$885	$46	$4,782	$175	$5,589	$697	$3,828	$(387)
642	0	36	724	2,086	0	0	0
1,902	338	10,067	778	4,297	275	8,919	3,323
(1,073)	1,796	81,448	21,833	53,085	16,782	35,174	21,901

2,356	2,180	96,333	23,510	65,057	17,754	47,921	24,837

47,237	16,244	337,680	127,001	298,782	135,619	288,403	226,542
(43)	(218)	(14,618)	(6)	(61)	(6)	(415)	0
1,801	1,735	13,630	3	18	3	23	0
(257)	(159)	(1,463)	(849)	(15,908)	(163)	(244)	(5)
2,854	10,058	195,117	241,869	191,081	274,505	219,638	228,713
(17,173)	(10,134)	(140,599)	(62,916)	(148,325)	(74,702)	(195,842)	(149,282)

34,419	17,526	389,747	305,102	325,587	335,256	311,563	305,968

36,775	19,706	486,080	328,612	390,644	353,010	359,484	330,805

34,295	14,589	370,223	41,611	365,012	12,002	427,168	96,363

$71,070	$34,295	$856,303	$370,223	$755,656	$365,012	$786,652	$427,168

3,055	1,430	28,091	3,659	30,772	1,161	39,442	9,616

11,267	3,189	40,317	30,319	38,550	36,468	45,971	44,116
(8,262)	(1,564)	(13,705)	(5,887)	(12,898)	(6,857)	(17,926)	(14,290)

6,060	3,055	54,703	28,091	56,424	30,772	67,487	39,442

The accompanying notes are an integral part of these financial statements.

A52

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

	SUBACCOUNTS
	TOPS Managed Risk Growth ETF Portfolio		TOPS Managed Risk Moderate Growth ETF Portfolio		American Funds Growth Fund – Class 2	American Funds Growth-Income Fund – Class 2
	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	01/01/2013 to 12/31/2013	01/01/2012 to 12/31/2012	10/7/2013* to 12/31/2013	10/7/2013* to 12/31/2013
OPERATIONS
Net investment income (loss)	$9,411	$(643)	$4,954	$(283)	$117	$9
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	9,011	274	4,286	651	4	0
Net change in unrealized gain (loss) on investments	155,717	30,367	77,728	23,449	996	132

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATION	174,139	29,998	86,968	23,817	1,117	141

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	553,196	267,000	268,211	97,298	22,870	7,533
Policy loans	(2,457)	(1,951)	(187)	0	(172)	(86)
Policy loan repayments and interest	197	35	3	0	0	0
Surrenders, withdrawals and death benefits	(1,680)	(30)	(188)	(16)	0	0
Net transfers between other subaccounts or fixed rate option	538,452	421,445	220,409	361,066	27,600	8,393
Other charges	(237,464)	(97,352)	(133,260)	(55,212)	(1,462)	(108)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	850,244	589,147	354,988	403,136	48,836	15,732

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,024,383	619,145	441,956	426,953	49,953	15,873

NET ASSETS
Beginning of period	720,137	100,992	523,129	96,176	0	0

End of period	$1,744,520	$720,137	$965,085	$523,129	$49,953	$15,873

Beginning units	66,560	10,066	48,860	9,587	0	0

Units issued	98,831	66,204	43,324	44,742	4,808	1,467
Units redeemed	(25,771)	(9,710)	(12,014)	(5,469)	(155)	(19)

Ending units	139,620	66,560	80,170	48,860	4,653	1,448

*	Date subaccount became available for investment

The accompanying notes are an integral part of these financial statements.

A53

SUBACCOUNTS (Continued)
American Funds International Fund – Class 2	Fidelity VIP Contrafund Portfolio – Service Class 2	Fidelity VIP MidCap Portfolio – Service Class 2	Franklin Income Securities Fund – Class 2	Mutual Shares Securities Fund – Class 2	Templeton Growth Securities Fund – Class 2	Hartford Capital Appreciation HLS Fund – Class IB	Hartford Disciplined Equity HLS Fund – Class IB
10/7/2013* to 12/31/2013	10/7/2013* to 12/31/2013	10/7/2013* to 12/31/2013	10/7/2013* to 12/31/2013	10/7/2013* to 12/31/2013	10/7/2013* to 12/31/2013	10/7/2013* to 12/31/2013	10/7/2013* to 12/31/2013

$3	$76	$62	$0	$0	$0	$32	$0
0	3	2,836	0	0	0	13	0
0	1	(19)	0	0	0	1	0
124	296	(1,640)	47	38	8	263	1

127	376	1,239	47	38	8	309	1

7,453	897	475	0	0	18	1,564	3
0	0	(86)	0	0	0	0	0
0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0
411	9,689	25,468	9,040	2,054	599	11,115	94
(38)	(169)	(369)	(29)	(28)	(28)	(73)	(13)

7,826	10,417	25,488	9,011	2,026	589	12,606	84

7,953	10,793	26,727	9,058	2,064	597	12,915	85

0	0	0	0	0	0	0	0

$7,953	$10,793	$26,727	$9,058	$2,064	$597	$12,915	$85

0	0	0	0	0	0	0	0

751	1,007	2,500	864	196	58	1,193	9
(4)	(17)	(45)	(3)	(3)	(2)	(8)	(1)

747	990	2,455	861	193	56	1,185	8

*	Date subaccount became available for investment

The accompanying notes are an integral part of these financial statements.

A54

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

	SUBACCOUNTS
	Hartford Dividend and Growth HLS Fund – Class IB	Hartford Growth Opportunities HLS Fund – Class IB	MFS Research Bond – Initial Class	MFS Value Series – Initial Class
	10/7/2013* to 12/31/2013	10/7/2013* to 12/31/2013	10/7/2013* to 12/31/2013	10/7/2013* to 12/31/2013
OPERATIONS
Net investment income (loss)	$87	$(1)	$0	$(2)
Capital gains distributions received	28	0	0	0
Realized gain (loss) on shares redeemed	(1)	(2)	0	15
Net change in unrealized gain (loss) on investments	37	313	0	773

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	151	310	0	786

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	56	1,208	9	235
Policy loans	0	0	0	0
Policy loan repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	0	0
Net transfers between other subaccounts or fixed rate option	14,363	6,799	946	17,760
Other charges	(109)	(144)	(7)	(555)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	14,310	7,863	948	17,440

TOTAL INCREASE (DECREASE) IN NET ASSETS	14,461	8,173	948	18,226

NET ASSETS
Beginning of period	0	0	0	0

End of period	$14,461	$8,173	$948	$18,226

Beginning units	0	0	0	0

Units issued	1,333	776	95	1,702
Units redeemed	(11)	(14)	(1)	(51)

Ending units	1,322	762	94	1,651

*	Date subaccount became available for investment

The accompanying notes are an integral part of these financial statements.

A55

NOTES TO FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT
December 31, 2013

Note 1:	General

Pruco Life Variable Universal Account (the “Account”) was established on April 17, 1989 under Arizona law as a separate investment account of Pruco Life Insurance Company (“Pruco Life”), which is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential”), a wholly-owned subsidiary of Prudential Financial, Inc. (“PFI”). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from Pruco Life’s other assets and liabilities. The portion of the Account’s assets applicable to the variable life contracts is not chargeable with liabilities arising out of any other business Pruco Life may conduct. Proceeds from purchases of Pruselect I, Pruselect II, Pruselect III, Survivorship Variable Universal Life (SVUL), PruLife Custom Premier (VULII), PruLife Advisor Select (PROSEL), MPremier VUL (MPVUL), PruLife Custom Premier II (ENVUL), and Variable Universal Life Protector (VULP) contracts are invested in the Account.

The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for individual variable life insurance contracts. There are one hundred and thirty two subaccounts within the Account of which one hundred and twenty eight had activity during the year. Each contract offers the option to invest in various subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, the Advanced Series Trust or one of the non-Prudential administered funds (collectively, the “Portfolios”). Investment options vary by contract.

The name of each Portfolio and the corresponding subaccount name are as follows:
American Century VP Income & Growth Fund
American Century VP Mid Cap Value Fund – Class 1 Shares
VP Value Fund
American Funds Growth Fund – Class 2
American Funds Growth-Income Fund – Class 2
American Funds International Fund – Class 2
AST Advanced Strategies Portfolio
AST Balanced Asset Allocation Portfolio
AST BlackRock Global Strategies Portfolio
AST Cohen & Steers Realty Portfolio
AST Federated Aggressive Growth Portfolio
AST First Trust Balanced Target Portfolio
AST Goldman Sachs Mid-Cap Growth Portfolio
AST Herndon Large-Cap Value Portfolio (formerly AST BlackRock Value Portfolio)
AST J.P. Morgan International Equity Portfolio (formerly AST JPMorgan International Equity Portfolio)
AST J.P. Morgan Strategic Opportunities Portfolio
AST Large-Cap Value Portfolio
AST Loomis Sayles Large-Cap Growth Portfolio (formerly AST Marsico Capital Growth Portfolio)
AST MFS Global Equity Portfolio
AST MFS Growth Portfolio
AST Neuberger Berman Mid-Cap Growth Portfolio
AST PIMCO Limited Maturity Bond Portfolio
AST PIMCO Total Return Bond Portfolio
AST Preservation Asset Allocation Portfolio
AST Prudential Growth Allocation Portfolio (formerly AST First Trust Capital Appreciation Target Portfolio)
AST RCM World Trends Portfolio (formerly AST Moderate Asset Allocation Portfolio)
AST Schroders Global Tactical Portfolio
AST Schroders Multi-Asset World Strategies Portfolio
AST Small-Cap Growth Portfolio
AST Small-Cap Value Portfolio
AST T. Rowe Price Asset Allocation Portfolio
AST T. Rowe Price Large-Cap Growth Portfolio
AST T. Rowe Price Natural Resources Portfolio
AST Templeton Global Bond Portfolio (formerly AST T. Rowe Price Global Bond Portfolio)
AST Wellington Management Hedged Equity Portfolio
Dreyfus Investment Portfolios, MidCap Stock Portfolio – Initial Shares
Dreyfus Investment Portfolios, MidCap Stock Portfolio – Service Shares
Dreyfus Variable Investment Fund, Opportunistic Small Cap Portfolio – Initial Shares
Fidelity VIP Contrafund Portfolio – Service Class 2
Fidelity VIP MidCap Portfolio – Service Class 2
Franklin Income Securities Fund – Class 2
FTVIP Franklin Small-Mid Cap Growth Securities Fund – Class 2
Goldman Sachs Structured Small Cap Equity Fund
Hartford Capital Appreciation HLS Fund – Class IB
Hartford Disciplined Equity HLS Fund – Class IB

A56

Note 1:	General (Continued)

Hartford Dividend and Growth HLS Fund – Class IB
Hartford Growth Opportunities HLS Fund – Class IB
Invesco V.I. Technology Fund
Invesco V.I. Utilities Fund
Janus Aspen Balanced Portfolio – Service Shares
Janus Aspen Enterprise Portfolio – Service Shares
Janus Aspen Janus Portfolio – Institutional Shares
Janus Aspen Janus Portfolio – Service Shares
Janus Aspen Overseas Portfolio – Service Shares
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio – Class 1 Shares
M Capital Appreciation Fund
M International Equity Fund
M Large Cap Growth Fund
M Large Cap Value Fund (formerly M Business Opportunity Value)
MFS Research Bond – Initial Class
MFS Value Series – Initial Class
MFS® Growth Series – Initial Class
MFS® Utilities Series – Initial Class
Mutual Shares Securities Fund – Class 2
Neuberger Berman Adviser’s Management Trust Socially Responsive Portfolio – Service Shares
Oppenheimer Discovery Mid-Cap Growth Fund/VA Service Shares (formerly Oppenheimer Small- & Mid-Cap Growth Fund/VA Service Shares)
ProFund VP Asia 30
ProFund VP Banks*
ProFund VP Basic Materials
ProFund VP Bear
ProFund VP Biotechnology
ProFund VP Bull
ProFund VP Consumer Goods Portfolio*
ProFund VP Consumer Services
ProFund VP Europe 30
ProFund VP Financials
ProFund VP Health Care
ProFund VP Industrials*
ProFund VP Internet
ProFund VP Japan
ProFund VP Mid-Cap Growth
ProFund VP Mid-Cap Value
ProFund VP Money Market
ProFund VP NASDAQ-100
ProFund VP Oil & Gas
ProFund VP Pharmaceuticals
ProFund VP Precious Metals
ProFund VP Real Estate
ProFund VP Rising Rates Opportunity
ProFund VP Semiconductor*
ProFund VP Short NASDAQ-100
ProFund VP Short Small-Cap
ProFund VP Small-Cap
ProFund VP Small-Cap Growth
ProFund VP Small-Cap Value
ProFund VP Technology
ProFund VP Telecommunications
ProFund VP U.S. Government Plus
ProFund VP UltraBull
ProFund VP UltraMid-Cap
ProFund VP UltraNASDAQ-100
ProFund VP UltraSmall-Cap
ProFund VP Utilities
Prudential Conservative Balanced Portfolio
Prudential Diversified Bond Portfolio
Prudential Equity Portfolio
Prudential Flexible Managed Portfolio
Prudential Global Portfolio
Prudential Government Income Portfolio
Prudential High Yield Bond Portfolio
Prudential Jennison 20/20 Focus Portfolio
Prudential Jennison Portfolio
Prudential Money Market Portfolio
Prudential Natural Resources Portfolio
Prudential Small Capitalization Stock Portfolio
Prudential SP International Growth Portfolio
Prudential SP International Value Portfolio
Prudential SP Prudential U.S. Emerging Growth Portfolio
Prudential SP Small Cap Value Portfolio
Prudential Stock Index Portfolio
Prudential Value Portfolio
T. Rowe Price International Stock Portfolio
Templeton Growth Securities Fund – Class 2
The Dreyfus Socially Responsible Growth Fund – Service Shares
TOPS Aggressive Growth ETF Portfolio
TOPS Balanced ETF Portfolio
TOPS Capital Preservation ETF Portfolio
TOPS Growth ETF Portfolio
TOPS Managed Risk Balanced ETF Portfolio (formerly TOPS Protected Balanced ETF Portfolio)
TOPS Managed Risk Growth ETF Portfolio (formerly TOPS Protected Growth ETF Portfolio)
TOPS Managed Risk Moderate Growth ETF Portfolio (formerly TOPS Protected Moderate Growth ETF Portfolio)
TOPS Moderate Growth ETF Portfolio

*	Subaccount was available for investment but had no assets as of December 31, 2013

The Portfolios are diversified open-end management investment companies, and each portfolio of The Prudential Series Fund and the Advanced Series Trust is managed by affiliates of Prudential. Each of the variable investment options of the Account indirectly bears exposure to the market, credit and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolios. Additional information on these mutual funds is available upon request to the appropriate companies.

Note 2:	Significant Accounting Policies

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates

A57

Note 2:	Significant Accounting Policies (Continued)

and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. Subsequent events have been evaluated through the date these financial statements were issued.

Investments—The investments in shares of the Portfolios are stated at the net asset value of the respective Portfolios, which is obtained from the custodian and is based on the fair value of the underlying securities in the respective Portfolios. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the Statements of Operations of the applicable subaccount.

Security Transactions—Realized gains and losses on security transactions are determined based upon an average cost of the investment sold. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

Dividend Income and Distributions Received—Dividend and capital gain distributions received are reinvested in additional shares of the Portfolios and are recorded on the ex- distribution date.

New Accounting Pronouncements

In June 2013, the Financial Accounting Standards Board issued updated guidance clarifying the characteristics of an investment company and requiring new disclosures. Under the guidance, all entities regulated under the Investment Company Act of 1940 automatically qualify as investment companies, while all other entities need to consider both the fundamental and typical characteristics of an investment company in determining whether they qualify as investment companies. This new guidance is effective for interim or annual reporting periods that begin after December 15, 2013, and should be applied prospectively. This guidance does not have an effect on the Account’s net assets or results of operations.

Note 3:	Fair Value

Fair Value Measurement-Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1—Fair value is based on unadjusted quoted prices in active markets that are accessible to the Account for identical investments. These generally provide the most reliable evidence and are used to measure fair value whenever available. Investments which have a net asset value which is readily available to the public are classified as Level 1.

Level 2—Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar securities, quoted market prices in markets that are not active for identical or similar securities, and other market observable inputs. Investments which have a net asset value which is only available to institutional clients are classified as Level 2.

Level 3—Fair value is based on at least one or more significant unobservable inputs for the investment. As of December 31, 2013, the Account did not have any Level 3 investments.

A58

Note 3:	Fair Value (Continued)

As of December 31, 2013, all investments have been classified as Level 1 with the exception of proprietary funds, consisting of The Prudential Series Fund, the Advanced Series Trust, and any non-proprietary funds where the net asset value is not readily observable by the public, which are classified as Level 2. The Level 2 investments as of December 31, 2013, are presented below.

Proprietary Funds (The Prudential Series Fund and the Advanced Series Trust)	$1,870,207,457
M Capital Appreciation Fund	$2,065,618

Transfers between Level 1 and Level 2

Periodically there are transfers between Level 1 and Level 2 for assets held in the Account. The classification of the Account investments may vary dependent on the availability of information to the public. Should an investment’s net asset value become publicly observable, the investment would be transferred from Level 2 to Level 1, and conversely transferred out of Level 1 and into Level 2 when a net asset value is no longer readily available to the public. During 2013, there were no transfers from Level 1 to Level 2. There were transfers from Level 2 to Level 1 as presented below. The transfers are based on values as of December 31, 2012.

Goldman Sachs Structured Small Cap Equity Fund	$1,761,890
Janus Aspen Enterprise Portfolio – Service Shares	$3,024,254
Janus Aspen Balanced Portfolio – Service Shares	$2,572,502
Janus Aspen Overseas Portfolio – Service Shares	$8,492,193
Janus Aspen Janus Portfolio – Service Shares	$3,244,468
Janus Aspen Janus Portfolio – Institutional Shares	$2,299,372
M International Equity Fund	$766,165
M Large Cap Value Fund	$1,562,979
M Large Cap Growth Fund	$1,538,415
Neuberger Berman Adviser’s Management Trust Socially Responsive Portfolio – Service Shares	$69,367
Oppenheimer Discovery Mid-Cap Growth Fund/VA Service Shares	$66,657
ProFund VP Asia 30	$2,919
ProFund VP Bear	$176
ProFund VP Biotechnology	$454
ProFund VP Basic Materials	$371
ProFund VP UltraBull	$19,979
ProFund VP Bull	$43,649
ProFund VP Oil & Gas	$12,015
ProFund VP Europe 30	$33,925
ProFund VP Financials	$7,228
ProFund VP U.S. Government Plus	$7,134
ProFund VP Health Care	$3,311
ProFund VP Internet	$1,309
ProFund VP Japan	$8,919
ProFund VP Precious Metals	$18,729
ProFund VP Mid-Cap Growth	$3,372
ProFund VP Money Market	$1,806,057
ProFund VP Mid-Cap Value	$1,639
ProFund VP Pharmaceuticals	$3,276
ProFund VP Real Estate	$37,764
ProFund VP NASDAQ-100	$82,346
ProFund VP Small-Cap	$78,096
ProFund VP Small-Cap Growth	$8,127
ProFund VP Technology	$370
ProFund VP Telecommunications	$4,547
ProFund VP UltraNASDAQ-100	$15,420
ProFund VP Utilities	$373
TOPS Aggressive Growth ETF Portfolio	$177,103
TOPS Balanced ETF Portfolio	$244,576
TOPS Capital Preservation ETF Portfolio	$34,295

A59

Note 3:	Fair Value (Continued)

TOPS Growth ETF Portfolio	$370,223
TOPS Moderate Growth ETF Portfolio	$365,012
TOPS Managed Risk Balanced ETF Portfolio	$427,168
TOPS Managed Risk Growth ETF Portfolio	$720,137
TOPS Managed Risk Moderate Growth ETF Portfolio	$523,129
Invesco V.I. Technology Fund	$542,519

Note 4:	Taxes

Pruco Life is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI’s consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Note 5:	Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Portfolios for the year ended December 31, 2013 were as follows:

	Purchases	Sales
Prudential Money Market Portfolio	$49,680,961	$41,438,540
Prudential Diversified Bond Portfolio	$12,788,481	$14,101,117
Prudential Equity Portfolio	$4,879,332	$6,799,119
Prudential Flexible Managed Portfolio	$2,433,800	$2,518,206
Prudential Conservative Balanced Portfolio	$1,143,001	$1,620,884
Prudential Value Portfolio	$5,615,436	$4,999,282
Prudential High Yield Bond Portfolio	$4,414,658	$3,903,098
Prudential Natural Resources Portfolio	$1,672,633	$1,126,132
Prudential Stock Index Portfolio	$12,600,891	$38,889,417
Prudential Global Portfolio	$2,277,048	$1,564,232
Prudential Government Income Portfolio	$714,511	$2,893,923
Prudential Jennison Portfolio	$5,648,314	$5,615,196
Prudential Small Capitalization Stock Portfolio	$1,802,771	$19,967,126
T. Rowe Price International Stock Portfolio	$30,349,127	$1,231,948
Janus Aspen Janus Portfolio – Institutional Shares	$163,542	$421,966
MFS® Growth Series – Initial Class	$342,919	$595,298
VP Value Fund	$868,788	$1,522,268
FTVIP Franklin Small-Mid Cap Growth Securities Fund – Class 2	$132,208	$532,463
American Century VP Income & Growth Fund	$307,531	$290,297
Dreyfus Investment Portfolios, MidCap Stock Portfolio – Initial Shares	$33,925	$46,000
Dreyfus Variable Investment Fund, Opportunistic Small Cap Portfolio – Initial Shares	$228,995	$135,109
Prudential SP Small Cap Value Portfolio	$3,621,210	$3,736,498
Prudential Jennison 20/20 Focus Portfolio	$1,021,795	$381,546
Goldman Sachs Structured Small Cap Equity Fund	$144,762	$177,801
Invesco V.I. Utilities Fund	$18,777	$13,056
Invesco V.I. Technology Fund	$79,253	$61,195
Janus Aspen Enterprise Portfolio – Service Shares	$277,504	$476,383
Janus Aspen Balanced Portfolio – Service Shares	$36,872	$112,364
Oppenheimer Discovery Mid-Cap Growth Fund/VA Service Shares	$0	$15,433
Janus Aspen Janus Portfolio – Service Shares	$203,202	$199,276
Prudential SP Prudential U.S. Emerging Growth Portfolio	$4,654,485	$4,321,116
Janus Aspen Overseas Portfolio – Service Shares	$2,206,563	$1,409,605
Prudential SP International Growth Portfolio	$3,771,252	$2,108,789
Prudential SP International Value Portfolio	$5,268,311	$2,774,914
M Large Cap Growth Fund	$935,369	$598,501

A60

Note 5:	Purchases and Sales of Investments (Continued)

	Purchases	Sales
M Capital Appreciation Fund	$393,223	$330,070
M International Equity Fund	$785,157	$367,574
M Large Cap Value Fund	$719,253	$720,601
ProFund VP Asia 30	$4,013	$5,453
ProFund VP Basic Materials	$36	$18
ProFund VP Bear	$996,588	$991,043
ProFund VP Biotechnology	$1,992	$1,309
ProFund VP UltraBull	$13,016,674	$12,774,481
ProFund VP Consumer Services	$1,330	$1,371
ProFund VP Oil & Gas	$15,095	$16,547
ProFund VP Europe 30	$13,188	$15,703
ProFund VP Financials	$21,152	$18,188
ProFund VP Health Care	$16,227	$14,325
ProFund VP Internet	$2,309	$3,765
ProFund VP Japan	$4,086	$5,280
ProFund VP Mid-Cap Growth	$2,568	$2,917
ProFund VP Mid-Cap Value	$72	$803
ProFund VP Money Market	$24,996,582	$25,434,677
ProFund VP NASDAQ-100	$53,318	$57,537
ProFund VP Pharmaceuticals	$13,862	$13,585
ProFund VP Precious Metals	$0	$749
ProFund VP Real Estate	$783,575	$782,698
ProFund VP Rising Rates Opportunity	$1,353	$1,323
ProFund VP Short NASDAQ-100	$680,342	$678,107
ProFund VP Short Small-Cap	$362,527	$359,543
ProFund VP Small-Cap	$15,602	$20,710
ProFund VP Small-Cap Growth	$6,639	$9,063
ProFund VP Small-Cap Value	$7,010	$4,555
ProFund VP Technology	$36	$19
ProFund VP Telecommunications	$2,464	$1,937
ProFund VP U.S. Government Plus	$1,564,055	$1,573,285
ProFund VP UltraMid-Cap	$1,518,192	$1,510,992
ProFund VP UltraNASDAQ-100	$7,180,570	$7,061,922
ProFund VP UltraSmall-Cap	$2,956,341	$2,932,701
ProFund VP Bull	$48,186	$51,432
ProFund VP Utilities	$2,071	$2,097
AST T. Rowe Price Large-Cap Growth Portfolio	$3,155,210	$2,182,974
AST Cohen & Steers Realty Portfolio	$1,394,400	$568,380
AST J.P. Morgan Strategic Opportunities Portfolio	$1,607,162	$542,134
AST Herndon Large-Cap Value Portfolio	$924,327	$378,382
AST Federated Aggressive Growth Portfolio	$720,937	$239,859
AST Small-Cap Value Portfolio	$755,479	$343,927
AST Goldman Sachs Mid-Cap Growth Portfolio	$819,175	$379,689
AST Large-Cap Value Portfolio	$3,516,736	$2,237,642
AST Loomis Sayles Large-Cap Growth Portfolio	$2,905,315	$1,343,451
AST MFS Growth Portfolio	$571,164	$156,225
AST Neuberger Berman Mid-Cap Growth Portfolio	$0	$29,793
AST Small-Cap Growth Portfolio	$1,520,775	$1,133,993
AST PIMCO Limited Maturity Bond Portfolio	$585,576	$260,572
AST T. Rowe Price Natural Resources Portfolio	$1,674,980	$612,588
AST MFS Global Equity Portfolio	$1,199,576	$245,705
AST J.P. Morgan International Equity Portfolio	$815,628	$391,720
AST Templeton Global Bond Portfolio	$460,835	$169,057
Neuberger Berman Adviser’s Management Trust Socially Responsive Portfolio – Service Shares	$174,195	$25,244
American Century VP Mid Cap Value Fund – Class 1 Shares	$885,672	$109,955
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio – Class 1 Shares	$653,231	$195,327
The Dreyfus Socially Responsible Growth Fund – Service Shares	$73,705	$29,599
Dreyfus Investment Portfolios, MidCap Stock Portfolio – Service Shares	$242,509	$40,097
MFS® Utilities Series – Initial Class	$1,123,862	$365,935
AST Schroders Multi-Asset World Strategies Portfolio	$771,900	$187,788

A61

Note 5:	Purchases and Sales of Investments (Continued)

	Purchases	Sales
AST PIMCO Total Return Bond Portfolio	$5,688,083	$9,490,872
AST T. Rowe Price Asset Allocation Portfolio	$1,587,075	$250,573
AST Wellington Management Hedged Equity Portfolio	$5,569,402	$3,869,390
AST Balanced Asset Allocation Portfolio	$10,600,030	$6,133,435
AST Preservation Asset Allocation Portfolio	$4,318,532	$2,570,022
AST FI Pyramis Quantitative Portfolio	$777,256	$174,681
AST Prudential Growth Allocation Portfolio	$1,021,915	$131,507
AST Advanced Strategies Portfolio	$915,107	$156,570
AST Schroders Global Tactical Portfolio	$628,261	$120,781
AST RCM World Trends Portfolio	$303,767	$85,574
AST BlackRock Global Strategies Portfolio	$13,515,169	$11,701,110
TOPS Aggressive Growth ETF Portfolio	$455,055	$72,385
TOPS Balanced ETF Portfolio	$257,330	$20,907
TOPS Capital Preservation ETF Portfolio	$117,896	$83,546
TOPS Growth ETF Portfolio	$485,191	$96,000
TOPS Moderate Growth ETF Portfolio	$385,981	$60,940
TOPS Managed Risk Balanced ETF Portfolio	$454,963	$144,897
TOPS Managed Risk Growth ETF Portfolio	$970,527	$123,197
TOPS Managed Risk Moderate Growth ETF Portfolio	$412,946	$59,552
American Funds Growth Fund – Class 2	$49,220	$388
American Funds Growth-Income Fund – Class 2	$15,864	$133
American Funds International Fund – Class 2	$7,827	$1
Fidelity VIP Contrafund Portfolio – Service Class 2	$10,478	$62
Fidelity VIP MidCap Portfolio – Service Class 2	$25,881	$396
Franklin Income Securities Fund – Class 2	$9,040	$29
Mutual Shares Securities Fund – Class 2	$2,054	$29
Templeton Growth Securities Fund – Class 2	$605	$17
Hartford Capital Appreciation HLS Fund – Class IB	$12,647	$43
Hartford Disciplined Equity HLS Fund – Class IB	$96	$13
Hartford Dividend and Growth HLS Fund – Class IB	$14,374	$64
Hartford Growth Opportunities HLS Fund – Class IB	$8,091	$230
MFS Research Bond – Initial Class	$951	$3
MFS Value Series – Initial Class	$17,962	$524

Note 6:	Related Party Transactions

The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

PFI and its affiliates perform various services on behalf of the portfolios of The Prudential Series Fund and the Advanced Series Trust in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, preparation, postage, fund transfer agency and various other record keeping, administrative and customer service functions.

The Prudential Series Fund has entered into a management agreement with Prudential Investments LLC (“PI”) and the Advanced Series Trust has entered into a management agreement with PI and AST Investment Services, Inc., both indirect, wholly-owned subsidiaries of PFI (together the “Investment Managers”). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisers’ performance of such services with respect to each portfolio. The Investment Managers entered into subadvisory agreements with several subadvisers, including Prudential Investment Management, Inc., Jennison Associates LLC, and Quantitative Management Associates which are indirect, wholly-owned subsidiaries of PFI.

A62

Note 6:	Related Party Transactions (Continued)

The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of PFI, which acts as the distributor of the Class I and Class II shares of The Prudential Series Fund. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the portfolios of The Prudential Series Fund. However, service fees are paid to PIMS as distributor of the Class II shares of the portfolios of The Prudential Series Fund. The Account invests only in Class I shares of The Prudential Series Fund, not Class II shares.

The Advanced Series Trust has a distribution agreement with Prudential Annuities Distributors, Inc. (“PAD”) an indirect wholly-owned subsidiary of PFI, which acts as the distributor of the shares of each portfolio of the Advanced Series Trust. Each portfolio of the Advanced Series Trust (except for AST Balanced Asset Allocation Portfolio and AST Preservation Asset Allocation Portfolio) pays a distribution and service fee to PAD of 0.10% of the average daily net assets of each portfolio.

The Investment Managers have contractually agreed to reimburse certain portfolios of The Prudential Series Fund and the Advanced Series Trust the portion of the management fee for that portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, brokerage commissions, and acquired fund expenses, as applicable) exceeds various agreed upon percentages of the portfolio’s average daily net assets.

PI has voluntarily agreed to waive a portion of its management fee equal to an annual rate of 0.05% of the average daily net assets of the Prudential Stock Index Portfolio. In order to support the income yield, PI has also voluntarily agreed to limit the management fees of the Prudential Money Market Portfolio such that the 1-day annualized yield (excluding capital gain or loss) does not fall below 0.00%. The waiver is voluntary and may be modified or terminated by PI at any time without notice.

The Advanced Series Trust has voluntarily agreed to waive two-thirds of the incremental increase in the net management fee received by the Advanced Series Trust as a result of the underlying voluntary subadviser fee discount of the AST T. Rowe Price Large-Cap Growth Portfolio. This expense limitation is voluntary and may be modified or terminated by the Advanced Series Trust at any time without notice.

Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of PFI, serves as the transfer agent of each portfolio of The Prudential Series Fund and the Advanced Series Trust.

Note 7:	Financial Highlights

Pruco Life sells a number of variable life products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

A63

Note 7:	Financial Highlights (Continued)

The following table was developed by determining which products offered by Pruco Life and funded by the Account have the lowest and highest expense ratio. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum contract charges offered by Pruco Life as contract owners may not have selected all available and applicable contract options.

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Money Market Portfolio*****
December 31, 2013	136,945	$1.15745	to	$11.80315	$223,182	0.00%	0.00%	to	0.90%	-0.93%	to	0.00%
December 31, 2012	134,236	$1.16770	to	$11.80302	$214,936	0.01%	0.00%	to	0.90%	-0.91%	to	0.01%
December 31, 2011	117,232	$1.16827	to	$11.80130	$185,243	0.02%	0.00%	to	0.90%	-0.91%	to	0.03%
December 31, 2010	108,017	$1.16879	to	$11.79799	$168,218	0.04%	0.00%	to	0.90%	-0.89%	to	0.04%
December 31, 2009	155,046	$1.16919	to	$11.79333	$254,664	0.40%	0.00%	to	0.90%	-0.50%	to	0.40%

	Prudential Diversified Bond Portfolio
December 31, 2013	37,128	$1.84865	to	$18.46284	$113,453	3.97%	0.00%	to	0.90%	-1.60%	to	-0.71%
December 31, 2012	38,479	$1.86398	to	$18.59559	$115,595	4.41%	0.00%	to	0.90%	9.70%	to	10.68%
December 31, 2011	38,050	$1.68563	to	$16.80071	$106,738	4.30%	0.00%	to	0.90%	6.56%	to	7.51%
December 31, 2010	38,859	$1.56925	to	$15.62673	$105,025	4.19%	0.00%	to	0.90%	9.59%	to	10.57%
December 31, 2009	39,173	$1.42063	to	$14.13312	$95,396	4.73%	0.00%	to	0.90%	19.43%	to	20.51%

	Prudential Equity Portfolio
December 31, 2013	35,073	$1.81405	to	$21.86396	$78,836	0.00%	0.00%	to	0.90%	32.34%	to	33.53%
December 31, 2012	35,374	$1.37071	to	$16.37348	$60,730	0.59%	0.00%	to	0.90%	12.67%	to	13.69%
December 31, 2011	35,904	$1.21658	to	$14.40227	$55,744	0.68%	0.00%	to	0.90%	-4.33%	to	-3.47%
December 31, 2010	37,120	$1.27159	to	$14.91964	$62,294	0.79%	0.00%	to	0.90%	10.91%	to	11.90%
December 31, 2009	39,201	$1.14646	to	$13.33280	$57,330	1.60%	0.00%	to	0.90%	36.95%	to	38.17%

	Prudential Flexible Managed Portfolio
December 31, 2013	6,394	$1.77667	to	$19.31512	$13,502	0.00%	0.20%	to	0.90%	19.07%	to	19.91%
December 31, 2012	6,830	$1.49209	to	$16.11645	$11,280	1.88%	0.20%	to	0.90%	12.35%	to	13.15%
December 31, 2011	5,030	$1.32802	to	$14.25121	$7,369	1.92%	0.20%	to	0.90%	3.41%	to	4.13%
December 31, 2010	5,095	$1.28426	to	$13.69306	$7,037	2.36%	0.20%	to	0.90%	11.03%	to	11.81%
December 31, 2009	5,134	$1.15666	to	$12.25274	$6,290	3.62%	0.20%	to	0.90%	13.21%	to	19.70%

	Prudential Conservative Balanced Portfolio
December 31, 2013	3,238	$1.75355	to	$18.05422	$8,722	0.00%	0.20%	to	0.90%	15.12%	to	15.92%
December 31, 2012	3,749	$1.52326	to	$15.58262	$7,963	2.06%	0.20%	to	0.90%	10.23%	to	11.01%
December 31, 2011	4,738	$1.38183	to	$14.04399	$8,258	2.19%	0.20%	to	0.90%	3.67%	to	4.39%
December 31, 2010	5,129	$1.33292	to	$13.46019	$8,417	2.41%	0.20%	to	0.90%	10.75%	to	11.52%
December 31, 2009	4,262	$1.20355	to	$12.07580	$7,761	3.95%	0.20%	to	0.90%	12.05%	to	19.77%

	Prudential Value Portfolio
December 31, 2013	9,139	$2.33971	to	$15.05507	$73,524	0.00%	0.00%	to	0.90%	31.91%	to	33.09%
December 31, 2012	9,379	$1.77375	to	$11.31158	$54,609	0.98%	0.00%	to	0.90%	13.60%	to	14.62%
December 31, 2011	10,597	$1.56140	to	$9.86861	$51,441	1.02%	0.00%	to	0.90%	-6.42%	to	-5.58%
December 31, 2010	10,813	$1.66848	to	$10.45158	$55,064	1.14%	0.00%	to	0.90%	6.02%	to	13.63%
December 31, 2009	5,906	$1.47859	to	$5.08421	$12,632	1.98%	0.20%	to	0.90%	40.66%	to	41.65%

	Prudential High Yield Bond Portfolio
December 31, 2013	13,934	$2.19909	to	$21.91910	$34,574	6.38%	0.00%	to	0.90%	6.31%	to	7.26%
December 31, 2012	13,745	$2.05286	to	$20.43631	$31,749	7.05%	0.00%	to	0.90%	13.40%	to	14.43%
December 31, 2011	13,159	$1.79623	to	$17.85986	$26,458	7.49%	0.00%	to	0.90%	4.15%	to	5.10%
December 31, 2010	13,096	$1.71027	to	$16.99325	$25,155	8.40%	0.00%	to	0.90%	13.05%	to	14.05%
December 31, 2009	12,998	$1.50083	to	$14.89993	$21,854	10.12%	0.00%	to	0.90%	45.85%	to	47.16%

	Prudential Natural Resources Portfolio
December 31, 2013	969	$8.63543	to	$14.57562	$8,792	0.00%	0.00%	to	0.60%	9.57%	to	10.23%
December 31, 2012	893	$7.84199	to	$13.30256	$7,450	0.48%	0.00%	to	0.60%	-3.05%	to	-2.47%
December 31, 2011	804	$8.04868	to	$13.72166	$7,245	0.17%	0.00%	to	0.60%	-19.52%	to	-19.03%
December 31, 2010	751	$9.95074	to	$17.04921	$9,080	0.40%	0.00%	to	0.60%	27.22%	to	27.98%
December 31, 2009	608	$7.78270	to	$13.40114	$6,367	0.67%	0.00%	to	0.60%	76.05%	to	77.11%

A64

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Stock Index Portfolio
December 31, 2013	111,276	$1.43327	to	$20.57494	$282,641	0.00%	0.00%	to	0.90%	30.72%	to	31.89%
December 31, 2012	114,870	$1.09647	to	$15.59974	$236,102	1.70%	0.00%	to	0.90%	14.65%	to	15.68%
December 31, 2011	117,459	$0.95640	to	$13.48550	$213,582	1.59%	0.00%	to	0.90%	1.04%	to	1.95%
December 31, 2010	118,972	$0.94652	to	$13.22764	$216,635	1.88%	0.00%	to	0.90%	13.55%	to	14.59%
December 31, 2009	112,803	$0.83357	to	$11.54386	$162,566	2.75%	0.00%	to	0.90%	24.94%	to	26.07%

	Prudential Global Portfolio
December 31, 2013	14,976	$1.21215	to	$20.62715	$26,997	0.00%	0.00%	to	0.90%	26.15%	to	27.29%
December 31, 2012	14,650	$0.96087	to	$16.20527	$20,593	1.61%	0.00%	to	0.90%	16.48%	to	17.52%
December 31, 2011	14,828	$0.82495	to	$13.78930	$17,962	1.55%	0.00%	to	0.90%	-7.80%	to	-6.97%
December 31, 2010	14,696	$0.89473	to	$14.82290	$19,226	1.59%	0.00%	to	0.90%	11.74%	to	12.74%
December 31, 2009	14,708	$0.80076	to	$13.14756	$17,090	2.88%	0.00%	to	0.90%	30.22%	to	31.39%

	Prudential Government Income Portfolio
December 31, 2013	34,540	$3.77723	to	$3.77723	$130,464	1.78%	0.60%	to	0.60%	-2.92%	to	-2.92%
December 31, 2012	34,898	$3.89066	to	$3.89066	$135,776	2.07%	0.60%	to	0.60%	3.02%	to	3.02%
December 31, 2011	37,217	$3.77676	to	$3.77676	$140,561	2.46%	0.60%	to	0.60%	6.99%	to	6.99%
December 31, 2010	36,770	$3.53015	to	$3.53015	$129,805	2.84%	0.60%	to	0.60%	6.35%	to	6.35%
December 31, 2009	30,730	$3.31942	to	$3.31942	$102,004	3.10%	0.60%	to	0.60%	7.07%	to	7.07%

	Prudential Jennison Portfolio
December 31, 2013	47,989	$1.20695	to	$23.83674	$88,027	0.00%	0.00%	to	0.90%	36.44%	to	37.66%
December 31, 2012	48,043	$0.88463	to	$17.31597	$63,859	0.16%	0.00%	to	0.90%	15.14%	to	16.18%
December 31, 2011	48,480	$0.76828	to	$14.90445	$55,669	0.30%	0.00%	to	0.90%	-0.60%	to	0.30%
December 31, 2010	49,432	$0.77289	to	$14.85977	$56,722	0.44%	0.00%	to	0.90%	10.95%	to	11.95%
December 31, 2009	45,195	$0.69663	to	$13.27361	$46,132	0.66%	0.00%	to	0.90%	41.76%	to	43.03%

	Prudential Small Capitalization Stock Portfolio
December 31, 2013	4,393	$6.72562	to	$18.56661	$31,155	0.00%	0.00%	to	0.60%	40.11%	to	40.95%
December 31, 2012	7,361	$4.80032	to	$13.17265	$36,114	0.60%	0.00%	to	0.60%	15.33%	to	16.03%
December 31, 2011	7,914	$4.16212	to	$11.35320	$33,461	0.79%	0.00%	to	0.60%	-0.04%	to	0.56%
December 31, 2010	7,709	$4.16370	to	$11.28986	$32,517	0.86%	0.00%	to	0.60%	25.18%	to	25.93%
December 31, 2009	6,666	$3.32627	to	$8.96530	$22,306	1.83%	0.00%	to	0.60%	24.44%	to	25.18%

	T. Rowe Price International Stock Portfolio
December 31, 2013	24,474	$1.20263	to	$1.53224	$37,033	2.45%	0.20%	to	0.90%	13.03%	to	13.83%
December 31, 2012	5,199	$1.06396	to	$1.35149	$6,509	1.20%	0.20%	to	0.90%	17.38%	to	18.20%
December 31, 2011	6,293	$0.90643	to	$1.14795	$6,790	1.42%	0.20%	to	0.90%	-13.61%	to	-13.02%
December 31, 2010	7,211	$1.04924	to	$1.32482	$9,040	0.98%	0.20%	to	0.90%	13.44%	to	14.23%
December 31, 2009	4,935	$0.92493	to	$1.16432	$5,227	2.57%	0.20%	to	0.90%	51.03%	to	52.08%

	Janus Aspen Janus Portfolio – Institutional Shares
December 31, 2013	2,387	$1.04544	to	$1.41803	$2,695	0.78%	0.20%	to	0.90%	29.18%	to	30.07%
December 31, 2012	2,633	$0.80932	to	$1.09451	$2,299	0.57%	0.20%	to	0.90%	17.53%	to	18.35%
December 31, 2011	3,660	$0.68861	to	$0.92849	$2,877	0.59%	0.20%	to	0.90%	-6.15%	to	-5.49%
December 31, 2010	4,473	$0.73375	to	$0.98636	$3,766	1.07%	0.20%	to	0.90%	13.49%	to	14.30%
December 31, 2009	5,000	$0.64654	to	$0.86645	$3,686	0.52%	0.20%	to	0.90%	35.14%	to	36.12%

	MFS® Growth Series – Initial Class
December 31, 2013	2,773	$1.08445	to	$1.79103	$3,747	0.23%	0.20%	to	0.90%	35.63%	to	36.58%
December 31, 2012	3,001	$0.79955	to	$1.31659	$2,963	0.00%	0.20%	to	0.90%	16.34%	to	17.15%
December 31, 2011	2,705	$0.68727	to	$1.12832	$2,278	0.19%	0.20%	to	0.90%	-1.23%	to	-0.52%
December 31, 2010	2,890	$0.69580	to	$1.13884	$2,455	0.12%	0.20%	to	0.90%	14.30%	to	15.11%
December 31, 2009	3,015	$0.60874	to	$0.99337	$2,198	0.32%	0.20%	to	0.90%	36.47%	to	37.40%

	VP Value Fund
December 31, 2013	2,313	$2.50080	to	$2.90753	$6,233	1.64%	0.20%	to	0.90%	30.55%	to	31.46%
December 31, 2012	2,598	$1.90986	to	$2.21164	$5,303	1.94%	0.20%	to	0.90%	13.55%	to	14.35%
December 31, 2011	4,057	$1.67698	to	$1.93412	$7,155	2.02%	0.20%	to	0.90%	0.11%	to	0.82%
December 31, 2010	5,257	$1.67009	to	$1.91839	$9,163	2.24%	0.20%	to	0.90%	12.41%	to	13.19%
December 31, 2009	5,241	$1.48130	to	$1.69480	$8,094	5.52%	0.20%	to	0.90%	18.79%	to	19.63%

A65

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	FTVIP Franklin Small-Mid Cap Growth Securities Fund – Class 2
December 31, 2013	3,636	$1.36349	to	$1.45656	$5,170	0.00%	0.20%	to	0.90%	36.92%	to	37.88%
December 31, 2012	3,952	$0.99582	to	$1.05640	$4,077	0.00%	0.20%	to	0.90%	9.86%	to	10.63%
December 31, 2011	4,072	$0.90648	to	$0.95490	$3,808	0.00%	0.20%	to	0.90%	-5.68%	to	-5.03%
December 31, 2010	4,220	$0.96110	to	$1.00543	$4,170	0.00%	0.20%	to	0.90%	26.48%	to	27.37%
December 31, 2009	4,608	$0.75991	to	$0.78940	$3,582	0.00%	0.20%	to	0.90%	42.30%	to	43.27%

	American Century VP Income & Growth Fund
December 31, 2013	783	$1.75069	to	$1.75069	$1,371	2.25%	0.20%	to	0.20%	35.54%	to	35.54%
December 31, 2012	771	$1.29161	to	$1.29161	$996	2.12%	0.20%	to	0.20%	14.51%	to	14.51%
December 31, 2011	779	$1.12794	to	$1.12794	$879	1.55%	0.20%	to	0.20%	2.90%	to	2.90%
December 31, 2010	921	$1.09612	to	$1.09612	$1,009	1.56%	0.20%	to	0.20%	13.90%	to	13.90%
December 31, 2009	878	$0.96235	to	$0.96235	$845	4.94%	0.20%	to	0.20%	17.87%	to	17.87%

	Dreyfus Investment Portfolios, MidCap Stock Portfolio – Initial Shares
December 31, 2013	148	$2.41878	to	$2.41878	$357	1.42%	0.20%	to	0.20%	34.72%	to	34.72%
December 31, 2012	151	$1.79536	to	$1.79536	$271	0.46%	0.20%	to	0.20%	19.45%	to	19.45%
December 31, 2011	179	$1.50308	to	$1.50308	$269	0.54%	0.20%	to	0.20%	0.19%	to	0.19%
December 31, 2010	229	$1.50022	to	$1.50022	$343	1.00%	0.20%	to	0.20%	26.83%	to	26.83%
December 31, 2009	238	$1.18286	to	$1.18286	$282	1.49%	0.20%	to	0.20%	35.23%	to	35.23%

	Dreyfus Variable Investment Fund, Opportunistic Small Cap Portfolio – Initial Shares
December 31, 2013	5,747	$0.92018	to	$0.92018	$5,288	0.00%	0.20%	to	0.20%	48.24%	to	48.24%
December 31, 2012	5,592	$0.62072	to	$0.62072	$3,471	0.00%	0.20%	to	0.20%	20.33%	to	20.33%
December 31, 2011	5,639	$0.51586	to	$0.51586	$2,909	0.42%	0.20%	to	0.20%	-14.01%	to	-14.01%
December 31, 2010	4,690	$0.59994	to	$0.59994	$2,814	0.69%	0.20%	to	0.20%	30.87%	to	30.87%
December 31, 2009	4,972	$0.45844	to	$0.45844	$2,279	1.93%	0.20%	to	0.20%	25.79%	to	25.79%

	Prudential SP Small Cap Value Portfolio
December 31, 2013	23,750	$2.46506	to	$24.69406	$67,383	0.00%	0.00%	to	0.90%	36.22%	to	37.44%
December 31, 2012	23,910	$1.80963	to	$17.96652	$49,111	0.45%	0.00%	to	0.90%	15.02%	to	16.06%
December 31, 2011	24,675	$1.57327	to	$15.48009	$43,759	0.68%	0.00%	to	0.90%	-3.64%	to	-2.77%
December 31, 2010	24,926	$1.62854	to	$15.92112	$45,562	0.64%	0.00%	to	0.90%	25.15%	to	26.27%
December 31, 2009	24,945	$1.29106	to	$12.60902	$36,145	1.49%	0.00%	to	0.90%	29.63%	to	30.80%

	Prudential Jennison 20/20 Focus Portfolio
December 31, 2013	414	$14.35834	to	$14.43992	$5,950	0.00%	0.00%	to	0.10%	29.75%	to	29.88%
December 31, 2012	364	$11.06610	to	$11.11785	$4,023	0.00%	0.00%	to	0.10%	10.93%	to	11.04%
December 31, 2011	292	$9.97615	to	$10.01280	$2,916	0.08%	0.00%	to	0.10%	-4.26%	to	-4.17%
December 31, 2010	228	$10.42032	to	$10.44817	$2,380	0.00%	0.00%	to	0.10%	7.73%	to	7.84%
December 31, 2009	147	$9.67279	to	$9.68892	$1,422	0.41%	0.00%	to	0.10%	57.67%	to	57.83%

	Goldman Sachs Structured Small Cap Equity Fund
December 31, 2013	969	$2.41556	to	$2.41556	$2,340	1.05%	0.20%	to	0.20%	35.35%	to	35.35%
December 31, 2012	987	$1.78465	to	$1.78465	$1,762	1.18%	0.20%	to	0.20%	12.61%	to	12.61%
December 31, 2011	962	$1.58487	to	$1.58487	$1,524	0.87%	0.20%	to	0.20%	0.47%	to	0.47%
December 31, 2010	952	$1.57742	to	$1.57742	$1,501	0.58%	0.20%	to	0.20%	29.86%	to	29.86%
December 31, 2009	906	$1.21475	to	$1.21475	$1,101	1.29%	0.20%	to	0.20%	27.42%	to	27.42%

	Invesco V.I. Utilities Fund
December 31, 2013	58	$1.43504	to	$1.43504	$83	3.01%	0.20%	to	0.20%	10.54%	to	10.54%
December 31, 2012	54	$1.29826	to	$1.29826	$70	3.38%	0.20%	to	0.20%	3.39%	to	3.39%
December 31, 2011	109	$1.25573	to	$1.25573	$136	3.52%	0.20%	to	0.20%	16.22%	to	16.22%
December 31, 2010	62	$1.08045	to	$1.08045	$67	4.18%	0.20%	to	0.20%	6.08%	to	6.08%
December 31, 2009	16	$1.01849	to	$1.01849	$17	4.79%	0.20%	to	0.20%	14.70%	to	14.70%

	Invesco V.I. Technology Fund
December 31, 2013	1,531	$0.46281	to	$0.46281	$709	0.00%	0.20%	to	0.20%	24.88%	to	24.88%
December 31, 2012	1,464	$0.37059	to	$0.37059	$543	0.00%	0.20%	to	0.20%	11.10%	to	11.10%
December 31, 2011	1,476	$0.33356	to	$0.33356	$492	0.19%	0.20%	to	0.20%	-5.21%	to	-5.21%
December 31, 2010	1,424	$0.35191	to	$0.35191	$501	0.00%	0.20%	to	0.20%	21.18%	to	21.18%
December 31, 2009	1,297	$0.29040	to	$0.29040	$377	0.00%	0.20%	to	0.20%	57.11%	to	57.11%

A66

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Janus Aspen Enterprise Portfolio – Service Shares
December 31, 2013	2,969	$1.25399	to	$1.25399	$3,723	0.36%	0.20%	to	0.20%	31.77%	to	31.77%
December 31, 2012	3,178	$0.95162	to	$0.95162	$3,024	0.00%	0.20%	to	0.20%	16.75%	to	16.75%
December 31, 2011	3,153	$0.81509	to	$0.81509	$2,570	0.00%	0.20%	to	0.20%	-1.85%	to	-1.85%
December 31, 2010	2,822	$0.83044	to	$0.83044	$2,343	0.00%	0.20%	to	0.20%	25.27%	to	25.27%
December 31, 2009	1,917	$0.66290	to	$0.66290	$1,271	0.00%	0.20%	to	0.20%	44.15%	to	44.15%

	Janus Aspen Balanced Portfolio – Service Shares
December 31, 2013	1,385	$2.16315	to	$2.16315	$2,996	1.33%	0.20%	to	0.20%	19.57%	to	19.57%
December 31, 2012	1,422	$1.80909	to	$1.80909	$2,573	2.59%	0.20%	to	0.20%	13.15%	to	13.15%
December 31, 2011	1,359	$1.59890	to	$1.59890	$2,173	0.64%	0.20%	to	0.20%	1.15%	to	1.15%
December 31, 2010	14,781	$1.58067	to	$1.58067	$23,365	2.56%	0.20%	to	0.20%	7.90%	to	7.90%
December 31, 2009	14,890	$1.46490	to	$1.46490	$21,812	2.75%	0.20%	to	0.20%	25.33%	to	25.33%

	Oppenheimer Discovery Mid-Cap Growth Fund/VA Service Shares
December 31, 2013	75	$0.94857	to	$0.94857	$71	0.00%	0.20%	to	0.20%	35.36%	to	35.36%
December 31, 2012	95	$0.70080	to	$0.70080	$67	0.00%	0.20%	to	0.20%	15.93%	to	15.93%
December 31, 2011	106	$0.60448	to	$0.60448	$64	0.00%	0.20%	to	0.20%	0.63%	to	0.63%
December 31, 2010	117	$0.60070	to	$0.60070	$70	0.00%	0.20%	to	0.20%	26.90%	to	26.90%
December 31, 2009	1,806	$0.47337	to	$0.47337	$855	0.00%	0.20%	to	0.20%	32.02%	to	32.02%

	Janus Aspen Janus Portfolio – Service Shares
December 31, 2013	2,709	$1.55936	to	$1.55936	$4,224	0.66%	0.25%	to	0.25%	29.66%	to	29.66%
December 31, 2012	2,698	$1.20268	to	$1.20268	$3,244	0.44%	0.25%	to	0.25%	17.98%	to	17.98%
December 31, 2011	2,803	$1.01935	to	$1.01935	$2,857	0.45%	0.25%	to	0.25%	-5.79%	to	-5.79%
December 31, 2010	2,774	$1.08200	to	$1.08200	$3,001	0.37%	0.25%	to	0.25%	13.96%	to	13.96%
December 31, 2009	2,730	$0.94948	to	$0.94948	$2,592	0.39%	0.25%	to	0.25%	35.67%	to	35.67%

	Prudential SP Prudential U.S. Emerging Growth Portfolio
December 31, 2013	27,949	$2.45791	to	$31.21928	$75,183	0.00%	0.00%	to	0.90%	27.33%	to	28.47%
December 31, 2012	28,003	$1.93040	to	$24.30091	$58,241	0.40%	0.00%	to	0.90%	15.83%	to	16.88%
December 31, 2011	28,887	$1.66657	to	$20.79118	$51,651	0.58%	0.00%	to	0.90%	1.31%	to	2.22%
December 31, 2010	29,307	$1.64508	to	$20.34034	$51,321	0.40%	0.00%	to	0.90%	10.82%	to	20.43%
December 31, 2009	18,089	$1.37832	to	$16.88951	$26,435	0.74%	0.00%	to	0.90%	40.63%	to	41.89%

	Janus Aspen Overseas Portfolio – Service Shares
December 31, 2013	4,035	$1.83544	to	$9.22266	$10,564	3.07%	0.00%	to	0.20%	14.05%	to	14.28%
December 31, 2012	3,600	$1.60929	to	$8.07020	$8,492	0.62%	0.00%	to	0.20%	12.96%	to	13.18%
December 31, 2011	3,624	$1.42470	to	$7.13030	$7,216	0.38%	0.00%	to	0.20%	-32.47%	to	-32.34%
December 31, 2010	3,391	$2.10977	to	$10.53801	$9,730	0.54%	0.00%	to	0.20%	24.77%	to	25.02%
December 31, 2009	3,189	$1.69089	to	$8.42931	$6,535	0.38%	0.00%	to	0.20%	78.72%	to	79.07%

	Prudential SP International Growth Portfolio
December 31, 2013	10,183	$1.64541	to	$19.72037	$21,338	0.00%	0.00%	to	0.90%	17.81%	to	18.87%
December 31, 2012	10,122	$1.39668	to	$16.59017	$16,324	0.64%	0.00%	to	0.90%	21.31%	to	22.40%
December 31, 2011	10,936	$1.15131	to	$13.55433	$14,502	1.32%	0.00%	to	0.90%	-15.67%	to	-14.91%
December 31, 2010	10,847	$1.36526	to	$15.93013	$16,833	1.53%	0.00%	to	0.90%	12.99%	to	14.01%
December 31, 2009	10,409	$1.20832	to	$13.97300	$14,168	2.19%	0.00%	to	0.90%	35.93%	to	37.15%

	Prudential SP International Value Portfolio
December 31, 2013	19,268	$1.72238	to	$21.00868	$38,378	0.00%	0.00%	to	0.90%	19.02%	to	20.09%
December 31, 2012	18,736	$1.43777	to	$17.49402	$29,584	2.65%	0.00%	to	0.90%	15.88%	to	16.92%
December 31, 2011	20,563	$1.23267	to	$14.96206	$27,467	2.48%	0.00%	to	0.90%	-13.88%	to	-13.10%
December 31, 2010	20,984	$1.42208	to	$17.21726	$32,262	2.25%	0.00%	to	0.90%	9.82%	to	10.81%
December 31, 2009	18,228	$1.28655	to	$15.53780	$24,875	3.07%	0.00%	to	0.90%	31.18%	to	32.35%

	M Large Cap Growth Fund
December 31, 2013	103	$24.21416	to	$24.21416	$2,492	0.55%	0.00%	to	0.00%	36.15%	to	36.15%
December 31, 2012	87	$17.78481	to	$17.78481	$1,538	0.05%	0.00%	to	0.00%	19.31%	to	19.31%
December 31, 2011	90	$14.90583	to	$14.90583	$1,334	0.00%	0.00%	to	0.00%	-0.80%	to	-0.80%
December 31, 2010	80	$15.02620	to	$15.02620	$1,197	0.29%	0.00%	to	0.00%	23.06%	to	23.06%
December 31, 2009	141	$12.21001	to	$12.21001	$1,718	0.65%	0.00%	to	0.00%	37.40%	to	37.40%

A67

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	M Capital Appreciation Fund
December 31, 2013	73	$28.10842	to	$28.10842	$2,066	0.00%	0.00%	to	0.00%	39.20%	to	39.20%
December 31, 2012	71	$20.19222	to	$20.19222	$1,432	0.31%	0.00%	to	0.00%	17.43%	to	17.43%
December 31, 2011	81	$17.19477	to	$17.19477	$1,390	0.00%	0.00%	to	0.00%	-7.22%	to	-7.22%
December 31, 2010	84	$18.53329	to	$18.53329	$1,554	0.20%	0.00%	to	0.00%	27.00%	to	27.00%
December 31, 2009	81	$14.59268	to	$14.59268	$1,175	0.05%	0.00%	to	0.00%	48.61%	to	48.61%

	M International Equity Fund
December 31, 2013	70	$18.83652	to	$18.83652	$1,324	2.87%	0.00%	to	0.00%	16.32%	to	16.32%
December 31, 2012	47	$16.19318	to	$16.19318	$766	1.64%	0.00%	to	0.00%	20.68%	to	20.68%
December 31, 2011	79	$13.41819	to	$13.41819	$1,057	2.70%	0.00%	to	0.00%	-13.56%	to	-13.56%
December 31, 2010	103	$15.52304	to	$15.52304	$1,605	2.95%	0.00%	to	0.00%	4.61%	to	4.61%
December 31, 2009	125	$14.83943	to	$14.83943	$1,852	2.50%	0.00%	to	0.00%	25.28%	to	25.28%

	M Large Cap Value Fund
December 31, 2013	94	$22.27169	to	$22.27169	$2,085	2.67%	0.00%	to	0.00%	34.22%	to	34.22%
December 31, 2012	94	$16.59343	to	$16.59343	$1,563	0.83%	0.00%	to	0.00%	17.29%	to	17.29%
December 31, 2011	68	$14.14755	to	$14.14755	$957	0.36%	0.00%	to	0.00%	-4.11%	to	-4.11%
December 31, 2010	56	$14.75415	to	$14.75415	$823	0.69%	0.00%	to	0.00%	9.27%	to	9.27%
December 31, 2009	46	$13.50201	to	$13.50201	$626	0.80%	0.00%	to	0.00%	24.58%	to	24.58%

	ProFund VP Asia 30****
December 31, 2013	1	$3.36940	to	$3.36940	$2	0.05%	0.25%	to	0.25%	14.69%	to	14.69%
December 31, 2012	1	$2.93787	to	$2.93787	$3	0.00%	0.25%	to	0.25%	15.19%	to	15.19%
December 31, 2011	0	$2.55045	to	$2.55045	$0	0.06%	0.25%	to	0.25%	-27.18%	to	-27.18%
December 31, 2010	1	$3.50228	to	$3.50228	$4	0.34%	0.25%	to	0.25%	13.62%	to	13.62%
December 31, 2009	15	$3.08242	to	$3.08242	$47	0.95%	0.25%	to	0.25%	53.82%	to	53.82%

	ProFund VP Basic Materials****
December 31, 2013	0	$2.48355	to	$2.48355	$0	0.94%	0.25%	to	0.25%	18.13%	to	18.13%
December 31, 2012	0	$2.10240	to	$2.10240	$0	0.24%	0.25%	to	0.25%	8.21%	to	8.21%
December 31, 2011	0	$1.94282	to	$1.94282	$0	0.19%	0.25%	to	0.25%	-16.36%	to	-16.36%
December 31, 2010	1	$2.32290	to	$2.32290	$3	1.83%	0.25%	to	0.25%	29.38%	to	29.38%
December 31, 2009	6	$1.79541	to	$1.79541	$10	0.47%	0.25%	to	0.25%	61.97%	to	61.97%

	ProFund VP Bear****
December 31, 2013	0	$0.28266	to	$0.28266	$0	0.00%	0.25%	to	0.25%	-26.74%	to	-26.74%
December 31, 2012	0	$0.38584	to	$0.38584	$0	0.00%	0.25%	to	0.25%	-16.80%	to	-16.80%
December 31, 2011	6	$0.46374	to	$0.46374	$3	0.00%	0.25%	to	0.25%	-9.05%	to	-9.05%
December 31, 2010	7	$0.50989	to	$0.50989	$4	0.00%	0.25%	to	0.25%	-17.99%	to	-17.99%
December 31, 2009	8	$0.62176	to	$0.62176	$5	0.03%	0.25%	to	0.25%	-28.04%	to	-28.04%

	ProFund VP Biotechnology****
December 31, 2013	1	$4.61466	to	$4.61466	$2	0.00%	0.25%	to	0.25%	67.99%	to	67.99%
December 31, 2012	0	$2.74693	to	$2.74693	$0	0.00%	0.25%	to	0.25%	40.35%	to	40.35%
December 31, 2011	0	$1.95722	to	$1.95722	$0	0.00%	0.25%	to	0.25%	6.29%	to	6.29%
December 31, 2010	0	$1.84134	to	$1.84134	$0	0.00%	0.25%	to	0.25%	4.84%	to	4.84%
December 31, 2009	0.003	$1.75633	to	$1.75633	$0	0.00%	0.25%	to	0.25%	3.46%	to	3.46%

	ProFund VP UltraBull
December 31, 2013	137	$2.53355	to	$2.53355	$347	0.00%	0.25%	to	0.25%	67.63%	to	67.63%
December 31, 2012	13	$1.51136	to	$1.51136	$20	0.00%	0.25%	to	0.25%	28.60%	to	28.60%
December 31, 2011	188	$1.17527	to	$1.17527	$221	0.00%	0.25%	to	0.25%	-5.06%	to	-5.06%
December 31, 2010	80	$1.23797	to	$1.23797	$100	0.00%	0.25%	to	0.25%	21.86%	to	21.86%
December 31, 2009	2	$1.01589	to	$1.01589	$2	0.05%	0.25%	to	0.25%	44.26%	to	44.26%

	ProFund VP Consumer Services****
December 31, 2013	0	$2.39495	to	$2.39495	$0	0.00%	0.25%	to	0.25%	39.53%	to	39.53%
December 31, 2012	0	$1.71649	to	$1.71649	$0	0.00%	0.25%	to	0.25%	21.80%	to	21.80%
December 31, 2011	2	$1.40928	to	$1.40928	$2	0.00%	0.25%	to	0.25%	5.24%	to	5.24%
December 31, 2010	1	$1.33913	to	$1.33913	$2	0.00%	0.25%	to	0.25%	21.09%	to	21.09%
December 31, 2009	0	$1.10591	to	$1.10591	$0	0.00%	0.25%	to	0.25%	30.46%	to	30.46%

A68

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	ProFund VP Oil & Gas
December 31, 2013	4	$3.64604	to	$3.64604	$14	0.43%	0.25%	to	0.25%	23.76%	to	23.76%
December 31, 2012	4	$2.94604	to	$2.94604	$12	0.10%	0.25%	to	0.25%	2.64%	to	2.64%
December 31, 2011	4	$2.87023	to	$2.87023	$12	0.28%	0.25%	to	0.25%	1.99%	to	1.99%
December 31, 2010	32	$2.81416	to	$2.81416	$89	0.31%	0.25%	to	0.25%	17.47%	to	17.47%
December 31, 2009	28	$2.39569	to	$2.39569	$66	0.00%	0.25%	to	0.25%	15.21%	to	15.21%

	ProFund VP Europe 30
December 31, 2013	17	$2.19168	to	$2.19168	$38	1.48%	0.25%	to	0.25%	21.34%	to	21.34%
December 31, 2012	19	$1.80624	to	$1.80624	$34	3.60%	0.25%	to	0.25%	16.31%	to	16.31%
December 31, 2011	30	$1.55300	to	$1.55300	$47	0.71%	0.25%	to	0.25%	-9.11%	to	-9.11%
December 31, 2010	26	$1.70866	to	$1.70866	$45	1.60%	0.25%	to	0.25%	2.38%	to	2.38%
December 31, 2009	31	$1.66900	to	$1.66900	$52	3.46%	0.25%	to	0.25%	31.96%	to	31.96%

	ProFund VP Financials
December 31, 2013	12	$1.18806	to	$1.18806	$14	0.42%	0.25%	to	0.25%	31.74%	to	31.74%
December 31, 2012	8	$0.90179	to	$0.90179	$7	0.10%	0.25%	to	0.25%	24.43%	to	24.43%
December 31, 2011	8	$0.72473	to	$0.72473	$6	0.00%	0.25%	to	0.25%	-14.05%	to	-14.05%
December 31, 2010	3	$0.84316	to	$0.84316	$3	1.38%	0.25%	to	0.25%	10.65%	to	10.65%
December 31, 2009	72	$0.76198	to	$0.76198	$55	1.99%	0.25%	to	0.25%	14.74%	to	14.74%

	ProFund VP Health Care
December 31, 2013	4	$2.28801	to	$2.28801	$8	0.36%	0.25%	to	0.25%	39.41%	to	39.41%
December 31, 2012	2	$1.64124	to	$1.64124	$3	0.32%	0.25%	to	0.25%	17.12%	to	17.12%
December 31, 2011	3	$1.40136	to	$1.40136	$4	0.79%	0.25%	to	0.25%	9.84%	to	9.84%
December 31, 2010	78	$1.27586	to	$1.27586	$100	0.16%	0.25%	to	0.25%	2.58%	to	2.58%
December 31, 2009	43	$1.24376	to	$1.24376	$53	0.75%	0.25%	to	0.25%	19.26%	to	19.26%

	ProFund VP Internet****
December 31, 2013	0	$4.56074	to	$4.56074	$0	0.00%	0.25%	to	0.25%	51.33%	to	51.33%
December 31, 2012	0	$3.01376	to	$3.01376	$1	0.00%	0.25%	to	0.25%	19.47%	to	19.47%
December 31, 2011	0	$2.52268	to	$2.52268	$0	0.00%	0.25%	to	0.25%	-7.14%	to	-7.14%
December 31, 2010	1	$2.71677	to	$2.71677	$2	0.00%	0.25%	to	0.25%	34.94%	to	34.94%
December 31, 2009	1	$2.01325	to	$2.01325	$2	0.00%	0.25%	to	0.25%	76.83%	to	76.83%

	ProFund VP Japan
December 31, 2013	6	$1.86326	to	$1.86326	$12	0.00%	0.25%	to	0.25%	47.86%	to	47.86%
December 31, 2012	7	$1.26014	to	$1.26014	$9	0.00%	0.25%	to	0.25%	22.63%	to	22.63%
December 31, 2011	9	$1.02757	to	$1.02757	$9	0.00%	0.25%	to	0.25%	-18.74%	to	-18.74%
December 31, 2010	12	$1.26453	to	$1.26453	$15	0.00%	0.25%	to	0.25%	-6.77%	to	-6.77%
December 31, 2009	35	$1.35634	to	$1.35634	$48	0.71%	0.25%	to	0.25%	10.05%	to	10.05%

	ProFund VP Mid-Cap Growth
December 31, 2013	1	$2.77199	to	$2.77199	$4	0.00%	0.25%	to	0.25%	30.20%	to	30.20%
December 31, 2012	2	$2.12903	to	$2.12903	$3	0.00%	0.25%	to	0.25%	15.10%	to	15.10%
December 31, 2011	1	$1.84980	to	$1.84980	$2	0.00%	0.25%	to	0.25%	-3.13%	to	-3.13%
December 31, 2010	2	$1.90962	to	$1.90962	$3	0.00%	0.25%	to	0.25%	28.10%	to	28.10%
December 31, 2009	2	$1.49070	to	$1.49070	$3	0.00%	0.25%	to	0.25%	37.97%	to	37.97%

	ProFund VP Mid-Cap Value
December 31, 2013	0	$2.80913	to	$2.80913	$1	0.33%	0.25%	to	0.25%	31.83%	to	31.83%
December 31, 2012	1	$2.13090	to	$2.13090	$2	0.17%	0.25%	to	0.25%	16.27%	to	16.27%
December 31, 2011	6	$1.83267	to	$1.83267	$12	0.17%	0.25%	to	0.25%	-4.16%	to	-4.16%
December 31, 2010	7	$1.91229	to	$1.91229	$14	0.31%	0.25%	to	0.25%	20.15%	to	20.15%
December 31, 2009	8	$1.59152	to	$1.59152	$12	1.18%	0.25%	to	0.25%	30.55%	to	30.55%

	ProFund VP Money Market
December 31, 2013	1,275	$1.07347	to	$1.07347	$1,368	0.02%	0.25%	to	0.25%	-0.28%	to	-0.28%
December 31, 2012	1,678	$1.07652	to	$1.07652	$1,806	0.02%	0.25%	to	0.25%	-0.28%	to	-0.28%
December 31, 2011	1,750	$1.07959	to	$1.07959	$1,890	0.02%	0.25%	to	0.25%	-0.29%	to	-0.29%
December 31, 2010	2,274	$1.08269	to	$1.08269	$2,463	0.02%	0.25%	to	0.25%	-0.28%	to	-0.28%
December 31, 2009	2,793	$1.08577	to	$1.08577	$3,032	0.03%	0.25%	to	0.25%	-0.26%	to	-0.26%

A69

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	ProFund VP NASDAQ-100
December 31, 2013	35	$3.02984	to	$3.02984	$105	0.00%	0.25%	to	0.25%	33.94%	to	33.94%
December 31, 2012	36	$2.26214	to	$2.26214	$82	0.00%	0.25%	to	0.25%	15.94%	to	15.94%
December 31, 2011	59	$1.95113	to	$1.95113	$115	0.00%	0.25%	to	0.25%	1.20%	to	1.20%
December 31, 2010	46	$1.92798	to	$1.92798	$88	0.00%	0.25%	to	0.25%	17.95%	to	17.95%
December 31, 2009	63	$1.63457	to	$1.63457	$104	0.00%	0.25%	to	0.25%	51.62%	to	51.62%

	ProFund VP Pharmaceuticals
December 31, 2013	3	$1.62825	to	$1.62825	$5	1.73%	0.25%	to	0.25%	31.29%	to	31.29%
December 31, 2012	3	$1.24016	to	$1.24016	$3	1.22%	0.25%	to	0.25%	11.58%	to	11.58%
December 31, 2011	5	$1.11150	to	$1.11150	$6	0.99%	0.25%	to	0.25%	15.85%	to	15.85%
December 31, 2010	0	$0.95947	to	$0.95947	$0	3.95%	0.25%	to	0.25%	0.22%	to	0.22%
December 31, 2009	0	$0.95732	to	$0.95732	$0	2.99%	0.25%	to	0.25%	16.61%	to	16.61%

	ProFund VP Precious Metals
December 31, 2013	9	$1.24474	to	$1.24474	$11	0.00%	0.25%	to	0.25%	-38.10%	to	-38.10%
December 31, 2012	9	$2.01085	to	$2.01085	$19	0.00%	0.25%	to	0.25%	-14.76%	to	-14.76%
December 31, 2011	10	$2.35901	to	$2.35901	$25	0.00%	0.25%	to	0.25%	-19.42%	to	-19.42%
December 31, 2010	13	$2.92744	to	$2.92744	$37	0.00%	0.25%	to	0.25%	32.60%	to	32.60%
December 31, 2009	26	$2.20776	to	$2.20776	$58	0.94%	0.25%	to	0.25%	34.99%	to	34.99%

	ProFund VP Real Estate
December 31, 2013	17	$2.09915	to	$2.09915	$35	1.51%	0.25%	to	0.25%	-0.16%	to	-0.16%
December 31, 2012	18	$2.10243	to	$2.10243	$38	2.35%	0.25%	to	0.25%	16.88%	to	16.88%
December 31, 2011	21	$1.79887	to	$1.79887	$39	0.00%	0.25%	to	0.25%	4.49%	to	4.49%
December 31, 2010	25	$1.72150	to	$1.72150	$43	3.78%	0.25%	to	0.25%	24.38%	to	24.38%
December 31, 2009	33	$1.38406	to	$1.38406	$46	3.32%	0.25%	to	0.25%	27.58%	to	27.58%

	ProFund VP Rising Rates Opportunity****
December 31, 2013	0	$0.34881	to	$0.34881	$0	0.00%	0.25%	to	0.25%	16.22%	to	16.22%
December 31, 2012	0	$0.30012	to	$0.30012	$0	0.00%	0.25%	to	0.25%	-7.14%	to	-7.14%
December 31, 2011	79	$0.32319	to	$0.32319	$26	0.00%	0.25%	to	0.25%	-37.65%	to	-37.65%
December 31, 2010	87	$0.51833	to	$0.51833	$45	0.00%	0.25%	to	0.25%	-16.24%	to	-16.24%
December 31, 2009	25	$0.61881	to	$0.61881	$15	0.54%	0.25%	to	0.25%	31.86%	to	31.86%

	ProFund VP Short NASDAQ-100 ****
December 31, 2013	0	$0.17163	to	$0.17163	$0	0.00%	0.25%	to	0.25%	-29.59%	to	-29.59%
December 31, 2012	0	$0.24376	to	$0.24376	$0	0.00%	0.25%	to	0.25%	-19.03%	to	-19.03%
December 31, 2011	0	$0.30104	to	$0.30104	$0	0.00%	0.25%	to	0.25%	-10.69%	to	-10.69%
December 31, 2010	174	$0.33707	to	$0.33707	$59	0.00%	0.25%	to	0.25%	-21.37%	to	-21.37%
December 31, 2009	13	$0.42870	to	$0.42870	$6	0.00%	0.25%	to	0.25%	-40.81%	to	-40.81%

	ProFund VP Short Small-Cap****
December 31, 2013	0	$0.16701	to	$0.16701	$0	0.00%	0.25%	to	0.25%	-31.35%	to	-31.35%
December 31, 2012	0	$0.24326	to	$0.24326	$0	0.00%	0.25%	to	0.25%	-19.09%	to	-19.09%
December 31, 2011	0	$0.30066	to	$0.30066	$0	0.00%	0.25%	to	0.25%	-9.32%	to	-9.32%
December 31, 2010	0	$0.33156	to	$0.33156	$0	0.00%	0.25%	to	0.25%	-29.12%	to	-29.12%
December 31, 2009	0	$0.46780	to	$0.46780	$0	0.00%	0.25%	to	0.25%	-32.54%	to	-32.54%

	ProFund VP Small-Cap
December 31, 2013	36	$2.78780	to	$2.78780	$101	0.00%	0.25%	to	0.25%	36.84%	to	36.84%
December 31, 2012	38	$2.03731	to	$2.03731	$78	0.00%	0.25%	to	0.25%	14.46%	to	14.46%
December 31, 2011	62	$1.77986	to	$1.77986	$111	0.00%	0.25%	to	0.25%	-5.89%	to	-5.89%
December 31, 2010	49	$1.89121	to	$1.89121	$93	0.00%	0.25%	to	0.25%	24.47%	to	24.47%
December 31, 2009	66	$1.51935	to	$1.51935	$100	0.00%	0.25%	to	0.25%	25.75%	to	25.75%

	ProFund VP Small-Cap Growth
December 31, 2013	3	$3.12264	to	$3.12264	$8	0.00%	0.25%	to	0.25%	40.07%	to	40.07%
December 31, 2012	4	$2.22927	to	$2.22927	$8	0.00%	0.25%	to	0.25%	12.20%	to	12.20%
December 31, 2011	4	$1.98682	to	$1.98682	$7	0.00%	0.25%	to	0.25%	1.03%	to	1.03%
December 31, 2010	4	$1.96650	to	$1.96650	$8	0.00%	0.25%	to	0.25%	25.41%	to	25.41%
December 31, 2009	4	$1.56803	to	$1.56803	$7	0.00%	0.25%	to	0.25%	25.86%	to	25.86%

A70

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	ProFund VP Small-Cap Value****
December 31, 2013	1	$2.77160	to	$2.77160	$3	0.00%	0.25%	to	0.25%	37.34%	to	37.34%
December 31, 2012	0	$2.01813	to	$2.01813	$0	0.00%	0.25%	to	0.25%	15.87%	to	15.87%
December 31, 2011	0	$1.74177	to	$1.74177	$0	0.00%	0.25%	to	0.25%	-4.34%	to	-4.34%
December 31, 2010	0	$1.82076	to	$1.82076	$0	0.00%	0.25%	to	0.25%	21.79%	to	21.79%
December 31, 2009	0	$1.49495	to	$1.49495	$0	0.00%	0.25%	to	0.25%	20.10%	to	20.10%

	ProFund VP Technology****
December 31, 2013	0	$2.33314	to	$2.33314	$0	0.00%	0.25%	to	0.25%	24.88%	to	24.88%
December 31, 2012	0	$1.86825	to	$1.86825	$0	0.00%	0.25%	to	0.25%	10.03%	to	10.03%
December 31, 2011	11	$1.69790	to	$1.69790	$19	0.00%	0.25%	to	0.25%	-1.61%	to	-1.61%
December 31, 2010	0	$1.72574	to	$1.72574	$1	0.00%	0.25%	to	0.25%	10.46%	to	10.46%
December 31, 2009	19	$1.56236	to	$1.56236	$30	0.00%	0.25%	to	0.25%	61.01%	to	61.01%

	ProFund VP Telecommunications
December 31, 2013	3	$1.67053	to	$1.67053	$6	2.49%	0.25%	to	0.25%	11.79%	to	11.79%
December 31, 2012	3	$1.49433	to	$1.49433	$5	3.57%	0.25%	to	0.25%	16.22%	to	16.22%
December 31, 2011	3	$1.28575	to	$1.28575	$3	2.96%	0.25%	to	0.25%	1.61%	to	1.61%
December 31, 2010	2	$1.26535	to	$1.26535	$3	2.96%	0.25%	to	0.25%	15.39%	to	15.39%
December 31, 2009	3	$1.09655	to	$1.09655	$4	3.05%	0.25%	to	0.25%	7.05%	to	7.05%

	ProFund VP U.S. Government Plus
December 31, 2013	0	$1.60710	to	$1.60710	$0	0.04%	0.25%	to	0.25%	-19.31%	to	-19.31%
December 31, 2012	4	$1.99174	to	$1.99174	$7	0.00%	0.25%	to	0.25%	0.72%	to	0.72%
December 31, 2011	146	$1.97748	to	$1.97748	$289	0.15%	0.25%	to	0.25%	43.16%	to	43.16%
December 31, 2010	63	$1.38134	to	$1.38134	$87	0.51%	0.25%	to	0.25%	9.82%	to	9.82%
December 31, 2009	0	$1.25782	to	$1.25782	$0	0.00%	0.25%	to	0.25%	-32.79%	to	-32.79%

	ProFund VP UltraMid-Cap****
December 31, 2013	4	$4.45585	to	$4.45585	$17	0.00%	0.25%	to	0.25%	70.19%	to	70.19%
December 31, 2012	0	$2.61821	to	$2.61821	$0	0.00%	0.25%	to	0.25%	32.16%	to	32.16%
December 31, 2011	0	$1.98111	to	$1.98111	$0	0.00%	0.25%	to	0.25%	-13.86%	to	-13.86%
December 31, 2010	24	$2.29986	to	$2.29986	$55	0.00%	0.25%	to	0.25%	49.30%	to	49.30%
December 31, 2009	0	$1.54042	to	$1.54042	$0	0.00%	0.25%	to	0.25%	65.38%	to	65.38%

	ProFund VP UltraNASDAQ-100
December 31, 2013	37	$5.07231	to	$5.07231	$186	0.00%	0.25%	to	0.25%	78.60%	to	78.60%
December 31, 2012	5	$2.84010	to	$2.84010	$15	0.00%	0.25%	to	0.25%	33.42%	to	33.42%
December 31, 2011	41	$2.12866	to	$2.12866	$87	0.00%	0.25%	to	0.25%	-1.44%	to	-1.44%
December 31, 2010	161	$2.15972	to	$2.15972	$347	0.00%	0.25%	to	0.25%	34.88%	to	34.88%
December 31, 2009	8	$1.60122	to	$1.60122	$13	0.00%	0.25%	to	0.25%	118.79%	to	118.79%

	ProFund VP UltraSmall-Cap****
December 31, 2013	13	$3.78316	to	$3.78316	$51	0.00%	0.25%	to	0.25%	86.20%	to	86.20%
December 31, 2012	0	$2.03180	to	$2.03180	$0	0.00%	0.25%	to	0.25%	29.19%	to	29.19%
December 31, 2011	0	$1.57272	to	$1.57272	$0	0.00%	0.25%	to	0.25%	-19.03%	to	-19.03%
December 31, 2010	29	$1.94240	to	$1.94240	$55	0.00%	0.25%	to	0.25%	48.07%	to	48.07%
December 31, 2009	0	$1.31181	to	$1.31181	$0	0.04%	0.25%	to	0.25%	39.83%	to	39.83%

	ProFund VP Bull
December 31, 2013	26	$2.02303	to	$2.02303	$53	0.00%	0.25%	to	0.25%	29.44%	to	29.44%
December 31, 2012	28	$1.56294	to	$1.56294	$44	0.00%	0.25%	to	0.25%	13.60%	to	13.60%
December 31, 2011	31	$1.37579	to	$1.37579	$42	0.00%	0.25%	to	0.25%	-0.25%	to	-0.25%
December 31, 2010	35	$1.37925	to	$1.37925	$49	0.19%	0.25%	to	0.25%	12.30%	to	12.30%
December 31, 2009	86	$1.22816	to	$1.22816	$105	1.08%	0.25%	to	0.25%	24.04%	to	24.04%

	ProFund VP Utilities****
December 31, 2013	0	$2.51900	to	$2.51900	$0	9.22%	0.25%	to	0.25%	13.03%	to	13.03%
December 31, 2012	0	$2.22862	to	$2.22862	$0	1.82%	0.25%	to	0.25%	-0.11%	to	-0.11%
December 31, 2011	1	$2.23105	to	$2.23105	$3	2.22%	0.25%	to	0.25%	17.22%	to	17.22%
December 31, 2010	0	$1.90332	to	$1.90332	$1	1.72%	0.25%	to	0.25%	5.68%	to	5.68%
December 31, 2009	0	$1.80094	to	$1.80094	$1	4.03%	0.25%	to	0.25%	10.46%	to	10.46%

A71

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST T. Rowe Price Large-Cap Growth Portfolio (became available May 1, 2008)
December 31, 2013	1,489	$17.68319	to	$18.60497	$27,326	0.00%	0.00%	to	0.90%	42.74%	to	44.03%
December 31, 2012	1,427	$12.38824	to	$12.91779	$18,230	0.00%	0.00%	to	0.90%	16.53%	to	17.58%
December 31, 2011	1,402	$10.63060	to	$10.98597	$15,257	0.00%	0.00%	to	0.90%	-2.57%	to	-1.70%
December 31, 2010	1,380	$10.91116	to	$11.17554	$15,313	0.00%	0.00%	to	0.90%	14.78%	to	15.81%
December 31, 2009	1,371	$9.50639	to	$9.64997	$13,174	0.00%	0.00%	to	0.90%	52.00%	to	53.37%

	AST Cohen & Steers Realty Portfolio
December 31, 2013	314	$16.53090	to	$16.53090	$5,198	0.00%	0.10%	to	0.10%	3.03%	to	3.03%
December 31, 2012	266	$16.04469	to	$16.04469	$4,274	1.48%	0.10%	to	0.10%	15.23%	to	15.23%
December 31, 2011	235	$13.92352	to	$13.92352	$3,274	0.66%	0.10%	to	0.10%	6.48%	to	6.48%
December 31, 2010	213	$13.07588	to	$13.07588	$2,790	1.63%	0.10%	to	0.10%	28.56%	to	28.56%
December 31, 2009	186	$10.17113	to	$10.17113	$1,896	2.91%	0.10%	to	0.10%	31.80%	to	31.80%

	AST J.P. Morgan Strategic Opportunities Portfolio
December 31, 2013	336	$15.66161	to	$15.84616	$5,285	0.00%	0.10%	to	0.25%	10.76%	to	10.92%
December 31, 2012	265	$14.11957	to	$14.30733	$3,760	1.59%	0.10%	to	0.25%	10.45%	to	10.61%
December 31, 2011	196	$12.76509	to	$12.95418	$2,511	0.83%	0.10%	to	0.25%	-0.02%	to	0.13%
December 31, 2010	137	$12.74838	to	$12.95649	$1,749	0.43%	0.10%	to	0.25%	7.05%	to	7.21%
December 31, 2009	93	$11.89089	to	$12.10314	$1,106	0.87%	0.10%	to	0.25%	12.58%	to	21.90%

	AST Herndon Large-Cap Value Portfolio
December 31, 2013	322	$16.58696	to	$16.58696	$5,347	0.00%	0.10%	to	0.10%	34.49%	to	34.49%
December 31, 2012	284	$12.33295	to	$12.33295	$3,502	1.16%	0.10%	to	0.10%	13.29%	to	13.29%
December 31, 2011	255	$10.88617	to	$10.88617	$2,773	0.73%	0.10%	to	0.10%	-0.59%	to	-0.59%
December 31, 2010	217	$10.95106	to	$10.95106	$2,376	1.48%	0.10%	to	0.10%	12.33%	to	12.33%
December 31, 2009	200	$9.74919	to	$9.74919	$1,948	0.92%	0.10%	to	0.10%	18.14%	to	18.14%

	AST Federated Aggressive Growth Portfolio
December 31, 2013	221	$19.88901	to	$19.88901	$4,405	0.00%	0.10%	to	0.10%	40.67%	to	40.67%
December 31, 2012	193	$14.13882	to	$14.13882	$2,727	0.00%	0.10%	to	0.10%	19.96%	to	19.96%
December 31, 2011	176	$11.78673	to	$11.78673	$2,070	0.38%	0.10%	to	0.10%	-13.20%	to	-13.20%
December 31, 2010	113	$13.57902	to	$13.57902	$1,537	0.05%	0.10%	to	0.10%	32.41%	to	32.41%
December 31, 2009	98	$10.25516	to	$10.25516	$1,001	0.21%	0.10%	to	0.10%	32.53%	to	32.53%

	AST Small-Cap Value Portfolio
December 31, 2013	309	$20.49319	to	$20.49319	$6,337	0.00%	0.10%	to	0.10%	37.26%	to	37.26%
December 31, 2012	286	$14.92997	to	$14.92997	$4,276	0.47%	0.10%	to	0.10%	18.04%	to	18.04%
December 31, 2011	272	$12.64779	to	$12.64779	$3,437	0.55%	0.10%	to	0.10%	-6.07%	to	-6.07%
December 31, 2010	253	$13.46514	to	$13.46514	$3,409	0.45%	0.10%	to	0.10%	25.87%	to	25.87%
December 31, 2009	227	$10.69805	to	$10.69805	$2,433	1.69%	0.10%	to	0.10%	26.87%	to	26.87%

	AST Goldman Sachs Mid-Cap Growth Portfolio
December 31, 2013	206	$22.79208	to	$22.79208	$4,686	0.00%	0.10%	to	0.10%	32.06%	to	32.06%
December 31, 2012	184	$17.25913	to	$17.25913	$3,170	0.00%	0.10%	to	0.10%	19.50%	to	19.50%
December 31, 2011	167	$14.44328	to	$14.44328	$2,418	0.00%	0.10%	to	0.10%	-3.07%	to	-3.07%
December 31, 2010	157	$14.90141	to	$14.90141	$2,340	0.00%	0.10%	to	0.10%	19.70%	to	19.70%
December 31, 2009	143	$12.44858	to	$12.44858	$1,780	0.00%	0.10%	to	0.10%	56.94%	to	56.94%

	AST Large-Cap Value Portfolio
December 31, 2013	1,920	$12.42155	to	$13.06945	$24,781	0.00%	0.00%	to	0.90%	38.61%	to	39.86%
December 31, 2012	1,804	$8.96129	to	$9.34464	$16,682	3.41%	0.00%	to	0.90%	15.84%	to	16.89%
December 31, 2011	1,738	$7.73572	to	$7.99451	$13,785	1.28%	0.00%	to	0.90%	-5.04%	to	-4.18%
December 31, 2010	1,669	$8.14615	to	$8.34362	$13,846	1.04%	0.00%	to	0.90%	12.15%	to	13.16%
December 31, 2009	1,657	$7.26363	to	$7.37344	$12,170	2.85%	0.00%	to	0.90%	18.37%	to	19.44%

	AST Loomis Sayles Large-Cap Growth Portfolio
December 31, 2013	920	$13.75290	to	$17.47747	$14,369	0.00%	0.00%	to	0.90%	35.39%	to	36.61%
December 31, 2012	784	$10.15783	to	$12.80643	$9,043	0.43%	0.00%	to	0.90%	11.26%	to	12.27%
December 31, 2011	933	$9.12944	to	$11.41844	$9,729	0.28%	0.00%	to	0.90%	-1.80%	to	-0.91%
December 31, 2010	881	$9.29647	to	$11.53529	$9,301	0.70%	0.00%	to	0.90%	18.68%	to	19.75%
December 31, 2009	845	$7.83294	to	$9.64240	$7,436	0.87%	0.00%	to	0.90%	28.60%	to	29.76%

A72

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST MFS Growth Portfolio
December 31, 2013	127	$18.84230	to	$18.84230	$2,394	0.00%	0.10%	to	0.10%	36.57%	to	36.57%
December 31, 2012	101	$13.79685	to	$13.79685	$1,397	0.00%	0.10%	to	0.10%	16.97%	to	16.97%
December 31, 2011	75	$11.79534	to	$11.79534	$885	0.33%	0.10%	to	0.10%	-0.69%	to	-0.69%
December 31, 2010	63	$11.87773	to	$11.87773	$744	0.13%	0.10%	to	0.10%	12.67%	to	12.67%
December 31, 2009	50	$10.54203	to	$10.54203	$526	0.16%	0.10%	to	0.10%	24.18%	to	24.18%

	AST Neuberger Berman Mid-Cap Growth Portfolio
December 31, 2013	16	$21.75145	to	$21.75145	$351	0.00%	0.10%	to	0.10%	32.48%	to	32.48%
December 31, 2012	18	$16.41903	to	$16.41903	$291	0.00%	0.10%	to	0.10%	12.27%	to	12.27%
December 31, 2011	19	$14.62428	to	$14.62428	$279	0.00%	0.10%	to	0.10%	1.58%	to	1.58%
December 31, 2010	25	$14.39631	to	$14.39631	$366	0.00%	0.10%	to	0.10%	28.55%	to	28.55%
December 31, 2009	30	$11.19937	to	$11.19937	$333	0.00%	0.10%	to	0.10%	29.66%	to	29.66%

	AST Small-Cap Growth Portfolio
December 31, 2013	995	$17.79202	to	$18.71957	$18,387	0.00%	0.00%	to	0.90%	33.97%	to	35.17%
December 31, 2012	971	$13.28088	to	$13.84866	$13,302	0.00%	0.00%	to	0.90%	11.17%	to	12.18%
December 31, 2011	978	$11.94595	to	$12.34523	$11,971	0.00%	0.00%	to	0.90%	-1.86%	to	-0.98%
December 31, 2010	966	$12.17259	to	$12.46751	$11,960	0.23%	0.00%	to	0.90%	35.20%	to	36.41%
December 31, 2009	921	$9.00344	to	$9.13940	$8,378	0.05%	0.00%	to	0.90%	32.71%	to	33.91%

	AST PIMCO Limited Maturity Bond Portfolio
December 31, 2013	148	$13.43281	to	$13.43281	$1,984	0.00%	0.10%	to	0.10%	-2.27%	to	-2.27%
December 31, 2012	124	$13.74527	to	$13.74527	$1,701	1.19%	0.10%	to	0.10%	4.59%	to	4.59%
December 31, 2011	95	$13.14178	to	$13.14178	$1,253	0.88%	0.10%	to	0.10%	2.14%	to	2.14%
December 31, 2010	81	$12.86642	to	$12.86642	$1,045	2.77%	0.10%	to	0.10%	3.80%	to	3.80%
December 31, 2009	82	$12.39589	to	$12.39589	$1,019	4.85%	0.10%	to	0.10%	10.12%	to	10.12%

	AST T. Rowe Price Natural Resources Portfolio
December 31, 2013	775	$16.33792	to	$16.33792	$12,661	0.00%	0.10%	to	0.10%	15.27%	to	15.27%
December 31, 2012	704	$14.17415	to	$14.17415	$9,980	0.46%	0.10%	to	0.10%	3.52%	to	3.52%
December 31, 2011	714	$13.69284	to	$13.69284	$9,771	0.55%	0.10%	to	0.10%	-15.00%	to	-15.00%
December 31, 2010	676	$16.10975	to	$16.10975	$10,884	0.46%	0.10%	to	0.10%	20.33%	to	20.33%
December 31, 2009	627	$13.38775	to	$13.38775	$8,391	1.42%	0.10%	to	0.10%	49.20%	to	49.20%

	AST MFS Global Equity Portfolio
December 31, 2013	162	$20.98033	to	$20.98033	$3,398	0.00%	0.10%	to	0.10%	27.51%	to	27.51%
December 31, 2012	112	$16.45450	to	$16.45450	$1,840	1.21%	0.10%	to	0.10%	22.96%	to	22.96%
December 31, 2011	88	$13.38242	to	$13.38242	$1,174	0.45%	0.10%	to	0.10%	-3.23%	to	-3.23%
December 31, 2010	74	$13.82901	to	$13.82901	$1,021	0.51%	0.10%	to	0.10%	11.93%	to	11.93%
December 31, 2009	59	$12.35465	to	$12.35465	$724	2.05%	0.10%	to	0.10%	31.38%	to	31.38%

	AST J.P. Morgan International Equity Portfolio
December 31, 2013	352	$15.41982	to	$15.41982	$5,435	0.00%	0.10%	to	0.10%	15.25%	to	15.25%
December 31, 2012	323	$13.37999	to	$13.37999	$4,316	1.97%	0.10%	to	0.10%	21.79%	to	21.79%
December 31, 2011	297	$10.98625	to	$10.98625	$3,264	1.22%	0.10%	to	0.10%	-9.24%	to	-9.24%
December 31, 2010	273	$12.10483	to	$12.10483	$3,310	1.14%	0.10%	to	0.10%	7.06%	to	7.06%
December 31, 2009	248	$11.30642	to	$11.30642	$2,806	4.29%	0.10%	to	0.10%	35.75%	to	35.75%

	AST Templeton Global Bond Portfolio
December 31, 2013	139	$14.02102	to	$14.02102	$1,954	0.00%	0.10%	to	0.10%	-3.85%	to	-3.85%
December 31, 2012	119	$14.58248	to	$14.58248	$1,728	2.50%	0.10%	to	0.10%	5.12%	to	5.12%
December 31, 2011	113	$13.87198	to	$13.87198	$1,568	2.53%	0.10%	to	0.10%	4.02%	to	4.02%
December 31, 2010	96	$13.33628	to	$13.33628	$1,277	2.71%	0.10%	to	0.10%	5.64%	to	5.64%
December 31, 2009	87	$12.62447	to	$12.62447	$1,103	7.68%	0.10%	to	0.10%	12.00%	to	12.00%

	Neuberger Berman Adviser’s Management Trust Socially Responsive Portfolio – Service Shares
December 31, 2013	17	$14.91861	to	$14.91861	$261	0.69%	0.10%	to	0.10%	37.28%	to	37.28%
December 31, 2012	6	$10.86755	to	$10.91851	$69	0.06%	0.00%	to	0.10%	10.63%	to	10.74%
December 31, 2011	10	$9.82302	to	$9.85922	$101	0.33%	0.00%	to	0.10%	-3.25%	to	-3.15%
December 31, 2010	8	$10.15289	to	$10.15289	$77	0.02%	0.10%	to	0.10%	22.64%	to	22.64%
December 31, 2009	2	$8.27884	to	$8.27884	$17	2.70%	0.10%	to	0.10%	31.18%	to	31.18%

A73

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	American Century VP Mid Cap Value Fund – Class 1 Shares
December 31, 2013	128	$17.82173	to	$17.92297	$2,291	1.23%	0.00%	to	0.10%	29.98%	to	30.12%
December 31, 2012	81	$13.71070	to	$13.77471	$1,107	2.07%	0.00%	to	0.10%	16.21%	to	16.33%
December 31, 2011	64	$11.79807	to	$11.84119	$761	1.40%	0.00%	to	0.10%	-0.79%	to	-0.69%
December 31, 2010	48	$11.89229	to	$11.92384	$568	2.64%	0.00%	to	0.10%	19.13%	to	19.25%
December 31, 2009	22	$9.98222	to	$9.99877	$218	3.22%	0.00%	to	0.10%	29.82%	to	29.94%

	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio – Class 1 Shares
December 31, 2013	58	$16.87307	to	$16.96908	$979	0.81%	0.00%	to	0.10%	40.45%	to	40.59%
December 31, 2012	28	$12.01376	to	$12.07005	$334	0.79%	0.00%	to	0.10%	16.01%	to	16.13%
December 31, 2011	20	$10.35549	to	$10.39363	$211	0.71%	0.00%	to	0.10%	-1.62%	to	-1.52%
December 31, 2010	11	$10.52627	to	$10.55447	$113	1.20%	0.00%	to	0.10%	19.40%	to	19.52%
December 31, 2009	10	$8.81578	to	$8.83065	$89	1.42%	0.00%	to	0.10%	35.53%	to	35.66%

	The Dreyfus Socially Responsible Growth Fund – Service Shares
December 31, 2013	14	$15.90122	to	$15.90122	$215	0.97%	0.10%	to	0.10%	33.86%	to	33.86%
December 31, 2012	10	$11.87889	to	$11.87889	$123	0.48%	0.10%	to	0.10%	11.59%	to	11.59%
December 31, 2011	6	$10.64546	to	$10.64546	$67	0.65%	0.10%	to	0.10%	0.55%	to	0.55%
December 31, 2010	4	$10.58715	to	$10.58715	$47	0.63%	0.10%	to	0.10%	14.43%	to	14.43%
December 31, 2009	5	$9.25211	to	$9.25211	$42	0.47%	0.10%	to	0.10%	33.31%	to	33.31%

	Dreyfus Investment Portfolios, MidCap Stock Portfolio – Service Shares
December 31, 2013	34	$16.75664	to	$16.85170	$562	0.98%	0.00%	to	0.10%	34.56%	to	34.70%
December 31, 2012	19	$12.45270	to	$12.51086	$242	0.18%	0.00%	to	0.10%	19.22%	to	19.34%
December 31, 2011	16	$10.44507	to	$10.48342	$172	0.37%	0.00%	to	0.10%	0.10%	to	0.20%
December 31, 2010	11	$10.43481	to	$10.46270	$111	0.46%	0.00%	to	0.10%	26.82%	to	26.94%
December 31, 2009	2	$8.22815	to	$8.24194	$19	0.27%	0.00%	to	0.10%	35.19%	to	35.33%

	MFS® Utilities Series – Initial Class
December 31, 2013	211	$14.09086	to	$14.17104	$2,968	2.52%	0.00%	to	0.10%	20.40%	to	20.52%
December 31, 2012	153	$11.70362	to	$11.75848	$1,787	6.69%	0.00%	to	0.10%	13.37%	to	13.48%
December 31, 2011	127	$10.32340	to	$10.36137	$1,307	3.40%	0.00%	to	0.10%	6.68%	to	6.78%
December 31, 2010	76	$9.67717	to	$9.70305	$738	3.04%	0.00%	to	0.10%	13.69%	to	13.81%
December 31, 2009	45	$8.51168	to	$8.52592	$387	4.01%	0.00%	to	0.10%	33.08%	to	33.22%

	AST Schroders Multi-Asset World Strategies Portfolio (became available July 20, 2009)
December 31, 2013	121	$17.19053	to	$17.19053	$2,083	0.00%	0.25%	to	0.25%	14.11%	to	14.11%
December 31, 2012	85	$15.06428	to	$15.06428	$1,276	2.12%	0.25%	to	0.25%	10.86%	to	10.86%
December 31, 2011	57	$13.58842	to	$13.58842	$774	1.31%	0.25%	to	0.25%	-3.62%	to	-3.62%
December 31, 2010	21	$14.09909	to	$14.09909	$293	0.67%	0.25%	to	0.25%	11.53%	to	11.53%
December 31, 2009	4	$12.64122	to	$12.64122	$46	0.00%	0.25%	to	0.25%	12.59%	to	12.59%

	AST PIMCO Total Return Bond Portfolio (became available December 4, 2009)
December 31, 2013	5,396	$11.43076	to	$11.85595	$63,362	0.00%	0.00%	to	0.90%	-2.71%	to	-1.84%
December 31, 2012	5,710	$11.74949	to	$12.07785	$68,437	2.69%	0.00%	to	0.90%	8.35%	to	9.32%
December 31, 2011	5,795	$10.84440	to	$11.04780	$63,698	1.73%	0.00%	to	0.90%	2.26%	to	3.18%
December 31, 2010	5,899	$10.60498	to	$10.70774	$62,996	1.84%	0.00%	to	0.90%	6.76%	to	7.72%
December 31, 2009	5,950	$9.93371	to	$9.94054	$59,134	0.00%	0.00%	to	0.90%	-0.32%	to	-0.26%

	AST T. Rowe Price Asset Allocation Portfolio (became available July 20, 2009)
December 31, 2013	194	$18.53521	to	$18.53521	$3,591	0.00%	0.25%	to	0.25%	16.54%	to	16.54%
December 31, 2012	116	$15.90434	to	$15.90434	$1,844	1.35%	0.25%	to	0.25%	13.21%	to	13.21%
December 31, 2011	69	$14.04797	to	$14.04797	$973	0.95%	0.25%	to	0.25%	1.73%	to	1.73%
December 31, 2010	22	$13.80923	to	$13.80923	$301	0.73%	0.25%	to	0.25%	11.26%	to	11.26%
December 31, 2009	1	$12.41205	to	$12.41205	$11	0.00%	0.25%	to	0.25%	12.89%	to	12.89%

	AST Wellington Management Hedged Equity Portfolio (became available November 13, 2009)
December 31, 2013	3,904	$14.58693	to	$15.07499	$58,697	0.00%	0.10%	to	0.90%	19.43%	to	20.38%
December 31, 2012	3,776	$12.21399	to	$12.52266	$47,191	0.29%	0.10%	to	0.90%	10.02%	to	10.90%
December 31, 2011	3,655	$11.10187	to	$11.29192	$41,209	0.31%	0.10%	to	0.90%	-4.32%	to	-3.55%
December 31, 2010	3,474	$11.60267	to	$11.70781	$40,643	0.49%	0.10%	to	0.90%	13.61%	to	14.52%
December 31, 2009	3,239	$10.21245	to	$10.22336	$33,105	0.00%	0.10%	to	0.90%	1.37%	to	1.47%

A74

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Balanced Asset Allocation Portfolio (became available November 16, 2009)
December 31, 2013	6,619	$14.33414	to	$14.87479	$97,708	0.00%	0.00%	to	0.90%	16.60%	to	17.65%
December 31, 2012	6,277	$12.29364	to	$12.64363	$78,912	1.02%	0.00%	to	0.90%	11.47%	to	12.48%
December 31, 2011	6,081	$11.02843	to	$11.24110	$68,082	0.59%	0.00%	to	0.90%	-2.10%	to	-1.22%
December 31, 2010	5,836	$11.26449	to	$11.37952	$66,264	0.85%	0.00%	to	0.90%	11.31%	to	12.31%
December 31, 2009	5,728	$10.11979	to	$10.13198	$58,025	0.00%	0.00%	to	0.90%	-0.21%	to	-0.10%

	AST Preservation Asset Allocation Portfolio (became available November 23, 2009)
December 31, 2013	1,642	$13.01018	to	$13.49858	$21,961	0.00%	0.00%	to	0.90%	8.24%	to	9.21%
December 31, 2012	1,501	$12.01998	to	$12.36002	$18,427	1.14%	0.00%	to	0.90%	9.39%	to	10.38%
December 31, 2011	1,419	$10.98823	to	$11.19815	$15,816	0.91%	0.00%	to	0.90%	0.10%	to	0.99%
December 31, 2010	1,310	$10.97772	to	$11.08789	$14,485	1.37%	0.00%	to	0.90%	9.58%	to	10.57%
December 31, 2009	1,206	$10.01755	to	$10.02788	$12,093	0.00%	0.00%	to	0.90%	-0.19%	to	-0.09%

	AST First Trust Balanced Target Portfolio (became available July 20, 2009)
December 31, 2013	109	$17.65126	to	$17.65126	$1,921	0.00%	0.25%	to	0.25%	14.47%	to	14.47%
December 31, 2012	71	$15.41937	to	$15.41937	$1,101	1.89%	0.25%	to	0.25%	10.36%	to	10.36%
December 31, 2011	48	$13.97181	to	$13.97181	$677	1.78%	0.25%	to	0.25%	-1.75%	to	-1.75%
December 31, 2010	26	$14.22079	to	$14.22079	$363	0.74%	0.25%	to	0.25%	14.08%	to	14.08%
December 31, 2009	1	$12.46593	to	$12.46593	$16	0.00%	0.25%	to	0.25%	13.62%	to	13.62%

	AST Prudential Growth Allocation Portfolio (became available July 20, 2009)
December 31, 2013	150	$18.12798	to	$18.12798	$2,715	0.00%	0.25%	to	0.25%	16.73%	to	16.73%
December 31, 2012	97	$15.52936	to	$15.52936	$1,504	1.42%	0.25%	to	0.25%	12.64%	to	12.64%
December 31, 2011	53	$13.78659	to	$13.78659	$726	1.02%	0.25%	to	0.25%	-6.45%	to	-6.45%
December 31, 2010	17	$14.73691	to	$14.73691	$247	0.80%	0.25%	to	0.25%	18.72%	to	18.72%
December 31, 2009	2	$12.41303	to	$12.41303	$20	0.00%	0.25%	to	0.25%	11.25%	to	11.25%

	AST Advanced Strategies Portfolio (became available July 20, 2009)
December 31, 2013	127	$18.90316	to	$18.90316	$2,398	0.00%	0.25%	to	0.25%	16.27%	to	16.27%
December 31, 2012	84	$16.25861	to	$16.25861	$1,361	1.42%	0.25%	to	0.25%	13.37%	to	13.37%
December 31, 2011	49	$14.34163	to	$14.34163	$703	0.88%	0.25%	to	0.25%	-0.14%	to	-0.14%
December 31, 2010	21	$14.36148	to	$14.36148	$295	0.94%	0.25%	to	0.25%	13.42%	to	13.42%
December 31, 2009	3	$12.66200	to	$12.66200	$33	0.00%	0.25%	to	0.25%	14.75%	to	14.75%

	AST Schroders Global Tactical Portfolio (became available July 20, 2009)
December 31, 2013	100	$19.07059	to	$19.07059	$1,899	0.00%	0.25%	to	0.25%	17.76%	to	17.76%
December 31, 2012	71	$16.19381	to	$16.19381	$1,144	0.51%	0.25%	to	0.25%	15.61%	to	15.61%
December 31, 2011	47	$14.00668	to	$14.00668	$653	0.24%	0.25%	to	0.25%	-2.63%	to	-2.63%
December 31, 2010	17	$14.38530	to	$14.38530	$240	0.34%	0.25%	to	0.25%	14.06%	to	14.06%
December 31, 2009	2	$12.61250	to	$12.61250	$20	0.00%	0.25%	to	0.25%	13.54%	to	13.54%

	AST RCM World Trends Portfolio (became available July 20, 2009)
December 31, 2013	80	$16.43612	to	$16.43612	$1,315	0.00%	0.25%	to	0.25%	12.16%	to	12.16%
December 31, 2012	66	$14.65438	to	$14.65438	$962	0.61%	0.25%	to	0.25%	10.01%	to	10.01%
December 31, 2011	50	$13.32122	to	$13.32122	$667	0.34%	0.25%	to	0.25%	-2.06%	to	-2.06%
December 31, 2010	24	$13.60173	to	$13.60173	$325	0.35%	0.25%	to	0.25%	11.64%	to	11.64%
December 31, 2009	1	$12.18380	to	$12.18380	$14	0.00%	0.25%	to	0.25%	10.92%	to	10.92%

	AST BlackRock Global Strategies Portfolio (became available April 29, 2011)
December 31, 2013	12,775	$11.22618	to	$11.49857	$146,159	0.00%	0.00%	to	0.90%	9.86%	to	10.85%
December 31, 2012	12,583	$10.21817	to	$10.37288	$130,117	0.49%	0.00%	to	0.90%	10.90%	to	11.90%
December 31, 2011	12,293	$9.21410	to	$9.27000	$113,810	0.00%	0.00%	to	0.90%	-7.86%	to	-7.30%

	TOPS Aggressive Growth ETF Portfolio (became available August 22, 2011)
December 31, 2013	42	$15.18158	to	$15.18158	$634	0.90%	0.10%	to	0.10%	22.51%	to	22.51%
December 31, 2012	14	$12.39204	to	$12.39204	$177	0.19%	0.10%	to	0.10%	16.52%	to	16.52%
December 31, 2011	1	$10.63492	to	$10.63492	$15	0.00%	0.10%	to	0.10%	6.09%	to	6.09%

	TOPS Balanced ETF Portfolio (became available August 22, 2011)
December 31, 2013	41	$12.57021	to	$12.57021	$510	1.45%	0.10%	to	0.10%	8.99%	to	8.99%
December 31, 2012	21	$11.53303	to	$11.53303	$245	0.05%	0.10%	to	0.10%	11.75%	to	11.75%
December 31, 2011	4	$10.32021	to	$10.32021	$46	0.00%	0.10%	to	0.10%	3.09%	to	3.09%

A75

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	TOPS Capital Preservation ETF Portfolio (became available August 22, 2011)
December 31, 2013	6	$11.72864	to	$11.72864	$71	1.37%	0.10%	to	0.10%	4.46%	to	4.46%
December 31, 2012	3	$11.22754	to	$11.22754	$34	0.29%	0.10%	to	0.10%	10.05%	to	10.05%
December 31, 2011	1	$10.20246	to	$10.20246	$15	0.00%	0.10%	to	0.10%	2.03%	to	2.03%

	TOPS Growth ETF Portfolio (became available August 22, 2011)
December 31, 2013	55	$15.65369	to	$15.65369	$856	0.96%	0.10%	to	0.10%	18.77%	to	18.77%
December 31, 2012	28	$13.17957	to	$13.17957	$370	0.20%	0.10%	to	0.10%	15.88%	to	15.88%
December 31, 2011	4	$11.37353	to	$11.37353	$42	0.00%	0.10%	to	0.10%	13.60%	to	13.60%

	TOPS Moderate Growth ETF Portfolio (became available August 22, 2011)
December 31, 2013	56	$13.39250	to	$13.39250	$756	1.12%	0.10%	to	0.10%	12.90%	to	12.90%
December 31, 2012	31	$11.86191	to	$11.86191	$365	0.46%	0.10%	to	0.10%	14.77%	to	14.77%
December 31, 2011	1	$10.33525	to	$10.33525	$12	0.00%	0.10%	to	0.10%	3.24%	to	3.24%

	TOPS Managed Risk Balanced ETF Portfolio (became available August 22, 2011)
December 31, 2013	67	$11.11688	to	$11.66510	$787	0.88%	0.10%	to	0.25%	7.66%	to	7.82%
December 31, 2012	39	$10.31049	to	$10.83511	$427	0.12%	0.10%	to	0.25%	2.81%	to	8.12%
December 31, 2011	10	$10.02131	to	$10.02131	$96	0.00%	0.25%	to	0.25%	0.22%	to	0.22%

	TOPS Managed Risk Growth ETF Portfolio (became available August 22, 2011)
December 31, 2013	140	$11.89877	to	$12.53052	$1,745	1.03%	0.10%	to	0.25%	15.67%	to	15.84%
December 31, 2012	67	$10.27170	to	$10.83326	$720	0.09%	0.10%	to	0.25%	2.41%	to	7.97%
December 31, 2011	10	$10.03347	to	$10.03347	$101	0.00%	0.25%	to	0.25%	0.23%	to	0.23%

	TOPS Managed Risk Moderate Growth ETF Portfolio (became available August 22, 2011)
December 31, 2013	80	$11.57948	to	$12.19007	$965	0.87%	0.10%	to	0.25%	12.11%	to	12.28%
December 31, 2012	49	$10.31301	to	$10.87316	$523	0.13%	0.10%	to	0.25%	2.73%	to	8.39%
December 31, 2011	10	$10.03171	to	$10.03171	$96	0.00%	0.25%	to	0.25%	0.11%	to	0.11%

	American Funds Growth Fund – Class 2 (became available October 7, 2013)
December 31, 2013	5	$10.73463	to	$10.73463	$50	0.84%	0.10%	to	0.10%	8.55%	to	8.55%

	American Funds Growth-Income Fund – Class 2 (became available October 7, 2013)
December 31, 2013	1	$10.96565	to	$10.96565	$16	0.70%	0.10%	to	0.10%	10.61%	to	10.61%

	American Funds International Fund – Class 2 (became available October 7, 2013)
December 31, 2013	1	$10.64264	to	$10.64264	$8	0.48%	0.10%	to	0.10%	7.18%	to	7.18%

	Fidelity VIP Contrafund Portfolio – Service Class 2 (became available October 7, 2013)
December 31, 2013	1	$10.90655	to	$10.90655	$11	1.59%	0.10%	to	0.10%	10.13%	to	10.13%

	Fidelity VIP MidCap Portfolio – Service Class 2 (became available October 7, 2013)
December 31, 2013	2	$10.88577	to	$10.88577	$27	0.57%	0.10%	to	0.10%	10.23%	to	10.23%

	Franklin Income Securities Fund – Class 2 (became available October 7, 2013)
December 31, 2013	1	$10.51449	to	$10.51449	$9	0.00%	0.10%	to	0.10%	5.42%	to	5.42%

	Mutual Shares Securities Fund – Class 2**** (became available October 7, 2013)
December 31, 2013	0	$10.68946	to	$10.68946	$2	0.00%	0.10%	to	0.10%	7.59%	to	7.59%

	Templeton Growth Securities Fund – Class 2**** (became available October 7, 2013)
December 31, 2013	0	$10.71524	to	$10.71524	$1	0.00%	0.10%	to	0.10%	7.61%	to	7.61%

	Hartford Capital Appreciation HLS Fund – Class IB (became available October 7, 2013)
December 31, 2013	1	$10.89612	to	$10.89612	$13	1.00%	0.10%	to	0.10%	10.05%	to	10.05%

	Hartford Disciplined Equity HLS Fund – Class IB**** (became available October 7, 2013)
December 31, 2013	0	$10.97952	to	$10.97952	$0	1.86%	0.10%	to	0.10%	10.92%	to	10.92%

	Hartford Dividend and Growth HLS Fund – Class IB (became available October 7, 2013)
December 31, 2013	1	$10.93550	to	$10.93550	$14	5.11%	0.10%	to	0.10%	10.27%	to	10.27%

A76

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Hartford Growth Opportunities HLS Fund – Class IB (became available October 7, 2013)
December 31, 2013	1	$10.71959	to	$10.71959	$8	0.00%	0.10%	to	0.10%	8.60%	to	8.60%

	MFS Research Bond – Initial Class**** (became available October 7, 2013)
December 31, 2013	0	$10.05117	to	$10.05117	$1	0.00%	0.10%	to	0.10%	0.44%	to	0.44%

	MFS Value Series – Initial Class (became available October 7, 2013)
December 31, 2013	2	$11.03975	to	$11.03975	$18	0.00%	0.10%	to	0.10%	11.16%	to	11.16%

*
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios are annualized and exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

**
These ratios represent the annualized contract expenses of the Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***
These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount with no activity during the period were excluded from the range of total return for that period. Product designs within a subaccount which were offered after a fiscal year began are included in the range of total return for that period, and their respective total returns may not correspond to the total returns of a product offering with a comparable expense ratio that was presented for the full fund. Contract owners may experience different total returns based on their investment options. Investment options with a date notation indicate the effective date of that investment option in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2013 or from the effective date of the subaccount through the end of the reporting period.

****	Represents a fund containing less than 1,000 units and/or $1,000 in net assets.

*****	Investment Income Ratio for the Prudential Money Market Portfolio is less than 0.01%.

Charges and Expenses

The expense ratio represents the annualized contract expenses of the Account for the period indicated and includes those expenses that are charged through a reduction of the unit value, which consists solely of the mortality and expense charges. These fees range from an effective annual rate of up to 0.45% to 0.90%, per Contract. Expenses of the underlying portfolios and charges made directly to Contract Owner accounts through either the redemption of units or from premium payments are excluded.

Charges deducted from premium payments range from 0% to 22.5%, except that CVUL1 and CVUL2 Contracts also assess a $2 premium processing charge for each premium paid.

A77

Note 7:	Financial Highlights (Continued)

The percentage of the premium payment deducted consists of taxes attributable to premiums, any applicable sales charge, and any premium based administrative charge.

The charges made directly to the contract owner through the redemption of units depend on the product and the options or transactions selected by the client. The following charges are made through the redemption of units.

•	The Account charges from $0.02 to $83.34 per $1,000 of basic insurance amount for the cost of insurance plus additional mortality for extra ratings of up to $2.08 per $1,000 of basic insurance amount.

•
The Account charges surrender fees that range from 0% to 100% of the Sales Load Target Premium, except for SVUL and VULP Contracts, where the fees range from $0 to $34.53 per $1,000 of Basic Insurance Amount.

•	The charge for withdrawals ranges from the lesser of $15 and 2% to the lesser of $25 and 2% of the withdrawal amount.

•	The Account charges monthly administrative fees that range from $3.00 to $30.00 per Contract plus $0.00 to $2.20 per $1,000 of basic insurance amount, although it may be less for subsequent increases.

•	The Account also charges $15 to $25 per change to the basic insurance amount.

Note 8:	Other

Contract owner net payments—represent contract owner contributions under the Variable Life Policies reduced by applicable deductions, charges, and state premium taxes.

Policy loans—represent amounts borrowed by contractholders using the policy as the security for the loan.

Policy loan repayments and interest—represent payments made by contractholders to reduce the total outstanding policy loan balance.

Surrenders, withdrawals, and death benefits—are payments to contract owners and beneficiaries made under the terms of the Variable Life Policies, and amounts that contract owners have requested to be withdrawn or paid to them.

Net transfers between other subaccounts or Fixed Rate Option—are amounts that contract owners have directed to be moved among subaccounts.

Other charges—are various contract level charges as described in charges and expenses section located above.

A78

Report of Independent Registered Public Accounting Firm

To the Contract Owners of
Pruco Life Variable Universal Account
and the Board of Directors of
Pruco Life Insurance Company

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts listed in Note 1 of Pruco Life Variable Universal Account at December 31, 2013 and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Pruco Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2013 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 7, 2014

A79

PRUCO LIFE INSURANCE COMPANY

Management’s Annual Report on Internal Control Over Financial Reporting

Management of Pruco Life Insurance Company (“the Company”) is responsible for establishing and maintaining adequate internal control over financial reporting. Management conducted an assessment of the effectiveness, as of December 31, 2013, of the Company’s internal control over financial reporting, based on the framework established in Internal Control—Integrated Framework (1992) issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). Based on our assessment under that framework, management concluded that the Company’s internal control over financial reporting was effective as of December 31, 2013.

Our internal control over financial reporting is a process designed by or under the supervision of our principal executive and principal financial officers to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company’s assets that could have a material effect on our financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

This Annual Report does not include an attestation report of the Company’s registered public accounting firm, PricewaterhouseCoopers LLP, regarding the internal control over financial reporting. Management’s report was not subject to attestation by the Company’s registered public accounting firm pursuant to rules of the Securities and Exchange Commission that permit the Company to provide only management’s report in this Annual Report.

March 10, 2014

Part I—Financial Information

Item 1. Financial Statements

PRUCO LIFE INSURANCE COMPANY

Consolidated Statements of Financial Position
As of December 31, 2013 and December 31, 2012 (in thousands, except share amounts)

	December 31, 2013	December 31, 2012
ASSETS
Fixed maturities, available-for-sale, at fair value (amortized cost: 2013 – $5,538,933; 2012 – $5,662,255)	$5,651,401	$6,135,765
Equity securities, available-for-sale, at fair value (cost: 2013 – $567; 2012 – $3,119)	771	4,327
Trading account assets, at fair value	18,892	11,376
Policy loans	1,086,772	1,079,714
Short-term investments	16,002	112,337
Commercial mortgage and other loans	1,532,165	1,463,977
Other long-term investments	226,704	284,489

Total investments	8,532,707	9,091,985
Cash and cash equivalents	307,243	412,109
Deferred policy acquisition costs	5,034,299	3,679,061
Accrued investment income	89,465	90,653
Reinsurance recoverables	13,657,859	7,032,175
Receivables from parents and affiliates	262,362	183,044
Deferred sales inducements	989,889	787,891
Income taxes	-	9,910
Other assets	45,983	47,453
Separate account assets	100,402,349	80,887,276

TOTAL ASSETS	$129,322,156	$102,221,557

LIABILITIES AND EQUITY
LIABILITIES
Policyholders’ account balances	$14,303,330	$8,557,077
Future policy benefits and other policyholder liabilities	6,916,669	6,696,813
Cash collateral for loaned securities	84,867	48,068
Income taxes	186,015	-
Short-term debt to affiliates	274,900	272,000
Long-term debt to affiliates	1,592,000	1,511,000
Payables to parent and affiliates	191,065	6,694
Other liabilities	964,740	726,737
Separate account liabilities	100,402,349	80,887,276

TOTAL LIABILITIES	124,915,935	98,705,665

COMMITMENTS AND CONTINGENT LIABILITIES (See Note 12)

EQUITY
Common stock, ($10 par value; 1,000,000 shares, authorized; 250,000 shares, issued and outstanding)	2,500	2,500
Additional paid-in capital	804,237	818,303
Retained earnings	3,542,838	2,427,628
Accumulated other comprehensive income	56,646	267,461

TOTAL EQUITY	4,406,221	3,515,892

TOTAL LIABILITIES AND EQUITY	$129,322,156	$102,221,557

See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY

Consolidated Statements of Operations and Comprehensive Income (Loss)
Years Ended December 31, 2013, 2012 and 2011 (in thousands)

	2013	2012	2011
REVENUES
Premiums	$56,851	$68,136	$72,787
Policy charges and fee income	1,880,925	1,534,763	1,109,495
Net investment income	419,011	417,510	439,950
Asset administration fees	332,288	286,302	203,508
Other income	20,149	74,013	43,861
Realized investment gains (losses), net:
Other-than-temporary impairments on fixed maturity securities	(12,268)	(34,926)	(71,348)
Other-than-temporary impairments on fixed maturity securities
transferred to other comprehensive income	7,827	28,692	62,379
Other realized investment gains (losses), net	(9,009)	(150,213)	271,052

Total realized investment gains (losses), net	(13,450)	(156,447)	262,083

TOTAL REVENUES	2,695,774	2,224,277	2,131,684

BENEFITS AND EXPENSES
Policyholders’ benefits	178,924	353,494	312,211
Interest credited to policyholders’ account balances	45,737	165,992	502,585
Amortization of deferred policy acquisition costs	(524,311)	(38,969)	973,203
General, administrative and other expenses	890,794	878,383	697,884

TOTAL BENEFITS AND EXPENSES	591,144	1,358,900	2,485,883

INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES	2,104,630	865,377	(354,199)

Income taxes:
Current	250,601	216,654	42,474
Deferred	315,819	(35,614)	(263,930)

Total Income tax expense (benefit)	566,420	181,040	(221,456)

NET INCOME (LOSS)	$1,538,210	$684,337	$(132,743)

Other comprehensive income (loss), before tax:
Foreign currency translation adjustments	224	192	(178)
Net unrealized investment gains (losses):
Unrealized investment gains (losses) for the period	(290,636)	105,543	122,946
Reclassification adjustment for (gains) losses included in net income	(33,920)	(22,644)	(75,822)

Net unrealized investment gains (losses)	(324,556)	82,899	47,124

Other comprehensive income (loss), before tax	(324,332)	83,091	46,946

Less: Income tax expense (benefit) related to:
Foreign currency translation adjustments	78	67	(62)
Net unrealized investment gains (losses)	(113,595)	29,191	16,479

Total	(113,517)	29,258	16,417
Other comprehensive income (loss), net of tax:	(210,815)	53,833	30,529

COMPREHENSIVE INCOME (LOSS)	$1,327,395	$738,170	$(102,214)

See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY

Consolidated Statements of Equity
Years Ended December 31, 2013, 2012 and 2011 (in thousands)

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Equity

Balance, December 31, 2010	$2,500	$792,226	$1,902,185	$183,099	$2,880,010
Contributed Capital-Parent/Child Asset Transfers	-	3,543	-	-	3,543
Affiliated asset transfers	-	40,252	(26,151)	-	14,101
Comprehensive income (loss):
Net income (loss)	-	-	(132,743)	-	(132,743)
Other comprehensive income (loss), net of tax	-	-	-	30,529	30,529

Total comprehensive income (loss)					(102,214)

Balance, December 31, 2011	$2,500	$836,021	$1,743,291	$213,628	$2,795,440
Contributed Capital-Parent/Child Asset Transfers	-	(17,718)	-	-	(17,718)
Affiliated asset transfers	-	-	-	-	-
Comprehensive income (loss):
Net income (loss)	-	-	684,337	-	684,337
Other comprehensive income (loss), net of tax	-	-	-	53,833	53,833

Total comprehensive income (loss)					738,170

Balance, December 31, 2012	$2,500	$818,303	$2,427,628	$267,461	$3,515,892
Dividend to Parent	-	-	(423,000)	-	(423,000)
Capital-Asset Transfer Activity (Parent-Child)	-	(14,066)	-	-	(14,066)
Comprehensive income (loss):

Net income (loss)	-	-	1,538,210	-	1,538,210
Other comprehensive income (loss), net of tax	-	-	-	(210,815)	(210,815)

Total comprehensive income (loss)					1,327,395

Balance, December 31, 2013	$2,500	$804,237	$3,542,838	$56,646	$4,406,221

See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY

Consolidated Statements of Cash Flows
Years Ended December 31, 2013, 2012 and 2011 (in thousands)

	2013	2012	2011
CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES:
Net income	$1,538,210	$684,337	$(132,743)
Adjustments to reconcile net income to net cash provided by operating activities:
Policy charges and fee income	(113,831)	(163,640)	(127,683)
Interest credited to policyholders’ account balances	45,737	165,992	502,585
Realized investment (gains) losses, net	13,450	156,447	(262,083)
Amortization and other non-cash items	(43,677)	(56,322)	(68,098)
Change in:
Future policy benefits and other insurance liabilities	1,185,681	1,337,078	870,582
Reinsurance recoverables	(1,211,151)	(1,117,361)	(798,474)
Accrued investment income	(4,286)	(6,372)	6,785
Receivables from parent and affiliates	(88,490)	5,571	46,595
Payables to parent and affiliates	23,110	855	(48,064)
Deferred policy acquisition costs	(1,346,386)	(1,210,728)	(123,100)
Income taxes payable	341,965	81,763	(412,217)
Deferred sales inducements	(20,871)	(199,005)	(289,642)
Other, net	(1,855)	7,961	156,698

Cash flows from (used in) operating activities	$317,606	$(313,424)	$(678,859)

CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES:
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available for sale	$1,570,701	$1,019,890	$1,069,922
Short-term investments	662,351	1,424,173	1,167,039
Policy loans	130,655	131,511	122,721
Ceded policy loans	(9,156)	(7,951)	(1,861)
Commercial mortgage and other loans	207,340	149,621	82,098
Other long-term investments	12,933	11,557	10,612
Equity securities, available for sale	13,596	9,862	10,355
Trading account assets, at fair value	7,524	14,325	5,174
Payments for the purchase/origination of:
Fixed maturities, available for sale	(1,934,430)	(1,646,619)	(1,135,456)
Short-term investments	(566,100)	(1,253,361)	(1,203,342)
Policy loans	(101,357)	(129,521)	(102,230)
Ceded policy loans	9,687	16,320	5,538
Commercial mortgage and other loans	(367,857)	(239,086)	(204,951)
Other long-term investments	(84,859)	(75,664)	(70,641)
Equity securities, available for sale	(10,574)	(5,024)	(8,528)
Trading account assets, at fair value	(9,478)	-	-
Notes receivable from parent and affiliates, net	4,641	5,714	6,842
Other, net	160	(1,885)	2,757

Cash flows from (used in) investing activities	$(464,223)	$(576,138)	$(243,951)

CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES:
Policyholders’ account deposits	$3,091,818	$4,154,752	$3,044,607
Ceded policyholders’ account deposits	(413,181)	(312,528)	(117,916)

Policyholders’ account withdrawals	(2,399,425)	(3,178,207)	(2,555,035)
Ceded policyholders’ account withdrawals	47,114	31,419	8,824
Net change in securities sold under agreement to repurchase and cash collateral for loaned securities	36,799	(146,074)	114,612
Dividend to parent	(423,000)	-	-
Contributed/Distributed capital - parent/child asset transfers	(3,374)	(20,900)	3,543
Net change in financing arrangements (maturities 90 days or less)	(155,100)	29,000	129,000
Net change in long-term borrowing	21,100	3,786	(59,401)
Drafts outstanding	239,000	453,000	277,000

Cash flows from (used in) financing activities	$41,751	$1,014,248	$845,234

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(104,866)	124,686	(77,576)
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	412,109	287,423	364,999

CASH AND CASH EQUIVALENTS, END OF PERIOD	$307,243	$412,109	$287,423

SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid, net of refunds	$(250,087)	$134,603	$166,606
Interest paid	$40,209	$43,717	$33,104

See Notes to Consolidated Financial Statements

Significant Non Cash Transactions

Cash Flows from Investing Activities for the twelve months ended December 31, 2013 excludes $56 million of increases in fixed maturities, available for sale and $132 million of decreases in fixed maturities, available for sale related to the amendments of the reinsurance agreements between the Company and UPARC, an affiliate, and the Company, and PAR U, an affiliate in the first quarter of 2013. See Note 13 to the Consolidated Financial Statements for more information on related party transactions.

Cash Flows from Investing Activities for the twelve months ended December 31, 2013 excludes $192 million of increases in fixed maturities, available for sale, and commercial mortgages and $704 million of decreases in fixed maturities, available for sale, and commercial mortgages related to the amendments of the reinsurance agreements between the Company and UPARC, an affiliate, and the Company, and PAR U, an affiliate, in the third quarter of 2013. See Note 13 to the Consolidated Financial Statements for more information on related party transactions.

Cash Flows from Investing Activities for the twelve months ended December 31, 2013 excludes $4,951 million of increases in fixed maturities, available for sale, commercial mortgages, short-term investments, and trading account assets related to the coinsurance of Guaranteed Universal Life (“GUL”) business assumed from Prudential Insurance in connection with the acquisition of the Hartford Life Business. Cash Flows from Investing Activities for the twelve months ended December 31, 2013 excludes $4,952 million of decreases in fixed maturities, available for sale, commercial mortgages, short-term investments, and trading account assets related to the subsequent retrocession of this GUL business assumed from Prudential Insurance to PAR U, an affiliate. See Note 13 to the Consolidated Financial Statements for more information on related party transactions.

Cash Flows from Financing Activities for the twelve months ended December 31, 2013 excludes $12 million of decreases in Contributed/Distributed capital-parent/child asset transfers related to the coinsurance of GUL business assumed from Prudential Insurance in connection with the acquisition of the Hartford Life Business.

Cash Flows from Investing Activities for the twelve months ended December 31, 2012 excludes $202 million of decreases in fixed maturities, available for sale and commercial mortgages related to the coinsurance transaction between the Company’s wholly owned subsidiary PLNJ and PAR U, in the third quarter of 2012. See Note 13 to the Consolidated Financial Statements for more information on related party transactions.

Cash Flows from Investing Activities in the 2011 Consolidated Statement of Cash Flows excludes $313 million of increases in fixed maturities, available for sale related to a non-cash transfer of assets to the Company. These assets were received as consideration of premium due to the Company for the recapture of policies issued prior to January 1, 2011 previously reinsured by Universal Prudential Arizona Reinsurance Company, or “UPARC,” an affiliate (See Note 13).

Cash Flows from Investing Activities in the 2011 Consolidated Statement of Cash Flows also excludes $1,054 million of decreases in fixed maturities available for sale related to the coinsurance transaction with PAR U, an affiliate (See Note 13). The assets transferred included $1,009 million of consideration for the initial premium due under the coinsurance agreement with this affiliate and $45 million to Prudential Insurance, the Company’s parent company, to settle tax expenses arising from this coinsurance transaction.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

1.    BUSINESS AND BASIS OF PRESENTATION

Pruco Life Insurance Company, is a wholly owned subsidiary of The Prudential Insurance Company of America, or “Prudential Insurance,” which in turn is an indirect wholly owned subsidiary of Prudential Financial, Inc., or “Prudential Financial.” Pruco Life Insurance Company was organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities, primarily through affiliated and unaffiliated distributors, in the District of Columbia, Guam, and in all States except New York.

The Company has three subsidiaries, including one wholly owned insurance subsidiary, Pruco Life Insurance Company of New Jersey, or “PLNJ,” and two subsidiaries formed in 2009 for the purpose of holding certain commercial loan investments. Pruco Life Insurance Company and its subsidiaries are together referred to as the Company and all financial information is shown on a consolidated basis.

PLNJ is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York only.

Acquisition of The Hartford’s Individual Life Insurance Business

On January 2, 2013, Prudential Insurance acquired the individual life insurance business of The Hartford Financial Services Group, Inc. (“The Hartford”) through a reinsurance transaction. Under the agreement, Prudential Insurance paid The Hartford cash consideration of $615 million, primarily in the form of a ceding commission to provide reinsurance for approximately 700,000 life insurance policies with net retained face amount in force of approximately $141 billion. This acquisition increases our scale in the U.S. individual life insurance market, particularly universal life products, and provides complimentary distribution opportunities through expanded wirehouse and bank distribution channels.

In connection with this transaction, Prudential Insurance retroceded to the Company, the portion of the assumed business that is classified as guaranteed universal life insurance (“GUL”) with account values of approximately $4 billion as of January 2, 2013. The Company has reinsured more than 79,000 GUL policies with a net retained face amount in force of approximately $30 billion. The Company then retroceded all of the GUL policies to an affiliated captive reinsurance company. Collectively, these transactions do not have a material impact on equity, as determined in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), or the statutory capital and surplus of the Company.

Basis of Presentation

The Consolidated Financial Statements have been prepared in accordance with U.S. GAAP. Intercompany balances and transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs and related amortization; amortization of deferred sales inducements; valuation of investments including derivatives and the recognition of other-than-temporary impairments (“OTTI”); future policy benefits including guarantees; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

Reclassifications

Certain amounts in prior periods have been reclassified to conform to the current period presentation.

2.    SIGNIFICANT ACCOUNTING POLICIES AND PRONOUNCEMENTS

Investments and Investment Related Liabilities

The Company’s principal investments are fixed maturities; equity securities; commercial mortgage and other loans; policy loans; other long-term investments, including joint ventures (other than operating joint ventures), limited partnerships, and real estate; and short-term investments. Investments and investment-related liabilities also include securities repurchase and resale agreements and securities lending transactions. The accounting policies related to each are as follows:

Fixed maturities are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as “available-for-sale” are carried at fair value. See Note 10 for additional information regarding the determination of fair value. Fixed maturities that the Company has both the positive intent and ability to hold to maturity are carried at amortized cost and classified as “held-to-maturity.” The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity. Interest income, as well as the related amortization of premium and

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

accretion of discount is included in “Net investment income” under the effective yield method. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also vary based on other assumptions regarding the underlying collateral, including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of other-than-temporary impairments recognized in earnings and other comprehensive income. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For mortgage-backed and asset-backed securities rated below AA or those for which an other than temporary impairment has been recorded, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Unrealized gains and losses on fixed maturities classified as “available-for-sale,” net of tax, and the effect on deferred policy acquisition costs (“DAC”), deferred sales inducements (“DSI”), future policy benefits, and policyholder account balances that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss)” (“AOCI”).

Trading account assets, at fair value, represents equity securities held in support of a deferred compensation plan and other fixed maturity securities carried at fair value. Realized and unrealized gains and losses for these investments are reported in “Asset administration fees and other income.” Interest and dividend income from these investments is reported in “Net investment income.”

Equity securities, available-for-sale, at fair value, are comprised of common stock, and non-redeemable preferred stock, and are carried at fair value. The associated unrealized gains and losses, net of tax, and the effect on deferred policy acquisition costs, DSI, future policy benefits, and policyholder account balances that would result from the realization of unrealized gains and losses, are included in AOCI. The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are recognized in “Net investment income” when earned.

Commercial mortgage and other loans consist of commercial mortgage loans, agricultural loans and uncollateralized loans. Commercial mortgage and other loans held for investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses and net of an allowance for losses. Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances.

Interest income, as well as prepayment fees and the amortization of the related premiums or discounts, related to commercial mortgage and other loans, are included in “Net investment income.”

Impaired loans include those loans for which it is probable that amounts due will not all be collected according to the contractual terms of the loan agreement. The Company defines “past due” as principal or interest not collected at least 30 days past the scheduled contractual due date. Interest received on loans that are past due, including impaired and non-impaired loans as well as loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income based on the Company’s assessment as to the collectability of the principal. See Note 3 for additional information about the Company’s past due loans.

The Company discontinues accruing interest on loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged to interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, or the loan has been modified, a regular payment performance has been established.

The Company reviews the performance and credit quality of the commercial mortgage and other loan portfolio on an on-going basis. Loans are placed on watch list status based on a predefined set of criteria and are assigned one of three categories. Loans are placed on “early warning” status in cases where, based on the Company’s analysis of the loan’s collateral, the financial situation of the borrower or tenants or other market factors, it is believed a loss of principal or interest could occur. Loans are classified as “closely monitored” when it is determined that there is a collateral deficiency or other credit events that may lead to a potential loss of principal or interest. Loans “not in good standing” are those loans where the Company has concluded that there is a high probability of loss of principal, such as when the loan is delinquent or in the process of foreclosure. As described below, in determining the allowance for losses, the Company evaluates each loan on the watch list to determine if it is probable that amounts due will not be collected according to the contractual terms of the loan agreement.

Loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage loans. The loan-to-value ratio compares the amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. A smaller loan-to-value ratio indicates a greater excess of collateral value over the loan amount. The debt service coverage ratio compares a property’s net operating income to its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan’s current debt payments. A larger debt service coverage ratio indicates a greater excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company’s periodic review of the commercial mortgage loan and agricultural loan portfolio, which includes an internal appraisal of the underlying collateral value. The Company’s periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. The loan-to-value ratio is the most significant of several inputs used to establish the

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

internal credit rating of a loan which in turn drives the allowance for losses. Other key factors considered in determining the internal credit rating include debt service coverage ratios, amortization, loan term, estimated market value growth rate and volatility for the property type and region. See Note 3 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company’s commercial mortgage and agricultural loan portfolios.

The allowance for losses includes a loan specific reserve for each impaired loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. For impaired commercial mortgage and other loans, the allowances for losses are determined based on the present value of expected future cash flows discounted at the loan’s effective interest rate, or based upon the fair value of the collateral if the loan is collateral dependent. The portfolio reserves for probable incurred but not specifically identified losses in the commercial mortgage and agricultural loan portfolio segments considers the current credit composition of the portfolio based on an internal quality rating, (as described above). The portfolio reserves are determined using past loan experience, including historical credit migration, loss probability and loss severity factors by property type. These factors are reviewed each quarter and updated as appropriate.

The allowance for losses on commercial mortgage and other loans can increase or decrease from period to period based on the factors noted above. “Realized investment gains (losses), net” includes changes in the allowance for losses. “Realized investment gains (losses), net” also includes gains and losses on sales, certain restructurings, and foreclosures.

When a commercial mortgage or other loan is deemed to be uncollectible, any specific valuation allowance associated with the loan is reversed and a direct write down to the carrying amount of the loan is made. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

In situations where a loan has been restructured in a troubled debt restructuring and the loan has subsequently defaulted, this factor is considered when evaluating the loan for a specific allowance for losses in accordance with the credit review process noted above.

See Note 3 for additional information about commercial mortgage and other loans that have been restructured in a troubled debt restructuring.

Policy loans are carried at unpaid principal balances. Interest income on policy loans is recognized in “Net investment income” at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policies.

Securities repurchase and resale agreements and securities loaned transactions are used primarily to earn spread income, to borrow funds, or to facilitate trading activity. As part of securities repurchase agreements or securities loaned transactions, the Company transfers U.S. and foreign debt and equity securities, or as well as U.S. government and government agency securities and receives cash as collateral. As part of securities resale agreements, the Company invests cash and receives as collateral U.S. government securities or other debt securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as secured borrowing or secured lending arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective transactions. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities either directly or through a third party custodian. These securities are valued daily and additional securities or cash collateral is received, or returned, when appropriate to protect against credit exposure. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same, as those sold. Income and expenses related to these transactions executed within the insurance companies used to earn spread income are reported as “Net investment income;” however, for transactions used for funding purposes, the associated borrowing cost is reported as interest expense (included in “General and administrative expenses”).

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are reported as “Net investment income;” however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in “General and administrative expenses”).

Other long-term investments consist of the Company’s investments in joint ventures and limited partnerships, other than operating joint ventures, as well as wholly-owned investment real estate and other investments. Joint venture and partnership interests are either accounted for using the equity method of accounting or under the cost method when the Company’s partnership interest is so minor (generally less than 3%) that it exercises virtually no influence over operating and financial policies. The Company’s income from investments in joint ventures and partnerships accounted for using the equity method or the cost method, other than the Company’s investment in operating joint ventures, is included in “Net investment income.” The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method or the cost method (including assessment for other-than-temporary impairment), the Company uses financial information provided by the investee, generally on a one to three month lag.

Short-term investments primarily consist of highly liquid debt instruments with a maturity of twelve months or less and greater than three months when purchased. These investments are generally carried at fair value and include certain money market investments, short-term debt securities issued by government sponsored entities and other highly liquid debt instruments.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sale of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net other-than-temporary impairments recognized in earnings. Realized investment gains and losses are also generated from prepayment premiums received on private fixed maturity securities, allowance for losses on commercial mortgage and other loans, and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment. See “Derivative Financial Instruments” below for additional information regarding the accounting for derivatives.

The Company’s available-for-sale securities with unrealized losses are reviewed quarterly to identify other-than-temporary impairments in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition of and near-term prospects of the issuer. With regard to available-for-sale equity securities, the Company also considers the ability and intent to hold the investment for a period of time to allow for a recovery of value. When it is determined that a decline in value of an equity security is other-than-temporary, the carrying value of the equity security is reduced to its fair value, with a corresponding charge to earnings.

An other-than-temporary impairment is recognized in earnings for a debt security in an unrealized loss position when the Company either (a) has the intent to sell the debt security or (b) more likely than not will be required to sell the debt security before its anticipated recovery. For all debt securities in unrealized loss positions that do not meet either of these two criteria, the Company analyzes its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment an other-than-temporary impairment is recognized.

When an other-than-temporary impairment of a debt security has occurred, the amount of the other-than-temporary impairment recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria, the other-than-temporary impairment recognized in earnings is equal to the entire difference between the security’s amortized cost basis and its fair value at the impairment measurement date. For other-than-temporary impairments of debt securities that do not meet these criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in “Other comprehensive income (loss)” (“OCI”). Unrealized gains or losses on securities for which an other-than-temporary impairment has been recognized in earnings is tracked as a separate component of AOCI.

For debt securities, the split between the amount of an other-than-temporary impairment recognized in other comprehensive income and the net amount recognized in earnings is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also include other assumptions regarding the underlying collateral including default rates and recoveries, which vary based on the asset type and geographic location, as well as the vintage year of the security. For structured securities, the payment priority within the tranche structure is also considered. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security’s position within the capital structure of the issuer.

The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an other-than-temporary impairment, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods, including increases in cash flow on a prospective basis. In certain cases where there are decreased cash flow expectations, the security is reviewed for further cash flow impairments.

Unrealized investment gains and losses are also considered in determining certain other balances, including deferred policy acquisition costs, DSI, certain future policy benefits, policyholder account balances and deferred tax assets or liabilities. These balances are adjusted, as applicable, for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. Each of these balances is discussed in greater detail below.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, certain money market investments and other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in “Trading account assets, at fair value.” The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates which are considered cash and cash equivalents.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

Deferred Policy Acquisition Costs

Costs that vary with and that are directly related to the successful acquisition of new and renewal insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such DAC primarily include commissions, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully negotiated contracts. See below under “Adoption of New Accounting Pronouncements” for a discussion of the authoritative guidance adopted effective January 1, 2012, regarding which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. In each reporting period, capitalized DAC is amortized to “Amortization of deferred policy acquisition costs,” net of the accrual of imputed interest on DAC balances. DAC is subject to periodic recoverability testing. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI.

Deferred policy acquisition costs related to interest sensitive and variable life products and fixed and variable deferred annuity products are generally deferred and amortized over the expected life of the contracts (at least 30 years) in proportion to gross profits arising principally from investment margins, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach for equities to derive the future equity return assumptions.

However, if the projected equity return calculated using this approach is greater than the maximum equity return assumption, the maximum equity return is utilized. In addition to the gross profit components previously mentioned, the impact of the embedded derivatives associated with certain optional living benefit features of the Company’s variable annuity contracts and related hedging activities are also included in actual gross profits used as the basis for calculating current period amortization and, in certain instances, in management’s estimate of total gross profits used for setting the amortization rate, regardless of which affiliated legal entity this activity occurs. In calculating gross profits, profits and losses related to contracts issued by the Company that are reported in affiliated legal entities other than the Company as a result of, for example, reinsurance agreements with those affiliated entities are also included. The Company is an indirect subsidiary of Prudential Financial (an SEC registrant) and has extensive transactions and relationships with other subsidiaries of Prudential Financial, including reinsurance agreements, as described in Note 13. Incorporating all product-related profits and losses in gross profits, including those that are reported in affiliated legal entities, produces a DAC amortization pattern representative of the total economics of the products. The effect of changes to total gross profits on unamortized DAC is reflected in “Amortization of deferred policy acquisition costs” in the period such total gross profits are revised. DAC related to non-participating traditional individual life insurance is amortized in proportion to gross premiums.

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a non-integrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies.

Deferred Sales Inducements

The Company offered various types of sales inducements to contractholders related to fixed and variable deferred annuity contracts. The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize DAC. Sales inducements balances are subject to periodic recoverability testing. The Company records amortization of deferred sales inducements in “Interest credited to policyholders’ account balances.” Deferred sales inducements, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. See Note 7 for additional information regarding sales inducements.

Separate Account Assets and Liabilities

Separate account assets are reported at fair value and represent segregated funds that are invested for certain contractholders and other customers. The assets consist primarily of equity securities, fixed maturities, real estate related investments, real estate mortgage loans and short term investments and derivative instruments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities primarily represent the contractholders’ account balance in separate account assets and to a lesser extent borrowings of the separate account, and will be equal and offsetting to total separate account assets. See Note 7 to the Consolidated Financial Statements for additional information regarding separate account arrangements with contractual guarantees. The investment income and realized investment gains or losses from separate accounts generally accrue to the contractholders and are not included in the Company’s consolidated results of operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income.” Asset administration fees charged to the accounts are included in “Asset administration fees.”

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

Other Assets and Other Liabilities

Other assets consist primarily of premiums due, certain restricted assets, and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of accrued expenses, reinsurance payables, technical overdrafts, derivatives, and payables resulting from purchases of securities that had not yet been settled at the balance sheet date.

Reinsurance recoverables

Reinsurance recoverables include corresponding receivables associated with reinsurance arrangements with affiliates. For additional information about these arrangements see Note 13.

Future Policy Benefits

The Company’s liability for future policy benefits is comprised of liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 7. These reserves represent reserves for the guaranteed minimum death and optional living benefit features on our variable annuity products and no lapse guarantees for our variable and universal life products. The optional living benefits are primarily accounted for as embedded derivatives, with fair values calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. For additional information regarding the valuation of these optional living benefit features, see Note 10.

The Company’s liability for future policy benefits also includes reserves based on the present value of estimated future payments to or on behalf of policyholders related to contracts that have fixed and guaranteed terms, where the timing and amount of payment depends on policyholder mortality, and maintenance expenses less the present value of future net premiums. Expected mortality is generally based on the Company’s experience, industry data, and/or other factors. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses. Premium deficiency reserves do not include a provision for the risk of adverse deviation. Any adjustments to future policy benefit reserves to net unrealized gains on securities classified as available-for-sale are included in AOCI. See Note 7 for additional information regarding future policy benefits.

Policyholders’ Account Balances

The Company’s liability for policyholders’ account balances primarily represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is primarily associated with the general accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the general account balance. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities and certain unearned revenues.

Contingent Liabilities

Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance Revenue and Expense Recognition

Premiums from individual life products, other than interest-sensitive and variable life contracts, are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is generally deferred and recognized into revenue in a constant relationship to insurance inforce. Benefits are recorded as an expense when they are incurred. Benefits and expenses for these products also include amortization of DAC. A liability for future policy benefits is recorded when premiums are recognized using the net premium method.

Revenues for variable deferred annuity contracts consist of charges against contractholder account values for mortality and expense risks, administration fees, surrender charges and an annual maintenance fee per contract. Revenues for mortality and expense risk charges and administration fees are recognized as assessed against the contractholder. Surrender charge revenue is recognized when the surrender charge is assessed against the contractholder at the time of surrender. Benefits and expenses for these products also include amortization of DAC and DSI. Benefit reserves for the variable investment options on annuity contracts represent the account value of the contracts and are included in “Separate account liabilities.”

Revenues for variable immediate annuity and supplementary contracts with life contingencies consist of certain charges against contractholder account values including mortality and expense risks and administration fees. These charges and fees are recognized as revenue when assessed against the contractholder. Benefit reserves for variable immediate annuity contracts represent the account value of the contracts and are included in “Separate account liabilities.”

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

Revenues for fixed immediate annuity and fixed supplementary contracts with and without life contingencies consist of net investment income. In addition, revenues for fixed immediate annuity contracts with life contingencies also consist of single premium payments recognized as annuity considerations when received. Benefit reserves for these contracts are based on applicable actuarial standards with assumed interest rates that vary by contract year. Reserves for contracts without life contingencies are included in “Policyholders’ account balances” while reserves for contracts with life contingencies are included in “future policy benefits and other policyholder liabilities.” Assumed interest rates ranged from 0.00% to 14.75% at December 31, 2013, and from 1.00% to 14.75% at December 31, 2012.

Revenues for variable life insurance contracts consist of charges against contractholder account values or separate accounts for expense charges, administration fees, cost of insurance charges, taxes and surrender charges. Certain contracts also include charges against premium to pay state premium taxes. All of these charges are recognized as revenue when assessed against the contractholder. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are generally deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products also include amortization of DAC. Benefit reserves for variable life insurance contracts represent the account value of the contracts and are included in “Separate account liabilities.”

Certain individual annuity contracts provide the holder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount, and certain individual life contracts provide no lapse guarantees. These benefits are accounted for as insurance contracts and are discussed in further detail in Note 7. The Company also provides contracts with certain living benefits which are considered embedded derivatives. These contracts are discussed in further detail in Note 7.

Amounts received as payment for interest-sensitive or variable contracts are reported as deposits to “Policyholders’ account balances” and/or “Separate account liabilities.” Revenues from these contracts are reflected in “Policy charges and fee income” consisting primarily of fees assessed during the period against the policyholders’ account balances for mortality and other benefit charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of deposits in the Company’s general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are generally deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC and DSI.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies.

Asset Administration Fees

The Company receives asset administration fee income from contractholders’ account balances invested in The Prudential Series Funds or, “PSF,” which are a portfolio of mutual fund investments related to the Company’s separate account products. Also, the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust Funds (see Note 13). In addition, the Company receives fees from contractholders’ account balances invested in funds managed by companies other than affiliates of Prudential Insurance. Asset administration fees are recognized as income when earned.

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk used in valuation models. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter (“OTC”) market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.

Derivatives are used to manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed in detail below and in Note 11, all realized and unrealized changes in fair value of derivatives are recorded in current earnings, with the exception of the effective portion of cash flow hedges. Cash flows from derivatives are reported in the operating, investing, or financing activities sections in the Consolidated Statements of Cash Flows based on the nature and purpose of the derivative.

Derivatives are recorded either as assets, within “Other trading account assets, at fair value” or “Other long-term investments,” or as liabilities, within “Other liabilities,” except for embedded derivatives which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed.

The Company designates derivatives as either (1) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge); or (2) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in “Realized investment gains (losses), net.”

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as cash flow hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in AOCI until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

If it is determined that a derivative no longer qualifies as an effective cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” The component of AOCI related to discontinued cash flow hedges is reclassified to the income statement line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in “Realized investment gains (losses), net.” Gains and losses that were in AOCI pursuant to the hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net.”

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded instrument possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded instrument qualifies as an embedded derivative that is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.” For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to classify the entire instrument as a trading account asset and report it within “Trading account assets, at fair value.”

The Company sells variable annuity contracts that include optional living benefit features that may be treated from an accounting perspective as embedded derivatives. The Company has reinsurance agreements to transfer the risk related to certain of these benefit features to an affiliate, Pruco Reinsurance Ltd. (“Pruco Re”). The embedded derivatives related to the living benefit features and the related reinsurance agreements are carried at fair value and included in “Future policy benefits and other policyholder liabilities” and “Reinsurance recoverables” or “Other liabilities,” respectively. Changes in the fair value are determined using valuation models as described in Note 10, and are recorded in “Realized investment gains (losses), net.”

The Company, excluding its subsidiaries, also sells certain universal life products that contain a no lapse guarantee provision that is reinsured with an affiliate, UPARC. The reinsurance of this no lapse guarantee results in an embedded derivative that incurs market risk primarily in the form of interest rate risk. Interest rate sensitivity can result in changes in the reinsurance recoverables that are carried at fair value and included in “Reinsurance recoverables,” and changes in “Realized investment gains (losses), net.” In the third quarter of 2011, the Company amended its reinsurance agreement resulting in a recapture of a portion of this business (See Note 13) effective July 1, 2011. Pursuant to the recapture amendment, the settlement of the recapture premium occurred subsequent to the effective date of the recapture. As a result, the recapture premium was treated as if settled on the effective date and adjusted for the time elapsed between this date and the settlement date. This adjustment was equal to the earned interest and changes in market values from the effective date through the settlement date related to fixed maturity securities from an asset portfolio within UPARC. This settlement feature was accounted for as a derivative.

Concurrent with the recapture discussed above, the Company entered into a new coinsurance agreement with an affiliate, PAR U effective July 1, 2011. The settlement of the initial coinsurance premium also occurred subsequent to the effective date of the coinsurance agreement and contains a settlement provision similar to the recapture premium, discussed above. The adjustment to the initial coinsurance premium was equal to the earned interest and changes in market values from the effective date through settlement date related to fixed maturity securities from both an asset portfolio within the Company, as well as an asset portfolio within UPARC. The settlement feature of this agreement was accounted for as a derivative (See Note 13 for additional information about this agreement).

In the third quarter of 2012, the Company’s wholly owned subsidiary, PLNJ, entered a new coinsurance agreement with an affiliate, PAR U effective July 1, 2012. The settlement of the initial coinsurance premium occurred subsequent to the effective date of the coinsurance agreement. As a result, the settlement was treated as if settled on the effective date and adjusted for the time elapsed between the effective date and the settlement date. This adjustment to the initial coinsurance premium was equal to the earned interest and changes in market values from the effective date through settlement date related to fixed maturity securities from an asset portfolio within PLNJ. The settlement feature of this agreement was accounted for as a derivative (See Note 13 for additional information about this agreement).

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

In the third quarter of 2013, the Company further amended its reinsurance agreement with UPARC resulting in the recapture of a portion of this business (See Note 13 for additional information about this agreement) effective July 1, 2013. Pursuant to the recapture amendment, the settlement of the recapture premium occurred subsequent to the effective date of the recapture. As a result, the recapture premium was treated as if settled on the effective date and adjusted for the time elapsed between the effective date and the settlement date. This adjustment was equal to the interest earned from the effective date through the settlement date related to fixed maturity securities and commercial mortgages held by UPARC. This settlement feature was accounted for as a derivative.

Concurrent with the recapture discussed above, the Company, excluding its subsidiaries, amended its coinsurance agreement with PAR U effective July 1, 2013. The settlement of the initial coinsurance premium also occurred subsequent to the effective date and the amendment contains a settlement provision similar to the recapture premium discussed above. The adjustment to the coinsurance premium was equal to the interest earned from the effective date through the settlement date related to fixed maturity securities and commercial mortgages from both an asset portfolio within the Company, as well as an asset portfolio within UPARC. The settlement feature of this agreement was accounted for as a derivative (See Note 13 for additional information about this agreement).

Short-Term and Long-Term Debt

Liabilities for short-term and long-term debt are primarily carried at an amount equal to unpaid principal balance, net of unamortized discount or premium. Original-issue discount or premium and debt-issue costs are recognized as a component of interest expense over the period the debt is expected to be outstanding, using the interest method of amortization. Short-term debt is debt coming due in the next twelve months, including that portion of debt otherwise classified as long-term. The short-term debt caption may exclude short-term debt items the Company intends to refinance on a long-term basis in the near term. See Note 13 for additional information regarding short-term and long-term debt.

Income Taxes

The Company is a member of the federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

Items required by tax regulations to be included in the tax return may differ from the items reflected in the financial statements. As a result, the effective tax rate reflected in the financial statements may be different than the actual rate applied on the tax return. Some of these differences are permanent such as expenses that are not deductible in the Company’s tax return, and some differences are temporary, reversing over time, such as valuation of insurance reserves. Temporary differences create deferred tax assets and liabilities. Deferred tax assets generally represent items that can be used as a tax deduction or credit in future years for which the Company has already recorded the tax benefit in the Company’s income statement. Deferred tax liabilities generally represent tax expense recognized in the Company’s financial statements for which payment has been deferred, or expenditures for which the Company has already taken a deduction in the Company’s tax return but have not yet been recognized in the Company’s financial statements.

The application of U.S. GAAP requires the Company to evaluate the recoverability of the Company’s deferred tax assets and establish a valuation allowance if necessary to reduce the Company’s deferred tax assets to an amount that is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company may consider many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized.

U.S. GAAP prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on tax returns. The application of this guidance is a two-step process, the first step being recognition. The Company determines whether it is more likely than not, based on the technical merits, that the tax position will be sustained upon examination. If a tax position does not meet the more likely than not recognition threshold, the benefit of that position is not recognized in the financial statements. The second step is measurement. The Company measures the tax position as the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate resolution with a taxing authority that has full knowledge of all relevant information. This measurement considers the amounts and probabilities of the outcomes that could be realized upon ultimate settlement using the facts, circumstances, and information available at the reporting date.

The Company’s liability for income taxes includes the liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense.

See Note 9 for additional information regarding income taxes.

Adoption of New Accounting Pronouncements

In December 2013, the Financial Accounting Standards Board (“FASB”) issued updated guidance establishing a single definition of a public entity for use in financial accounting and reporting guidance. This new guidance is effective for all current and future reporting periods and did not have a significant effect on the Company’s consolidated financial position, results of operations, or financial statement disclosures.

In July 2013, the FASB issued new guidance regarding derivatives. The guidance permits the Fed Funds Effective Swap Rate (or Overnight Index Swap Rate) to be used as a U.S. benchmark interest rate for hedge accounting, in addition to the United States Treasury rate and London Inter-Bank Offered Rate (“LIBOR”). The guidance also removes the restriction on using different benchmark rates for similar hedges. The guidance is effective for qualifying new or redesignated hedging relationships entered into on or after July 17, 2013 and should be applied prospectively. Adoption of the guidance did not have a significant effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In February 2013, the FASB issued updated guidance regarding the presentation of comprehensive income. Under the guidance, an entity is required to separately present information about significant items reclassified out of accumulated other comprehensive income by component as well as changes in accumulated other comprehensive income balances by component in either the financial statements or the notes to the financial statements. The guidance does not change the items that are reported in other comprehensive income, does not change when an item of other comprehensive income must be reclassified to net income, and does not amend any existing requirements for reporting net income or other comprehensive income. The guidance is effective for the first interim or annual reporting period beginning after December 15, 2012 and should be applied prospectively. The disclosures required by this guidance are included in Note 3.

In December 2011 and January 2013, the FASB issued updated guidance regarding the disclosure of recognized derivative instruments (including bifurcated embedded derivatives), repurchase agreements and securities borrowing/lending transactions that are offset in the statement of financial position or are subject to an enforceable master netting arrangement or similar agreement (irrespective of whether they are offset in the statement of financial position). This new guidance requires an entity to disclose information on both a gross and net basis about instruments and transactions within the scope of this guidance. This new guidance is effective for interim or annual reporting periods beginning on or after January 1, 2013, and should be applied retrospectively for all comparative periods presented. The disclosures required by this guidance are included in Note 11.

Effective January 1, 2012, the Company adopted retrospectively new authoritative guidance to address diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. Under the amended guidance acquisition costs are to include only those costs that are directly related to the acquisition or renewal of insurance contracts by applying a model similar to the accounting for loan origination costs. An entity may defer incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits, and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts. Prior period financial information presented in these financial statements has been adjusted to reflect the retrospective adoption of the amended guidance. The impact of the retrospective adoption of this guidance on previously reported December 31, 2011 and December 31, 2010 balances was a reduction in “Deferred policy acquisition costs” of $672 million and $684 million, an increase in “Policyholders’ Account Balances” of $3 million and $3 million, and a reduction in “Total equity” of $469 million and $446 million, respectively. As of December 31, 2011, “Other Liabilities” increased $48 million and “Reinsurance Recoverables” increased $2 million related to the impact of this guidance on the 2011 coinsurance agreement with PAR U (see Note 13), The impact of the retrospective adoption of this guidance on previously reported income from continuing operations before income taxes for the years ended December 31, 2011, 2010 and 2009 was a decrease of $34 million, $125 million and $53 million, respectively. The lower level of costs now qualifying for deferral will be only partially offset by a lower level of amortization of “Deferred policy acquisition costs,” and, as such, will initially result in lower earnings in future periods primarily reflecting lower deferrals of wholesaler costs. While the adoption of this amended guidance changes the timing of when certain costs are reflected in the Company’s results of operations, it has no effect on the total acquisition costs to be recognized over time and has no impact on the Company’s cash flows.

In June 2011, the FASB issued updated guidance regarding the presentation of comprehensive income. The updated guidance eliminates the option to present components of other comprehensive income as part of the statement of changes in stockholders’ equity. Under the updated guidance, an entity has the option to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The updated guidance does not change the items that are reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income. The Company opted to present the total of comprehensive income, the components of net income, and the components of other comprehensive income in two separate but consecutive statements. The Consolidated Financial Statements included herein reflect the adoption of this updated guidance.

In May 2011, the FASB issued updated guidance regarding the fair value measurements and disclosure requirements. The updated guidance clarifies existing guidance related to the application of fair value measurement methods and requires expanded disclosures. This new guidance is effective for

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

the first interim or annual reporting period beginning after December 15, 2011, and should be applied prospectively. The expanded disclosures required by this guidance are included in Note 10. Adoption of this guidance did not have a significant effect on the Company’s consolidated financial position or results of operations.

In April 2011, the FASB issued updated guidance regarding the assessment of effective control for repurchase agreements. This new guidance is effective for the first interim or annual reporting period beginning on or after December 15, 2011, and should be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. The Company’s adoption of this guidance did not have a significant effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In April 2011, the FASB issued updated guidance clarifying which restructurings constitute troubled debt restructurings. It is intended to assist creditors in their evaluation of whether conditions exist that constitute a troubled debt restructuring. This new guidance is effective for the first interim or annual reporting period beginning on or after June 15, 2011, and should be applied retrospectively to the beginning of the annual reporting period of adoption. The Company’s adoption of this guidance in the third quarter of 2011 did not have a significant effect on the Company’s consolidated financial position, results of operations, or financial statement disclosures.

Future Adoption of New Accounting Pronouncements

In July 2013, the FASB issued updated guidance regarding the presentation of unrecognized tax benefits when net operating loss carryforwards, similar tax losses, or tax credit carryforwards exist. This new guidance is effective for interim or annual reporting periods that begin after December 15, 2013, and should be applied prospectively, with early application permitted. This guidance is not expected to have a significant effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In January 2014, the FASB issued updated guidance for troubled debt restructurings clarifying when an in substance repossession or foreclosure occurs, and when a creditor is considered to have received physical possession of residential real estate property collateralizing a consumer mortgage loan. The new guidance is effective for annual periods and interim periods within those annual periods, beginning after December 15, 2014. This guidance can be elected for prospective adoption or by using a modified retrospective transition method. This guidance is not expected to have a significant effect on the Company’s consolidated financial position, results of operations, or financial statement disclosures.

3.    INVESTMENTS

Fixed Maturities and Equity Securities

The following tables provide information relating to fixed maturities and equity securities (excluding investments classified as trading) as of the dates indicated:

	December 31, 2013
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-than- temporary Impairments in AOCI (3)
	(in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$89,497	$5,910	$1,882	$93,525	$-
Obligations of U.S. states and their political subdivisions	83,807	1,518	6,374	78,951	-
Foreign government bonds	20,357	3,640	-	23,997	-
Public utilities	796,747	32,303	29,281	799,769	-
Redeemable preferred stock	681	126	-	807	-
All other corporate securities	3,661,419	168,717	89,343	3,740,793	(252)
Asset-backed securities (1)	216,081	8,687	2,677	222,091	(7,783)
Commercial mortgage-backed securities	510,255	20,316	8,563	522,008	-
Residential mortgage-backed securities (2)	160,089	10,870	1,499	169,460	(973)

Total fixed maturities, available-for-sale	$5,538,933	$252,087	$139,619	$5,651,401	$(9,008)

Equity securities, available-for-sale
Common Stocks:
Public utilities	$131	$29	$-	$160
Industrial, miscellaneous & other	4	12	-	16
Mutual funds	91	3	3	91
Non-redeemable preferred stocks	341	163	-	504

Total equity securities, available-for-sale	$567	$207	$3	$771

(1)	Includes credit-tranched securities collateralized by sub-prime mortgages, credit cards, education loans, and other asset types.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

(2)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

(3)
Represents the amount of other-than-temporary impairment losses in AOCI, which were not included in earnings. Amount excludes $14 million of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

	December 31, 2012
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-than- temporary Impairments in AOCI (3)
	(in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$172,541	$15,088	$10	$187,619	$-
Obligations of U.S. states and their political subdivisions	79,166	6,516	485	85,197	-
Foreign government bonds	21,709	5,802	-	27,511	-
Public utilities	620,654	68,512	1,334	687,832	-
Redeemable preferred stock	6,400	360	-	6,760	-
Corporate securities	3,601,052	309,470	6,480	3,904,042	(344)
Asset-backed securities (1)	360,258	19,362	6,146	373,474	(21,330)
Commercial mortgage-backed securities	446,558	42,932	69	489,421	-
Residential mortgage-backed securities (2)	353,917	20,228	236	373,909	(1,095)

Total fixed maturities, available-for-sale	$5,662,255	$488,270	$14,760	$6,135,765	$(22,769)

Equity securities, available-for-sale
Common Stocks:
Public utilities	$-	$-	$-	$-
Industrial, miscellaneous & other (4)	1,566	1,118	-	2,684
Mutual funds (4)	157	6	9	154
Non-redeemable preferred stocks	1,396	93	-	1,489

Total equity securities, available-for-sale	$3,119	$1,217	$9	$4,327

(1)	Includes credit-tranched securities collateralized by sub-prime mortgages, credit cards, education loans, and other asset types.

(2)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

(3)
Represents the amount of other-than-temporary impairment losses in AOCI, which were not included in earnings. Amount excludes $22 million of net unrealized gains or losses on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

(4)	Prior period has been reclassified to conform to the current period presentation.

The amortized cost and fair value of fixed maturities by contractual maturities at December 31, 2013, are as follows:

	Available-for-Sale
	Amortized Cost	Fair Value
	(in thousands)
Due in one year or less	$264,190	$268,309
Due after one year through five years	1,110,508	1,200,139
Due after five years through ten years	1,422,256	1,463,339
Due after ten years	1,855,554	1,806,055
Asset-backed securities	216,081	222,091
Commercial mortgage-backed securities	510,255	522,008
Residential mortgage-backed securities	160,089	169,460

Total	$5,538,933	$5,651,401

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed, and residential mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

The following table depicts the sources of fixed maturity proceeds and related investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities:

	2013	2012	2011
	(in thousands)
Fixed maturities, available-for-sale
Proceeds from sales	$816,125	$116,493	$218,200
Proceeds from maturities/repayments	760,433	903,272	836,724
Gross investment gains from sales, prepayments and maturities	60,261	31,720	83,600
Gross investment losses from sales and maturities	(22,380)	(1,171)	(411)

Equity securities, available-for-sale
Proceeds from sales	$13,603	$9,862	$6,397
Proceeds from maturities/repayments	3	-	3,958
Gross investment gains from sales	1,337	1,027	3,857
Gross investment losses from sales	(791)	(529)	0

Fixed maturity and equity security impairments
Net writedowns for other-than-temporary impairment losses on fixed maturities recognized in earnings (1)	$(4,441)	$(6,236)	$(8,969)
Writedowns for impairments on equity securities	(67)	(2,168)	(2,255)

(1)
Excludes the portion of other-than-temporary impairments recorded in “Other comprehensive income (loss),” representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of the impairment.

As discussed in Note 2, a portion of certain other-than-temporary impairment (“OTTI”) losses on fixed maturity securities are recognized in “Other comprehensive income (loss)” (“OCI”). For these securities, the net amount recognized in earnings (“credit loss impairments”) represents the difference between the amortized cost of the security and the net present value of its projected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment. Any remaining difference between the fair value and amortized cost is recognized in OCI. The following table sets forth the amount of pre-tax credit loss impairments on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts.

Credit losses recognized in earnings on fixed maturity securities held by the Company for which a portion of the OTTI loss was recognized in OCI

	Year Ended December 31, 2013	Year Ended December 31, 2012

	(in thousands)
Balance, beginning of period	$27,702	$31,507
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	(14,330)	(4,126)
Credit loss impairments previously recognized on securities impaired to fair value during the period	-	(3,240)
Credit loss impairment recognized in the current period on securities not previously impaired	31	15
Additional credit loss impairments recognized in the current period on securities previously impaired	798	2,266
Increases due to the passage of time on previously recorded credit losses	915	2,430
Accretion of credit loss impairments previously recognized due to an increase in cash flows expected to be collected	(456)	(1,150)

Balance, end of period	$14,660	$27,702

Trading Account Assets

The following table sets forth the composition of “Trading account assets” as of the dates indicated:

	December 31, 2013		December 31, 2012
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(in thousands)
Fixed maturities	$14,118	$16,162	$7,647	$8,099
Equity securities (1)	1,388	2,730	3,083	3,277

Total trading account assets	$15,506	$18,892	$10,730	$11,376

(1)	Included in equity securities are perpetual preferred stock securities that have characteristics of both debt and equity securities.

The net change in unrealized gains (losses) from trading account assets still held at period end, recorded within “Other income” was $2.7 million, ($0.5) million and ($0.5) million during the years ended December 31, 2013, 2012, and 2011, respectively.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

Commercial Mortgage and Other Loans

The Company’s commercial mortgage and other loans are comprised as follows, as of the dates indicated:

	December 31, 2013		December 31, 2012
	Amount (in thousands)	% of Total	Amount (in thousands)	% of Total
Commercial mortgage and other loans by property type:
Retail	$467,059	30.5%	$461,939	31.4%
Apartments/Multi-Family	298,365	19.5	239,623	16.3
Industrial	272,239	17.7	273,900	18.6
Office	195,499	12.8	237,566	16.2
Other	102,294	6.6	89,548	6.1
Hospitality	90,085	5.9	50,052	3.4

Total commercial mortgage loans	1,425,541	93.0	1,352,628	92.0
Agricultural property loans	107,118	7.0	117,377	8.0

Total commercial and agricultural mortgage loans by property type	1,532,659	100.0%	1,470,005	100.0%

Valuation allowance	(8,904)		(6,028)

Total net commercial and agricultural mortgage loans by property type	1,523,755		1,463,977

Other Loans
Uncollateralized loans	8,410		-

Total other loans	8,410		-

Total commercial mortgage and other loans	$1,532,165		$1,463,977

The commercial mortgage and agricultural property loans are geographically dispersed throughout the United States and other countries with the largest concentrations in California (20%), New Jersey (11%), and Texas (10%) at December 31, 2013.

Activity in the allowance for losses for all commercial mortgage and other loans, as of the dates indicated, is as follows:

	December 31, 2013	December 31, 2012	December 31, 2011
	(in thousands)
Allowance for losses, beginning of year	$6,028	$12,813	$21,428
Addition to / (release of) allowance of losses	2,876	(1,551)	(8,615)
Charge-offs, net of recoveries	-	(5,234)	-

Allowance for losses, end of year (1)	$8,904	$6,028	$12,813

(1)	Agricultural loans represent $0.3 million, $0.4 million and $0.4 million of the ending allowance at December 31, 2013, 2012 and 2011, respectively.

The following tables set forth the allowance for credit losses and the recorded investment in commercial mortgage and other loans as of the dates indicated:

	December 31, 2013	December 31, 2012

	(in thousands)
Allowance for Credit Losses:
Ending balance: individually evaluated for impairment (1)	$3,084	$372
Ending balance: collectively evaluated for impairment (2)	5,820	5,656

Total ending balance	$8,904	$6,028

Recorded Investment: (3)
Ending balance gross of reserves: individually evaluated for impairment (1)	$6,392	$6,415
Ending balance gross of reserves: collectively evaluated for impairment (2)	1,534,677	1,463,590

Total ending balance, gross of reserves	$1,541,069	$1,470,005

(1)	There were no agricultural or uncollateralized loans individually evaluated for impairments at December 31, 2013 and 2012.

(2)
Agricultural loans collectively evaluated for impairment had a recorded investment of $107 million and $117 million and a related allowance of $0.3 million and $0.4 million at December 31, 2013 and 2012, respectively. Uncollateralized loans collectively evaluated for impairment had a recorded investment of $8 million and $0 million at December 31, 2013 and 2012, respectively, and no related allowance for both periods.

(3)	Recorded investment reflects the balance sheet carrying value gross of related allowance.

Impaired loans include those loans for which it is probable that all amounts due will not be collected according to the contractual terms of the loan agreement. Impaired commercial mortgage and other loans identified in management’s specific review of probable loan losses and the related allowance for losses, as of both December 31, 2013 and 2012, had a recorded investment and unpaid principal balance of $6.4 million and related

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

allowance of $3.1 million and $0.4 million, respectively, primarily related to other property types. At both December 31, 2013 and 2012, the Company held no impaired agricultural or uncollateralized loans. Net investment income recognized on these loans totaled $0 million and $0.5 million for the years ended December 31, 2013 and 2012, respectively.

Impaired commercial mortgage and other loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans’ expected future cash flows equals or exceeds the recorded investment. The Company had no such loans at December 31, 2013 and 2012. See Note 2 for information regarding the Company’s accounting policies for non-performing loans.

As described in Note 2 loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage and other loans. As of December 31, 2013 and 2012, 97% of the $1.5 billion recorded investment and 96% of the $1.5 billion recorded investment, respectively, had a loan-to-value ratio of less than 80%. As of both December 31, 2013 and 2012, 96% of the recorded investment had a debt service coverage ratio of 1.0X or greater. As of December 31, 2013 and 2012, approximately 4% or $61 million and 4% or $59 million, respectively, of the recorded investment had a loan-to-value ratio greater than 100% or debt service coverage ratio less than 1.0X, reflecting loans where the mortgage amount exceeds the collateral value or where current debt payments are greater than income from property operations; none of which related to agricultural or uncollateralized loans.

As of both December 31, 2013 and 2012, $1.4 billion of commercial mortgage and other loans were in current status and $6.4 million were classified as past due, primarily related to other property types. As of both December 31, 2013 and 2012, $6.4 million of commercial mortgage and other loans, were in non-accrual status based upon the recorded investment gross of allowance for credit losses, primarily related to other property types. Nonaccrual loans are those on which the accrual of interest has been suspended after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability and loans for which a loan specific reserve has been established. See Note 2 for further discussion regarding nonaccrual status loans. The Company defines current in its aging of past due commercial mortgage and agricultural loans as less than 30 days past due.

For the periods ended December 31, 2013 and 2012, there were no commercial mortgage and other loans sold or acquired.

The Company’s commercial mortgage and other loans may occasionally be involved in a troubled debt restructuring. As of both December 31, 2013 and 2012, the Company had no significant commitments to fund to borrowers that have been involved in troubled debt restructuring. For the years ended December 31, 2013 and 2012, there were no adjusted pre-modification outstanding recorded investments or post-modification outstanding recorded investments. No payment defaults on commercial mortgage and other loans were modified as a troubled debt restructuring within the 12 months preceding the respective period. See Note 2 for additional information related to the accounting for troubled debt restructurings.

Other Long-Term Investments

The following table sets forth the composition of “Other long-term investments” at December 31 for the years indicated:

	2013	2012
	(in thousands)
Company’s investment in Separate accounts	$29,739	$28,584
Joint ventures and limited partnerships	196,538	136,977
Derivatives	427	118,928

Total other long-term investments	$226,704	$284,489

Net Investment Income

Net investment income for the years ended December 31, was from the following sources:

	2013	2012	2011
	(in thousands)
Fixed maturities, available-for-sale	$278,747	$270,790	$300,850
Equity securities, available-for-sale	1	52	227
Trading account assets	657	981	1,582
Commercial mortgage and other loans	84,006	84,232	81,282
Policy loans	59,287	58,007	56,716
Short-term investments and cash equivalents	654	1,003	1,052
Other long-term investments	15,023	21,224	16,421

Gross investment income	438,375	436,289	458,130
Less: investment expenses	(19,364)	(18,779)	(18,180)

Net investment income	$419,011	$417,510	$439,950

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

There were no non-income producing assets included in fixed maturities as of December 31, 2013. Non-income producing assets represent investments that have not produced income for the preceding twelve months.

Realized Investment Gains (Losses), Net

Realized investment gains (losses), net, for the years ended December 31, were from the following sources:

	2013	2012	2011

	(in thousands)
Fixed maturities	$33,440	$24,314	$74,220
Equity securities	480	(1,670)	1,602
Commercial mortgage and other loans	5,494	7,307	8,615
Joint ventures and limited partnerships	(83)	-	(265)
Derivatives	(52,799)	(186,425)	177,855
Other	18	27	56

Realized investment gains (losses), net	$(13,450)	$(156,447)	$262,083

Accumulated Other Comprehensive Income (Loss)

The balance of and changes in each component of “Accumulated other comprehensive income (loss)” for the years ended December 31, are as follows:

	Accumulated Other Comprehensive Income (Loss)
	Foreign Currency Translation Adjustment	Net Unrealized Investment Gains (Losses) (1)	Total Accumulated Other Comprehensive Income (Loss)
	(in thousands)
Balance, December 31, 2010	$249	$182,850	$183,099
Change in component during period (2)	(116)	30,645	30,529

Balance, December 31, 2011	$133	$213,495	$213,628
Change in component during period (2)	124	53,709	53,833

Balance, December 31, 2012	$257	$267,204	$267,461
Change in other comprehensive income before reclassifications	224	(290,636)	(290,412)
Amounts reclassified from AOCI	-	(33,920)	(33,920)
Income tax benefit (expense)	(78)	113,595	113,517

Balance, December 31, 2013	$403	$56,243	$56,646

(1)	Includes cash flow hedges of ($5) million, $0 million and $3 million as of December 31, 2013, 2012 and 2011, respectively.

(2)	Net of taxes.

Reclassifications out of Accumulated Other Comprehensive Income (Loss)

	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
	(in thousands)
Amounts reclassified from AOCI (1)(2):
Net unrealized investment gains (losses):
Cash flow hedges—Currency/Interest rate (3)	$329	$1,754	$(108)

Net unrealized investment gains (losses) on available-for-sale securities (4)	33,591	20,890	75,930

Total net unrealized investment gains (losses)	33,920	22,644	75,822

Total reclassifications for the period	$33,920	$22,644	$75,822

(1)	All amounts are shown before tax.

(2)	Positive amounts indicate gains/benefits reclassified out of AOCI. Negative amounts indicate losses/costs reclassified out of AOCI.

(3)	See Note 11 for additional information on cash flow hedges.

(4)
See table below for additional information on unrealized investment gains (losses), including the impact on deferred policy acquisition and other costs, future policy benefits and policyholders’ account balances.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains and losses on securities classified as “available-for-sale” and certain other long-term investments and other assets are included in the Company’s Statements of Financial Position as a component of AOCI. Changes in these amounts include reclassification adjustments to exclude from “Other comprehensive income (loss)” those items that are included as part of “Net income” for a period that had been part of “Other comprehensive income (loss)” in earlier periods. The amounts for the periods indicated below, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains and losses, are as follows:

Net Unrealized Investment Gains and Losses on Fixed Maturity Securities on which an OTTI loss has been recognized

	Net Unrealized Gains (Losses) on Investments	Deferred Policy Acquisition Costs and Other Costs	Future Policy Benefits and Policy Holder Account Balances(2)	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2010	$(24,704)	$13,813	$(7,103)	$6,271	$(11,723)
Net investment gains (losses) on investments arising during the period	(3,779)	-	-	1,322	(2,457)
Reclassification adjustment for (gains) losses included in net income	9,623	-	-	(3,369)	6,254
Reclassification adjustment for OTTI losses excluded from net income(1)	212	-	-	(75)	137
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	-	(3,626)	-	1,268	(2,358)
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders’ account balances	-	-	4,167	(1,459)	2,708

Balance, December 31, 2011	$(18,648)	$10,187	$(2,936)	$3,958	$(7,439)

Net investment gains (losses) on investments arising during the period	11,444	-	-	(4,005)	7,439
Reclassification adjustment for (gains) losses included in net income	6,755	-	-	(2,364)	4,391
Reclassification adjustment for OTTI losses excluded from net income(1)	(169)	-	-	59	(110)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	-	(9,892)	-	3,462	(6,430)
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders’ account balances	-	-	3,499	(1,225)	2,274

Balance, December 31, 2012	$(618)	$295	$563	$(115)	$125

Net investment gains (losses) on investments arising during the period	1,053	-	-	(369)	684
Reclassification adjustment for (gains) losses included in net income	4,114	-	-	(1,440)	2,674
Reclassification adjustment for OTTI losses excluded from net income(1)	(51)	-	-	18	(33)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	-	(3,619)	-	1,266	(2,353)
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders’ account balances	-	-	1,256	(439)	817

Balance, December 31, 2013	$4,498	$(3,324)	$1,819	$(1,079)	$1,914

(1)	Represents “transfers in” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

(2)	Balances are net of reinsurance.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

All Other Net Unrealized Investment Gains and Losses in AOCI

	Net Unrealized Gains (Losses) on Investments(1)	Deferred Policy Acquisition Costs and Other Costs	Future Policy Benefits and Policy Holder Account Balances(3)	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2010	$400,404	$(194,158)	$92,690	$(104,367)	$194,569
Net investment gains (losses) on investments arising during the period	128,890	-	-	(45,090)	83,800
Reclassification adjustment for (gains) losses included in net income	(85,445)	-	-	29,905	(55,540)
Reclassification adjustment for OTTI losses excluded from net income(2)	(212)	-	-	73	(139)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	-	14,638	-	(5,124)	9,514
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders’ account balances	-	-	(17,345)	6,070	(11,275)

Balance, December 31, 2011	$443,637	$(179,520)	$75,345	$(118,533)	$220,929

Net investment gains (losses) on investments arising during the period	90,693	-	-	(31,738)	58,955
Reclassification adjustment for (gains) losses included in net income	(29,399)	-	-	10,290	(19,109)
Reclassification adjustment for OTTI losses excluded from net income(2)	169	-	-	(59)	110
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	-	(40,688)	-	14,065	(26,623)
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders’ account balances	-	-	50,488	(17,671)	32,817

Balance, December 31, 2012	$505,100	$(220,208)	$125,833	$(143,646)	$267,079

Net investment gains (losses) on investments arising during the period	(343,964)	-	-	120,388	(223,576)
Reclassification adjustment for (gains) losses included in net income	(38,034)	-	-	13,312	(24,722)
Reclassification adjustment for OTTI losses excluded from net income(2)	51	-	-	(18)	33
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	-	177,178	-	(62,012)	115,166
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders’ account balances	-	-	(122,540)	42,889	(79,651)

Balance, December 31, 2013	$123,153	$(43,030)	$3,293	$(29,087)	$54,329

(1)	Includes cash flow hedges. See Note 11 for information on cash flow hedges.

(2)	Represents “transfers out” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

(3)	Balances are net of reinsurance.

The table below presents net unrealized gains (losses) on investments by asset class at December 31:

	2013	2012	2011

	(in thousands)
Fixed maturity securities on which an OTTI loss has been recognized	$4,498	$(618)	$(18,648)
Fixed maturity securities, available-for-sale—all other	107,970	474,128	411,366
Equity securities, available-for-sale	204	1,208	(1,359)
Derivatives designated as cash flow hedges(1)	(4,701)	147	2,523
Other investments	19,680	29,617	31,107

Net unrealized gains (losses) on investments	$127,651	$504,482	$424,989

(1)	See Note 11 for more information on cash flow hedges.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

Duration of Gross Unrealized Loss Positions for Fixed Maturities and Equity Securities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities and equity securities have been in a continuous unrealized loss position, as of the dates indicated:

	December 31, 2013
	Less than twelve months		Twelve months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of
U.S. government authorities and agencies	$24,123	$1,882	$-	$-	$24,123	$1,882
Obligations of U.S. states and their political subdivisions	51,216	5,904	2,496	470	53,712	6,374
Foreign government bonds	-	-	-	-	-	-
Corporate securities	1,596,468	101,780	97,731	16,844	1,694,199	118,624
Asset-backed securities	93,021	1,418	11,782	1,259	104,803	2,677
Commercial mortgage-backed securities	116,371	6,706	19,605	1,857	135,976	8,563
Residential mortgage-backed securities	42,121	1,472	3,225	27	45,346	1,499

Total	$1,923,320	$119,162	$134,839	$20,457	$2,058,159	$139,619

Equity securities, available-for-sale	$44	$3	$-	$-	$44	$3

	December 31, 2012
	Less than twelve months		Twelve months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of
U.S. government authorities and agencies	$4,338	$10	$-	$-	$4,338	$10
Obligations of U.S. states and their political subdivisions	21,128	485	-	-	21,128	485
Foreign government bonds	-	-	-	-	-	-
Corporate securities	290,127	7,070	18,221	744	308,348	7,814
Asset-backed securities	44,821	76	24,997	6,070	69,818	6,146
Commercial mortgage-backed securities	12,549	60	521	9	13,070	69
Residential mortgage-backed securities	20,276	164	4,347	72	24,623	236

Total	$393,239	$7,865	$48,086	$6,895	$441,325	$14,760

Equity securities, available-for-sale	$54	$9	$-	$-	$54	$9

The gross unrealized losses, related to fixed maturities at December 31, 2013 and 2012 are composed of $136 million and $9 million, respectively, related to high or highest quality securities based on NAIC or equivalent rating and $4 million and $6 million, respectively, related to other than high or highest quality securities based on NAIC or equivalent rating. At December 31, 2013, $5 million of the gross unrealized losses represented declines in value of greater than 20%, all of which had been in that position for less than six months, as compared to $6 million at December 31, 2012 that represented declines in value of greater than 20%, $0 million of which had been in that position for less than six months. At December 31, 2013, the $20 million of gross unrealized losses of twelve months or more were concentrated in commercial mortgage-backed securities and the consumer non-cyclical, utility, and basic industry sectors of the Company’s corporate securities. At December 31, 2012, the $7 million of gross unrealized losses of twelve months or more were concentrated in asset-backed securities and the consumer cyclical and consumer non-cyclical sectors of the Company’s corporate securities. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for other-than-temporary impairments for these securities was not warranted at December 31, 2013 and 2012. These conclusions are based on a detailed analysis of the underlying credit and cash flows on each security. The gross unrealized losses are primarily attributable to credit spread widening and increased liquidity discounts. At December 31, 2013, the Company does not intend to sell the securities and it is not more likely than not that the Company will be required to sell the securities before the anticipated recovery of its remaining amortized cost basis.

At December 31, 2013, none of the gross unrealized losses, related to equity securities, represented declines in value of greater than 20%. At December 31, 2012, less than $1 million of the gross unrealized losses, related to equity securities, represented declines in value of greater than 20%, none of which have been in that position for less than six months. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other-than-temporary impairments for these equity securities was not warranted at December 31, 2013 or 2012.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

Securities Pledged and Special Deposits

The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase, collateralized borrowings and postings of collateral with derivative counterparties. At December 31, the carrying value of investments pledged to third parties as reported in the Consolidated Statements of Financial Position included the following:

	2013	2012
	(in thousands)
Fixed maturity securities, available for sale	$81,849	$46,115
Trading account assets	-	187
Equity Securities	-	9

Total securities pledged	$81,849	$46,311

As of December 31, 2013, the carrying amount of the associated liabilities supported by the pledged collateral was $85 million. Of this amount, $85 million was “Cash collateral for loaned securities.” There were no “Securities sold under agreements to repurchase.” As of December 31, 2012, the carrying amount of the associated liabilities supported by the pledged collateral was $48 million. Of this amount, $48 million was “Cash collateral for loaned securities.” There were no “Securities sold under agreements to repurchase.”

Fixed maturities of $4 million at both December 31, 2013 and 2012 were on deposit with governmental authorities or trustees as required by certain insurance laws.

4.     DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

	2013	2012	2011
	(in thousands)
Balance, beginning of year	$3,679,061	$2,545,600	$2,693,689
Capitalization of commissions, sales and issue expenses	822,075	1,171,759	1,096,301
Amortization- Impact of assumption and experience unlocking and true-ups	(9,167)	60,313	(25,242)
Amortization- All other	533,478	(21,345)	(947,961)
Change in unrealized investment gains and losses	167,880	(53,651)	9,973
Ceded DAC upon Coinsurance Treaty with PAR U and PURC (See Note 13)	(159,028)	(23,616)	(281,160)

Balance, end of year	$5,034,299	$3,679,061	$2,545,600

Deferred acquisition costs include reductions in capitalization and amortization related to reinsurance expense allowances resulting from the coinsurance treaties with PARCC, PAR TERM, PAR U and PURC, reductions for the initial balance transferred to PAR U and PURC at inception of the coinsurance agreements and the pass through of the GUL business related to the acquisition of The Hartford Life company assumed from Prudential Insurance and subsequently retroceded to PAR U as discussed in Note 13.

Capitalization balances related to reinsurance amounted to $285 million, $249 million, and $208 million in 2013, 2012, and 2011, respectively. Amortization balances related to reinsurance amounted to $89 million, $180 million and $70 million in 2013, 2012, and 2011, respectively. Reinsurance impacts to the change in unrealized gains/(losses) resulted in a decrease in the deferred acquisition cost asset of $161 million in 2013 and increased the deferred acquisition cost asset $44 million and $147 million in 2012 and 2011, respectively.

5.    POLICYHOLDERS’ LIABILITIES

Future Policy Benefits

Future policy benefits at December 31, are as follows:

	2013	2012

	(in thousands)
Life insurance – domestic	$5,768,262	$3,804,994
Life insurance – Taiwan	1,151,503	1,109,723
Individual and group annuities	320,451	338,505
Policy claims and other contract liabilities	(323,547)	1,443,591

Total future policy benefits	$6,916,669	$6,696,813

Life insurance liabilities include reserves for death benefits and other policy benefits. Individual and Group annuity liabilities include reserves for annuities that are in payout status.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

Future policy benefits for domestic and Taiwan individual non-participating traditional life insurance policies are generally equal to the aggregate of (1) the present value of future benefit payments and related expenses, less the present value of future net premiums, and (2) any premium deficiency reserves. Assumptions as to mortality and persistency are based on the Company’s experience, and in certain instances, industry experience, when the basis of the reserve is established. Interest rates range from 2.50% to 8.25% for setting domestic insurance reserves and 6.18% to 7.43% for setting Taiwan reserves.

Future policy benefits for individual and group annuities and supplementary contracts are generally equal to the aggregate of (1) the present value of expected future payments, and (2) any premium deficiency reserves. Assumptions as to mortality are based on the Company’s experience, industry data, and/or other factors when the basis of the reserve is established. The interest rates used in the determination of present values range from 0.00% to 14.75%, with approximately 1.78% of the reserves based on an interest rate in excess of 8.00%. The interest rate used in the determination of group annuities reserves is 14.75%.

Future policy benefits for other contract liabilities are generally equal to the present value of expected future payments based on the Company’s experience. The interest rates used in the determination of the present values range from 0.39% to 5.01%.

The Company’s liability for future policy benefits is also inclusive of liabilities for guaranteed benefits related to certain nontraditional long-duration life and annuity contracts. Liabilities for guaranteed benefits accounted for as embedded derivatives are primarily in other contract liabilities. The remaining liabilities for guaranteed benefits are primarily reflected with the underlying contract. See Note 7 for additional information regarding liabilities for guaranteed benefits related to certain nontraditional long-duration contracts.

Policyholders’ Account Balances

Policyholders’ account balances at December 31, are as follows:

	2013	2012

	(in thousands)
Interest-sensitive life contracts	$11,456,129	$5,327,169
Individual annuities	1,624,523	1,736,810
Guaranteed interest accounts	450,738	820,502
Other	771,941	672,596

Total policyholders’ account balances	$14,303,330	$8,557,077

Policyholders’ account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. These policyholders’ account balances also include provisions for benefits under non-life contingent payout annuities. Interest crediting rates range from 0.42% to 4.60% for interest-sensitive contracts. Interest crediting rates for individual annuities may range from 0.00% to 9.00% with 0.00% of policyholders’ account balances with interest crediting rates in excess of 8.00%. Interest crediting rates for guaranteed interest accounts range from 1.00% to 6.00%. Interest crediting rates range from 0.50% to 8.00% for other. Included in interest-sensitive life contracts at December 31, 2013, are $4.7 billion GUL business assumed from Prudential Insurance in connection with the acquisition of the Hartford life business.

6.    REINSURANCE

The Company participates in reinsurance with its affiliates Prudential of Taiwan, PARCC, UPARC, Pruco Re, PAR TERM, PURC, and PAR U, and its parent company, Prudential Insurance, in order to provide risk diversification, additional capacity for future growth and limit the maximum net loss potential. On January 2, 2013, the Company began to assume GUL business from Prudential Insurance in connection with the acquisition of the Hartford Life Business. The GUL business assumed from Prudential Insurance is subsequently retroceded to PAR U. Collectively, reinsurance of this GUL business does not have a material impact on the equity of the Company. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The Company believes a material reinsurance liability resulting from such inability of reinsurers to meet their obligations is unlikely. The affiliated reinsurance agreements are described further in Note 13.

The Company has entered into various reinsurance agreements with an affiliate, Pruco Re, to reinsure its living benefit features sold on certain of its annuities as part of its risk management and capital management strategies. For additional details on these agreements, see Note 13.

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers, for long duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. The affiliated reinsurance agreements are described further in Note 13.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

Reinsurance amounts included in the Company’s Consolidated Statements of Operations and Comprehensive Income (Loss) for the three years ended December 31, 2013, 2012 and 2011 are as follows:

	2013	2012	2011

	(in thousands)
Premiums direct and assumed	$1,319,390	$1,221,990	$1,127,239
Premiums ceded	(1,262,539)	(1,153,854)	(1,054,452)

Premiums	$56,851	$68,136	$72,787

Policy charges and fees direct and assumed	$2,401,216	$2,048,167	$1,438,273
Policy charges and fees ceded	(520,291)	(513,404)	(328,778)

Policy charges and fees	$1,880,925	$1,534,763	$1,109,495

Policyholders’ benefits direct and assumed	$1,260,166	$1,666,650	$1,445,993
Policyholders’ benefits ceded	(1,081,242)	(1,313,157)	(1,133,782)

Policyholders’ benefits	$178,924	$353,494	$312,211

Realized capital gains (losses) net, associated with derivatives	$(2,058,885)	$(53,842)	$1,185,096

Assumed balances are subsequently 100% retroceded to PAR U.

Reinsurance premiums ceded for interest-sensitive life products are accounted for as a reduction of policy charges and fee income. Reinsurance premiums ceded for term insurance products are accounted for as a reduction of premiums.

Realized investment gains and losses include the impact of reinsurance agreements that are accounted for as embedded derivatives. Changes in the fair value of the embedded derivatives are recognized through “Realized investment gains (losses).” The Company has entered into reinsurance agreements to transfer the risk related to certain living benefit options on variable annuities to Pruco Re. The Company also entered into an agreement with UPARC to reinsure a portion of the no-lapse guarantee provision on certain universal life products. See Note 13 for additional information on reinsurance agreements with affiliates. These reinsurance agreements are derivatives and have been accounted for in the same manner as an embedded derivative. See Note 11 for additional information related to the accounting for embedded derivatives.

Reinsurance recoverables included in the Company’s Consolidated Statements of Financial Position as of December 31, were as follows:

	December 31, 2013	December 31, 2012

	(in thousands)
Domestic life insurance-affiliated	$12,494,746	$4,619,282
Domestic individual annuities-affiliated (1)	642	1,287,660
Domestic life insurance-unaffiliated	4,832	9,673
Taiwan life insurance-affiliated	1,157,639	1,115,560

	$13,657,859	$7,032,175

(1)	December 31, 2013 excludes $388 million reclassed to other liabilities due to the mark-to-market impact discussed above.

Substantially all reinsurance contracts are with affiliates as of December 31, 2013, 2012 and 2011. These contracts are described further in Note 13.

The gross and net amounts of life insurance face amount in force as of December 31, were as follows:

	2013	2012	2011

	(in thousands)
Direct gross life insurance face amount in force	$661,834,408	$612,238,145	$569,684,855
Assumed gross life insurance face amount in force	44,691,950	-	-
Reinsurance ceded	(650,340,432)	(557,559,303)	(517,857,797)

Net life insurance face amount in force	$56,185,926	$54,678,842	$51,827,058

7.    CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

separate account options where the Company contractually guarantees to the contractholder a return of no less than total deposits made to the contract less any partial withdrawals (“return of net deposits”). In certain of these variable annuity contracts, the Company also contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”), and/or (2) the highest contract value on a specified date adjusted for any withdrawals (“contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods. The Company also issues annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are allocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable. The Company also issues fixed deferred annuity contracts without MVA that have a guaranteed credited rate and annuity benefit.

In addition, the Company issues certain variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options similar to variable annuities.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits.”

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, benefit utilization, timing of annuitization, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility or contractholder behavior used in the original pricing of these products.

The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within “Future policy benefits.” As of December 31, 2013 and 2012, the Company had the following guarantees associated with these contracts, by product and guarantee type:

	December 31, 2013			December 31, 2012

	In the Event of Death	At Annuitization/ Accumulation (1)		In the Event of Death	At Annuitization/ Accumulation (1)

Variable Annuity Contracts	(in thousands)

Return of Net Deposits
Account value	$70,025,044	$	N/A	$55,348,881	$	N/A
Net amount at risk	46,013		N/A	$144,758		N/A
Average attained age of contractholders	62		N/A	61		N/A
Minimum return or contract value
Account value	$20,498,033		$81,142,995	$17,627,105		$64,710,758
Net amount at risk	$1,274,286		$1,085,030	$1,937,955		$2,177,244
Average attained age of contractholders	67		62	66		61
Average period remaining until earliest expected annuitization	N/A		0.09 years	N/A		0.23 years

(1)	Includes income and withdrawal benefits as described herein

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

	December 31, 2013	December 31, 2012

	In the Event of Death
	(in thousands)
Variable Life, Variable Universal Life and Universal Life Contracts
No Lapse Guarantees
Separate account value	$2,958,551	$2,686,820
General account value	$3,922,205	$2,922,481
Net amount at risk	$80,432,427	$66,004,950
Average attained age of contractholders	53 years	52 years

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31, 2013	December 31, 2012

	(in thousands)
Equity funds	$55,455,438	$42,765,421
Bond funds	29,937,112	24,280,753
Money market funds	3,301,910	3,618,360

Total	$88,694,460	$70,664,534

In addition to the above mentioned amounts invested in separate account investment options, $1.829 billion and $2.311 billion of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA feature, were invested in general account investment options in 2013 and 2012, respectively. For the years ended December 31, 2013, 2012 and 2011 there were no transfers of assets, other than cash, from the general account to any separate account, and accordingly no gains or losses recorded.

Liabilities for Guaranteed Benefits

The table below summarizes the changes in general account liabilities for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits (“GMDB”), and guaranteed minimum income benefits (“GMIB”) are included in “Future policy benefits” and the related changes in the liabilities are included in “Policyholders’ benefits.” Guaranteed minimum income and withdrawal benefits (“GMIWB”), guaranteed minimum withdrawal benefits (“GMWB”) and guaranteed minimum accumulation benefits (“GMAB”) features are accounted for as bifurcated embedded derivatives and are recorded at fair value within “Future policy benefits”. Changes in the fair value of these derivatives, including changes in the Company’s own risk of non-performance, along with any fees attributed or payments made relating to the derivative, are recorded in “Realized investment gains (losses), net.” See Note 10 for additional information regarding the methodology used in determining the fair value of these embedded derivatives.

	GMDB		GMIB	GMWB/GMIWB/ GMAB	Total

	Variable Annuity	Variable Life, Variable Universal Life & Universal Life	Variable Annuity

	(in thousands)
Balance as of December 31, 2010	$48,829	$161,107	$26,718	$(452,823)	$(216,169)
Incurred guarantee benefits (1)	87,111	66,082	7,120	1,365,810	1,526,123
Paid guarantee benefits	(38,305)	(2,280)	(828)	-	(41,413)

Balance as of December 31, 2011	$97,635	$224,909	$33,010	$912,987	$1,268,541
Incurred guarantee benefits (1)	145,022	94,007	21,916	504,903	765,849
Paid guarantee benefits	(40,590)	(13,929)	(540)	-	(55,059)

Balance as of December 31, 2012	$202,067	$304,987	$54,386	$1,417,890	$1,979,330
Incurred guarantee benefits (1)(2)	28,033	101,484	(30,882)	(1,766,290)	(1,667,655)
Paid guarantee benefits	(26,306)	(3,090)	(1,148)	-	(30,544)
Other (2)(3)	4,060	1,340,869	98	-	1,345,027

Balance as of December 31, 2013	$207,854	$1,744,250	$22,454	$(348,400)	$1,626,158

(1) Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features accounted for as embedded derivatives.
(2) Incurred benefits include GMDB liabilities assumed related to the Hartford GUL business, which was subsequently 100% retroceded to PAR Universal.
(3) Includes $1.5 billion related to the initial GMDB liability assumed related to the Hartford business, which was subsequently 100% retroceded to PAR Universal.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the excess death benefits. The GMIB liability associated with variable annuities is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the excess income benefits. The portion of assessments used is calculated at each valuation date such that, the present value of excess benefits and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with an associated charge or credit to earnings.

The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The most significant of the Company’s GMAB features are the guaranteed return option (“GRO”) features, which includes an asset transfer feature that reduces the Company’s exposure to these guarantees. The GMAB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMWB features provide the contractholder with access to a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, less cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The contractholder accesses the guaranteed remaining balance through payments over time, subject to maximum annual limits. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMIWB features, taken collectively, provide a contractholder two optional methods to receive guaranteed minimum payments over time, a “withdrawal” option or an “income” option. The withdrawal option (which was available under only one of the GMIWBs the Company no longer offers) guarantees that a contractholder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The income option (which varies among the Company’s GMIWBs) in general guarantees the contractholder the ability to withdraw an amount each year for life (or for joint lives, in the case of any spousal version of the benefit) where such amount is equal to a percentage of a protected value under the benefit. The contractholder also has the potential to increase this annual amount, based on certain subsequent increases in account value that may occur. The GMIWB can be elected by the contractholder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an asset transfer feature that reduces the Company’s exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

Sales Inducements

The Company generally defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. These deferred sales inducements are included in “Deferred Sales Inducements” in the Company’s Statements of Financial Position. The Company offered various types of sales inducements, including: (1) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit and (2) additional credits after a certain number of years a contract is held. Changes in deferred sales inducements, reported as “Interest credited to policyholders’ account balances,” are as follows:

	2013	2012	2011

	(in thousands)

Balance, beginning of year	$787,891	$542,742	$537,943
Capitalization	20,871	198,955	289,642
Amortization-Impact of assumption and experience unlocking and true-ups	14,613	53,108	(24,919)
Amortization-All other	160,835	(9,985)	(260,964)
Change in unrealized investment gains (losses)	5,679	3,071	1,040

Balance, end of year	$989,889	$787,891	$542,742

8.	STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

Statutory net income (loss) for the Company amounted to $553 million, $591 million, and ($589) million for the years ended December 31, 2013, 2012, and 2011 respectively. Statutory surplus of the Company amounted to $2,387 million and $2,211 million at December 31, 2013 and 2012, respectively.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

The Company prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance. Prescribed statutory accounting practices include publications of the NAIC, state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

The Company is subject to Arizona law, which limits the amount of dividends that insurance companies can pay to stockholders without approval of the Arizona Department of Insurance. The maximum dividend, which may be paid in any twelve-month period without notification or approval, is limited to the greater of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations, there is a capacity to pay a dividend of $656 million in 2014 without prior approval. The Company paid dividends of $423 million in 2013. In 2011 and 2012, there were no dividends nor any returns of capital paid by the Company to the parent company.

9.	INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, were as follows:

	2013	2012	2011

	(in thousands)
Current tax expense (benefit):
U.S.	$250,601	$216,654	$42,474

Total	250,601	216,654	42,474

Deferred tax expense (benefit):
U.S.	315,819	(35,614)	(263,930)

Total	315,819	(35,614)	(263,930)

Total income tax expense on continuing operations	566,420	181,040	(221,456)
Total income tax expense (benefit) reported in equity related to:
Other comprehensive income (loss)	(113,517)	29,258	16,417
Additional paid-in capital	(7,574)	(9,540)	1,908

Total income tax expense (benefit)	$445,329	$200,758	$(203,131)

The Company’s actual income tax expense for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes and cumulative effect of accounting change for the following reasons:

	2013	2012	2011

	(in thousands)

Expected federal income tax expense	$736,621	$302,882	$(123,964)
Non-taxable investment income	(149,933)	(108,463)	(81,031)
Tax credits	(20,935)	(14,460)	(15,977)
Other	667	1,081	(484)

Total income tax expense (benefit) on continuing operations	$566,420	$181,040	$(221,456)

The dividends received deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and is the primary component of the non-taxable investment income shown in the table above, and, as such, is a significant component of the difference between the Company’s effective tax rate and the federal statutory tax rate of 35%. The DRD for the current period was estimated using information from 2012 and current year results, and was adjusted to take into account the current year’s equity market performance. The actual current year DRD can vary from the estimate based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from mutual fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD.

In August 2007, the IRS released Revenue Ruling 2007-54, which included, among other items, guidance on the methodology to be followed in calculating the DRD related to variable life insurance and annuity contracts. In September 2007, the IRS released Revenue Ruling 2007-61. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54 and informed taxpayers that the U.S. Treasury Department and the IRS intend to address through new guidance the issues considered in Revenue Ruling 2007-54, including the methodology to be followed in determining the DRD related to variable life insurance and annuity contracts. In May 2010, the IRS issued an Industry Director Directive (“IDD”) confirming that the methodology for calculating the DRD set forth in Revenue Ruling 2007-54 should not be followed. The IDD also confirmed that the IRS guidance issued before Revenue Ruling 2007-54, which guidance the Company relied upon in calculating its DRD, should be used to determine the DRD. In

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

February 2014, the IRS released Revenue Ruling 2014-7, which modified and superseded Revenue Ruling 2007-54, by removing the provisions of Revenue Ruling 2007-54 related to the methodology to be followed in calculating the DRD and obsoleting Revenue Ruling 2007-61. However, there remains the possibility that the IRS and the U.S. Treasury will address, through subsequent guidance, the issues related to the calculation of the DRD. For the last several years, the revenue proposals included in the Obama Administration’s budgets included a proposal that would change the method used to determine the amount of the DRD. A change in the DRD, including the possible retroactive or prospective elimination of this deduction through guidance or legislation, could increase actual tax expense and reduce the Company’s consolidated net income. These activities had no impact on the Company’s 2011, 2012 or 2013 results.

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

	2013	2012
	(in thousands)
Deferred tax assets
Insurance reserves	$1,551,346	$1,436,802
Investments	82,821	-
Other	-	824

Deferred tax assets	$1,634,167	$1,437,626

Deferred tax liabilities
Deferred policy acquisition costs	$1,412,944	$960,414
Deferred sales inducements	346,461	275,762
Net unrealized gains on securities	46,247	176,441
Investments	-	2,315
Other	1,232	-

Deferred tax liabilities	1,806,884	1,414,932

Net deferred tax asset (liability)	$(172,717)	$22,694

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized. The company had no valuation allowance as of December 31, 2013, and 2012.

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax assets. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of deferred tax asset that is realizable.

The Company’s income (loss) from continuing operations before income taxes includes income (loss) from domestic operations of $2,104.6 million, $865.4 million and ($354.2) million, and no income from foreign operations for the years ended December 31, 2013, 2012 and 2011, respectively.

The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes.

The Company’s unrecognized tax benefits for the years ended December 31 are as follows:

		2013	2012	2011
		(in thousands)

Balance at January 1,	$	-	$113	$1,620
Increases in unrecognized tax benefits-prior years		-	464	-
(Decreases) in unrecognized tax benefits-prior years		-	-	(1,507)
Increases in unrecognized tax benefits-current year		-	-	-
(Decreases) in unrecognized tax benefits-current year		-	-	-
Settlements with taxing authorities		-	(577)	-

Balance at December 31,	$	-	$-	$113

Unrecognized tax benefits that, if recognized, would favorably impact the effective rate		-	-	-

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

The Company does not anticipate any significant changes within the next 12 months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.

The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). In December 31, 2013 and 2012, the Company recognized nothing in the statement of operations and recognized no liabilities in the statement of financial position for tax-related interest and penalties.

Listed below are the tax years that remain subject to examination by major tax jurisdiction, at December 31, 2013:

Major Tax Jurisdiction	Open Tax Years
United States	2004 - 2013

During 2004 through 2006, the Company’s parent, Prudential Financial, Inc., entered into two transactions that involved, among other things, the payment of foreign income taxes that were credited against the Company’s U.S. tax liability. On May 23, 2011, the IRS issued notices of proposed adjustments disallowing the foreign tax credits claimed and related transaction expenses. The total amount of the proposed adjustments for the transactions was approximately $200 million of tax and penalties. During the fourth quarter of 2011, the Company reached agreement with the IRS on the resolution of the proposed foreign tax credits disallowance. The impact to the 2011 results attributable to the settlement was an increase to tax expense of approximately $93 million. The settlement of the foreign tax credit transactions for 2004 through 2006 marked the conclusion of the IRS audits for those years. As a result, all unrecognized tax positions plus interest relating to tax years prior to 2007 were recognized in 2011. As such, 2011 benefited from a reduction to the liability for unrecognized tax benefits of $70 million, including the impact from the foreign tax credit disallowance.

For tax years 2007 through 2013, the Company is participating in the IRS’s Compliance Assurance Program (“CAP”). Under CAP, the IRS assigns an examination team to review completed transactions contemporaneously during these tax years in order to reach agreement with the Company on how they should be reported in the tax returns. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax returns are filed. It is management’s expectation this program will shorten the time period between the filing of the Company’s federal income tax returns and the IRS’s completion of its examination of the returns.

10.    FAIR VALUE OF ASSETS AND LIABILITIES

Fair Value Measurement – Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents, short term investments and equity securities that trade on an active exchange market.

Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company’s Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not actively trade and are priced based on a net asset value), certain short-term investments and certain cash equivalents (primarily commercial paper), and certain over-the-counter derivatives.

Level 3 - Fair value is based on at least one or more significant unobservable inputs for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company’s Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public equity securities and fixed maturities, certain highly structured over-the-counter derivative contracts, certain consolidated real estate funds for which the Company is the general partner, and embedded derivatives resulting from certain products with guaranteed benefits.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

Assets and Liabilities by Hierarchy Level - The tables below present the balances of assets and liabilities measured at fair value on a recurring basis, as of the dates indicated.

	As of December 31, 2013

	Level 1	Level 2	Level 3	Netting (1)	Total

	(in thousands)
Fixed maturities, available for sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$-	$93,525	$-	$-	$93,525
Obligations of U.S. states and their political subdivisions	-	78,951	-	-	78,951
Foreign government bonds	-	23,997	-	-	23,997
Corporate securities	-	4,523,076	18,293	-	4,541,369
Asset-backed securities	-	141,157	80,934	-	222,091
Commercial mortgage-backed securities	-	522,008	-	-	522,008
Residential mortgage-backed securities	-	169,460	-	-	169,460

Sub-total	-	5,552,174	99,227	-	5,651,401
Trading account assets:
Corporate securities	-	14,183	-	-	14,183
Asset-backed securities	-	1,978	-	-	1,978
Commercial mortgage-backed securities	-	-	-	-	-
Equity securities	-	-	2,731	-	2,731

Sub-total	-	16,161	2,731	-	18,892
Equity securities, available for sale	112	90	569	-	771
Short-term investments	9,216	6,768	18	-	16,002
Cash equivalents	5,962	199,825	-	-	205,787
Other long-term investments	-	73,647	1,168	(73,219)	1,596
Reinsurance recoverables	-	-	11,400	-	11,400
Receivables from parents and affiliates	-	170,761	4,121	-	174,882

Sub-total excluding separate account assets	15,290	6,019,426	119,234	(73,219)	6,080,731

Separate account assets (2)	973,192	99,149,315	279,842	-	100,402,349

Total assets	$988,482	$105,168,741	$399,076	$(73,219)	$106,483,080

Future policy benefits (4)	$-	$-	$(348,399)	$-	$(348,399)
Other liabilities (3)	-	218,467	388,268	(73,051)	533,684

Total liabilities	$-	$218,467	$39,869	$(73,051)	$185,285

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

	As of December 31, 2012
	Level 1	Level 2	Level 3	Netting (1)	Total
	(in thousands)
Fixed maturities, available for sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$-	$187,619	$-	$-	$187,619
Obligations of U.S. states and their political subdivisions	-	85,197	-	-	85,197
Foreign government bonds	-	27,511	-	-	27,511
Corporate securities	-	4,561,653	36,981	-	4,598,634
Asset-backed securities	-	264,747	108,727	-	373,474
Commercial mortgage-backed securities	-	489,421	-	-	489,421
Residential mortgage-backed securities	-	373,909	-	-	373,909

Sub-total	-	5,990,057	145,708	-	6,135,765
Trading account assets:
Asset-backed securities	-	4,008	-	-	4,008
Commercial mortgage-backed securities	-	4,091	-	-	4,091
Equity securities	-	-	3,277	-	3,277

Sub-total	-	8,099	3,277	-	11,376

Equity securities, available for sale	2,683	155	1,489	-	4,327
Short-term investments	81,308	31,029	-	-	112,337
Cash equivalents	10,305	307,394	-	-	317,699
Other long term investments	-	187,384	988	(68,689)	119,683
Reinsurance recoverables	-	-	1,287,157	-	1,287,157
Receivables from parents and affiliates	-	184,128	1,995	-	186,123

Sub-total excluding separate account assets	94,296	6,708,246	1,440,614	(68,689)	8,174,467

Separate account assets (2)	345,437	80,293,584	248,255	-	80,887,276

Total assets	$439,733	$87,001,830	$1,688,869	$(68,689)	$89,061,743

Future policy benefits (4)	$-	$-	$1,417,891	$-	$1,417,891
Other liabilities	-	68,689	-	(68,689)	-

Total liabilities	$-	$68,689	$1,417,891	$(68,689)	$1,417,891

(1) “Netting” amounts represents swap variation margin of $0.2 million and $0 million as of December 31, 2013 and December 30, 2012, respectively, and the impact of offsetting asset and liability positions held with the same counterparty, subject to master netting arrangements.

(2) Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account assets classified as Level 3 consist primarily of real estate and real estate investment funds. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statements of Financial Position.

(3) Reinsurance of variable annuity living benefit features classified as “Reinsurance Recoverables” at December 31, 2012 were reclassified to “Other Liabilities” – at December 31, 2013 as they were in a net liability position.

(4) For the year ended December 31, 2013, the net embedded derivative asset position of $348 million includes $1,228 million of embedded derivatives in an asset position and $880 million of embedded derivatives in a liability position. For the year ended December 31, 2012, the net embedded derivative liability position of $1,418 million includes $431 million of embedded derivatives in an asset position and $1,849 million of embedded derivatives in a liability position.

The methods and assumptions the Company uses to estimate the fair value of assets and liabilities measured at fair value on a recurring basis are summarized below.

Fixed Maturity Securities - The fair values of the Company’s public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices for each security are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. If the pricing information received from third party pricing services is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.

Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from the independent pricing service is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may over-ride the information with an internally-developed valuation. As of December 31, 2013 and December 31, 2012, over-rides on a net basis were not material. Pricing service over-rides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

The fair value of private fixed maturities, which are comprised of investments in private placement securities, originated by internal private asset managers, are primarily determined using a discounted cash flow model. If the fair value is determined using pricing inputs that are observable in the market, the securities have been reflected within Level 2; otherwise a Level 3 classification is used.

Trading Account Assets - Trading account assets consist primarily of asset-backed securities, perpetual preferred stock and commercial mortgage-backed securities whose fair values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and below under “Equity Securities.”

Equity Securities - Equity securities consist principally of investments in common and preferred stock of publicly traded companies, perpetual preferred stock, privately traded securities, as well as mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash flow, earnings multiple and other valuation models that require a substantial level of judgment around inputs and therefore are classified within Level 3. The fair values of mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy. The fair values of perpetual preferred stock are based on inputs obtained from independent pricing services that are primarily based on indicative broker quotes. As a result, the fair values of perpetual preferred stock are classified as Level 3.

Derivative Instruments - Derivatives are recorded at fair value either as assets, within “Other long-term investments,” or as liabilities, within “Other liabilities,” except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns, non-performance risk (“NPR”), liquidity and other factors. Liquidity valuation adjustments are made to reflect the cost of exiting significant risk positions, and consider the bid-ask spread, maturity, complexity, and other specific attributes of the underlying derivative position.

The majority of the Company’s derivative positions are traded in the over-the-counter (“OTC”) derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate, cross currency swaps, currency forward contracts and single name credit default swaps are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black Scholes option pricing models. These models’ key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, non-performance risk, volatility and other factors.

The Company’s cleared interest rate swaps and credit derivatives linked to an index are valued using models that utilize actively quoted or observable market inputs, including overnight indexed swap discount rates, obtained from external market data providers, third-party pricing vendors and/or recent trading activity. These derivatives are classified as Level 2 in the fair value hierarchy.

To reflect the market’s perception of its own and the counterparty’s non-performance risk, the Company incorporates additional spreads over LIBOR into the discount rate used in determining the fair value of OTC derivative assets and liabilities that are not otherwise collateralized.

Derivatives classified as Level 3 include structured products. These derivatives are valued based upon models such as Monte Carlo simulation models and other techniques that utilize significant unobservable inputs. Level 3 methodologies are validated through periodic comparison of the Company’s fair values to external broker-dealer values. As of December 31, 2013 and December 31, 2012, there were derivatives with the fair value of $0.0 million and $0.2 million, respectively, classified within Level 3, and all other derivatives were classified within Level 2. See Note 11 for more details on the fair value of derivative instruments by primary underlying.

Cash Equivalents and Short-Term Investments - Cash equivalents and short-term investments include money market instruments, commercial paper and other highly liquid debt instruments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs and, these investments have primarily been classified within Level 2.

Separate Account Assets - Separate Account Assets include fixed maturity securities, treasuries, equity securities and real estate investments for which values are determined consistent with similar instruments described above under “Fixed Maturity Securities,” “Equity Securities” and “Other Long-Term Investments.”

Receivables from Parent and Affiliates - Receivables from parent and affiliates carried at fair value include affiliated bonds within our legal entity whose fair value are determined consistent with similar securities described above under “Fixed Maturity Securities” managed by affiliated asset managers.

Reinsurance Recoverables - Reinsurance recoverables carried at fair value include the reinsurance of our living benefit guarantees on certain of our variable annuities. These guarantees are accounted for as embedded derivatives and are recorded in “Reinsurance Recoverables” or “Other Liabilities” when fair value is in an asset or liability position, respectively. The methods and assumption used to estimate the fair value are consistent with those described below in “Future Policy Benefits.” The reinsurance agreements covering these guarantees are derivatives with fair value determined in the same manner as the living benefit guarantee.

The Company also has an agreement with UPARC, an affiliated captive reinsurance company, to reinsure risks associated with the no-lapse guarantee provision available on a portion of certain universal life products (See Note 13). Under this agreement, the Company pays a premium to

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

UPARC to reinsure the risk of uncollectible policy charges and fees associated with the no-lapse guarantee provision. Reinsurance of this risk is accounted for as an embedded derivative which is included in “Reinsurance recoverables”. The fair value of this embedded derivative is the present value of expected reimbursement from UPARC for cost of insurance charges the Company is unable to collect from policyholders, less the present value of reinsurance premiums that is attributable to the embedded derivative feature. This methodology could result in either an asset or liability, given changes in capital market conditions and various policyholder behavior assumptions. Significant inputs to the valuation model for this embedded derivative include capital market assumptions, such as interest rates, estimated non-performance risk of the counterparty, and various assumptions that are actuarially determined, including lapse rates, premium payment patterns, and mortality rates. This embedded derivative had a value of $11.4 million and zero at December 31, 2013 and December 31, 2012, respectively, primarily due to NPR. The increase is primarily driven by assumption updates including mortality improvement and a lower lapse risk factor as well as the net impact of changes in interest rates and NPR.

Future Policy Benefits - The liability for future policy benefits primarily includes general account liabilities for the optional living benefit features of the Company’s variable annuity contracts, including guaranteed minimum accumulation benefits (“GMAB”), guaranteed minimum withdrawal benefits (“GMWB”) and guaranteed minimum income and withdrawal benefits (“GMIWB”), accounted for as embedded derivatives. The fair values of the GMAB, GMWB, and GMIWB liabilities are calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the optional living benefit feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various actuarial assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management judgment.

The significant inputs to the valuation models for these embedded derivatives include capital market assumptions, such as interest rate levels and volatility assumptions, the Company’s market-perceived risk of its own non-performance, as well as actuarially determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates, and mortality rates. Since many of these assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.

Capital market inputs and actual policyholders’ account values are updated each quarter based on capital market conditions as of the end of the quarter, including interest rates, equity markets, and volatility. In the risk neutral valuation, the initial swap curve drives the total return used to grow the policyholders’ account values. The Company’s discount rate assumption is based on the LIBOR swap curve adjusted for an additional spread relative to LIBOR to reflect NPR.

Actuarial assumptions, including contractholder behavior and mortality, are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data, such as available industry studies or market transactions such as acquisitions and reinsurance transactions. These assumptions are generally updated in the third quarter of each year unless a material change that the Company feels is indicative of a long term trend is observed in an interim period.

Transfers between Levels 1 and 2 – Periodically there are transfers between Level 1 and Level 2 for assets held in the Company’s Separate Account. The classification of Separate Account funds may vary dependent on the availability of information to the public. Should a fund’s net asset value become publicly observable, the fund would be transferred from Level 2 to Level 1. During the year ended December 31, 2013, $463 million was transferred from Level 2 to Level 1. During the year ended December 31, 2012, $1.9 million was transferred from Level 1 to Level 2. Transfers between levels are generally reported at the values as of the beginning of the period in which the transfers occur. There were no transfers between Level 1 and 2 for the year ended December 31, 2011.

Level 3 Assets and Liabilities by Price Source - The table below presents the balances of Level 3 assets and liabilities measured at fair value with their corresponding pricing sources.

	As of December 31, 2013
	Internal (1)	External (2)	Total
	(in thousands)
Corporate securities	$15,100	$3,193	$18,293
Asset-backed securities	355	80,579	80,934
Short-term investments	18	-	18
Equity securities	569	2,731	3,300
Other long-term investments	-	1,168	1,168
Reinsurance recoverables	11,400	-	11,400
Receivables from parents and affiliates	-	4,121	4,121

Subtotal excluding separate account assets	27,442	91,792	119,234

Separate account assets	81,795	198,047	279,842

Total assets	$109,237	$289,839	$399,076

Future policy benefits	$(348,399)	$-	$(348,399)
Other liabilities	388,268	-	388,268

Total liabilities	$39,869	$-	$39,869

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

	As of December 31, 2012
	Internal (1)	External (2)	Total
	(in thousands)
Corporate securities	$31,356	$5,625	$36,981
Asset-backed securities	5,929	102,798	108,727
Equity securities	1,489	3,277	4,766
Other long-term investments	232	756	988
Reinsurance recoverables	1,287,157	-	1,287,157
Receivables from parents and affiliates	-	1,995	1,995

Subtotal excluding separate account assets	1,326,163	114,451	1,440,614

Separate account assets	77,286	170,969	248,255

Total assets	$1,403,449	$285,420	$1,688,869

Future policy benefits	$1,417,891	$-	$1,417,891

Total liabilities	$1,417,891	$-	$1,417,891

(1) Represents valuations which could incorporate internally-derived and market inputs. See below for additional information related to internally developed valuation for significant items in the above table.
(2) Represents unadjusted prices from independent pricing services and independent non-binding broker quotes where pricing inputs are not readily available.

Quantitative Information Regarding Internally Priced Level 3 Assets and Liabilities – The table below presents quantitative information on significant internally-priced Level 3 assets and liabilities.

	As of December 31, 2013
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum	Maximum	Weighted Average	Impact of Increase in Input on Fair Value (1)
	(in thousands)
Assets:

Corporate securities	$15,100	Discounted cash flow	Discount rate	8.28%	15.00%	10.61%	Decrease
		Market Comparables	EBITDA Multiples (2)	5.0X	7.0X	5.91X	Increase
		Liquidation	Liquidation value	11.61%	38.49%	31.83%	Increase
Reinsurance recoverables	$11,400	See the Reinsurance Recoverable section above for an explanation of the fair value determination.
Liabilities:

Future policy benefits (3)	$(348,399)	Discounted cash flow	Lapse rate (4)	0%	11%		Decrease

			NPR spread (5)	0.08%	1.09%		Decrease
			Utilization rate (6)	70%	94%		Increase
			Withdrawal rate (7)	86%	100%		Increase
			Mortality rate (8)	0%	13%		Decrease
			Equity Volatility curve	15%	28%		Increase
Other Liabilities	388,268	Represents reinsurance of variable annuity living benefits in a liability position. Fair values are determined in the same manner as future policy benefits

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

	As of December 31, 2012
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum	Maximum	Weighted Average	Impact of Increase in Input on Fair Value (1)
	(in thousands)
Assets:

Corporate securities	$31,356	Discounted cash flow	Discount rate	8.90%	17.50%	10.60%	Decrease
		Cap at call price	Call price	100%	100%		Increase
		Liquidation	Liquidation value	98%	98%		Increase
Reinsurance recoverables	$1,287,157	Fair values are determined in the same manner as future policy benefits
Liabilities:

Future policy benefits (3)	$1,417,891	Discounted cash flow	Lapse rate (4)	0%	14%		Decrease

			NPR spread (5)	0.20%	1.60%		Decrease
			Utilization rate (6)	70%	94%		Increase
			Withdrawal rate (7)	85%	100%		Increase
			Mortality rate (8)	0%	13%		Decrease
			Equity Volatility curve	19%	34%		Increase

(1)	Conversely, the impact of a decrease in input would have the opposite impact for the fair value as that presented in the table.

(2)
EBITDA multiples represent multiples of earnings before interest, taxes, depreciation and amortization, and are amounts used when the reporting entity has determined that market participants would use such multiples when pricing the investments.

(3)
Future policy benefits primarily represent general account liabilities for the optional living benefit features of the Company’s variable annuity contracts which are accounted for as embedded derivatives. Since the valuation methodology for these liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than weighted average, is a more meaningful representation of the unobservable inputs used in the valuation.

(4)
Base lapse rates are adjusted at the contract level based on a comparison of the benefit amount and the policyholder account value and reflect other factors, such as the applicability of any surrender charges. A dynamic lapse adjustment reduces the base lapse rate when the benefit amount is greater than the account value, as in-the-money contracts are less likely to lapse. Lapse rates are also generally assumed to be lower for the period where surrender charges apply.

(5)
To reflect NPR, the Company incorporates an additional spread over LIBOR into the discount rate used in the valuation of individual living benefit contracts in a liability position and generally not to those in a contra-liability position. In determining the NPR spread, the Company reflects the financial strength ratings of the Company and its affiliates as these are insurance liabilities and senior to debt. The additional spread over LIBOR is determined by utilizing the credit spreads associated with issuing funding agreements, adjusted for any illiquidity risk premium.

(6)
The utilization rate assumption estimates the percentage of contracts that will utilize the benefit during the contract duration, and begin lifetime withdrawals at various time intervals from contract inception. The remaining contractholders are assumed to either begin lifetime withdrawals immediately or never utilize the benefit. These assumptions vary based on the product type, the age of the contractholder and the age of the contract. The impact of changes in these assumptions is highly dependent on the contract type and age of the contractholder at the time of the sale and the timing of the first lifetime income withdrawal.

(7)
The withdrawal rate assumption estimates the magnitude of annual contractholder withdrawals relative to the maximum allowable amount under the contract. The fair value of the liability will generally increase the closer the withdrawal rate is to 100%.

(8)
Range reflects the mortality rate for the vast majority of business with living benefits, with policyholders ranging from 35 to 90 years old. While the majority of living benefits have a minimum age requirement, certain benefits do not have an age restriction. This results in contractholders for certain benefits with mortality rates approaching 0%. Based on historical experience, the Company applies a set of age and duration specific mortality rate adjustments compared to standard industry tables. A mortality improvement assumption is also incorporated into the overall mortality table.

Interrelationships Between Unobservable Inputs – In addition to the sensitivities of fair value measurements to changes in each unobservable input in isolation, as reflected in the table above, interrelationships between these inputs may also exist, such that a change in one unobservable input may give rise to a change in another, or multiple, inputs. Examples of such interrelationships for significant internally-priced Level 3 assets and liabilities are as follows:

Corporate Securities – The rate used to discount future cash flows reflects current risk free rates plus credit and liquidity spread requirements that market participants would use to value an asset. The discount rate may be influenced by many factors, including market cycles, expectations of default, collateral, term, and asset complexity. Each of these factors can influence discount rates, either in isolation, or in response to other factors.

Future Policy Benefits – The unobservable contractholder behavior inputs related to the liability for the optional living benefit features of the Company’s variable annuity contracts included in future policy benefits are generally based on emerging experience, future expectations and other data. While experience for these products is still emerging, the Company expects benefit utilization and withdrawal rates to generally be correlated with lapse rates. However, behavior is generally highly dependent on the facts and circumstances surrounding the individual contractholder, such as their liquidity needs or tax situation, which could drive lapse behavior independent of other contractholder behavior assumptions. The dynamic lapse adjustment assumes lower lapses when the benefit amount is greater than the account value, as in-the-money contracts are less likely to lapse. Therefore, to the extent more efficient contractholder behavior results in greater in-the-moneyness at the contract level, the dynamic lapse function will reduce lapse rates for those contracts. Similarly, to the extent that increases in equity volatility are correlated with overall declines in the capital markets, the dynamic lapse function will lower overall lapse rates as contracts become more in-the-money.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

Separate Account Assets – In addition to the significant internally-priced Level 3 assets and liabilities presented and described above, the Company also has internally-priced separate account assets reported within Level 3. Changes in the fair value of separate account assets are borne by customers and thus are offset by changes in separate account liabilities on the Company’s Consolidated Statement of Financial Position. As a result, changes in value associated with these investments do not impact the Company’s Consolidated Statement of Operations. In addition, fees earned by the Company related to the management of most separate account assets classified as Level 3 do not change due to changes in the fair value of these investments. Quantitative information about significant internally-priced Level 3 separate account assets is as follows:

Real Estate and Other Invested Assets – Separate account assets include $81.8 million and $77.3 million of investments in real estate as of December 31, 2013 and December 31, 2012, respectively, that are classified as Level 3 and reported at fair value which is determined by the Company’s equity in net assets of the entities. Fair value estimates of real estate are based on property appraisal reports prepared by independent real estate appraisers. Key inputs and assumptions to the appraisal process include rental income and expense amounts, related growth rates, discount rates and capitalization rates. Because of the subjective nature of inputs and the judgment involved in the appraisal process, real estate investments are typically included in the Level 3 Classification. Key unobservable inputs to real estate valuation include capitalization rates, which ranged from 5.00% to 10.00% (6.82% weighted average) as of December 31, 2013 and 5.50% to 9.50% (7.30% weighted average) as of December 31, 2012 and discount rates which ranged from 6.75% to 11.00% (7.90% weighted average) as of December 31, 2013 and 7.00% to 11.50% (8.30% weighted average) as of December 31, 2012.

Valuation Process for Fair Value Measurements Categorized within Level 3 – The Company has established an internal control infrastructure over the valuation of financial instruments that requires ongoing oversight by its various Business Groups. These management control functions are segregated from the trading and investing functions. For invested assets, the Company has established oversight teams, often in the form of Pricing Committees within each asset management group. The teams, which typically include representation from investment, accounting, operations, legal and other disciplines are responsible for overseeing and monitoring the pricing of the Company’s investments and performing periodic due diligence reviews of independent pricing services. An actuarial valuation team oversees the valuation of optional living benefit features of the Company’s variable annuity contracts.

The Company has also established policies and guidelines that require the establishment of valuation methodologies and consistent application of such methodologies. These policies and guidelines govern the use of inputs and price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of investment prices against market activity or indicators of reasonableness, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. For optional living benefit features of the Company’s variable annuity products, the actuarial valuation unit periodically performs baseline testing of contract input data and actuarial assumptions are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data, such as available industry studies. The valuation policies and guidelines are reviewed and updated as appropriate.

Within the trading and investing functions, the Company has established policies and procedures that relate to the approval of all new transaction types, transaction pricing sources and fair value hierarchy coding within the financial reporting system. For variable annuity product changes or new launches of optional living benefit features, the actuarial valuation unit validates input logic and new product features and agrees new input data directly to source documents.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

Changes in Level 3 assets and liabilities - The following tables provide summaries of the changes in fair values of Level 3 assets and liabilities as of the dates indicated, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at the end of their respective periods.

	Year Ended December 31, 2013
	Fixed Maturities Available For Sale

	Corporate Securities	Asset- Backed Securities	Commercial Mortgage- Backed Securities	Trading Account Assets - Equity Securities	Equity Securities, Available for Sale	Short Term Investments
	(in thousands)
Fair Value, beginning of period assets/(liabilities)	$36,981	$108,727	$-	$3,277	$1,489	$-
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(1,177)	-	-	-	427	-
Asset management fees and other income	-	-	-	953	-	-
Included in other comprehensive income (loss)	(1,641)	(294)	(3)	-	71	-
Net investment income	90	257	-	-	-	-
Purchases	14,996	33,078	12,524	380	65	-
Sales	(2,329)	(1)	-	(1,499)	(1,483)	-
Issuances	-	-	-	-	-	-
Settlements	(22,446)	(23,098)	(3,434)	(380)	-	-
Transfers into Level 3 (2)	112	-	-	-	-	18
Transfers out of Level 3 (2)	(6,293)	(35,239)	(9,087)	-	-	-
Other (4)	-	(2,496)	-	-	-	-

Fair Value, end of period assets/(liabilities)	$18,293	$80,934	$-	$2,731	$569	$18

Unrealized gains (losses) for the period relating to those
Level 3 assets that were still held at the end of the period (3):
Included in earnings:
Realized investment gains (losses), net	$(1,648)	$-	$-	$-	$-	$-
Asset management fees and other income	$-	$-	$-	$869	$-	$-

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2013

	Other Long- term Investments	Receivables from Parents and Affiliates	Separate Account Assets (1)	Reinsurance Recoverable	Future Policy Benefits	Other Liabilities (5)
	(in thousands)
Fair Value, beginning of period assets/(liabilities)	$988	$1,995	$248,255	$-	$(1,417,891)	$1,287,157
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(232)	-	1,966	11,400	2,342,621	(2,210,096)
Asset management fees and other income	144	-	-	-	-	-
Interest credited to policyholders’ account balances	-	-	18,978	-	-	-
Included in other comprehensive income (loss)	-	(25)	-	-	-	-
Net investment income	-	-	-	-	-	-
Purchases	268	5,147	80,302	-	-	534,671
Sales	-	(3,495)	(69,659)	-	-	-
Issuances	-	-	-	-	(576,331)	-
Settlements	-	-	-	-	-	-
Transfers into Level 3 (2)	-	-	-	-	-	-
Transfers out of Level 3 (2)	-	(1,997)	-	-	-	-
Other (4)	-	2,496	-	-	-	-

Fair Value, end of period assets/(liabilities)	$1,168	$4,121	$279,842	$11,400	$348,399	$(388,268)

Unrealized gains (losses) for the period relating to those
Level 3 assets that were still held at the end of the period (3):
Included in earnings:
Realized investment gains (losses), net	$-	$-	$-	$11,400	$2,318,266	$(2,188,291)
Asset management fees and other income	$122	$-	$-	$-	$-	$-
Interest credited to policyholders’ account balances	$-	$-	$18,978	$-	$-	$-

	Year Ended December 31, 2012
	Fixed Maturities, Available for Sale

	U.S. Treasury Securities	Corporate Securities	Asset-Backed Securities	Commercial Mortgage- Backed Securities	Other Trading Account Assets- Equity Securities	Equity Securities, Available for Sale
	(in thousands)
Fair Value, beginning of period assets/(liabilities)	$4,696	$23,720	$62,429	$-	$3,362	$2,652
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	-	(3,454)	687	-	-	(1,423)
Asset management fees and other income	-	-	-	-	(35)	-
Included in other comprehensive income (loss)	4	4,070	2,840	(65)	-	264
Net investment income	-	101	364	3	-	-
Purchases	-	8,714	62,524	-	-	-
Sales	-	(89)	-	-	-	-
Issuances	-	-	-	-	-	-
Settlements	-	(8,656)	(14,566)	(2,496)	(50)	-
Transfers into Level 3 (2)	-	23,995	5,702	5,246	-	-
Transfers out of Level 3 (2)	-	(16,120)	(11,253)	(2,688)	-	(4)
Other (4)	(4,700)	4,700	-	-	-	-

Fair Value, end of period assets/(liabilities)	$-	$36,981	$108,727	$-	$3,277	$1,489

Unrealized gains (losses) for the period relating to those
Level 3 assets that were still held at the end of the period (3):
Included in earnings:
Realized investment gains (losses), net	$-	$-	$-	$-	$-	$-
Asset management fees and other income	$-	$-	$-	$-	$(35)	$-

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2012

	Other Long- term Investments	Reinsurance Recoverables	Receivables from Parents and Affiliates	Separate Account Assets (1)	Future Policy Benefits
	(in thousands)
Fair Value, beginning of period assets/(liabilities)	$686	$868,824	$-	$222,323	(912,986)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(4,659)	2,937	-	(1,476)	(61,390)
Asset management fees and other income	(7)	-	-	-	-
Interest credited to policyholders’ account balances	-	-	-	12,377	-
Included in other comprehensive income (loss)	-	-	(5)	-	-
Net investment income	-	-	-	-	-
Purchases	4,966	415,396	2,000	94,515	-
Sales	-	-	-	(79,484)	-
Issuances	-	-	-	-	(443,515)
Settlements	2	-	-	-	-
Transfers into Level 3 (2)	-	-	-	-	-
Transfers out of Level 3 (2)	-	-	-	-	-

Fair Value, end of period assets/(liabilities)	$988	1,287,157	$1,995	$248,255	(1,417,891)

Unrealized gains (losses) for the period relating to those
Level 3 assets that were still held at the end of the period (3):
Included in earnings:
Realized investment gains (losses), net	$(4,549)	17,516	$-	$-	(76,581)
Asset management fees and other income	$(7)	-	$-	$-	-
Interest credited to policyholders’ account balances	$-	-	$-	$12,377	-

	Year Ended December 31, 2011
	Fixed Maturities, Available for Sale

	U.S. Treasury Securities	Corporate Securities	Asset- Backed Securities	Commercial Mortgage- Backed Securities	Other Trading Account Assets- Equity Securities	Equity Securities, Available for Sale
	(in thousands)
Fair Value, beginning of period assets/(liabilities)	$-	$49,050	$59,770	$-	$-	$1,792
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	-	(3,311)	803	-	-	(3,315)
Asset management fees and other income	-	-	-	-	(595)	-
Included in other comprehensive income (loss)	(4)	(1,126)	(694)	-	-	2,840
Net investment income	-	219	768	-	-	-
Purchases	4,700	7,534	23,001	5,019	-	1,696
Sales	-	(678)	(8,160)	-	-	-
Issuances	-	883	-	-	-	-
Settlements	-	(20,679)	(9,094)	-	(5,000)	(99)
Transfers into Level 3 (2)	-	10,444	-	-	-	8,695
Transfers out of Level 3 (2)	-	(18,616)	(3,965)	(5,019)	-	-
Other (4)	-	-	-	-	8,957	(8,957)

Fair Value, end of period assets/(liabilities)	$4,696	$23,720	$62,429	$-	$3,362	$2,652

Unrealized gains (losses) for the period relating to those
Level 3 assets that were still held at the end of the period (3):
Included in earnings:
Realized investment gains (losses), net	$-	$(4,319)	$(10)	$-	$-	$(2,918)
Asset management fees and other income	$-	$-	$-	$-	$(876)	$-
Interest credited to policyholders’ account balances	$-	$-	$-	$-	$-	$-

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2011

	Other Long- term investments	Receivables from Parents and Affiliates	Reinsurance Recoverable	Separate Account Assets (1)	Future Policy Benefits
	(in thousands)
Fair Value, beginning of period assets/(liabilities)	$-	$24,278	$(373,000)	$198,451	$452,822
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	102	-	934,112	388	(1,091,846)
Asset management fees and other income	(46)	-	-	-	-
Interest credited to policyholders’ account balances	-	-	-	1,815	-
Included in other comprehensive income (loss)	-	(55)	-	-	-
Net investment income	-	-	-	-	-
Purchases	630	431	307,712	86,744	-
Sales	-	-	-	(65,075)	-
Issuances	-	-	-	-	(273,962)
Settlements	-	(3)	-	-	-
Transfers into Level 3 (2)	-	-	-	-	-
Transfers out of Level 3 (2)	-	(24,651)	-	-	-

Fair Value, end of period assets/(liabilities)	$686	$-	$868,824	$222,323	$(912,986)

Unrealized gains (losses) for the period relating to those
Level 3 assets that were still held at the end of the period (3):
Included in earnings:
Realized investment gains (losses), net	$75	$-	$973,717	$-	$(1,085,926)
Asset management fees and other income	$(46)	$-	$-	$-	$-
Interest credited to policyholders’ account balances	$-	$-	$-	$1,815	$-

(1)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statement of Financial Position.

(2)	Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.

(3)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.

(4)	Other primarily represents reclasses of certain assets between reporting categories.

(5)
Reinsurance of variable annuity living benefit features classified as “Reinsurance Recoverables” at December 31, 2012, were reclassified to “Other Liabilities” – at December 31, 2013 as they were in a net liability position.

Transfers - Transfers into Level 3 are generally the result of unobservable inputs utilized within valuation methodologies and the use of indicative broker quotes for assets that were previously valued using observable inputs. Transfers out of Level 3 are generally due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company is able to validate.

For the year ended December 31, 2011 the majority of the Equity Securities Available for Sale transfers into Level 3 were due to the determination that the pricing inputs for perpetual preferred stocks provided by third party pricing services were primarily based on indicative broker quotes which could not always be verified against directly observable market information. Perpetual preferred stocks were included in Equity Securities Available for Sale and subsequently transferred to Trading Account Assets. During the same period, the pricing and valuation methodology related to an affiliated bond reported in Other Assets totaled $24.7 million was re-evaluated and subsequently updated to utilize observable inputs and transferred out of Level 3.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

Fair Value of Financial Instruments

The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value. However, in some cases, as described below, the carrying amount equals or approximates fair value.

	December 31, 2013					December 31, 2012

	Fair Value				Carrying Amount (1)	Fair Value	Carrying Amount

	Level 1	Level 2	Level 3	Total	Total	Total	Total
	(in thousands)
Assets:
Commercial mortgage and other loans	$-	$7,827	$1,604,247	$1,612,074	$1,532,165	$1,616,804	$1,463,977
Policy loans	-	-	1,086,772	1,086,772	1,086,772	1,455,412	1,079,714
Other long term investments	-	-	4,751	4,751	4,268	2,491	2,119
Cash and cash equivalents	45,317	56,139	-	101,456	101,456	94,410	94,410
Accrued investment income	-	89,465	-	89,465	89,465	90,653	90,653
Receivables from parents and affiliates	-	87,849	-	87,849	87,481	(3,146)	(3,751)
Other assets	-	34,060	-	34,060	34,060	32,782	32,176

Total assets	$45,317	$275,340	$2,695,770	$3,016,427	$2,935,667	$3,289,406	$2,759,298

Liabilities:
Policyholders’ Account Balances - Investment Contracts	$-	$851,607	$40,451	$892,058	$901,860	$793,280	$796,816
Cash collateral for loaned securities	-	84,867	-	84,867	84,867	48,068	48,068
Short-term debt	-	275,268	-	275,268	274,900	272,981	272,000
Long-term debt	-	1,644,827	-	1,644,827	1,592,000	1,563,185	1,511,000
Payables to parent and affiliates	-	45,649	-	45,649	45,649	6,694	6,694
Other liabilities	-	270,339	-	270,339	270,339	224,751	224,751

Total liabilities	$-	$3,172,557	$40,451	$3,213,008	$3,169,615	$2,908,959	$2,859,329

(1)
Carrying values presented herein differ from those in the Company’s Consolidated Statement of Financial Position because certain items within the respective financial statement captions are not considered financial instruments or out of scope under authoritative guidance relating to disclosures of the fair value of financial instruments. Financial statement captions excluded from the above table are not considered financial instruments.

The fair values presented above have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.

Commercial Mortgage and Other Loans

The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate plus an appropriate credit spread for similar quality loans. The quality ratings for these loans, a primary determinant of the credit spreads and a significant component of the pricing process, are based on an internally-developed methodology.

Policy Loans

During the fourth quarter of 2013, the Company changed the valuation technique used to fair value policy loans. For the period ended December 31, 2013, the fair value of policy loans was determined by discounting expected cash flows at the current loan coupon rate. As a result the carrying value of the policy loans approximates the fair value for the year ended December 31, 2013. Prior to this change, the fair value of U.S. insurance policy loans was calculated by discounting expected cash flows based upon current U.S. Treasury rates and historical loan repayment patterns.

Other Long-term Investments

Other long-term investments include investments in joint ventures and limited partnerships. The estimated fair values of these cost method investments are generally based on the Company’s share of the net asset value (“NAV”) as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments. For the year end December 31, 2013 and 2012, no such adjustments were made.

Cash, Accrued Investment Income, Receivables from Parent and Affiliates and Other Assets

The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include: cash, accrued investment income, and other assets that meet the definition of financial instruments, including receivables, such as unsettled trades and accounts receivable. Also included in receivables from parents and affiliates is an affiliated note whose fair value is determined in the same manner as the underlying debt described below under “Short-Term and Long-Term Debt”.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

Policyholders’ Account Balances - Investment Contracts

Only the portion of policyholders’ account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities, payout annuities and other similar contracts without life contingencies, fair values are derived using discounted projected cash flows based on interest rates that are representative of the Company’s financial strength ratings, and hence reflect the Company’s own non-performance risk. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value.

Cash Collateral for Loaned Securities

This represents the collateral received or paid in connection with loaning or borrowing securities, similar to the securities sold under agreement to repurchase below. For these transactions, the carrying value of the related asset/liability approximates fair value as they equal the amount of cash collateral received/paid.

Short-Term and Long-Term Debt

The fair value of short-term and long-term debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. These fair values consider the Company’s own non-performance risk. Discounted cash flow models predominately use market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities. For commercial paper issuances and other debt with a maturity of less than 90 days, the carrying value approximates fair value.

Other Liabilities and Payables to Parent and Affiliates

Other liabilities and payables to parent and affiliates are primarily payables, such as unsettled trades, drafts, escrow deposits and accrued expense payables. Due to the short term until settlement of most of these liabilities, the Company believes that carrying value approximates fair value.

11.    DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies

Interest Rate Contracts

Interest rate swaps are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it owns or anticipates acquiring or selling. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Equity Contracts

Equity index options are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range.

Foreign Exchange Contracts

Currency derivatives, including currency swaps and forwards, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.

Under currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company executes forward sales of the hedged currency in exchange for U.S. dollars at a specified exchange rate. The maturities of these forwards correspond with the future periods in which the non-U.S. dollar-denominated earnings are expected to be generated. These earnings hedges do not qualify for hedge accounting.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

Credit Contracts

Credit derivatives are used by the Company to enhance the return on the Company’s investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company can sell credit protection on an identified name, and in return receive a quarterly premium. With credit default derivatives, this premium or credit spread generally corresponds to the difference between the yield on the referenced name’s public fixed maturity cash instruments and swap rates, at the time the agreement is executed. If there is an event of default by the referenced name, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security or pay the referenced amount less the auction recovery rate. See credit derivatives written section for discussion of guarantees related to credit derivatives written. In addition to selling credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio.

Embedded Derivatives

The Company sells variable annuity products, which may include guaranteed benefit features that are accounted for as embedded derivatives. The Company has reinsurance agreements to transfer the risk related to certain of these benefit features to an affiliate, Pruco Re. The embedded derivatives related to the living benefit features and the related reinsurance agreements are carried at fair value. These embedded derivatives are marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees, which are determined using valuation models, as described in Note 10.

The fair value of the living benefit feature embedded derivatives included in “Future policy benefits” was an asset of $348 million and a liability of $1,418 million as of December 31, 2013 and December 31, 2012, respectively. The fair value of the embedded derivatives related to the reinsurance of certain of these benefits to Pruco Re included in “Reinsurance recoverables” was a liability of $388 million and an asset of $1,287 million as of December 31, 2013 and December 31, 2012, respectively.

The Company has invested in fixed maturities in the past that, in addition to a stated coupon, provided a return based upon the results of an underlying portfolio of fixed income investments and related investment activity. The Company accounted for these investments as available-for-sale fixed maturities containing embedded derivatives. Such embedded derivatives are marked to market through “Realized investment gains (losses), net,” based upon the change in value of the underlying portfolio.

Some of the Company’s universal life products contain a no-lapse guarantee provision that is reinsured with an affiliate, UPARC. The reinsurance agreement contains an embedded derivative related to the interest rate risk of the reinsurance contract. Fluctuations in interest rates can result in mark-to-market changes in the value of the underlying contractual guarantees and impact the amount of premiums and benefits paid between the Company and UPARC. See Note 8 for additional information on the agreement with UPARC.

The table below provides a summary of the gross notional amount and fair value of derivatives contracts used in a non-broker-dealer capacity, excluding embedded derivatives which are recorded with the associated host, by the primary underlying. Many derivative instruments contain multiple underlyings.

	December 31, 2013			December 31, 2012
	Notional	Gross Fair Value		Notional	Gross Fair Value
Primary Underlying	Amount	Assets	Liabilities	Amount	Assets	Liabilities

	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Currency/Interest Rate
Currency Swaps	$249,601	$6,304	$(11,583)	$145,174	$4,152	$(3,904)

Total Qualifying Hedges	$249,601	$6,304	$(11,583)	$145,174	$4,152	$(3,904)

Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate
Interest Rate Swaps	$2,434,400	$47,475	$(185,222)	$1,729,400	$109,855	$(22,930)

Currency
Forwards	507	2	-	5,424	48	-
Credit
Credit Default Swaps	14,275	15	(862)	14,275	614	(894)
Currency/Interest Rate
Currency Swaps	69,450	211	(3,325)	62,468	1,516	(2,064)
Equity
Total Return Swaps	332,000	-	(8,057)	320,377	762	(6,073)
Equity Options	40,739,168	19,639	(9,418)	24,243,020	70,669	(32,824)

Total Non-Qualifying Hedges	43,589,800	67,342	(206,884)	26,374,964	183,464	(64,785)

Total Derivatives (1)	$43,839,401	$73,646	$(218,467)	$26,520,138	$187,616	$(68,689)

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

(1)
Excludes embedded derivatives which contain multiple underlyings. The fair value of these embedded derivatives was an asset of $348 million and a liability of $1,441 million as of December 31, 2013 and December 31, 2012, respectively, included in “Future policy benefits” and “Fixed maturities, available-for-sale.”

Offsetting Assets and Liabilities

The following table presents recognized derivative instruments (including bifurcated embedded derivatives), and repurchase and reverse repurchase agreements that are offset in the balance sheet, and/or are subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in the balance sheet.

	December 31, 2013
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Financial Instruments/ Collateral	Net Amount
	(in thousands)
Offsetting of Financial Assets:
Derivatives	$73,219	$(73,219)	$-	$-	$-
Securities purchased under agreement to resell	56,139	-	56,139	(56,139)	-

Total Assets	$129,358	$(73,219)	$56,139	$(56,139)	$-

Offsetting of Financial Liabilities:
Derivatives	$218,467	$(73,051)	$145,416	$(136,593)	$8,823
Securities sold under agreement to repurchase	-	-	-	-	-

Total Liabilities	$218,467	$(73,051)	$145,416	$(136,593)	$8,823

	December 31, 2012
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Financial Instruments/ Collateral	Net Amount
	(in thousands)
Offsetting of Financial Assets:
Derivatives	$187,372	$(68,689)	$118,683	$-	$118,683
Securities purchased under agreement to resell	203,437	-	203,437	(203,437)	-

Total Assets	$390,809	$(68,689)	$322,120	$(203,437)	$118,683

Offsetting of Financial Liabilities:
Derivatives	$68,689	$(68,689)	$-	$-	$-
Securities sold under agreement to repurchase	-	-	-	-	-

Total Liabilities	$68,689	$(68,689)	$-	$-	$-

For information regarding the rights of offset associated with the derivative assets and liabilities in the table above see “Credit Risk” below. For securities purchased under agreements to resell and securities sold under agreements to repurchase, the Company monitors the value of the securities and maintains collateral, as appropriate, to protect against credit exposure. Where the Company has entered into repurchase and resale agreements with the same counterparty, in the event of default, the Company would generally be permitted to exercise rights of offset. For additional information on the Company’s accounting policy for securities repurchase and resale agreements, see Note 2 to the Company’s Consolidated Financial Statements.

Cash Flow Hedges

The primary derivative instruments used by the Company in its cash flow hedge accounting relationships are currency swaps. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, equity or embedded derivatives in any of its cash flow hedge accounting relationships.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

The following tables provide the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship:

	Year Ended December 31, 2013
	Realized Investment Gains/(Losses)	Net Investment Income	Other Income		Accumulated Other Comprehensive Income(1)
	(in thousands)
Derivatives Designated as Hedging Instruments:
Cash flow hedges
Currency/Interest Rate	$-	$1,029	$(794)	$	(4,848)

Total cash flow hedges	-	1,029	(794)		(4,848)

Derivatives Not Qualifying as Hedging Instruments:
Interest Rate	(191,954)	-	-		-
Currency	51	-	-		-
Currency/Interest Rate	(3,450)	-	(17)		-
Credit	(1,106)	-	-		-
Equity	(130,714)	-	-		-
Embedded Derivatives	274,374	-	-		-

Total non-qualifying hedges	(52,799)	-	(17)		-

Total	$(52,799)	$1,029	$(811)		$(4,848)

	Year Ended December 31, 2012
	Realized Investment Gains/(Losses)	Net Investment Income		Other Income	Accumulated Other Comprehensive Income(1)
	(in thousands)
Derivatives Designated as Hedging Instruments:
Cash flow hedges
Currency/Interest Rate	$-	$707	$	46	$(2,376)

Total cash flow hedges	-	707		46	(2,376)

Derivatives Not Qualifying as Hedging Instruments:
Interest Rate	1,309	-		-	-
Currency	(147)	-		-	-
Currency/Interest Rate	(866)	-		(6)	-
Credit	(763)	-		-	-
Equity	(69,527)	-		-	-
Embedded Derivatives	(116,431)	-		-	-

Total non-qualifying hedges	(186,425)	-		(6)	-

Total	$(186,425)	$707		$40	$(2,376)

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2011
	Realized Investment Gains/(Losses)	Net Investment Income	Other Income	Accumulated Other Comprehensive Income(1)
	(in thousands)
Derivatives Designated as Hedging Instruments:
Cash flow hedges
Currency/Interest Rate	$(337)	$233	$49	$1,715

Total cash flow hedges	(337)	233	49	1,715

Derivatives Not Qualifying as Hedging Instruments:
Interest Rate	90,706	-	-	-
Currency	175	-	-	-
Currency/Interest Rate	1,102	-	-	-
Credit	733	-	-	-
Equity	(3,264)	-	-	-
Embedded Derivatives	88,740	-	-	-

Total non-qualifying hedges	178,192	-	-	-

Total	$177,855	$233	$49	$1,715

(1)	Amounts deferred in “Accumulated other comprehensive income (loss).”

For the years ended December 31, 2013, 2012 and 2011, the ineffective portion of derivatives accounted for using hedge accounting was not material to the Company’s results of operations and there were no material amounts reclassified into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging.

Presented below is a roll forward of current period cash flow hedges in “Accumulated other comprehensive income (loss)” before taxes:

(in thousands)
Balance, December 31, 2010	$808
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2011	1,607
Amount reclassified into current period earnings	108

Balance, December 31, 2011	2,523
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2012	(622)
Amount reclassified into current period earnings	(1,754)

Balance, December 31, 2012	147
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2013	(4,519)
Amount reclassified into current period earnings	(329)

Balance, December 31, 2013	$(4,701)

As of December 31, 2013 and 2012, the Company did not have any qualifying cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 20 years. Income amounts deferred in “Accumulated other comprehensive income (loss)” as a result of cash flow hedges are included in “Net unrealized investment gains (losses)” in the Consolidated Statements of Equity.

Credit Derivatives

The Company has no exposure from credit derivatives where it has written credit protection as of December 31, 2013 and December 31, 2012.

The Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. As of December 31, 2013 and December 31, 2012, the Company had $14 million of outstanding notional amounts, reported at fair value as a liability of less than $1 million for both periods.

Prior to disposal in the fourth quarter of 2013, the Company held certain externally-managed investments in the European market which contained embedded derivatives. Their fair values were primarily driven by changes in credit spreads. These investments were medium-term notes that were collateralized by investment portfolios primarily consisting of investment grade European fixed income securities, including corporate bonds and asset-backed securities, and derivatives, as well as varying degrees of leverage. The notes had a stated coupon and provided a return based on the performance of the underlying portfolios and the level of leverage. The Company invested in these notes to earn a coupon through maturity, consistent with its investment purpose for other debt securities. The notes were accounted for under U.S. GAAP as available-for-sale fixed maturity securities with bifurcated embedded derivatives (total return swaps). Changes in the value of the fixed maturity securities were reported in Equity under the heading “Accumulated Other Comprehensive Income (Loss)” and changes in the market value of the embedded total return swaps are

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

included in current period earnings in “Realized investment gains (losses), net.” The Company’s maximum exposure to loss from these investments was $64 million on December 31, 2012. The fair value of the embedded derivatives included in “Fixed maturities, available-for-sale” was a liability of $23 million on December 31, 2012.

Credit Risk

The Company is exposed to credit-related losses in the event of non-performance by our counterparty to financial derivative transactions.

The Company has credit risk exposure to an affiliate, Prudential Global Funding, LLC (“PGF”), related to its OTC derivative transactions. PGF manages credit risk with external counterparties by entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties, and by obtaining collateral where appropriate, see Note 13. Additionally, limits are set on single party credit exposures which are subject to periodic management review.

Under fair value measurements, the Company incorporates the market’s perception of its own and the counterparty’s non-performance risk in determining the fair value of the portion of its OTC derivative assets and liabilities that are uncollateralized. Credit spreads are applied to the derivative fair values on a net basis by counterparty. To reflect the Company’s own credit spread a proxy based on relevant debt spreads is applied to OTC derivative net liability positions. Similarly, the Company’s counterparty’s credit spread is applied to OTC derivative net asset positions.

12. COMMITMENTS, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS

Commitments

The Company has made commitments to fund $24.9 million of commercial loans as of December 31, 2013. The Company also made commitments to purchase or fund investments, mostly private fixed maturities, of $116 million as of December 31, 2013.

Contingent Liabilities

On an ongoing basis, the Company’s internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the costs of such remediation, administrative costs and regulatory fines.

The Company is subject to the laws and regulations of states and other jurisdictions concerning the identification, reporting and escheatment of unclaimed or abandoned funds, and is subject to audit and examination for compliance with these requirements. For additional discussion of these matters, see “Litigation and Regulatory Matters” below.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.

Litigation and Regulatory Matters

The Company is subject to legal and regulatory actions in the ordinary course of its business. Pending legal and regulatory actions include proceedings specific to the Company and proceedings generally applicable to business practices in the industry in which it operates. The Company is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. The Company is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In some of the pending legal and regulatory actions, plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Company’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain. The following is a summary of certain pending proceedings.

The Company establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed, including matters discussed below. As of December 31, 2013,

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

the aggregate range of reasonably possible losses in excess of accruals established is not currently estimable. The Company reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.

In January 2013, a qui tam action on behalf of the State of Florida, Total Asset Recovery Services v. Met Life Inc., et al., Manulife Financial Corporation, et. al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Insurance Agency, LLC, filed in the Circuit Court of Leon County, Florida, was served on Prudential Insurance. The complaint alleges that Prudential Insurance failed to escheat life insurance proceeds to the State of Florida in violation of the Florida False Claims Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys’ fees and costs. In March 2013, the Company filed a motion to dismiss the complaint. In August 2013, the court dismissed the complaint with prejudice. In September 2013, plaintiff filed an appeal with Florida’s Circuit Court of the Second Judicial Circuit in Leon County.

In October 2012, the State of West Virginia, through its State Treasurer, filed a lawsuit, State of West Virginia ex. Rel. John D. Perdue v. PRUCO Life Insurance Company, in the Circuit Court of Putnam County, West Virginia. The complaint alleges violations of the West Virginia Uniform Unclaimed Property Fund Act by failing to properly identify and report all unclaimed insurance policy proceeds which should either be paid to beneficiaries or escheated to West Virginia. The complaint seeks to examine the records of the Company to determine compliance with the West Virginia Uniform Unclaimed Property Fund Act, and to assess penalties and costs in an undetermined amount. In April 2013, the Company filed a motion to dismiss the complaint. In December 2013, the Court granted the Company’s motion and dismissed the complaint with prejudice. In January 2014, the State of West Virginia appealed the decision.

In January 2012, a Global Resolution Agreement entered into by the Company and a third party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased insureds and contractholders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by the Company to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires the Company to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Substantially all other jurisdictions that are not signatories to the Global Resolution Agreement or the Regulatory Settlement Agreement have entered into similar agreements with the Company.

The Company is one of several companies subpoenaed by the New York Attorney General regarding its unclaimed property procedures. Additionally, the New York State Department of Financial Services (“NYDFS”) has requested that 172 life insurers (including the Company) provide data to the NYDFS regarding use of the SSMDF. The New York Office of Unclaimed Funds is conducting an audit of the Company’s compliance with New York’s unclaimed property laws. In February 2012, the Massachusetts Office of the Attorney General requested information regarding the Company’s unclaimed property procedures. In December 2013, this matter was closed without prejudice. In May 2013, the Company entered into a settlement agreement with the Minnesota Department of Commerce, Insurance Division, which requires the Company to take additional steps to identify deceased insureds and contract holders where a valid claim has not been made.

In December 2010, a purported state-wide class action complaint, Phillips v. Prudential Financial, Inc, was filed in state court and removed to the United States District Court for the Southern District of Illinois. The complaint makes allegations under Illinois law, on behalf of a class of Illinois residents whose death benefit claims were settled by retained assets accounts. In March 2011, the complaint was amended to drop Prudential Financial as a defendant and add the Company and The Prudential Insurance Company of America as a defendant. The matter is now captioned Phillips v. Prudential Insurance and Pruco Life Insurance Company. In November 2011, the complaint was dismissed. In December 2011, plaintiff appealed the dismissal. In May 2013, the United States Court of Appeals for the Seventh Circuit affirmed the dismissal of plaintiff’s putative class action complaint. In August 2013, plaintiff’s time to appeal the dismissal expired.

The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.

13.  RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. Although we seek to ensure that these transactions and relationships are fair and reasonable, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

Expense Charges and Allocations

Many of the Company’s expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into general and administrative expenses and agency distribution expenses.

The Company’s general and administrative expenses are charged to the Company using allocation methodologies based on business production processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. The Company reviews its allocation methodology periodically which it may adjust accordingly. General and administrative expenses also include allocations of stock compensation expenses related to a stock option program and a deferred compensation program issued by Prudential Financial. The expense charged to the Company for the stock option program was $1 million for years ended December 31, 2013 and 2012 and less than $1 million for the year ended December 31, 2011. The expense charged to the Company for the deferred compensation program was $7 million, $6 million and $7 million for the years ended December 31, 2013, 2012 and 2011, respectively.

The Company is charged for its share of employee benefits expenses. These expenses include costs for funded and non-funded contributory and non-contributory defined benefit pension plans. Some of these benefits are based on final group earnings and length of service while others are based on an account balance, which takes into consideration age, service and earnings during career. The Company’s share of net expense for the pension plans was $22 million, $18 million and $18 million for the years ended December 31, 2013, 2012 and 2011, respectively.

Prudential Insurance sponsors voluntary savings plans for its employee’s 401(k) plans. The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The Company’s expense for its share of the voluntary savings plan was $8 million for years ended December 31, 2013, 2012 and 2011.

The Company is charged distribution expenses from Prudential Insurance’s agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement.

The Company pays commissions and certain other fees to Prudential Annuities Distributors, Incorporated (“PAD”) in consideration for PAD’s marketing and underwriting of the Company’s products. Commissions and fees are paid by PAD to broker-dealers who sell the Company’s products. Commissions and fees paid by the Company to PAD were $877 million, $1,222 million and $1,144 million during the years ended December 31, 2013, 2012 and 2011, respectively.

Corporate Owned Life Insurance

The Company has sold four Corporate Owned Life Insurance or, “COLI,” policies to Prudential Insurance, and one to Prudential Financial. The cash surrender value included in separate accounts for these COLI policies was $2,595 million at December 31, 2013 and $2,390 million at December 31, 2012. Fees related to these COLI policies were $42 million, $35 million and $33 million for the years ended December 31, 2013, 2012 and 2011, respectively. The Company retains the majority of the mortality risk associated with these COLI policies. In October 2013, the Company increased the maximum amount of mortality risk on any life to $3.5 million for certain COLI policies.

Derivative Trades

In its ordinary course of business, the Company enters into OTC derivative contracts with an affiliate, PGF.

Reinsurance with Affiliates

The Company participates in reinsurance with its affiliates Prudential of Taiwan, PARCC, UPARC, Pruco Re, PAR TERM, PURC and PAR U, and its parent company, Prudential Insurance, in order to provide risk diversification, additional capacity for future growth and limit the maximum net loss potential. The Company is not relieved of its primary obligation to the policyholder as a result of these agreements.

Reinsurance amounts included in the Company’s Consolidated Statements of Financial Position at December 31, were as follows:

	December 31, 2013	December 31, 2012
	(in thousands)

Reinsurance recoverable	$13,657,859	$7,032,175
Policy loans	(64,720)	(52,767)
Deferred policy acquisition costs	(1,627,838)	(1,112,195)
Policyholders’ account balances	4,681,356	-
Future policy benefits and other policyholder liabilities	1,359,340	-
Other liabilities (reinsurance payables)	618,781	309,478

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

The reinsurance recoverables by counterparty is broken out below.

	December 31, 2013	December 31, 2012
	(in thousands)
UPARC	$44,835	$28,655
PAR U	8,091,712	1,633,026
PURC	940,218	-
PARCC	2,411,157	2,299,391
PAR TERM	816,787	486,012
Prudential Insurance	190,035	172,198
Pruco Re (1)	642	1,287,660
Prudential of Taiwan	1,157,639	1,115,560
Unaffiliated	4,832	9,673

Total Reinsurance Recoverables	$13,657,859	$7,032,175

(1)	December 31, 2013 excludes $388 million reclassed to other liabilities due to the mark-to-market impact discussed above.

Reinsurance amounts, excluding investment gains (losses) on affiliated asset transfers, included in the Company’s Consolidated Statements of Operations and Comprehensive Income (Loss) at December 31, were as follows:

	2013	2012	2011
	(in thousands)
Premiums	$(1,262,539)	$(1,153,853)	$(1,054,452)
Policy charges and fee income	(475,692)	(513,404)	(328,778)
Net investment income	(2,096)	(1,500)	(808)
Other income	(31,119)	30,303	3,183
Interest credited to policyholders’ account balance	(72,977)	(51,990)	(23,998)
Policyholders’ benefits	(1,325,428)	(1,313,157)	(1,133,782)
Reinsurance expense allowances, net of capitalization and amortization	(181,440)	(249,008)	(132,961)
Realized investment gains (losses) net	(2,058,885)	(53,842)	1,185,096

UPARC

Through June 30, 2011 the Company, excluding its subsidiaries, reinsured its Universal Protector policies having no-lapse guarantees with UPARC, an affiliated company. UPARC reinsured an amount equal to 90% of the net amount at risk related to the first $1 million in face amount plus 100% of the net amount at risk related to the face amount in excess of $1 million as well as 100% of the risk of uncollectible policy charges and fees associated with the no-lapse guarantee provision of these policies.

Effective July 1, 2011, the agreement between the Company and UPARC to reinsure its Universal Protector policies having no-lapse guarantees was amended for policies with effective dates prior to January 1, 2011. Under the amended agreement, UPARC reinsures an amount equal to 27% of the net amount at risk related to the first $1 million in face amount plus 30% of the net amount at risk related to the face amount in excess of $1 million as well as 30% of the risk of uncollectible policy charges and fees associated with the no-lapse guarantee provision of these policies. During the first quarter of 2013, the agreement between the Company and UPARC was further amended to revise language relating to the consideration due to the Company.

Effective July 1, 2013 the agreement between the Company and UPARC to reinsure its Universal Protector policies having no-lapse guarantees was further amended for policies with effective dates January 1, 2011 through December 31, 2012. Under the amended agreement, UPARC reinsures an amount equal to 27% of the net amount at risk related to the first $1 million in face amount plus 30% of the net amount at risk related to the face amount in excess of $1 million as well as 30% of the risk of uncollectible policy charges and fees associated with the no-lapse guarantee provision of these policies. Policies with effective dates January 1, 2013 through December 31, 2013 are reinsured with UPARC under the terms of the initial reinsurance agreement described above.

PAR U

Effective July 1, 2011, the Company, excluding its subsidiaries, entered into an automatic coinsurance agreement with PAR U, an affiliated company, to reinsure an amount equal to 70% of all the risks associated with its Universal Protector policies having no lapse guarantees as well as its Universal Plus policies, with effective dates prior to January 1, 2011. During the first quarter of 2013, the agreement between the Company, excluding its subsidiaries, and PAR U was amended to revise language relating to the consideration due to PAR U.

Effective July 1, 2012, the Company’s wholly owned subsidiary, PLNJ, entered into an automatic coinsurance agreement with PAR U, an affiliated company, to reinsure an amount equal to 95% of all the risks associated with its universal life policies. During the fourth quarter of 2012, the agreement between PLNJ and PAR U was amended to revise language relating to the consideration due to PAR U.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

On January 2, 2013 the Company began to assume GUL business from Prudential Insurance in connection with the acquisition of the Hartford Life Business. The GUL business assumed from Prudential Insurance is subsequently retroceded to PAR U. Collectively, reinsurance of the GUL business does not have a material impact on the equity of the Company.

Effective July 1, 2013, the agreement between the Company, excluding its subsidiaries, and PAR U was amended for policies with effective dates from January 1, 2011 through December 31, 2012. Under the amended agreement, PAR U reinsures an amount equal to 70% of all the risks associated with its Universal Protector policies having no lapse guarantees as well as its Universal Plus policies, with effective dates from January 1, 2011 through December 31, 2012 in addition to policies covered by the initial reinsurance agreement discussed above.

Effective October 1, 2013, the Company entered into an Assumption and Novation Agreement with PAR U and PURC. Under this agreement, PAR U novates, assigns, and transfers to PURC all of its rights, title, interests, duties, obligations, and liabilities under the aforementioned amendment entered into on July 1, 2013. PURC will succeed PAR U and become the counterparty to the Company with respect to the novated business. There is no financial impact to the Company as a result of this transaction.

PURC

The Company, excluding its subsidiaries, reinsures an amount equal to 70% of all the risks associated with its Universal Protector policies having no lapse guarantees as well as its Universal Plus policies, with effective dates from January 1, 2011 through December 31, 2012.

PARCC

The Company reinsures 90% of the risk under its term life insurance policies, with effective dates prior to January 1, 2010, through an automatic coinsurance agreement with PARCC.

PAR TERM

The Company reinsures 95% of the risk under its term life insurance policies with effective dates January 1, 2010 through December 31, 2013, through an automatic coinsurance agreement with PAR TERM.

Prudential Insurance

The Company has a yearly renewable term reinsurance agreement with Prudential Insurance and reinsures the majority of all mortality risks not otherwise reinsured.

On January 2, 2013, the Company began to assume GUL business from Prudential Insurance in connection with the acquisition of the Hartford Life Business. The GUL business assumed from Prudential Insurance is subsequently retroceded to PAR U. Collectively, reinsurance of this GUL business does not have a material impact on the equity of the Company.

The Company has reinsured a group annuity contract with Prudential Insurance, in consideration for a single premium payment by the Company, providing reinsurance equal to 100% of all payments due under the contract.

Pruco Re

The Company uses reinsurance as part of its risk management and capital management strategies for certain of its optional living benefit features. Starting from 2005, the Company has entered into various automatic coinsurance agreements with Pruco Re, an affiliated company, to reinsure its living benefit features sold on certain of its annuities.

Taiwan Branch Reinsurance Agreement

On January 31, 2001, the Company transferred all of its assets and liabilities associated with its Taiwan branch, including its Taiwan insurance book of business to Prudential of Taiwan, an affiliated company.

The mechanism used to transfer this block of business in Taiwan is referred to as a “full acquisition and assumption” transaction. Under this mechanism, the Company is jointly liable with Prudential of Taiwan for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet-matured obligations. Prudential of Taiwan is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company.

The transfer of the insurance related assets and liabilities was accounted for as a long-duration coinsurance transaction under accounting principles generally accepted in the United States. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverable is established. These assets and liabilities are denominated in US dollars.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

Affiliated Asset Administration Fee Income

The Company participates in a revenue sharing agreement with AST Investment Services, Inc., formerly known as American Skandia Investment Services, Inc, whereby the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust, formerly known as American Skandia Trust. Income received from AST Investment Services, Inc. related to this agreement was $311 million, $227 million and $153 million for the years ended December 31, 2013, 2012 and 2011, respectively. These revenues are recorded as “Asset administration fees” in the Consolidated Statements of Operations and Comprehensive Income (Loss).

The Company participates in a revenue sharing agreement with Prudential Investments LLC, whereby the Company receives fee income from policyholders’ account balances invested in The Prudential Series Fund (“PSF”). Income received from Prudential Investments LLC, related to this agreement was $11 million for the years ended December 31, 2013, 2012 and 2011. These revenues are recorded as “Asset administration fees” in the Consolidated Statements of Operations and Comprehensive Income (Loss).

Affiliated Investment Management Expenses

In accordance with an agreement with Prudential Investment Management, Inc. (“PIMI”), the Company pays investment management expenses to PIMI who acts as investment manager to certain Company general account and separate account assets. Investment management expenses paid to PIMI related to this agreement was $14.6 million, $14.1 million and $13.9 million for the years ended December 31, 2013, 2012 and 2011, respectively. These expenses are recorded as “Net Investment Income” in the Consolidated Statements of Operations and Comprehensive Income (Loss).

Affiliated Asset Transfers

From time to time, the Company participates in affiliated asset trades with parent and sister companies. Book and market value differences for trades with a parent and sister are recognized within Additional paid-in-capital (“APIC”) and Realized investment gain(loss), respectively.

Affiliate	Date	Transaction	Security Type	Fair Value	Book Value	Additional Paid-in Capital, Net of Tax Increase/ (Decrease)	Realized Investment Gain/ (Loss)	Derivative Gain/ (Loss)
				(in millions)
UPARC	Oct-11	Transfer In	Fixed Maturities	$350	$-	$-	$-	$37
PAR U	Oct-11	Transfer Out	Fixed Maturities	1,006	943	-	63	(61)
PAR U	Oct-11	Sale	Fixed Maturities	92	84	-	8	-
Prudential Financial	Nov-11	Sale	Fixed Maturities	45	41	3	-	-
Prudential Insurance	Dec-11	Sale	Commercial Loans	21	19	1	-	-
PARCC	Dec-11	Sale	Fixed Maturities	38	36	-	2	-
Prudential Insurance	Apr-12	Purchased	Fixed Maturities	3	2	(1)	-	-
Prudential Financial	Apr-12	Purchased	Fixed Maturities	28	25	(2)	-	-
Prudential Insurance	Jun-12	Purchased	Fixed Maturities	91	74	(11)	-	-
PAR U	Sep-12	Sale	Fixed Maturities & Commercial Mortgages	156	142	-	14	(5)
Prudential Financial	Sep-12	Transfer Out	Fixed Maturities	46	41	3	-	-
Prudential Insurance	Nov-12	Purchased	Fixed Maturities	110	102	(5)	-	-
Prudential Financial	Nov-12	Purchased	Fixed Maturities	12	12	(1)	-	-
Prudential Insurance	Dec-12	Purchased	Fixed Maturities	59	56	(2)	-	-
Prudential Insurance	Jan-13	Transfer In	Fixed Maturities	126	108	(12)	-	-
PAR U	Jan-13	Transfer Out	Fixed Maturities	126	108	-	18	-
Prudential Insurance	Jan-13	Transfer In	Fixed Maturities, Commercial Mortgages, Short-term Investments, & Trading Account Assets	4,825	4,825	(1)	-	-
PAR U	Jan-13	Transfer Out	Fixed Maturities, Commercial Mortgages, Short-term Investments, & Trading Account Assets	4,826	4,821	-	5	-
UPARC	Feb-13	Transfer In	Fixed Maturities	56	52	-	-	-
PAR U	Feb-13	Transfer Out	Fixed Maturities	132	122	-	10	-
Prudential Insurance	Mar-13	Purchased	Fixed Maturities	47	44	(2)	-	-
Prudential Insurance	Sep-13	Sale	Commercial Mortgages	2	2	1	-	-
Prudential Financial	Sep-13	Transfer Out	Fixed Maturities	25	25	(1)	-	-
UPARC	Sep-13	Transfer In	Fixed Maturities & Private Equity	192	189	-	-	3
PARU	Sep-13	Transfer Out	Fixed Maturities, Commercial Mortgages, & Private Equity	704	694	-	10	(15)

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

Debt Agreements

The Company is authorized to borrow funds up to $2.2 billion from affiliates to meet its capital and other funding needs.

The following table provides the breakout of the Company’s short-term and long-term debt with affiliates:

Affiliate	Date Issued	Amount of Notes - December 31, 2013	Amount of Notes - December 31, 2012	Interest Rate	Date of Maturity
		(in thousands)
PFI	11/15/2010	$66,000	$66,000	3.01%	11/13/2015
PFI	6/20/2011	150,000	200,000	1.64% - 3.17%	6/2013 - 6/2016
PFI	12/15/2011	159,000	212,000	2.65% - 3.61%	12/2013 - 12/2016
PFI	12/16/2011	33,000	44,000	2.65% - 3.61%	12/2013 - 12/2016
PFI	12/20/2012	88,000	267,000	1.37%	12/15/2015
Prudential Insurance	12/20/2010	204,000	204,000	3.47%	12/21/2015
Washington Street Investment	6/20/2012	316,000	395,000	1.15% - 3.02%	6/2013 - 6/2017
Washington Street Investment	12/17/2012	264,000	330,000	0.95% - 1.87%	12/2013 - 12/2017
Washington Street Investment	12/17/2012	52,000	65,000	0.95% - 1.87%	12/2013 - 12/2017
PFI	11/15/2013	9,000	-	2.24%	12/15/2018
PFI	11/15/2013	23,000	-	3.19%	12/15/2020
Prudential Insurance	12/6/2013	120,000	-	2.60%	12/15/2018
Prudential Insurance	12/6/2013	130,000	-	4.39%	12/15/2023
Prudential Insurance	12/6/2013	250,000	-	3.64%	12/15/2020
Pru Funding, LLC	12/31/2013	2,900	-	0.23%	1/7/2014

Total Loans Payable to Affiliates		$1,866,900	$1,783,000

The total interest expense to the Company related to loans payable to affiliates was $40.2 million, $43.7 million, and $33.1 million for the twelve months ended December 31, 2013, 2012, and 2011, respectively.

Contributed Capital and Dividends

In July and December of 2013 the Company paid dividends in the amounts of $155 million and $268 million respectively to Prudential Insurance.

14.	QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The unaudited quarterly results of operations for the years ended December 31, 2013 and 2012 are summarized in the table below:

	March 31	June 30	September 30	December 31

	(in thousands)

2013
Total revenues	$690,333	$656,314	$681,086	$668,041
Total benefits and expenses	235,444	229,901	(178,013)	303,812
Income (loss) from operations before income taxes	454,889	426,413	859,099	364,229
Net income (loss)	$347,055	$311,997	$577,646	$301,512

2012
Total revenues	$498,074	$561,203	$540,685	$624,315
Total benefits and expenses	(140,737)	1,054,097	181,818	263,722
Income (loss) from operations before income taxes	638,811	(492,894)	358,867	360,593
Net income (loss)	$461,304	$(353,363)	$315,599	$260,797

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of
Pruco Life Insurance Company:

In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations and comprehensive income, of equity and of cash flows present fairly, in all material respects, the financial position of Pruco Life Insurance Company (a wholly owned subsidiary of The Prudential Insurance Company of America) and its subsidiaries at December 31, 2013 and December 31, 2012, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2013 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 13 of the consolidated financial statements, the Company has entered into extensive transactions with affiliated entities.

/s/ PRICEWATERHOUSECOOPERS LLP

New York, New York
March 10, 2014

PART C:

OTHER INFORMATION

Item 26. EXHIBITS

Exhibit number Description of Exhibit

(a)	Board of Directors Resolution:
(i)	Resolution of Board of Directors of Pruco Life Insurance Company establishing the Pruco Life Variable Universal Account. (Note 4)
(ii)	Amendment to Separate Account Resolution. (Note 5)

(b)	Not Applicable.

(c)	Underwriting Contracts:
(i)	Distribution Agreement between Pruco Securities, LLC and Pruco Life Insurance Company. (Note 15)
(ii)	Selling Agreement used from 11-2008 to current. (Note 15)
(iii)	Selling Agreement used from 1-2008 to 11-2008. (Note 15)
(iv)	Selling Agreement used from 11-2007 to 1-2008. (Note 15)
(v)	Selling Agreement used from 12-2006 to 11-2007. (Note 15)
(vi)	Selling Agreement used from 11-2005 to 12-2006. (Note 15)
(vii)	Selling Agreement used from 9-2003 to 11-2005. (Note 15)
(viii)	Selling Agreement used from 3-1999 to 9-2003. (Note 15)

(d)	Contracts:
(i)	Variable Universal Life Insurance Contract (VUL-2004). (Note 7)
(ii)	Variable Universal Life Insurance Contract (VUL-2005). (Note 10)
(iii)	Variable Universal Life Insurance Contract (VUL-2008). (Note 13)
(iv)	Variable Universal Life Insurance Contract (VUL-2013). (Note 20)
(v)	Rider for Insured's Accidental Death Benefit - VL110B 2000. (Note 6)
(vi)	Rider for Payment of Invested Premium Amount Benefit Upon Insured's Total Disability - VL 100 B-2004. (Note 8)
(vii)	Rider for Payment of Invested Premium Amount Benefit Upon Insured's Total Disability - VL 100 B-2007. (Note 13)
(viii)	Rider for Level Term Insurance Benefit on Dependent Children - VL 182B 2000. (Note 6)
(ix)	Rider for Level Term Insurance Benefit on Dependent Children - VL 182B 2005. (Note 13)
(x)	Rider for Level Term Insurance Benefit on Dependent Children - From Conversions - VL 184B 2000. (Note 6)
(xi)	Rider for Level Term Insurance Benefit on Dependent Children - From Conversions - VL 184B 2005. (Note 13)
(xii)	Rider for Flexible Term Insurance Benefit on Life of Insured - VL 197 B-2003. (Note 7)
(xiii)	Rider for Flexible Term Insurance Benefit on Life of Insured - VL 197 B3-2003. (Note 6)
(xiv)	Rider for Settlement Options to Provide Acceleration of Death Benefits: (aa) All states except New York - ORD87241-90-P. (Note 6)
(xv)	Rider for Excess Loan Protection – PLI 518-2008 (Note 14)
(xvi)	Endorsement for Type C Death Benefit Option - PLI 492-2003. (Note 6)
(xvii)	Endorsement for Type C Death Benefit Option - PLI 492-2007. (Note 13)
(xviii)	Endorsement for Type C Death Benefit Option - PLI 539-2013. (Note 20)

(e)	Application:
(i)	Application for Variable Universal Life Insurance Contract. (Note 16)
(ii)	Supplement to the Application for Variable Universal Life Insurance Contract. (Note 3)

(f)	Depositor’s Certificate of Incorporation and By-Laws:
(i)	Articles of Incorporation of Pruco Life Insurance Company, as amended October 19, 1993. (Note 2)
(ii)	By-laws of Pruco Life Insurance Company, as amended May 6, 1997. (Note 16)

(g)	Reinsurance Agreements:.
(i)	Agreement between Pruco Life and Munich American Reassurance Company. (Note 9)
(ii)	Amendments (1, 5, 6, Exhibit A) to the Agreement between Pruco Life and Munich American Reassurance Company. (Note 9)
(iii) (iv)
Amendments (3, 4) to the Agreement between Pruco Life and Munich American Reassurance Company. (Note 1)
Amendment (7) to the Agreement between Pruco Life and Munich American Reassurance Company (Note 12)

(v)	Amendments (8, 9) to the Agreement between Pruco Life and Munich American Reassurance Company. (Note 13)
(vi)	Amendments (2, 10, 11) to the Agreement between Pruco Life and Munich American Reassurance Company. (Note 14)
(vii)	Agreement between Pruco Life and Prudential. (Note 11)
(viii)	Amendments (1-13) to the Agreement between Pruco Life and Prudential. (Note 18)
(ix)	Agreement between Pruco Life and General Re Life Corporation. (Note 12)
(x)	Amendments (1, 2) to the Agreement between Pruco Life and General Re Life Corporation. (Note 13)
(xi)	Amendments (3, 4) to the Agreement between Pruco Life and General Re Life Corporation. (Note 14)
(xii)	Agreement between Pruco Life and Optimum Re Insurance Company. (Note 12)
(xiii)	Amendment (1) to the Agreement between Pruco Life and Optimum Re Insurance Company. (Note 13)
(xiv)	Amendments (2, 3) to the Agreement between Pruco Life and Optimum Re Insurance Company. (Note 14)
(xv)	Agreement between Pruco Life and RGA Reinsurance Company. (Note 12)
(xvi)	Amendment (1) to the Agreement between Pruco Life and RGA Reinsurance Company. (Note 12)
(xvii)	Amendments (2) to the Agreement between Pruco Life and RGA Reinsurance Company. (Note 14)
(xviii)	Amendment (3, 4) to the Agreement between Pruco Life and RGA Reinsurance Company. (Note 16)
(xix)	Amendment (5) to the Agreement between Pruco Life and RGA Reinsurance Company. (Note 18)
(xx)	Agreement between Pruco Life and Scor Global Life Re Insurance Company of Texas. (Note 14)
(xxi) (xxii) (xxiii)
Amendment (1) to the Agreement between Pruco Life and Scor Global Life Re Insurance Company of Texas. (Note 16)
Amendment (2) to the Agreement between Pruco Life and Scor Global Life Re Insurance Company of Texas. (Note 1)
Amendments (3, 4) to the Agreement between Pruco Life and Scor Global Life Re Insurance Company of Texas. (Note 1)

(xxiv)	Agreement between Pruco Life and Scor Global Life U.S. Re Insurance Company. (Note 14)
(xxv) (xxvi)
Amendment (1) to the Agreement between Pruco Life and Scor Global Life U.S. Re Insurance Company.  (Note 14)
Amendments (3, 4) to the Agreement between Pruco Life and Scor Global Life U.S. Re Insurance Company. (Note 1)

(xxvii)	Agreement between Pruco Life and ACE Life Insurance Company. (Note 15)
(xxviii)	Amendment (1) to the Agreement between Pruco Life and ACE Life Insurance Company. (Note 15)
(xxix)	Form of Agreement between Prudential, including subsidiaries, with reinsurance companies. (Note 17)
(xxx)	Agreement between Pruco Life and Annuity & Life Reassurance, Ltd. (Note 18)
(xxxi)	Amendments (1,2,4) to the Agreement between Pruco Life and Annuity & Life Reassurance, Ltd. (Note 18)
(xxxii)	Blanket Amendment to the Agreement between Pruco Life and Annuity & Life Reassurance, Ltd. (Note 18)
(xxxiii)	Termination Amendment to the Agreement between Pruco Life and Annuity & Life Reassurance, Ltd. (Note 18)
(xxxiv)	Agreement between Pruco Life and Scottish Re, Inc. (Note 9)
(xxxv)	Amendments (1, 2, 3, Exhibit A) to the Agreement between Pruco Life and Scottish Re, Inc. (Note 9)
(xxxvi)	Amendment (4) to the Agreement between Pruco Life and Scottish Re, Inc.(Note 12)
(xxxvii)	Amendments (5 & 6) to the Agreement between Pruco Life and Scottish Re, Inc.(Note 13)
(xxxviii)	Amendment (7) to the Agreement between Pruco Life and Scottish Re, Inc.(Note 18)
(xxxix)	Agreement between Pruco Life and Swiss Re. (Note 18)
(xl)	Amendments (1-10) to the Agreement between Pruco Life and Swiss Re. (Note 18)
(xli)	Agreement between Pruco Life and Transamerica. (formerly AUSA) (Note 18)
(xlii)	Amendments (1-6,9) to the Agreement between Pruco Life and Transamerica. (formerly AUSA) (Note 18)
(xliii)	Termination Amendment to the Agreement between Pruco Life and Transamerica. (formerly AUSA) (Note 18)
(xliv)	Agreement between Pruco Life and Transamerica. (Note 18)
(xli)	Amendments (1,2,4) to the Agreement between Pruco Life and Transamerica. (Note 18)
(xlvi)	Termination Amendment to the Agreement between Pruco Life and Transamerica. (Note 18)
(xlvii) (xlviii)	Agreement between Pruco Life and ACE Tempest Life Reinsurance Ltd. (Note 18) Amendment (2) to the Agreement between Pruco Life and ACE Tempest Life Reinsurance Ltd. (Note 1)

(h)	Participation Agreements:
(i)	American Skandia Trust Participation Agreement, as amended June 8, 2005 (Note 10)
(ii)	Amendment (1) to the Participation Agreement between Pruco Life and Advanced Series Trust (formerly American Skandia Trust), as amended June 8, 2005 (Note18)
(iii)	Participation Agreement between Pruco Life and American Century (Note 13)
(iv)	Amendment #3 to the Participation Agreement between Pruco Life and American Century (Note 13)
(v)	Participation Agreement between Pruco Life and American Funds (Note 19)
(vi)	Participation Agreement between Pruco Life and Dreyfus (Note 13)
(vii)	Participation Agreement between Pruco Life and Fidelity (Note 19)
(viii)	Amendment #1 to the Participation Agreement between Pruco Life and Fidelity (Note 19)
(ix)	Participation Agreement between Pruco Life and Franklin (Note 19)
(x)	Amendment # 3 to the Participation Agreement between Pruco Life and Franklin (Note 19)
(xi)	Amendment # 4 to the Participation Agreement between Pruco Life and Franklin (Note 19)
(xii)	Participation Agreement between Pruco Life and Hartford (Note 19)
(xiii)	Participation Agreement between Pruco Life and Janus (Note 13)
(xiv)	Participation Agreement between Pruco Life and JPMorgan (Note 13)
(xv)	Participation Agreement between Pruco Life and MFS (Note 13)
(xvi)	Amendment #6 to the Participation Agreement between Pruco Life and MFS (Note 13)
(xvii)	Amendment #7 to the Participation Agreement between Pruco Life and MFS (Note 19)
(xviii)	Participation Agreement between Pruco Life and Neuberger Berman (Note 13)
(xix)	Form of 22c-2 Agreement (Note 12)
(xx)	Participation Agreement between Pruco Life and Northern Lights (Note 17)
(xxi)	Amendment (1) to the Participation Agreement between Pruco Life and Northern Lights (Note 18)
(xxii)	Amendment (2) to the Participation Agreement between Pruco Life and Northern Lights (Note 1)

(i)	Administrative Contracts:
(i)	Service Agreement between Prudential and the Regulus Group, LLC. (Note 16)
(ii) Revised Service Agreement between Prudential and the Regulus Group LLC, a TransCentra company. (Note 1)
(j)	Not Applicable.

(k)	Opinion and Consent of Sun-Jin Moon, Esq., as to the legality of the securities being registered. (Note 1)

(l)	Not Applicable.

(m)	Not Applicable.

(n)	Other Opinions:
(i)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm. (Note 1)
(ii)	Powers of Attorney: John Chieffo, Yanela C. Frias, Bernard J. Jacob, Richard F. Lambert, Stephen Pelletier, Kent D. Sluyter, Kenneth Y. Tanji. (Note 1)

(o)	None.

(p)	Not Applicable.

(q)	Redeemability Exemption:
(i)	Memorandum describing Pruco Life Insurance Company's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-3(T)(b)(12)(iii). (Note 1)

---------------------------------------------------------

(Note 1)	Filed herewith.
(Note 2)	Incorporated by reference to Form S-6, Registration No. 333-07451, filed July 2, 1996 on behalf of the Pruco Life Variable Appreciable Account.
(Note 3)	Incorporated by reference to Form S-6, Registration No. 333-85115, filed on August 13, 1999 on behalf of the Pruco Life Variable Universal Account.
(Note 4)	Incorporated by reference to Post-Effective Amendment No. 10 to Form S-6, Registration No. 33-29181, filed April 28, 1997 on behalf of the Pruco Life Variable Universal Account.
(Note 5)	Incorporated by reference to Form S-6, Registration No. 333-94117, filed January 5, 2000 on behalf of the Pruco Life Variable Universal Account.
(Note 6)	Incorporated by reference to Form N-6, Registration No. 333-109284, filed September 30, 2003 on behalf of the Pruco Life Variable Universal Account.
(Note 7)	Incorporated by reference to Form N-6 to this Registration Statement, filed February 13, 2004 on behalf of the Pruco Life Variable Universal Account.
(Note 8)	Incorporated by reference to Post-Effective Amendment No. 1 to this Registration Statement, filed February 15, 2005 on behalf of the Pruco Life Variable Universal Account.
(Note 9)	Incorporated by reference to Post-Effective Amendment No. 2 to this Registration Statement, filed April 19, 2005 on behalf of the Pruco Life Variable Universal Account.
(Note 10)	Incorporated by reference to Post-Effective Amendment No. 3 to this Registration Statement, filed August 12, 2005 on behalf of the Pruco Life Variable Universal Account.
(Note 11)	Incorporated by reference to Post-Effective Amendment No. 6 to this Registration Statement, filed April 19, 2006 on behalf of the Pruco Life Variable Universal Account.
(Note 12)	Incorporated by reference to Post-Effective Amendment No. 7 to this Registration Statement, filed April 12, 2007 on behalf of the Pruco Life Variable Universal Account.
(Note 13)	Incorporated by reference to Post-Effective Amendment No. 8 to this Registration Statement, filed April 18, 2008 on behalf of the Pruco Life Variable Universal Account.
(Note 14)	Incorporated by reference to Post-Effective Amendment No. 9 to this Registration Statement, filed April 22, 2009 on behalf of the Pruco Life Variable Universal Account.
(Note 15)	Incorporated by reference to Post-Effective Amendment No. 10 to this Registration Statement, filed April 14, 2010 on behalf of the Pruco Life Variable Universal Account.
(Note 16)	Incorporated by reference to Post-Effective Amendment No. 11 to this Registration Statement, filed April 12, 2011 on behalf of the Pruco Life Variable Universal Account.
(Note 17)	Incorporated by reference to Post-Effective Amendment No. 12 to this Registration Statement, filed April 23, 2012 on behalf of the Pruco Life Variable Universal Account.
(Note 18)	Incorporated by reference to Post-Effective Amendment No. 14 to this Registration Statement, filed April 12, 2013 on behalf of the Pruco Life Variable Universal Account.
(Note 19)	Incorporated by reference to Post-Effective Amendment No. 16 to this Registration Statement, filed June 28, 2013 on behalf of the Pruco Life Variable Universal Account.
(Note 20)	Incorporated by reference to Post-Effective Amendment No. 19 to this Registration Statement, filed September 26, 2013 on behalf of the Pruco Life Variable Universal Account.

Item 27. Directors and Major Officers of Pruco Life

The directors and major officers of Pruco Life, listed with their principal occupations, are shown below. The Principal business address of the directors and officers listed below is 213 Washington Street, Newark, New Jersey 07102.

DIRECTORS OF PRUCO LIFE

JOHN CHIEFFO – Vice President and Director

YANELA C. FRIAS - Vice President, Chief Financial Officer, Chief Accounting Officer, and Director

BERNARD J. JACOB - Director

RICHARD F. LAMBERT - Director

ROBERT F. O'DONNELL - Chief Executive Officer, President, and Director

KENT D. SLUYTER - Senior Vice President and Director

KENNETH Y. TANJI -Treasurer and Director

OFFICERS WHO ARE NOT DIRECTORS

ERIN C. SCHWERZMANN – Vice President and Corporate Counsel

JORDAN K. THOMSEN – Vice President and Corporate Counsel

JOSEPH D. EMANUEL - Vice President, Chief Legal Officer, and Secretary

SUN-JIN MOON - Vice President and Assistant Secretary

SARAH J. HAMID - Senior Vice President, Chief Actuary and Appointed Actuary

JAMES M. O’CONNOR - Senior Vice President and Actuary

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

Pruco Life, a life insurance company organized under the laws of Arizona, is a direct wholly-owned subsidiary of The Prudential Insurance Company of America and an indirect wholly-owned subsidiary of Prudential Financial, Inc.

The subsidiaries of Prudential Financial, Inc. are listed under Exhibit 21.1 of the Annual Report on Form 10-K of Prudential Financial, Inc., Registration No. 001-16707, the text of which is hereby incorporated by reference.

Item 29. Indemnification

The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability, which may be incurred in such capacity, subject to the terms, conditions, and exclusions of the insurance policies.

Arizona, being the state of organization of Pruco Life, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations.  The relevant provisions of Arizona law permitting indemnification can be found in Section 10-850 et seq. of the Arizona Statutes Annotated.  The text of Pruco Life’s By-law, Article VIII, which relates to indemnification of officers and directors, was filed on April 12, 2011 as exhibit Item 26.(f)(ii) to Form N-6 of this Registration Statement on behalf of the Pruco Life Variable Universal Account.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriters

(a) Pruco Securities, LLC ("Prusec"), an indirect wholly-owned subsidiary of Prudential Financial, acts as the Registrant's principal underwriter of the Contract.  Prusec, organized on September 22, 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).  (Prusec is a successor company to Pruco Securities Corporation, established on February 22, 1971.)  Prusec's principal business address is 751 Broad Street, Newark, New Jersey 07102.

Prusec acts as principal underwriter and general distributor for the following separate investment accounts and their affiliates:

Pruco Life Variable Universal Account
Pruco Life Variable Appreciable Account
Pruco Life of New Jersey Variable Appreciable Account
The Prudential Variable Appreciable Account
Pruco Life PRUvider Variable Appreciable Account
Pruco Life Variable Insurance Account
Pruco Life of New Jersey Variable Insurance Account
Union Security Insurance Company - Variable Account C

The Contract is sold by registered representatives of Prusec who are also authorized by state insurance departments to do so.  The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so.

(b)
MANAGERS AND OFFICERS OF PRUCO SECURITIES, LLC (“Prusec”)

Name and Principal Business Address --------------------------------------------------	Position and Office With Prusec ---------------------------------------------
Caroline Feeney (Note 1)	Chairman of the Board, Manager
John G. Gordon (Note 1)	President, Manager, Chief Operating Officer
Steven Weinreb (Note 3)	Vice President, Controller, Chief Financial Officer
Jeffrey Sheftic (Note 5)	Vice President
John D. McGovern (Note 1)	Vice President, Chief Compliance Officer
Ronald P. Herrmann (Note 1)	Vice President
Richard W. Kinville (Note 2)	Vice President, Anti-Money Laundering Officer
William D. Wilcox (Note 9)	Chief Legal Officer
John D. Rosero (Note 1)	Secretary
Charles E. Anderson (Note 8)	Vice President
Adam Scaramella (Note 10)	Vice President and Assistant Secretary
Margaret M. Foran (Note 2)	Vice President, Assistant Secretary
Mark A. Hug (Note 1)	Vice President, Manager
Patrick L. Hynes (Note 5)	Vice President
Charles M. O'Donnell (Note 1)	Vice President
Michele Talafha (Note 4)	Assistant Vice President
Kent D. Sluyter (Note 1)	Manager
Robert F. O'Donnell (Note 7)	Manager
Stuart S. Parker (Note 3)	Manager
Matthew J. Voelker (Note 6)	Manager
David Campen (Note 1)	Assistant Controller
Robert Szuhany (Note 1)	Assistant Controller
Daniel D. Rappoccio (Note 3)	Assistant Controller
Mary E. Yourth (Note 1)	Assistant Controller
Cathleen M. Paugh (Note 2)	Treasurer
Kathleen C. Hoffman (Note 2)	Assistant Treasurer
Laura J. Delaney (Note 2)	Assistant Treasurer
John M. Cafiero (Note 2)	Assistant Secretary
Sun-Jin Moon (Note 1)	Assistant Secretary
Patricia Christian (Note 1)	Assistant Secretary
Mary Jo Reich (Note 1)	Assistant Secretary

(Note 1) 213 Washington Street, Newark, NJ 07102
(Note 2) 751 Broad Street, Newark, NJ 07102
(Note 3) Three Gateway Center, Newark, NJ 07102
(Note 4) One New York Plaza, New York, NY 10292
(Note 5) 200 Wood Avenue South, Iselin, NJ 08830
(Note 6) 2998 Douglas Boulevard, Suite 220, Roseville, CA 95661
(Note 7) One Corporate Drive, Shelton, CT 06484
(Note 8) 13001 Bass Lake Road, Plymouth, MN 55442
(Note 9) 280 Trumball Street, 1 Commercial Plaza, Hartford, CT 06103-3509
(Note 10) 2101 Welsh Rd, Dresher, PA 19025-5000

(c) Prusec passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the Contracts.  However, Prusec does retain a portion of compensation it receives with respect to sales by its representatives.  Prusec retained compensation of $2,192,800 in 2013, $2,168,552 in 2012, and $2,477,021 in 2011.  Prusec offers the Contract on a continuous basis.

The sum of the chart below is $58,142,132, which represents Prusec's total 2012 Variable Life Distribution Revenue.  The amount includes both agency distribution and broker-dealer distribution.

Compensation received by Prusec during the last fiscal year with respect to variable life insurance products.
Principal Underwriter	Gross Distribution Revenue*	Compensation on Events Occasioning the Deduction of a Deferred Sales Load	Brokerage Commissions**	Other Compensation
Prusec	$43,855,992	$-0-	$14,286,140	$-0-
* Represents Variable Life Distribution Revenue for the agency channel.
** Represents Variable Life Distribution Revenue for the broker-dealer channel.

Because Prusec registered representatives who sell the Contracts are also our life insurance agents, they may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or our affiliates offer, such as conferences, trips, prizes, and awards, subject to applicable regulatory requirements.  In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.

Item 31. Location of Accounts and Records

The Depositor, Pruco Life Insurance Company, is located at 213 Washington Street, Newark, New Jersey 07102.

The Principal Underwriter, Pruco Securities, LLC, is located at 751 Broad Street, Newark, New Jersey 07102.

Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

Item 32. Management Services

Not Applicable.

Item 33. Representation of Reasonableness of Fees

Pruco Life Insurance Company (“Pruco Life”) represents that the fees and charges deducted under the Variable Universal Life Insurance Contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this post-effective amendment to be signed on its behalf by the undersigned, duly authorized, in the City of Newark, and State of New Jersey on this 7th day of April, 2014.

(Seal)
Pruco Life Variable Universal Account
(Registrant)

By: Pruco Life Insurance Company
(Depositor)

By: /s/ Erin C. Schwerzmann Erin C. Schwerzmann Vice President and Corporate Counsel

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 20 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 7th day of April, 2014.

Signature and Title

/s/ *
John Chieffo
Vice President and Director

/s/ *
Yanela C. Frias
Vice President, Chief Financial Officer, Chief Accounting Officer, and Director

/s/ *
Bernard J. Jacob
Director

/s/ *
Richard F. Lambert
Director

/s/ *
Stephen Pelletier
Second Vice President, performing the functions
of the principal executive officer as of the date of
this registration statement

/s/ *
Kent D. Sluyter
Director

/s/ *
Kenneth Y. Tanji
Treasurer and Director
*By: /s/ Erin C. Schwerzmann Erin C. Schwerzmann (Attorney-in-Fact)

EXHIBIT INDEX

Item 26.

(g) Reinsurance Treaties:	(iii) Amendments (3, 4) to the Agreement between Pruco Life and Munich American Reassurance Company.	C-

	(xxii) Amendment (2) to the Agreement between Pruco Life and Scor Global Life Re Insurance Company of Texas.	C-

	(xxiii) Amendments (3, 4) to the Agreement between Pruco Life and Scor Global Life Re Insurance Company of Texas.	C-

	(xxvi) Amendments (3, 4) to the Agreement between Pruco Life and Scor Global Life U.S. Re Insurance Company.	C-

	(xlviii) Amendment (2) to the Agreement between Pruco Life and ACE Tempest Life Reinsurance Ltd.	C-

(h) Participation Agreements:	(xxii) Amendment (2) to the Participation Agreement between Pruco Life and Northern Lights	C-

(i) Administrative Contracts:	(ii) Revised Service Agreement between Prudential and the Regulus Group LLC, a TransCentra company	C-
(k) Legal Opinion and Consent:	Opinion and Consent of Sun-Jin Moon, Esq. as to the legality of the securities being registered.	C-

(n) Other Opinions:
	(i) Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.	C-
	(ii) Powers of Attorney: John Chieffo, Yanela C. Frias, Bernard J. Jacob, Richard F. Lambert, Stephen Pelletier, Kent D. Sluyter, Kenneth Y. Tanji.	C-

(q) Redeemability Exemption:	(i) Memorandum describing Pruco Life Insurance Company's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-3(T)(b)(12)(iii).	C-